UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-08004

                         Aston Funds

(Exact name of registrant as specified in charter)

120 North LaSalle Street, 25th Floor

                             Chicago, IL 60602

(Address of principal executive offices) (Zip code)

Jeffrey T. Cerutti, President

Aston Funds

120 North LaSalle Street, 25th Floor

                             Chicago, IL 60602

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (312) 268-1400

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report 2015

October 31, 2015

Class N, I & R Shares

Equity

Fixed Income

Alternative

International

Sector

Balanced

Aston Funds

Dear Fellow Shareholder:

Overall, U.S. equity investors were rewarded with positive, albeit modest, returns despite increasing market volatility for the fiscal year ended October 31, 2015. The S&P 500® Index, a widely followed barometer of the U.S. equity market, returned 5.2% during the past twelve months. However, the U.S. equity market did experience its first correction in four years in August as investors worried about slowing China growth and the potential impact of a U.S. Federal Reserve (the “Fed”) rate hike on the slow recovery in the U.S. During the year, there was significant dispersion in performance across sectors with Consumer Discretionary stocks returning more than 21% while companies within the Energy sector fell 19%, driven in large part by the precipitous fall in oil prices. Meanwhile, international stocks fell during the prior year, returning -4.7%, as measured by the MSCI ACWI ex USA (in U.S. Dollar terms). International investment returns in U.S. Dollar terms were negatively impacted by continued strengthening in the U.S. Dollar. Despite the more recent difficult performance for equities, it’s worth noting that the first quarter of 2015 marked the six-year anniversary of the equity bull market.

The Barclays U.S. Aggregate Bond Index, a broad U.S. bond market benchmark, returned 2.0% for the fiscal year ended October 31, 2015. Interest rates fell throughout much of 2014 and for periods throughout the past fiscal year, lending positive support to bond prices. Investors, however, enter the new fiscal year with a close watch on the strength of the underlying U.S. economy and its potential impact on the Fed’s zero-interest-rate policy (and its subsequent impact on bond prices).

Our foremost goal at Aston Funds is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with our well-established investment managers, Aston Funds provides access to a distinctive array of actively-managed, return-oriented investment strategies. We thank you for your continued confidence and investment in Aston Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffrey Cerutti

Chief Executive Officer and President

Aston Funds

The views expressed in this report reflect those of the portfolio managers only, through the end of the period covered and do not necessarily represent the views of Aston Funds or Aston Asset Management, LLC. Any such views are subject to change at any time based upon market or other conditions and Aston Funds and Aston Asset Management, LLC disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an Aston Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Aston Fund.

Aston Funds

Large Cap Funds

ASTON/Cornerstone Large Cap Value Fund

ASTON/Fairpointe Focused Equity Fund

ASTON/Herndon Large Cap Value Fund

ASTON/Montag & Caldwell Growth Fund

Equity Income Funds

ASTON/River Road Dividend All Cap Value Fund

ASTON/River Road Dividend All Cap Value Fund II

Mid Cap Funds

ASTON/Fairpointe Mid Cap Fund

ASTON/Montag  & Caldwell Mid Cap Growth Fund

Small Cap Funds

ASTON/LMCG Small Cap Growth Fund

ASTON/River Road Independent Value Fund

ASTON/River Road Select Value Fund

ASTON/River Road Small Cap Value Fund

ASTON/Silvercrest Small Cap Fund

ASTON/TAMRO Small Cap Fund

Fixed Income Funds

ASTON/DoubleLine Core Plus Fixed Income Fund ASTON/TCH Fixed Income Fund

Alternative Funds

ASTON/Anchor Capital Enhanced Equity Fund

ASTON/Lake Partners LASSO Alternatives Fund

ASTON/River Road Long-Short Fund

International Funds

ASTON/Barings International Fund

ASTON/Guardian Capital Global Dividend Fund

ASTON/LMCG Emerging Markets Fund

ASTON/Pictet International Fund

ASTON/TAMRO International Small Cap Fund

Sector Fund

ASTON/Harrison Street Real Estate Fund

Balanced Fund

ASTON/Montag & Caldwell Balanced Fund

This report is submitted for general information to the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus which includes details regarding the funds’ objectives, policies, expenses and other information.

Aston Funds are distributed by Foreside Funds Distributors LLC, 400 Berwyn Park, 899 Cassatt Road, Berwyn, PA 19312

Shareholder Services 800-992-8151  •  www.astonfunds.com

NOT FDIC INSURED   •   NO BANK GUARANTEE  •  MAY LOSE VALUE

Aston Funds

ASTON/Cornerstone Large Cap Value Fund

Portfolio Manager Commentary (unaudited)	October 31, 2015
John Campbell, CFA; Rick van Nostrand, CFA; Cameron Clement, CFA; & Dean Morris, CFA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.

The Russell 1000® Value Index posted a return of roughly 0.5% over the past year, but exhibited substantial volatility along the way. Our investment process focuses on valuation, as measured by Cornerstone Investment Partners’ proprietary valuation tool, paired with rigorous fundamental analysis. Occasionally, short-term, non-fundamental factors such as price momentum and earnings estimate revisions may drive market performance. We have experienced such a period not only for the last 12 months, but for most of the past two years. During these periods, it is not uncommon for expensive stocks to outperform their more attractively valued peers. However, it is our experience that these periods typically end without warning, and exhibit dramatic reversals in market leadership. As disciplined investors, our response to such periods is to stick to our investment philosophy, which is simple, sensible, and has proven its worth over the long term.

Q.	What were the best performing holdings for the Fund during the period?

A.	Cisco Systems (+21.5%) was the top performer over the trailing twelve-month period. The market has rewarded Cisco for consistently delivering quarterly results in excess of Wall Street consensus expectations. The company offers a deeply embedded position across a broad customer base, and its valuation is compelling. Microsoft (+15.1%) also performed well. The company has delivered strong results under CEO Satya Nadella, and appears to be embracing the opportunity presented by cloud computing. Boeing (+17.4%) has outperformed as it has become clear that the company’s 787 airplane program will likely become highly cash generative in the future. The company continues to operate in an effective duopoly and appears meaningfully undervalued.
Q.	What were the weakest performing holdings?

A.	Ensco (-57.1%) was the weakest performer. The stock has been pressured by the decline in the price of crude oil, which has raised concerns regarding demand for offshore rigs. Ensco operates with a sizable backlog, strong balance sheet, and a high caliber rig fleet. We believe the company is well positioned to survive the downturn in oil prices, and emerge stronger. Additionally, the company is trading well below our estimate of its fair value. Cummins (-27.5%) performed poorly, trading lower due to concerns regarding demand in emerging market economies such as China and Brazil. The company continues to operate with a reputation for technological leadership, as well as a very strong balance sheet. Gap (-26.4%) has traded downward after delivering results below expectations, particularly in its Gap and Banana Republic brands. The company has generated strong results in its Old Navy brand, margins well above many peers, and growth in the Athleta brand. The stock appears significantly undervalued, with low expectations from investors.

Q.	How was the Fund positioned as of October 31, 2015?

A.	Our actively constructed 800 stock universe is trading at 89% of fair value based on our proprietary Fair Value Model. Within the universe, approximately 416 stocks remain undervalued, with the median stock price near our fair value estimate. While the six-and-a-half-year bull market has placed the overall market close to fair value, we believe that we are able to find attractive value in those companies that have demonstrated long-term profitability. Despite the market’s current valuation level, our work suggests attractive valuations in the Consumer Discretionary, Industrial, and Technology sectors, and we are overweight these sectors as a result. We continue to believe that divergences between price and value create compelling opportunities for long-term performance, and that we are positioned to capitalize on these opportunities in 2016 and beyond.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Value investing involves the risk that a Fund’s investments in companies believed to be undervalued will not appreciate as anticipated.

RETURNS FOR PERIOD ENDED 10/31/15

Average Annual Total Returns - Class N

One Year	-10.17%
Five Year	9.09%
Ten Year	5.52%
Since Inception	7.28%

Inception Date 01/04/93

Average Annual Total Returns - Class I

One Year	-9.88%
Five Year	9.40%
Ten Year	5.79%
Since Inception	5.55%

Inception Date 09/20/05

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The total expense ratios for Class N and Class I shares are 1.31% and 1.06%, respectively, as disclosed in the prospectus dated February 28, 2015. Please refer to the Financial Highlights section in this report for more information.

2

Aston Funds

ASTON/Cornerstone Large Cap Value Fund	October 31, 2015

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 95.59%

	Consumer Discretionary – 15.17%
101,200	BorgWarner	$4,333,384
43,350	Dollar General	2,937,829
137,575	Gap	3,744,791
88,300	Magna International (Canada)	4,656,059
60,050	VF	4,054,576

		19,726,639

	Consumer Staples – 3.26%
95,525	Tyson Foods, Class A	4,237,489

	Energy – 7.54%
50,500	Chevron	4,589,440
134,800	Ensco, Class A (United Kingdom)	2,241,724
56,775	Royal Dutch Shell, Class A SP ADR	2,978,417

		9,809,581

	Financials – 26.98%
34,950	ACE (Switzerland)	3,968,223
71,050	Capital One Financial	5,605,845
101,850	Citigroup	5,415,364
98,700	JPMorgan Chase	6,341,475
73,150	Lincoln National	3,914,256
42,175	PNC Financial Services Group	3,806,716
42,400	State Street	2,925,600
73,700	US Bancorp	3,108,666

		35,086,145

	Healthcare – 4.43%
57,075	Johnson & Johnson	5,766,287

	Industrials – 18.78%
26,925	Boeing	3,986,785
41,025	Cummins	4,246,498

Shares		Market Value

	Industrials (continued)
46,725	Honeywell International	$4,825,758
40,250	Norfolk Southern	3,221,208
49,400	Parker-Hannifin	5,172,180
14,130	WW Grainger	2,967,300

		24,419,729

	Information Technology – 19.43%
3,875	Alphabet, Class A *	2,857,386
203,100	Cisco Systems	5,859,435
99,750	EMC	2,615,445
118,800	Microsoft	6,253,632
142,825	Oracle	5,547,323
31,900	Western Digital	2,131,558

		25,264,779

	Total Common Stocks (Cost $133,553,841)	124,310,649

INVESTMENT COMPANY – 3.70%

4,808,638	BlackRock Liquidity Funds TempFund Portfolio	4,808,638

	Total Investment Company (Cost $4,808,638)	4,808,638

Total Investments – 99.29% (Cost $138,362,479)**		129,119,287

Net Other Assets and Liabilities – 0.71%		925,315

Net Assets – 100.00%		$130,044,602

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $140,374,896.

Gross unrealized appreciation	$4,523,285
Gross unrealized depreciation	(15,778,894)

Net unrealized depreciation	$(11,255,609)

SP ADR	Sponsored American Depositary Receipt

See accompanying Notes to Financial Statements.

3

Aston Funds

ASTON/Fairpointe Focused Equity Fund

Portfolio Manager Commentary (unaudited)	October 31, 2015
Robert S. Burnstine & Thyra E. Zerhusen

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 10 months?

A.

Macroeconomic concerns increased during 2015, primarily attributable to China’s devaluation of the yuan in August highlighting the slowing pace of China’s economic growth, the strong dollar weakening corporate earnings due to foreign currency exchange issues, and investor worries regarding the timing of interest rate increases by the Federal Reserve. In this macro-driven investment environment, stock price movements over the short term have been driven by momentum (both positive and negative) without regard to valuation. Over the longer term, however, valuation matters. Year to date, the Russell 1000® Growth benchmark has outperformed the Russell 1000® Value benchmark by over 900 basis points. As value investors, we focus on identifying companies that trade at significant discounts to our estimates of intrinsic value. Many of our holdings remain cyclically depressed and trade at the low end of their respective historical trading ranges on several financial metrics. And while the timing for change in investor sentiment is difficult to call, sentiment can change rather quickly. We anticipate our patience to be rewarded over time.

Q.	What were the best performing holdings for the Fund during the period?

A.	Our best performer, Hospira, agreed to be acquired by Pfizer for $90 per share in cash. Hologic, our second best performer, posted strong organic revenue growth across its diagnostic, breast health, surgical and skeletal health business segments. Management has led a broad turnaround focusing on better resource and capital allocation as well as excellent execution. Boston Scientific has benefited from solid organic revenue growth from its product pipeline and increasing margins due to better mix and productivity improvements.
Q.	What were the weakest performing holdings?

A.	Avon Products, our worst performer, was sold during the third quarter at a significant loss. Avon appeared inexpensive on several financial metrics, its own historical trading range, and competitor comparisons. While Avon’s balance sheet seemed secure several months ago, the magnitude of foreign currency issues created uncertainty regarding the ability of Avon to service its debt over time. Hewlett-Packard, our second worst performer, provided lower cash flow guidance due to currency headwinds and costs related to the separation into Hewlett-Packard Enterprises and HP Inc. We view the separation positively allowing each company to become more focused and enhance capital allocation efficiency. We believe its stock remains attractively valued. Teradata reported disappointing revenue and margins. Teradata is investing in its big data analytics applications as it seeks to expand its customer base to generate higher revenue growth. Teradata currently trades at the lower end of its historical trading range, yet continues to generate solid free cash flow and to repurchase a significant amount of its shares outstanding.

Q.	How was the Fund positioned as of October 31, 2015?

A.	While global equity markets have seen increased volatility, we have capitalized on opportunities that have emerged due to near-term disruptions. We continue to find undervalued stocks that, in our view, will perform well over a several year period. As our holding period is generally three to five years, we seek to be patient to allow the discount between current prices and our estimates of fair value to narrow. The Fund is overweight Consumer and Energy sectors relative to their respective benchmarks in our continued pursuit to hold stocks that we view as significantly undervalued. Conversely, we have reduced our exposure to Healthcare as the gap between price and our estimate of fair value narrowed for many of our Healthcare holdings.

Note: A basis point (bp) is a unit of measure. 1 bp = .01%.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Value investing involves the risk that a Fund’s investments in companies believed to be undervalued will not appreciate as anticipated.

RETURNS FOR PERIOD ENDED 10/31/15

Total Return - Class N

Cumulative Since Inception	-6.70%

Inception Date 12/24/14

Total Return - Class I

Cumulative Since Inception	-6.50%

Inception Date 12/24/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

4

Aston Funds

ASTON/Fairpointe Focused Equity Fund	October 31, 2015

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 99.64%

	Consumer Discretionary – 27.11%
11,100	21st Century Fox, Class A	$340,659
4,500	Carnival	243,360
11,600	Discovery Communications, Class C *	319,232
5,400	Interpublic Group	123,822
4,700	Liberty Interactive, Class A *	128,639
18,900	News, Class A	291,060
4,600	Scholastic	188,002
8,900	Staples	115,611

		1,750,385

	Consumer Staples – 12.04%
3,200	PepsiCo	327,008
5,500	Unilever, SP ADR (Great Britain)	244,475
3,600	Wal-Mart Stores	206,064

		777,547

	Energy – 10.78%
4,450	Apache	209,728
7,500	BP, SP ADR	267,750
13,800	Transocean Ltd. (Switzerland)	218,454

		695,932

	Financials – 6.90%
5,400	Legg Mason	241,650
2,900	Northern Trust	204,131

		445,781

	Healthcare – 8.43%
9,600	Boston Scientific *	175,488
3,000	Hologic *	116,580
700	Quest Diagnostics	47,565
2,400	Varian Medical Systems *	188,472
300	VCA *	16,431

		544,536

Shares		Market Value

	Industrials – 11.19%
4,600	AGCO	$222,594
5,100	Fluor	243,831
9,100	Kennametal	255,892

		722,317

	Information Technology – 17.69%
7,900	Cisco Systems	227,915
10,400	Cree *	261,976
12,300	Hewlett-Packard *	331,608
2,300	Itron *	84,479
8,400	Teradata *	236,124

		1,142,102

	Materials – 5.50%
4,300	FMC	175,053
5,500	Greif, Class A	180,290

		355,343

	Total Common Stocks (Cost $6,754,384)	6,433,943

INVESTMENT COMPANY – 0.71%

45,705	BlackRock Liquidity Funds TempFund Portfolio	45,705

	Total Investment Company (Cost $45,705)	45,705

Total Investments – 100.35% (Cost $6,800,089)**		6,479,648

Net Other Assets and Liabilities – (0.35)%		(22,856)

Net Assets – 100.00%		$6,456,792

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $6,802,160.

Gross unrealized appreciation	$261,688
Gross unrealized depreciation	(584,200)

Net unrealized depreciation	$(322,512)

SP ADR	Sponsored American Depositary Receipt

See accompanying Notes to Financial Statements.

5

Aston Funds

ASTON/Herndon Large Cap Value Fund

Portfolio Manager Commentary (unaudited)	October 31, 2015
Randell A. Cain, Jr., CFA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.

Over the past 1-year period ended October 31, 2015, the Russell 1000® Value Index increased less than 1%. The Fund underperformed the Russell 1000® Value Index by more than 500 basis points during the period. Both stock selection and sector allocation were negative; however, sector allocation was the main driver of relative performance. In terms of allocation, the portfolio’s overweight position in the underperforming Energy sector, along with the underweight position in Healthcare were the largest detractors from relative performance.

The three sectors with the highest relative contribution for the period were Consumer Staples, Consumer Discretionary and Materials. The Consumer Staples sector garnered positive double-digit returns led by Altria Group, a domestic manufacturer and seller of cigarettes and other tobacco products. Consumer Discretionary benefited from the increased spending in US off-brand retail establishments such as TJX Companies and Ross Stores that appealed to investors over the period. Stock selection of chemical companies, Newmarket and Lyondellbassell, drove the relative outperformance in the Materials sector.

The three sectors with the lowest level of relative contribution were Energy, Financials and Healthcare. Much of the maligned performance of Energy occurred in the fourth quarter of 2014 as the decline in oil prices wreaked havoc on this part of the portfolio. The two worst performing Energy stocks during the period were Oasis Petroleum and SM Energy, which were challenged by the severe volatility and price declines in crude oil. The majority of the underperformance in Financials can be attributed to Nationstar Mortgage and Waddell & Reed. Nationstar was negatively impacted by disappointing earnings and heightened regulatory scrutiny. Nationstar Mortgage was sold from the portfolio at the end of the second quarter of 2015 as a result of it being removed from our universe, the Russell 1000®

Index. Waddell & Reed is an asset manager that underperformed due to negative sentiment associated with turnover in the portfolio management ranks. Increased outflows and weaker fund performance have disproportionately punished the company. Our stock selection in the biotechnology industry led the relative underperformance in the Healthcare sector.

Q.	What were the best performing holdings for the Fund during the period?

A.	The top three positive individual stock contributors were Altria (+30%) a tobacco company in the Consumer Staples sector, Mylan (+9%) a global pharmaceuticals company in the Healthcare sector and Valero Energy (+35%) an oil refining and marketing company in the Energy sector.

Q.	What were the weakest performing holdings?

A.	The bottom three individual stock contributors were Nationstar Mortgage (-52%) a mortgage company in the Financials sector, SM Energy (-41%) and Oasis Petroleum (-58%). Both SM Energy and Oasis Petroleum are exploration and production companies within the Energy sector.

Q.	How was the Fund positioned as of October 31, 2015?

A.	As of October 31, 2015, the Fund was overweight in the Energy, Materials and Technology sectors while underweight in Financials, Utilities, and Telecom. We believe the stimulus in the global economy will eventually begin to have a more positive impact. We believe the portfolio is advantageously exposed and highly correlated with the sectors that have the potential to perform well during such a period of market performance and significantly underweight those that should lag.

Note: A basis point (bp) is a unit of measure. 1 bp = .01%.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Value investing involves the risk that a Fund’s investments in companies believed to be undervalued will not appreciate as anticipated.

RETURNS FOR PERIOD ENDED 10/31/15

Average Annual Total Returns - Class N

1 Year	-6.10%
Five Year	9.13%
Since Inception	8.87%

Inception Date 03/31/10

Average Annual Total Returns - Class I

1 Year	-5.88%
Since Inception	7.72%

Inception Date 03/02/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

6

Aston Funds

ASTON/Herndon Large Cap Value Fund	October 31, 2015

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 99.66%
	Consumer Discretionary – 5.23%
15,849	Ross Stores	$801,642
60,753	TJX	4,446,512
14,969	Yum! Brands	1,061,452

		6,309,606

	Consumer Staples – 8.50%
73,080	Altria Group	4,419,148
41,098	Campbell Soup	2,087,367
42,263	Philip Morris International	3,736,049

		10,242,564

	Energy – 21.12%
43,731	Apache	2,061,042
119,745	Chesapeake Energy	853,782
67,797	Continental Resources *	2,298,996
25,828	Exxon Mobil	2,137,009
85,700	Halliburton	3,289,166
79,243	Marathon Petroleum	4,104,787
174,627	Noble (United Kingdom)	2,352,226
62,514	SM Energy	2,084,842
26,121	Tesoro	2,793,119
52,829	Valero Energy	3,482,488

		25,457,457

	Financials – 20.72%
31,697	American Express	2,322,122
82,471	Apartment Investment & Management, Class A, REIT	3,232,038
65,742	CBOE Holdings	4,407,344
5,283	Credit Acceptance *	998,962
54,590	Discover Financial Services	3,069,050
75,427	Eaton Vance	2,723,669
32,871	McGraw-Hill Financial	3,045,169
29,056	Moody’s	2,794,025
64,568	Waddell & Reed Financial, Class A	2,385,142

		24,977,521

Shares		Market Value
	Healthcare – 10.68%
58,699	AbbVie	$3,495,525
24,360	Gilead Sciences	2,634,047
24,414	Jazz Pharmaceuticals (Ireland) *	3,351,556
76,901	Mylan *	3,390,565

		12,871,693

	Industrials – 11.69%
22,012	Lockheed Martin	4,838,898
29,643	Rockwell Collins	2,570,641
37,274	United Parcel Service, Class B	3,839,967
39,622	Verisk Analytics *	2,837,331

		14,086,837

	Information Technology – 15.12%
12,621	Accenture, Class A (Ireland)	1,352,971
4,109	Alliance Data Systems *	1,221,647
33,458	Apple	3,998,231
16,142	Harris	1,277,316
40,796	Hewlett-Packard *	1,099,860
25,828	MasterCard, Class A	2,556,714
22,046	Microsoft	1,160,501
37,861	Western Digital	2,529,872
157,605	Western Union	3,033,896

		18,231,008

	Materials – 6.60%
47,252	CF Industries Holdings	2,398,984
29,937	LyondellBasell Industries, Class A (Netherlands)	2,781,447
7,044	NewMarket	2,773,505

		7,953,936

	Total Common Stocks (Cost $110,469,323)	120,130,622

INVESTMENT COMPANY – 0.44%

524,577	BlackRock Liquidity Funds TempFund Portfolio	524,577

	Total Investment Company (Cost $524,577)	524,577

Total Investments – 100.10% (Cost $110,993,900)**		120,655,199

Net Other Assets and Liabilities – (0.10)%		(115,144)

Net Assets – 100.00%		$120,540,055

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $111,531,704.

Gross unrealized appreciation	$17,822,154
Gross unrealized depreciation	(8,698,659)

Net unrealized appreciation	$9,123,495

REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

7

Aston Funds

ASTON/Montag & Caldwell Growth Fund

Portfolio Manager Commentary (unaudited)	October 31, 2015
Ronald E. Canakaris, CFA, CIC & Andrew W. Jung, CFA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.

The Fund lagged its primary benchmark, the Russell 1000® Growth Index for the period. Performance benefited from an overweight allocation to Consumer Staples and underweight positions in Technology and Energy. We believe that the ending of Quantitative Easing (QE) in late 2014 allowed for normal market forces and company specific fundamentals to have a greater impact on share prices than was the case during the previous periods of significant liquidity being provided by the Fed. Against this backdrop we think active managers with strong, fundamentally-driven investment processes, like Montag & Caldwell, should benefit.

Q.	What were the best performing holdings for the Fund during the period?

A.	Our best performing stock was Starbucks (+67.9%) which benefited from strong same store sales and earnings growth as well as new initiatives such as mobile ordering which is anticipated to drive further sales/earnings strength. Nike rose 42.5%. Nike is a premier global athletic brand and sustained rapid growth across all key geographies during the period, propelling shares higher. Facebook rose 36% as the company demonstrated success monetizing its customers’ transition to mobile usage. IT consulting firm Accenture’s shares rose 35%. Fundamentals remained strong as Accenture assists its clients’ transition to mobile and digital applications. Walgreens Boots Alliance shares rose 34%. New management, resulting from the closing of the merger between Walgreens and European-based Alliance Boots, moved quickly to improve performance in US-based Walgreens stores and realize merger-related cost and revenue synergies.

Q.	What were the weakest performing holdings?

A.	Chipmaker Qualcomm shares fell 22% following losses to competitors and a patent dispute in China. We maintained only a modest position during the period, limiting its impact on relative performance. Union Pacific, one of our best performers the prior year, fell 22% as the slowdown in energy and industrial end markets resulted in slowing rail cargo volumes. Biogen shares fell 20% as sales for its key multiple sclerosis drug, Tecfidera, failed to meet expectations. Ralph Lauren lost 18% as ongoing heavy investments in stores, infrastructure and technology depressed earnings growth. Shares of online travel company Priceline fell 17%, as reported results suffered from the negative influence of the significant increase in the value of the dollar versus key currencies like the Euro.

Q.	How was the Fund positioned as of October 31, 2015?

A.	After several years of a zero interest rate policy and multiple rounds of QE, it appears that the Fed would like to begin raising interest rates off the zero-bound. Because economic growth is still very moderate, inflation is low and earnings growth continues to slow, the market is likely to be choppy as investors evaluate the Fed’s likely course of action. After the recent and overdue stock market correction in August, the market has recouped all of its losses even as the outlook for economic and earnings growth remains muted. With QE3 having ended a year ago, we think market forces will influence share prices more so than the Fed’s intervention in capital markets. As such, we expect stock market volatility to persist. We believe the high quality growth stocks in the Fund are well positioned for what could be a choppy and more volatile market environment. With the corporate earnings cycle maturing, these companies are particularly attractive as their earnings growth is more assured due to their strong business franchises both at home and abroad and their financial strength.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

RETURNS FOR PERIOD ENDED 10/31/15

Average Annual Total Returns - Class N

One Year	7.93%
Five Year	12.18%
Ten Year	7.79%
Since Inception	9.19%

Inception Date 11/02/94

Average Annual Total Returns - Class I

One Year	8.21%
Five Year	12.46%
Ten Year	8.07%
Since Inception	7.79%

Inception Date 06/28/96

Average Annual Total Returns - Class R

One Year	7.66%
Five Year	11.89%
Ten Year	7.54%
Since Inception	7.69%

Inception Date 12/31/02

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The total expense ratios for Class N, Class I and Class R shares are 1.04%, 0.79% and 1.29%, respectively, as disclosed in the prospectus dated February 28, 2015. Please refer to the Financial Highlights section in this report for more information.

8

Aston Funds

ASTON/Montag & Caldwell Growth Fund	October 31, 2015

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 93.40%

	Consumer Discretionary – 14.84%
1,150,000	Carnival	$62,192,000
570,000	Dollar General	38,628,900
987,080	Dollar Tree *	64,643,869
259,100	NIKE, Class B	33,949,873
955,000	Starbucks	59,754,350
890,000	TJX	65,139,100

		324,308,092

	Consumer Staples – 23.43%
880,000	Colgate-Palmolive	58,388,000
213,761	Costco Wholesale	33,799,889
665,000	CVS Health	65,688,700
737,400	Estee Lauder, Class A	59,331,204
2,200,000	Mondelez International, Class A	101,552,000
1,077,800	PepsiCo	110,140,382
984,256	Walgreens Boots Alliance	83,346,798

		512,246,973

	Energy – 0.41%
120,000	Occidental Petroleum	8,944,800

	Financials – 1.51%
610,100	Wells Fargo	33,030,814

	Healthcare – 26.71%
1,700,000	Abbott Laboratories	76,160,000
257,121	Allergan PLC (Ireland) *	79,314,115
425,000	AmerisourceBergen	41,016,750
405,923	Amgen	64,208,900
720,900	Celgene *	88,461,639
930,000	Cerner *	61,649,700
536,900	Gilead Sciences	58,054,997
245,000	McKesson	43,806,000
544,000	Thermo Fisher Scientific	71,144,320

		583,816,421

Shares		Market Value

	Industrials – 6.34%
650,000	Honeywell International	$67,132,000
46,000	Union Pacific	4,110,100
655,000	United Parcel Service, Class B	67,478,100

		138,720,200

	Information Technology – 20.16%
570,000	Accenture, Class A (Ireland)	61,104,000
133,337	Alphabet, Class A *	98,321,371
791,591	Cognizant Technology Solutions, Class A *	53,915,263
537,000	Facebook, Class A *	54,757,890
415,000	MasterCard, Class A	41,080,850
485,300	PayPal Holdings *	17,475,653
125,000	QUALCOMM	7,427,500
1,373,000	Visa, Class A	106,517,340

		440,599,867

	Total Common Stocks (Cost $1,757,868,622)	2,041,667,167

INVESTMENT COMPANY – 5.45%

119,122,132	BlackRock Liquidity Funds TempFund Portfolio	119,122,132

	Total Investment Company (Cost $119,122,132)	119,122,132

Total Investments – 98.85% (Cost $1,876,990,754)**		2,160,789,299

Net Other Assets and Liabilities – 1.15%		25,043,314

Net Assets – 100.00%		$2,185,832,613

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $1,878,212,993.

Gross unrealized appreciation	$310,150,622
Gross unrealized depreciation	(27,574,316)

Net unrealized appreciation	$282,576,306

See accompanying Notes to Financial Statements.

9

Aston Funds

ASTON/River Road Dividend All Cap Value Fund

Portfolio Manager Commentary (unaudited)	October 31, 2015

Henry W. Sanders, III, CFA; Thomas S. Forsha, CFA & James C. Shircliff, CFA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	Over the last 12 months, the most significant market factor affecting absolute return was increased volatility amidst the decline in commodity prices, weak corporate earnings, and uncertainty about the timing of monetary tightening by the Fed. Additionally, according to Ned Davis Research*, among S&P 500 companies, the companies with the lowest yields significantly outperformed those with the highest yields, creating a significant relative headwind for a dividend-oriented strategy. The Information Technology sector had the most significant positive impact on relative results in the period, primarily due to strong stock selection. The Financials sector had the most significant negative impact on relative results due to both weak stock selection and an underweight allocation.

Q.	What were the best performing holdings for the Fund during the period?

A.	The two holdings with the largest positive contribution to the Fund’s total return were Hasbro Inc., a worldwide leader in branded toys and games, and j2 Global Inc., a global provider of digital media and communications services. Hasbro shares surged following a dividend increase in the first quarter, followed by strong quarterly results in the second quarter, and excitement around the release of the new Jurassic Park film. The position was reduced multiple times and eventually eliminated at a substantial premium to our assessed valuation. j2 Global reported solid results from its Cloud Services and Digital Media divisions, driven by organic growth of the fax and voice customer base and improved monetization of media properties. We reduced the position twice during the year as it traded at a premium to its assessed valuation.
Q.	What were the weakest performing holdings?

A.	The two holdings with the lowest contribution to the Fund’s total return during the period were National Fuel Gas Co., an integrated natural gas utility, and Qualcomm Inc., which manufactures and sells integrated mobile communications technology. Shares of Natural Fuel Gas were down after the company introduced preliminary guidance for 2016 that included price-related production curtailments due to lower natural gas prices in the Marcellus Shale. We trimmed the position due to accumulated unrealized losses. Qualcomm faced two significant headwinds over the last year: (1) an anti-monopoly investigation by the Chinese government and (2) headwinds in its chip division due to increasing competition and Samsung’s decision to take its chip manufacturing in-house for its highest end smartphones. While Qualcomm settled favorably with the Chinese authorities, the Samsung decision resulted in a significant revenue headwind. We maintained the position during the period.

Q.	How was the Fund positioned as of October 31, 2015?

A.

The Fund remains significantly overweight in Consumer stocks (both Staples and Discretionary) and Information Technology, and is significantly underweight in Financials, Healthcare, and Energy. The underweight in Financials decreased meaningfully during the period versus the Russell 3000® Value Index benchmark, driven by a number of new positions that were added to the Fund. In Energy, the underweight increased rather dramatically versus the benchmark due to a number of holdings that were eliminated from this sector. Turnover remained elevated as we dealt with numerous overvalued positions and the average yield of Fund holdings increased marginally. We were pleased to see that the Fund largely behaved as expected over the duration of the brief pullback in recent months and were equally pleased with the participation in the sharp recovery.

*	Ned Davis Research, Inc. examined S&P 500 Stock Constituents ranked by quartiles (Dividend Yield) for the twelve months ended October 31, 2015.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Value investing involves the risk that a Fund’s investments in companies believed to be undervalued will not appreciate as anticipated.

Small-cap and mid-cap stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

RETURNS FOR PERIOD ENDED 10/31/15

Average Annual Total Returns - Class N

One Year	-0.23%
Five Year	11.04%
Ten Year	8.01%
Since Inception	7.76%

Inception Date 06/28/05

Average Annual Total Returns - Class I

One Year	0.02%
Five Year	11.33%
Since Inception	5.65%

Inception Date 06/28/07

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The total expense ratios for Class N and Class I shares are 1.09% and 0.84%, respectively, as disclosed in the prospectus dated February 28, 2015. Please refer to the Financial Highlights section in this report for more information.

10

Aston Funds

ASTON/River Road Dividend All Cap Value Fund	October 31, 2015

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 99.12%

	Consumer Discretionary – 11.38%
243,952	Cinemark Holdings	$8,645,659
573,097	Ford Motor	8,487,567
267,207	Kohl’s	12,323,587
135,813	Macy’s	6,923,747
464,584	National CineMedia	6,597,093
284,167	Omnicom Group	21,289,792
210,670	Target	16,259,511
394,152	Thomson Reuters (Canada)	16,168,115

		96,695,071

	Consumer Staples – 10.86%
150,574	Kimberly-Clark	18,025,214
190,014	Molson Coors Brewing, Class B	16,740,233
103,263	PepsiCo	10,552,446
454,868	Sysco	18,763,305
311,970	Unilever, SP ADR (Great Britain)	13,867,067
250,741	Wal-Mart Stores	14,352,415

		92,300,680

	Energy – 6.75%
104,056	Chevron	9,456,609
174,025	Exxon Mobil	14,398,829
256,218	Martin Midstream Partners LP	7,417,511
285,066	Occidental Petroleum	21,248,820
153,233	TransMontaigne Partners LP	4,857,486

		57,379,255

	Financials – 22.06%
138,865	CME Group	13,118,577
177,108	CNA Financial	6,475,068
179,114	Communications Sales & Leasing, REIT	3,598,400
281,794	Compass Diversified Holdings	4,635,511
326,398	CyrusOne, REIT	11,515,321

Shares		Market Value

	Financials (continued)
470,711	GEO Group, REIT	$15,189,844
776,653	Iron Mountain, REIT	23,796,636
290,443	PNC Financial Services Group	26,215,385
310,645	Sabra Health Care, REIT	7,045,429
140,147	Stock Yards Bancorp	5,280,739
487,563	U.S. Bancorp	20,565,407
255,629	Ventas, REIT	13,732,390
65,937	Washington Trust Bancorp	2,558,356
402,053	Wells Fargo	21,767,149
409,976	Weyerhaeuser, REIT	12,024,596

		187,518,808

	Healthcare – 3.69%
353,725	Owens & Minor	12,681,041
275,501	Quest Diagnostics	18,720,293

		31,401,334

	Industrials – 14.00%
657,948	ADT	21,738,602
586,070	Aircastle (Bermuda)	13,280,346
230,964	Emerson Electric	10,908,430
482,787	Fastenal	18,905,939
145,586	MSC Industrial Direct, Class A	9,138,433
136,824	Parker-Hannifin	14,325,473
285,842	Republic Services	12,502,729
176,201	United Parcel Service, Class B	18,152,227

		118,952,179

	Information Technology – 16.30%
489,065	Corning	9,096,609
185,862	CSG Systems International	6,230,094
687,481	Intel	23,278,107
136,011	j2 Global	10,547,653
646,420	Microsoft	34,027,549
309,953	Motorola Solutions	21,687,411
283,111	QUALCOMM	16,822,456
876,708	Western Union	16,876,629

		138,566,508

	Materials – 4.77%
172,986	Bemis	7,919,299
169,026	Compass Minerals International	13,731,672
113,025	Innophos Holdings	4,802,432
174,310	Nucor	7,373,313
60,226	Praxair	6,690,506

		40,517,222

	Telecommunication Services – 4.67%
92,158	Atlantic Tele-Network	7,042,714
245,463	Rogers Communications, Class B (Canada)	9,769,427
488,392	Verizon Communications	22,895,817

		39,707,958

	Utilities – 4.64%
244,788	AmeriGas Partners LP	10,437,760

See accompanying Notes to Financial Statements.

11

Aston Funds

ASTON/River Road Dividend All Cap Value Fund	October 31, 2015

Schedule of Investments – continued

Shares		Market Value

	Utilities (continued)
290,877	National Fuel Gas	$15,279,769
302,532	Vectren	13,756,130

		39,473,659

	Total Common Stocks (Cost $704,654,279)	842,512,674

INVESTMENT COMPANY – 0.33%

2,820,183	BlackRock Liquidity Funds TempFund Portfolio	2,820,183

	Total Investment Company (Cost $2,820,183)	2,820,183

Total Investments – 99.45% (Cost $707,474,462)*		845,332,857

Net Other Assets and Liabilities – 0.55%		4,644,722

Net Assets – 100.00%		$849,977,579

*	Aggregate cost for Federal income tax purposes is $705,527,430.

Gross unrealized appreciation	$165,675,256
Gross unrealized depreciation	(25,869,829)

Net unrealized appreciation	$139,805,427

LP	Limited Partnership
REIT	Real Estate Investment Trust
SP ADR	Sponsored American Depositary Receipt

See accompanying Notes to Financial Statements.

12

Aston Funds

ASTON/River Road Dividend All Cap Value Fund II

Portfolio Manager Commentary (unaudited)	October 31, 2015

Henry W. Sanders, III, CFA; Thomas S. Forsha, CFA & James C. Shircliff, CFA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	Over the last 12 months, the most significant market factor affecting absolute return was increased volatility amidst the decline in commodity prices, weak corporate earnings, and uncertainty about the timing of monetary tightening by the Federal Reserve. Additionally, according to Ned Davis Research*, among S&P 500 companies, the companies with the lowest yields significantly outperformed those with the highest yields, creating a significant relative headwind for a dividend-oriented strategy. The Information Technology sector had the most significant positive impact on relative results in the period, primarily due to strong stock selection. The Financials sector had the most significant negative impact on relative results due to both weak stock selection and an underweight allocation.

Q.	What were the best performing holdings for the Fund during the period?

A.	The two holdings with the largest positive contribution to the Fund’s total return were Hasbro Inc., a worldwide leader in branded toys and games, and Microsoft Corp., the company behind Windows and Office. Hasbro shares surged following a dividend increase in the first quarter, followed by strong quarterly results in the second quarter, and excitement around the release of the new Jurassic Park film. The position was reduced multiple times and eventually eliminated at a substantial premium to our assessed valuation. Microsoft reported strong fiscal third quarter results highlighted by significant growth in cloud revenue and constant currency revenue growth in its enterprise business. We maintained the position during the period.

Q.	What were the weakest performing holdings?

A.	The two holdings with the lowest contribution to the Fund’s total return during the period were National Fuel Gas Co., an integrated natural gas utility, and Qualcomm Inc., which manufactures and sells integrated mobile communications technology. Shares of National Fuel Gas were down after the company introduced preliminary guidance for 2016 that included price-related production curtailments due to lower natural gas prices in the Marcellus Shale. We trimmed the position due to accumulated unrealized losses. Qualcomm faced two significant headwinds over the last year: (1) an anti-monopoly investigation by the Chinese government and (2) headwinds in its chip division due to increasing competition and Samsung’s decision to take its chip manufacturing in-house for its highest end smartphones. While Qualcomm settled favorably with the Chinese authorities, the Samsung decision resulted in a significant revenue headwind. We maintained the position during the period.

Q.	How was the Fund positioned as of October 31, 2015?

A.

The Fund remains significantly overweight in Consumer stocks (Staples and Discretionary) and Information Technology, and is significantly underweight in Financials, Healthcare, and Energy. The underweight in Financials decreased meaningfully during the period versus the Russell 3000® Value Index benchmark, driven by a number of new positions that were added to the Fund. In Energy, the underweight increased rather dramatically versus the benchmark due to a number of holdings that were eliminated from this sector. Turnover remained elevated as we dealt with numerous overvalued positions and the average yield of Fund holdings increased marginally. We were pleased to see that the Fund largely behaved as expected over the duration of the brief pullback in recent months and were equally pleased with the participation in the sharp recovery.

*	Ned Davis Research, Inc. examined S&P 500 Stock Constituents ranked by quartiles (Dividend Yield) for the twelve months ended October 31, 2015.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Value investing involves the risk that a Fund’s investments in companies believed to be undervalued will not appreciate as anticipated.

Small-cap and mid-cap stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

RETURNS FOR PERIOD ENDED 10/31/15

Average Annual Total Returns - Class N

One-Year	-0.47%
Since Inception	11.87%

Inception Date 06/27/12

Average Annual Total Returns - Class I

One Year	-0.13%
Since Inception	12.17%

Inception Date 06/27/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

13

Aston Funds

ASTON/River Road Dividend All Cap Value Fund II	October 31, 2015

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 98.52%

	Consumer Discretionary – 11.25%
36,589	Cinemark Holdings	$1,296,714
88,155	Ford Motor	1,305,576
42,143	Kohl’s	1,943,635
21,768	Macy’s	1,109,733
43,823	Omnicom Group	3,283,219
33,401	Target	2,577,889
60,228	Thomson Reuters (Canada)	2,470,553

		13,987,319

	Consumer Staples – 11.62%
22,751	Kimberly-Clark	2,723,522
30,020	Molson Coors Brewing, Class B	2,644,762
15,781	PepsiCo	1,612,660
72,160	Sysco	2,976,600
49,376	Unilever, SP ADR (Great Britain)	2,194,763
40,160	Wal-Mart Stores	2,298,758

		14,451,065

	Energy – 6.24%
16,345	Chevron	1,485,434
27,018	Exxon Mobil	2,235,469
23,709	Martin Midstream Partners LP	686,376
44,973	Occidental Petroleum	3,352,287

		7,759,566

	Financials – 20.64%
21,439	CME Group	2,025,342
16,274	CNA Financial	594,977
28,433	Communications Sales & Leasing, REIT	571,219
49,134	CyrusOne, REIT	1,733,448
68,237	GEO Group, REIT	2,202,008
122,758	Iron Mountain, REIT	3,761,307
45,780	PNC Financial Services Group	4,132,103

Shares		Market Value

	Financials (continued)
75,776	U.S. Bancorp	$3,196,232
40,475	Ventas, REIT	2,174,317
62,019	Wells Fargo	3,357,709
65,245	Weyerhaeuser, REIT	1,913,636

		25,662,298

	Healthcare – 3.86%
51,359	Owens & Minor	1,841,220
43,491	Quest Diagnostics	2,955,213

		4,796,433

	Industrials – 14.27%
101,728	ADT	3,361,093
59,306	Aircastle (Bermuda)	1,343,874
36,673	Emerson Electric	1,732,066
74,646	Fastenal	2,923,137
23,403	MSC Industrial Direct, Class A	1,469,006
21,107	Parker-Hannifin	2,209,903
45,205	Republic Services	1,977,267
26,492	United Parcel Service, Class B	2,729,206

		17,745,552

	Information Technology – 16.66%
77,480	Corning	1,441,128
108,522	Intel	3,674,555
21,603	j2 Global	1,675,313
102,277	Microsoft	5,383,861
47,713	Motorola Solutions	3,338,479
44,180	QUALCOMM	2,625,176
133,702	Western Union	2,573,764

		20,712,276

	Materials – 4.87%
27,006	Bemis	1,236,335
27,045	Compass Minerals International	2,197,136
10,825	Innophos Holdings	459,954
26,151	Nucor	1,106,187
9,549	Praxair	1,060,798

		6,060,410

	Telecommunication Services – 4.15%
38,921	Rogers Communications, Class B (Canada)	1,549,056
77,097	Verizon Communications	3,614,307

		5,163,363

	Utilities – 4.96%
37,631	AmeriGas Partners LP	1,604,586
45,683	National Fuel Gas	2,399,728
47,405	Vectren	2,155,505

		6,159,819

	Total Common Stocks (Cost $114,067,613)	122,498,101

See accompanying Notes to Financial Statements.

14

Aston Funds

ASTON/River Road Dividend All Cap Value Fund II	October 31, 2015

Schedule of Investments – continued

Shares		Market Value

INVESTMENT COMPANY – 0.60%

750,500	BlackRock Liquidity Funds TempFund Portfolio	$750,500

	Total Investment Company (Cost $750,500)	750,500

Total Investments – 99.12% (Cost $114,818,113)*		123,248,601

Net Other Assets and Liabilities – 0.88%		1,095,336

Net Assets – 100.00%		$124,343,937

*	Aggregate cost for Federal income tax purposes is $114,625,396.

Gross unrealized appreciation	$14,717,681
Gross unrealized depreciation	(6,094,476)

Net unrealized appreciation	$8,623,205

LP	Limited Partnership
REIT	Real Estate Investment Trust
SP ADR	Sponsored American Depositary Receipt

See accompanying Notes to Financial Statements.

15

Aston Funds

ASTON/Fairpointe Mid Cap Fund

Portfolio Manager Commentary (unaudited)	October 31, 2015

Thyra E. Zerhusen; Marie L. Lorden & Mary L. Pierson

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	In the past 12 months, the market has continued to value Healthcare, growth and momentum stocks at ever higher valuations while stocks related to Energy or with a value bias fell out of favor. Fears of slowing economic growth, principally in China, had a significant negative impact on both commodity prices and the currencies of countries exporting commodities. Our investment process led us to reduce the Fund’s exposure to relatively expensive Healthcare stocks and increase the exposure to more economically sensitive stocks, which we believe to be undervalued.

Q.	What were the best performing holdings for the Fund during the period?

A.	The Fund’s top three contributors to performance were Juniper Networks, Inc., Owens Corning, and Staples, Inc. Juniper is a leading provider of communication network equipment. The stock advanced as a turn-around plan, focusing on new product introductions and improved profitability, was implemented. Owens Corning, a global producer of building material products, benefited from a U.S. housing market recovery. Staples stock reacted to the announcement that Staples would acquire its rival Office Depot. We used the opportunity to exit most of the Fund’s position.

Q.	What were the weakest performing holdings?

A.	After being one of our best performing stocks in 2014, United States Steel Corp. was our worst performing stock in 2015. The stock declined due to a high level of subsidized steel imports from China as well as weak demand from the energy market. The company is in the midst of a restructuring plan that aims to increase manufacturing efficiency. U.S. Steel offers attractive upside potential as its restructuring plan may begin to improve profits in coming quarters. Copa Holdings, SA, provides passenger airline service to destinations in North, Central and
South America from its strategically advantaged hub in Panama City, Panama. We expect Copa to be a long-term beneficiary of increasing airline traffic in Latin America by adding new destinations and flight frequencies to its network. The company’s stock decline was caused by the weak Brazilian economy and currency. Copa offers upside potential as the company is shifting capacity from weak to strong markets. Gerdau, SA, is the leading producer of long steel products used for construction markets in the Americas. The stock was hurt by the economic slowdown in Brazil. Gerdau operates efficient mini-mill assets and we believe the shares offer compelling upside when Brazil’s economy recovers.

Q.	How was the Fund positioned as of October 31, 2015?

A.

We maintain a long-term view and take advantage of both market and stock specific conditions to position the portfolio. Many of our holdings are trading near trough valuation multiples. The current price to revenue multiple is at a historical low for the Fund, at less than half of the S&P 500’s price to revenue multiple. In the coming year, we believe more companies may spur growth through mergers and acquisitions based on these valuations. Mid-cap companies experience more takeover activity than large caps, and historically, our portfolio has had a higher incidence of takeovers than the S&P MidCap 400® Index. Last year, three portfolio holdings received significant takeover offers including Polypore, Hospira and most recently, long-term portfolio holding Con-way, Inc. We continue to actively rebalance the portfolio on a stock by stock basis to keep the overall valuation attractive relative to the Fund’s S&P MidCap 400® benchmark and the broader market S&P 500® Index.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small-cap and mid-cap stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

RETURNS FOR PERIOD ENDED 10/31/15

Average Annual Total Returns - Class N

One Year	-5.02%
Five Year	11.97%
Ten Year	10.48%
Since Inception	12.22%

Inception Date 09/19/94

Average Annual Total Returns - Class I

One Year	-4.78%
Five Year	12.26%
Ten Years	10.77%
Since Inception	9.62%

Inception Date 07/06/04

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The total expense ratios for Class N and Class I shares are 1.11% and 0.86%, respectively, as disclosed in the prospectus dated February 28, 2015. Please refer to the Financial Highlights section in this report for more information.

16

Aston Funds

ASTON/Fairpointe Mid Cap Fund	October 31, 2015

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 91.25%

	Consumer Discretionary – 21.29%
1,238,600	BorgWarner	$53,036,852
2,129,800	Cooper Tire & Rubber	89,004,342
3,886,100	DeVry Education Group	91,556,516
1,386,800	Gannett	21,939,176
5,529,300	Interpublic Group	126,786,849
814,200	Lear	101,823,852
7,033,100	Mattel	172,873,598
10,345,354	New York Times, Class A	137,386,301
1,829,894	Scholastic	74,787,768
874,900	Staples	11,364,951
6,474,152	Time	120,289,744

		1,000,849,949

	Consumer Staples – 0.94%
605,400	Bunge	44,169,984

	Energy – 6.39%
3,792,692	FMC Technologies *	128,306,771
15,694,800	McDermott International *	72,353,028
6,294,000	Transocean Ltd. (Switzerland)	99,634,020

		300,293,819

	Financials – 7.80%
1,078,800	Cincinnati Financial	64,976,124
1,530,085	Eaton Vance	55,251,369
1,601,700	Northern Trust	112,743,663
2,424,700	Raymond James Financial	133,625,217

		366,596,373

	Healthcare – 4.57%
1,449,400	Quest Diagnostics	98,486,730
1,483,300	Varian Medical Systems *	116,483,549

		214,970,279

Shares		Market Value

	Industrials – 14.48%
2,264,700	AGCO	$109,588,833
1,942,000	Chicago Bridge & Iron (Netherlands)	87,137,540
2,319,900	Copa Holdings, Class A (Panama)	117,201,348
1,236,500	Donaldson	37,342,300
3,123,500	Owens Corning	142,212,955
2,700,200	Werner Enterprises	71,447,292
3,174,100	Xylem	115,568,981

		680,499,249

	Information Technology – 26.97%
1,751,800	Akamai Technologies *	106,544,476
807,200	Citrix Systems *	66,271,120
5,062,692	Cree *	127,529,212
1,640,400	Finisar *	18,651,348
2,410,448	Itron *	88,535,755
5,657,800	Jabil Circuit	130,016,244
6,300,000	Juniper Networks	197,757,000
7,362,400	Nuance Communications *	124,939,928
4,029,000	NVIDIA	114,302,730
3,613,400	Tegna	97,706,336
4,779,100	Teradata *	134,340,501
4,550,038	Unisys *	60,970,509

		1,267,565,159

	Materials – 8.81%
12,632,000	Alcoa	112,803,760
2,162,004	Domtar (Canada)	89,161,045
2,335,762	FMC	95,088,871
28,933,700	Gerdau SA, SP ADR	40,217,843
6,570,600	United States Steel	76,744,608

		414,016,127

	Total Common Stocks (Cost $3,885,174,416)	4,288,960,939

INVESTMENT COMPANY – 2.24%

105,377,985	BlackRock Liquidity Funds TempFund Portfolio	105,377,985

	Total Investment Company (Cost $105,377,985)	105,377,985

Total Investments – 93.49% (Cost $3,990,552,401)**		4,394,338,924

Net Other Assets and Liabilities – 6.51%		306,057,018

Net Assets – 100.00%		$4,700,395,942

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $3,991,209,257.

Gross unrealized appreciation	$930,264,786
Gross unrealized depreciation	(527,135,119)

Net unrealized appreciation	$403,129,667

SP ADR	Sponsored American Depositary Receipt

See accompanying Notes to Financial Statements.

17

Aston Funds

ASTON/Montag & Caldwell Mid Cap Growth Fund

Portfolio Manager Commentary (unaudited)	October 31, 2015
M. Scott Thompson, CFA & Jeffrey S. Wilson, CFA, CPA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	The past twelve months have witnessed a pickup in market volatility which we believe is the result of the end of quantitative easing (QE). Without that liquidity markets are beginning to clear, fundamentals are starting to matter again, and investors are increasingly being forced to reassess risk and price it accordingly. Not surprisingly, our disciplined, fundamental approach to stock selection began to reassert itself this past year. Stock selection and sector allocation contributed roughly equally to this performance. Good stock selection within Financials, Consumer Staples, and Healthcare, and an underweight position in Energy stocks contributed the most to relative performance, more than offsetting weaker performances from a number of our Consumer Discretionary and Technology holdings.

Q.	What were the best performing holdings for the Fund during the period?

A.	The Fund’s top four performing stocks over the past 12 months were O’Reilly Automotive, (+57%); Pall Corp., (+37%); and Monster Beverage and FactSet Research Systems, which were both up 35%. O’Reilly shares were boosted by strong underlying fundamentals in the auto after-market parts industry, which drove better than expected sales and profits. Pall Corp. was acquired by Danaher at a healthy premium. Monster benefitted from an expanding price-to-earnings (P/E) multiple as more investors began to anticipate the benefits of its preferred global distribution arrangement with Coca-Cola. FactSet shares likewise rose as investors paid up for solid, visible earnings-per-share (EPS) growth.

Q.	What were the weakest performing holdings?

A.	We sold our small remaining position in Oceaneering International in June, but not before suffering a 33% decline. Exploration and production capital spending cuts in the face of collapsing oil prices severely pressured the company’s near-term profit outlook. Borg Warner suffered a 24% drop on investor worries about the impact of weakening Chinese auto sales and the emissions testing scandal at Volkswagen. Both Michael Kors and Wex Inc. fell 21%. We exited our Kors position believing that the share price weakness likely signaled a forthcoming profit disappointment. Indeed, the shares fell an additional 40% after a big earnings miss and downward estimate revision on softening Kors sales. We took advantage of the decline in Wex shares to add to our position believing that the near-term pressure on earnings from falling gas prices would prove transitory.

Q.	How was the Fund positioned as of October 31, 2015?

A.	The subdued nature of this economic recovery thus far has prevented significant imbalances from developing within the economy and may serve to extend the duration of the cycle beyond what has typically been considered normal in the past. In addition, the Fed is very clearly attuned to market volatility as exemplified by the decision not to raise interest rates in the immediate aftermath of the market decline, suggesting that the path to normalization will likely be slower than originally anticipated. The broader implication for the market is that stocks should ultimately be able to grind higher, albeit at a slower pace than experienced in recent years due to the still high valuations.

Against a backdrop of generally tepid profit growth and reduced Fed liquidity, we believe that the reasonably valued, high quality growth stocks held in the Fund offer a compelling combination of attractive valuations along with the potential for superior earnings growth.

Growth of a Hypothetical $10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Mid-cap stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

RETURNS FOR PERIOD ENDED 10/31/15

Average Annual Total Returns - Class N

One Year	4.81%
Five Year	11.76%
Since Inception	5.08%

Inception Date 11/02/07

Average Annual Total Returns - Class I

1 Year	5.08%
Since Inception	7.36%

Inception Date 05/14/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

18

Aston Funds

ASTON/Montag & Caldwell Mid Cap Growth Fund	October 31, 2015

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 96.28%

	Consumer Discretionary – 23.23%
1,112	Advance Auto Parts	$220,654
4,280	BorgWarner	183,270
2,380	Dollar General	161,293
5,360	Dollar Tree *	351,026
5,640	Dunkin’ Brands Group	233,552
3,930	Hanesbrands	125,524
2,290	Harman International Industries	251,808
10,500	LKQ *	310,905
430	O’Reilly Automotive *	118,792
455	Panera Bread, Class A *	80,703
1,040	PVH	94,588
4,970	Ross Stores	251,383
1,990	Tractor Supply	183,856

		2,567,354

	Consumer Staples – 5.79%
940	Church & Dwight	80,925
1,570	Mead Johnson Nutrition	128,740
1,650	Molson Coors Brewing, Class B	145,365
2,090	Monster Beverage *	284,909

		639,939

	Energy – 1.33%
1,260	Core Laboratories (Netherlands)	146,576

	Financials – 11.57%
4,290	First Republic Bank	280,180
1,299	Intercontinental Exchange	327,868
3,070	Lazard, Class A (Bermuda)	142,202
5,390	Raymond James Financial	297,043
1,554	Signature Bank New York NY *	231,422

		1,278,715

	Healthcare – 12.70%
2,200	AmerisourceBergen	212,322
5,460	Cerner *	361,943
920	Edwards Lifesciences *	144,578
1,095	Henry Schein *	166,122

Shares		Market Value
	Healthcare (continued)
3,660	MEDNAX *	$257,920
737	Perrigo (Ireland)	116,254
2,280	Quintiles Transnational Holdings *	145,122

		1,404,261

	Industrials – 23.77%
4,940	AMETEK	270,811
4,970	Copart *	179,964
4,320	Expeditors International of Washington	215,093
2,920	Fastenal	114,347
6,780	HD Supply Holdings *	201,976
2,230	IHS, Class A *	266,574
2,940	J.B. Hunt Transport Services	224,528
1,690	Nordson	120,396
503	Roper Technologies	93,734
2,830	Sensata Technologies Holding *	136,095
875	Snap-On	145,154
2,210	Stericycle *	268,228
3,070	Verisk Analytics *	219,843
2,060	Wabtec	170,712

		2,627,455

	Information Technology – 17.89%
3,750	Amphenol, Class A	203,325
2,230	ANSYS *	212,541
2,180	Arista Networks *	140,632
4,710	EPAM Systems *	364,318
1,140	F5 Networks *	125,628
2,280	FactSet Research Systems	399,274
2,760	Skyworks Solutions	213,182
3,540	WEX *	318,281

		1,977,181

	Total Common Stocks (Cost $9,268,109)	10,641,481

INVESTMENT COMPANY – 1.81%

200,343	BlackRock Liquidity Funds TempFund Portfolio	200,343

	Total Investment Company (Cost $200,343)	200,343

Total Investments – 98.09% (Cost $9,468,452)**		10,841,824

Net Other Assets and Liabilities – 1.91%		211,176

Net Assets – 100.00%		$11,053,000

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $9,474,708.

Gross unrealized appreciation	$1,596,883
Gross unrealized depreciation	(229,767)

Net unrealized appreciation	$1,367,116

See accompanying Notes to Financial Statements.

19

Aston Funds

ASTON/LMCG Small Cap Growth Fund

Portfolio Manager Commentary (unaudited)	October 31, 2015
Andrew Morey, CFA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	At the close of 2014, the developing concern was that a weaker world economy would weigh on U.S. results and continue to impact energy prices. Strong corporate earnings releases and an improving employment picture, however, helped push U.S. equities to positive performance early in 2015. In more recent months, we have seen many key economic data points either stagnate or even reverse, resulting in increased day-to-day volatility for U.S. stocks—while investors tried to gauge and debate the strength of the economy and, therefore, the timing and pace at which the Fed would raise interest rates.

Among U.S. small caps, growth stocks outperformed their value counterparts in the twelve months ending October 31, 2015; the Russell 2000® Growth Index returned 3.5% for the period, vs. a decline of 2.9% for the Russell 2000® Value Index. In terms of size, large caps led the pack, followed by mid-caps, while small caps trailed for the period; the Russell 1000® Index logged a return of 4.9%, while the Russell Mid Cap® Index finished at 2.8% and the Russell 2000® finished flat at 0.3%.

Q.	What were the best performing holdings for the Fund during the period?

A.	Our best performing holdings for the period included Dealertrack Technologies, Heartland Payment Systems, and ExlService Holdings. Dealertrack’s stock spiked following the company’s agreement to be purchased by privately held Cox Automotive for $4 billion. Heartland Payment Systems is a provider of bankcard payment systems, and the company’s first quarter 2015 earnings release surpassed analysts’ estimates. Shares of ExlService Holdings, a business process solutions company, advanced on record results in early 2015.
Q.	What were the weakest performing holdings?

A.	Community Health Systems, United Natural Foods, and Puma Biotechnology were among the weakest holdings in the period. Community Health Systems, in the health care services segment, experienced some volatility in the period, including a steep decline after releasing disappointing third quarter 2015 results. United Natural Foods is a distributor and retailer of organic and specialty foods, and the stock was down on reduced earnings guidance and the termination of the company’s contract with Albertson’s. Puma Biotechnology’s shares dropped on concerns about side effects from the company’s experimental breast cancer drug.

Q.	How was the Fund positioned as of October 31, 2015?

A.	We remain positive about our small cap growth universe and our ability to identify companies offering underappreciated, unrecognized growth potential. Given the breadth of the 1,200 companies that comprise the opportunity set, we are generally optimistic that we will be able to capitalize on the inefficiency inherent in our universe. If anything, recent market turmoil has created more opportunities, whether measured in absolute terms or relative to large cap stocks. We also continue to see solid earnings power for small-cap growth stocks, based on forward estimates for the next couple years.

On a sector basis, our most notable overweights are currently in Industrials and Information Technology—although, as always, both of these positions represent fall outs of our bottom up process. In IT, we hold meaningful positions in internet, IT service, and payment processing companies, given strong growth characteristics in the individual names. Our largest positions in the Industrials sector continue to be the professional services companies. We continue to have meaningful underweights in the Consumer Staples and Healthcare sectors. Again, these broad sector positions are by-products of our bottom up, stock by stock investment process.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

RETURNS FOR PERIOD ENDED 10/31/15

Average Annual Total Returns - Class N

One Year	1.65%
Since Inception	13.26%

Inception Date 11/03/10

Average Annual Total Returns - Class I

One Year	1.91%
Since Inception	9.94%

Inception Date 06/01/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

20

Aston Funds

ASTON/LMCG Small Cap Growth Fund	October 31, 2015

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 99.98%

	Consumer Discretionary – 15.93%
139,826	Bloomin’ Brands	$2,372,847
71,636	Group 1 Automotive	6,228,750
43,545	Lithia Motors, Class A	5,111,748
98,786	Nexstar Broadcasting Group, Class A	5,258,379
154,989	Party City Holdco *	2,453,476
92,371	Sinclair Broadcast Group, Class A	2,772,054
114,672	Sonic	3,272,739
271,124	Sotheby’s	9,394,447

		36,864,440

	Financials – 6.62%
27,857	Evercore Partners	1,504,278
96,542	Great Western Bancorp	2,728,277
105,259	Marcus & Millichap *	4,586,135
50,651	Moelis, Class A	1,493,191
91,273	PRA Group *	5,001,760

		15,313,641

	Healthcare – 23.70%
50,552	ACADIA Pharmaceuticals *	1,760,221
78,520	Akorn *	2,099,625
44,939	Align Technology *	2,941,707
137,693	AMN Healthcare Services *	3,906,351
43,250	Amsurg *	3,031,393
19,736	Anacor Pharmaceuticals *	2,218,524
216,889	Community Health Systems *	6,081,568
229,802	Cross Country Healthcare *	3,102,327
114,255	Dyax *	3,145,440
54,057	FibroGen *	1,260,069
63,112	HealthSouth	2,198,191
99,976	HeartWare International *	4,317,964
12,026	ICON (Ireland) *	768,101
66,146	Insulet *	1,977,766
4,422	Intercept Pharmaceuticals *	695,138
17,660	Neurocrine Biosciences *	866,929

Shares		Market Value
	Healthcare (continued)
58,933	PAREXEL International *	$3,719,851
146,887	Premier, Class A *	4,966,249
96,816	Team Health Holdings *	5,777,011

		54,834,425

	Industrials – 16.57%
146,181	Advisory Board *	6,407,113
337,315	Builders FirstSource *	3,987,063
38,761	CEB	2,897,772
53,534	HEICO	2,700,255
59,419	Hexcel	2,752,288
171,668	Kelly Services, Class A	2,712,354
159,046	Kforce	4,470,783
150,538	Korn/Ferry International	5,475,067
192,575	USG *	4,538,993
49,873	WageWorks *	2,394,901

		38,336,589

	Information Technology – 29.00%
145,278	Cardtronics *	5,012,091
333,747	Cypress Semiconductor *	3,517,693
77,301	ExlService Holdings *	3,421,342
33,232	Fleetmatics Group (Ireland) *	1,849,693
246,601	Global Eagle Entertainment *	3,284,725
46,115	Heartland Payment Systems	3,412,510
1,171,140	Internap *	7,916,906
104,091	M/A-COM Technology Solutions Holdings *	3,512,030
79,723	Microsemi *	2,870,825
65,800	NCR *	1,750,280
121,744	NetScout Systems *	4,366,957
43,227	SS&C Technologies Holdings	3,205,282
336,699	Synchronoss Technologies *	11,845,071
89,107	Syntel *	4,191,593
10,673	Tyler Technologies *	1,818,252
150,531	WNS Holdings, ADR *	5,128,591

		67,103,841

	Materials – 5.73%
152,636	Boise Cascade *	4,568,396
47,854	Eagle Materials	3,159,800
262,811	Summit Materials, Class A *	5,534,800

		13,262,996

	Telecommunication Services – 2.43%
183,035	Cogent Communications Holdings	5,622,835

	Total Common Stocks (Cost $237,507,930)	231,338,767

See accompanying Notes to Financial Statements.

21

Aston Funds

ASTON/LMCG Small Cap Growth Fund	October 31, 2015

Schedule of Investments – continued

Shares		Market Value

WARRANTS – 0%

	Energy – 0.00%
11,820	Magnum Hunter Resources, Strike Price $8.50, Expiration 04/15/16	$—

	Total Warrants (Cost $—)	—

Total Investments – 99.98% (Cost $237,507,930)**		231,338,767

Net Other Assets and Liabilities – 0.02%		43,837

Net Assets – 100.00%		$231,382,604

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $237,535,299.

Gross unrealized appreciation	$12,678,337
Gross unrealized depreciation	(18,874,869)

Net unrealized appreciation	$(6,196,532)

ADR	American Depositary Receipt

See accompanying Notes to Financial Statements.

22

Aston Funds

ASTON/River Road Independent Value Fund

Portfolio Manager Commentary (unaudited)	October 31, 2015
Eric K. Cinnamond, CFA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.

The Class N Shares of the Fund returned -3.38% during the past 12 months versus -2.88% for the Russell 2000® Value benchmark index. Favorable relative performance over the past year was driven mainly by the Fund’s large cash position. On average, we did not believe we were being appropriately compensated relative to risk assumed during the year, as prices for the majority of stocks on our possible buy list traded over our calculated valuations. We have responded by selling positions that have appreciated over valuation, which has caused the Fund’s cash balance to increase. Cash remained at very high levels, averaging 81% over the past 12 months.

Q.	What were the best performing holdings for the Fund during the period?

A.	Sykes Enterprises Inc. and Silver Standard Resources Inc. were the largest positive contributors during the period. Sykes Enterprises is a market-leading outsourced call center operator with approximately $1.3 billion in revenue. The company benefited from higher demand as well as improved margins as capacity initiatives boosted profitability. Silver Standard Resources Inc. is a precious metals mining company. The company’s two operating mines, Marigold and Pirquitas, performed well during the year with improving production and lower operating costs. Positive operating results allowed Silver Standard to generate positive cash flow and improve its already strong balance sheet.

Q.	What were the weakest performing holdings?

A.	Alamos Gold Inc. and New Gold Inc., both precious metal miners, were the largest negative contributors during the period. Alamos Gold Inc. has three operating mines in Canada and Mexico with a combined 6.2 million ounces of gold reserves. New Gold Inc.’s business consists of four operating gold mines and three development projects with a combined 18 million ounces of proven and probable gold reserves. While both companies performed well operationally over the past year, their stocks suffered from declining sentiment caused by a falling gold price. We continue to hold an above average position in the precious metal mining industry, including New Gold and Alamos Gold, as we believe many trade at large discounts to the replacement cost of their assets and remain very out of favor by investors.

Q.	How was the Fund positioned as of October 31, 2015?

A.	The Fund continues to be defensively positioned, with above average cash levels as most high-quality small cap stocks remain expensive, in our opinion. Many of the stocks we are avoiding and believe are overvalued are performing well on an absolute and relative basis. Conversely, equities that we believe are undervalued are often out of favor and in many cases are in bear markets. In effect, the Fund is positioned in a contrarian manner with very high cash levels and out of favor equities. We believe such positioning may cause the Fund’s performance to deviate considerably from the Fund’s peers and benchmark. We expect to maintain our contrarian and defensive positioning until we believe small cap prices accurately reflect their underlying risks.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small-cap stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

Value investing involves the risk that a Fund’s investments in companies believed to be undervalued will not appreciate as anticipated.

RETURNS FOR PERIOD ENDED 10/31/15

Average Annual Total Returns - Class N

One Year	-3.38%
Since Inception	3.34%

Inception Date 12/31/10

Average Annual Total Returns - Class I

One Year	-3.16%
Since Inception	1.84%

Inception Date 06/01/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

23

Aston Funds

ASTON/River Road Independent Value Fund	October 31, 2015

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 14.61%

	Consumer Staples – 0.22%
24,610	Oil-Dri Corporation of America	$772,262

	Energy – 1.32%
193,073	QEP Resources	2,984,909
136,522	Unit *	1,721,542

		4,706,451

	Financials – 0.48%
74,160	Baldwin & Lyons, Class B	1,722,737

	Information Technology – 1.95%
103,367	Benchmark Electronics *	2,044,599
60,324	Convergys	1,548,517
50,740	CSG Systems International	1,700,805
57,398	Sykes Enterprises *	1,664,542

		6,958,463

	Materials – 8.01%
2,834,771	Alamos Gold (Canada), Class A	10,885,521
2,718,197	New Gold (Canada) *	6,659,583
1,449,778	Pan American Silver (Canada)	10,974,819

		28,519,923

	Utilities – 2.63%
414,348	Empire District Electric	9,343,547

	Total Common Stocks (Cost $60,749,568)	52,023,383

Shares		Market Value

INVESTMENT COMPANY – 86.18%

306,797,200	BlackRock Liquidity Funds Treasury Trust Fund Portfolio	$306,797,200

	Total Investment Company (Cost $306,797,200)	306,797,200

Total Investments – 100.79% (Cost $367,546,768)**		358,820,583

Net Other Assets and Liabilities – (0.79)%		(2,825,001)

Net Assets – 100.00%		$355,995,582

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $384,597,656.

Gross unrealized appreciation	$2,624,352
Gross unrealized depreciation	(28,401,425)

Net unrealized depreciation	$(25,777,073)

See accompanying Notes to Financial Statements.

24

Aston Funds

ASTON/River Road Select Value Fund

Portfolio Manager Commentary (unaudited)	October 31, 2015

James C. Shircliff, CFA; R. Andrew Beck & J. Justin Akin

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.

The Class N Shares of the Fund outperformed the Russell 2500® Value benchmark during the period, with a return of 3.26% versus -1.06% for the index. The largest positive contribution was from the Industrials sector, which benefited from strong stock selection. The largest negative contributor was the Financials sector, which lagged due to an underweight allocation and poor stock selection.

Q.	What were the best performing holdings for the Fund during the period?

A.	The two holdings with the largest positive contribution to portfolio return were Remy International Inc. and White Mountains Insurance Group Ltd. Remy is a manufacturer of starters, alternators, and other components for cars and trucks. The company accepted a buyout offer from strategic acquirer BorgWarner that was at a premium to the unaffected stock price and slightly above our assessed value. The Fund exited the position near the deal price. White Mountains Insurance Group is a specialty commercial and property insurer. In July, White Mountains announced an agreement to sell its ownership in Sirius Group. In August, Symetra Financial Corp. announced an agreement to merge with Sumitomo Life. White Mountains holds a 17% stake in Symetra Financial, and the deal’s valuation added to White Mountains’ book value per share. Our assessed value increased as a result of the announced transactions. The position was trimmed as the discount narrowed.

Q.	What were the weakest performing holdings?

A.	The two holdings with the largest negative contribution to portfolio return were PICO Holdings Inc. and Ascent Capital Group Inc. PICO is a holding company that owns water rights in the southwestern United States and 58% of publicly-traded home builder UCP Inc. In July, PICO sold its canola oil producer Northstar, which eliminated a negative cash flow investment. However, the company has not taken meaningful action to monetize its water rights or its stake in UCP, which disappointed investors. We are actively encouraging the management team and Board to pursue various actions we believe would unlock shareholder value. Ascent owns and operates Monitronics, the second-largest home security monitoring company in the United States. The company has struggled with higher than average customer attrition and a slight compression of margins. Due to the Fund’s sell discipline, the position was eliminated.

Q.	How was the Fund positioned as of October 31, 2015?

A.	We continue to position the Fund in shares of high quality companies that we believe will perform well in a sustained period of weak economic growth. Rapidly rising equity prices paired with modest earnings growth over the past several years has resulted in unattractive valuations in the broader small cap market.

As a result, if returns do moderate over the coming months we expect the Fund’s holdings and low volatility approach to be well positioned. Further, whether markets rise or fall, we believe merger and acquisition activity within the Fund will continue to support relative performance.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small-cap and mid-cap stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

Value investing involves the risk that a Fund’s investments in companies believed to be undervalued will not appreciate as anticipated.

RETURNS FOR PERIOD ENDED 10/31/15

Average Annual Total Returns - Class N

One Year	3.26%
Five Year	10.19%
Since Inception	4.56%

Inception Date 03/29/07

Average Annual Total Returns - Class I

One Year	3.60%
Five Year	10.52%
Since Inception	4.35%

Inception Date 06/28/07

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

25

Aston Funds

ASTON/River Road Select Value Fund	October 31, 2015

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 99.25%

	Consumer Discretionary – 23.82%
44,431	Ascena Retail Group *	$591,821
5,730	Biglari Holdings *	2,201,065
34,141	Carmike Cinemas *	874,351
18,830	Children’s Place	1,010,606
76,683	International Speedway, Class A	2,660,133
27,063	J. Alexander’s Holdings *	260,887
33,771	Liberty Broadband, Class C *	1,815,867
38,204	Liberty Ventures, Class A *	1,664,548
5,025	Madison Square Garden, Class A *	896,963
30,631	Michael Kors Holdings (British Virgin Islands) *	1,183,582
15,076	MSG Networks, Class A *	309,360
33,125	Murphy USA *	2,032,881
70,072	News, Class A	1,079,109
23,798	Outerwall	1,427,880
27,350	Rent-A-Center	502,967
108,383	SeaWorld Entertainment	2,160,073
78,720	SodaStream International (Israel) *	1,179,226
29,637	Sotheby’s	1,026,922
6,366	Tribune Media, Class A	256,741

		23,134,982

	Consumer Staples – 4.50%
103,773	Fresh Market *	2,586,023
8,111	Ingles Markets, Class A	405,063
9,052	Sanderson Farms	629,205
29,813	Village Super Market, Class A	747,114

		4,367,405

	Energy – 1.89%
95,888	Evolution Petroleum	661,627
253,134	Gran Tierra Energy *	607,522

Shares		Market Value

	Energy (continued)
36,972	QEP Resources	$571,587

		1,840,736

	Financials – 19.63%
4,165	Alleghany *	2,066,965
27,090	Allied World Assurance Co Holdings AG (Switzerland)	984,992
7,345	American National Insurance	758,592
67,521	Brown & Brown	2,178,903
27,237	Capital Southwest	407,193
125,740	FNFV Group *	1,413,318
57,514	Forest City Enterprises, Class A *	1,271,059
53,020	GEO Group, REIT	1,710,955
36,076	Hilltop Holdings *	756,514
22,897	International Bancshares	617,074
87,492	Leucadia National	1,750,715
154,432	PICO Holdings *	1,491,813
4,630	White Mountains Insurance Group (Bermuda)	3,657,700

		19,065,793

	Healthcare – 2.51%
38,955	Air Methods *	1,594,428
20,983	Myriad Genetics *	847,084

		2,441,512

	Industrials – 25.25%
109,929	ADT	3,632,054
97,818	Air Transport Services Group *	957,638
58,147	Brink’s	1,801,394
31,593	Clean Harbors *	1,468,758
49,569	Cubic	2,223,170
26,223	Forward Air	1,189,475
16,140	Insperity	749,864
45,239	Kelly Services, Class A	714,776
67,310	KLX *	2,632,494
51,689	Marten Transport	847,183
12,248	MSC Industrial Direct, Class A	768,807
34,250	Progressive Waste Solutions (Canada)	823,713
92,459	SP Plus *	2,357,705
36,730	UniFirst	3,859,221
12,500	US Ecology	490,125

		24,516,377

	Information Technology – 14.56%
59,711	Blackhawk Network Holdings *	2,542,494
96,818	CSG Systems International	3,245,339
85,436	Dolby Laboratories, Class A	2,962,066
21,292	IAC/InterActive	1,426,777
78,943	NeuStar, Class A *	2,146,460
25,004	Tech Data *	1,820,041

		14,143,177

	Materials – 1.30%
13,090	Airgas	1,258,734

See accompanying Notes to Financial Statements.

26

Aston Funds

ASTON/River Road Select Value Fund	October 31, 2015

Schedule of Investments – continued

Shares		Market Value

	Telecommunication Services – 3.44%
15,034	Atlantic Tele-Network	$1,148,898
76,405	Telephone & Data Systems	2,188,239

		3,337,137

	Utilities – 2.35%
41,793	ITC Holdings	1,367,467
17,388	National Fuel Gas	913,392

		2,280,859

	Total Common Stocks (Cost $93,035,063)	96,386,712

INVESTMENT COMPANY – 1.48%
1,436,865	BlackRock Liquidity Funds TempFund Portfolio	1,436,865

	Total Investment Company (Cost $1,436,865)	1,436,865

Total Investments – 100.73% (Cost $94,471,928)**		97,823,577

Net Other Assets and Liabilities – (0.73)%		(712,244)

Net Assets – 100.00%		$97,111,333

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $94,840,765.

Gross unrealized appreciation	$9,497,777
Gross unrealized depreciation	(6,514,965)

Net unrealized appreciation	$2,982,812

REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

27

Aston Funds

ASTON/River Road Small Cap Value Fund

Portfolio Manager Commentary (unaudited)	October 31, 2015
James C. Shircliff, CFA; R. Andrew Beck & J. Justin Akin

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.

The Class N Shares of the Fund outperformed the Russell 2000® Value benchmark during the period, with a return of 5.15% versus -2.88% for the index. The largest positive contribution was from the Industrials sector, which benefited from strong stock selection. The largest negative contributor was the Financials sector, which lagged due to an underweight allocation. The Fund’s cash position, which averaged approximately 9% during the period, was also a positive contributor to performance.

Q.	What were the best performing holdings for the Fund during the period?

A.	The two holdings with the largest positive contribution to the Fund’s return were Remy International Inc. and Ingles Markets Inc. Remy is a manufacturer of starters, alternators, and other components for cars and trucks. The company accepted a buyout offer from strategic acquirer BorgWarner that was at a premium to the unaffected stock price and slightly above our assessed value. The Fund exited the position near the deal price. Ingles Markets is a regional grocery chain in the Southeastern United States. At first glance, Ingles Markets would appear to most investors as heavily leveraged, but the company’s debt is supported by a sizeable portfolio of owned real estate. Since establishing our position in late 2012, management has consistently delivered strong operating results. The surge in the share price is likely attributable to market discovery, as Ingles was trading at a large discount to private market transactions. We have trimmed the position as the discount narrowed.

Q.	What were the weakest performing holdings?

A.	The two holdings with the largest negative contribution to the Fund’s return were PICO Holdings Inc. and Ascent Capital Group Inc. PICO is a holding company that owns water rights in the southwestern United States and 58% of publicly-traded home builder UCP Inc. In July, PICO sold its canola oil producer Northstar, which eliminated a negative cash flow investment. However, the company has not taken meaningful action to monetize its water rights or its stake in UCP, which disappointed investors. We are actively encouraging the management team and Board to pursue various actions we believe would unlock shareholder value. Ascent owns and operates Monitronics, the second-largest home security monitoring company in the United States. The company has struggled with higher than average customer attrition and a slight compression of margins. Due to the Fund’s sell discipline, the position was eliminated.

Q.	How was the Fund positioned as of October 31, 2015?

A.	We continue to position the Fund in shares of high quality companies that we believe will perform well in a sustained period of weak-to-moderate economic growth. Rapidly rising equity prices paired with modest earnings growth over the past several years has resulted in unattractive valuations in the broader small cap market. As a result, identifying companies to replace those that are being sold at their assessed Absolute Value is more difficult. Thus, cash in the Fund is at the higher end of its historical range.

As a result, if returns do moderate over the coming months we expect the Fund’s holdings and low volatility approach to be well positioned. Further, whether markets rise or fall, we believe merger and acquisition activity within the Fund will continue to support relative performance.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small-cap and mid-cap stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

Value investing involves the risk that a Fund’s investments in companies believed to be undervalued will not appreciate as anticipated.

RETURNS FOR PERIOD ENDED 10/31/15

Average Annual Total Returns - Class N

One Year	5.15%
Five Year	10.21%
Ten Year	6.86%
Since Inception	6.91%

Inception Date 06/28/05

Average Annual Total Returns - Class I

One Year	5.45%
Five Year	10.49%
Since Inception	4.30%

Inception Date 12/13/06

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The total expense ratios for Class N and Class I shares are 1.35% and 1.10%, respectively, as disclosed in the prospectus dated February 28, 2015. Please refer to the Financial Highlights section in this report for more information.

28

Aston Funds

ASTON/River Road Small Cap Value Fund	October 31, 2015

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 92.55%

	Consumer Discretionary – 21.27%
133,058	Ascena Retail Group *	$1,772,333
15,449	Biglari Holdings *	5,934,424
156,220	Carmike Cinemas *	4,000,794
61,060	Children’s Place	3,277,090
217,370	International Speedway, Class A	7,540,565
77,225	J. Alexander’s Holdings *	744,449
106,000	Liberty Tax	2,447,540
70,230	Marcus	1,453,059
186,552	Monarch Casino & Resort *	4,092,951
89,550	Murphy USA *	5,495,683
67,900	Outerwall	4,074,000
76,850	Rent-A-Center	1,413,271
354,793	SeaWorld Entertainment	7,071,024
234,130	SodaStream International (Israel) *	3,507,267
89,310	Sotheby’s	3,094,592
240,360	UCP Class A * (a)	1,610,412

		57,529,454

	Consumer Staples – 5.18%
281,340	Fresh Market *	7,010,993
37,759	Ingles Markets, Class A	1,885,684
35,950	Sanderson Farms	2,498,884
103,934	Village Super Market, Class A	2,604,586

		14,000,147

	Energy – 3.52%
599,473	Evolution Petroleum (a)	4,136,364
862,180	Gran Tierra Energy *	2,069,232
62,904	PHI *	1,197,692
137,000	QEP Resources	2,118,020

		9,521,308

Shares		Market Value

	Financials – 14.53%
71,020	1st Source	$2,255,595
43,160	American National Insurance	4,457,565
100,848	Capital Southwest	1,507,678
6,685	First Citizens BancShares, Class A	1,712,296
422,311	FNFV Group *	4,746,776
156,555	GEO Group, REIT	5,052,030
160,470	Hilltop Holdings *	3,365,056
72,729	International Bancshares	1,960,047
361,294	PICO Holdings *	3,490,100
13,618	White Mountains Insurance Group (Bermuda)	10,758,220

		39,305,363

	Healthcare – 2.94%
122,286	Air Methods *	5,005,166
73,015	Myriad Genetics *	2,947,616

		7,952,782

	Industrials – 24.88%
271,730	Air Transport Services Group *	2,660,237
161,194	Brink’s	4,993,790
93,760	Clean Harbors *	4,358,902
155,511	Cubic	6,974,668
93,030	Forward Air	4,219,841
80,775	Insperity	3,752,807
160,640	Kelly Services, Class A	2,538,112
193,977	KLX *	7,586,440
191,317	Marten Transport	3,135,686
122,850	Progressive Waste Solutions (Canada)	2,954,542
309,369	SP Plus *	7,888,910
93,877	UniFirst	9,863,656
52,200	US Ecology	2,046,762
94,074	Viad	2,832,568
55,420	Werner Enterprises	1,466,413

		67,273,334

	Information Technology – 16.65%
180,926	Blackhawk Network Holdings *	7,703,829
134,105	Computer Services (a)	5,191,205
25,123	Convergys	644,907
288,800	CSG Systems International	9,680,576
229,800	Daktronics	2,229,060
67,207	ePlus *	5,673,615
120,178	Ituran Location and Control (Israel) (a)	2,451,631
215,830	NeuStar, Class A *	5,868,418
76,690	Tech Data *	5,582,265

		45,025,506

	Telecommunication Services – 3.58%
43,290	Atlantic Tele-Network	3,308,222
222,180	Telephone & Data Systems	6,363,235

		9,671,457

	Total Common Stocks (Cost $212,205,337)	250,279,351

See accompanying Notes to Financial Statements.

29

Aston Funds

ASTON/River Road Small Cap Value Fund	October 31, 2015

Schedule of Investments – continued

Shares		Market Value

INVESTMENT COMPANY – 8.16%

22,075,021	BlackRock Liquidity Funds TempFund Portfolio	$22,075,021

	Total Investment Company (Cost $22,075,021)	22,075,021

Total Investments – 100.71% (Cost $234,280,358)**		272,354,372

Net Other Assets and Liabilities – (0.71)%		(1,916,174)

Net Assets – 100.00%		$270,438,198

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $235,815,745.

Gross unrealized appreciation	$48,007,777
Gross unrealized depreciation	(11,469,150)

Net unrealized appreciation	$36,538,627

(a)	These securities have been determined by the Subadviser to be illiquid securities. At October 31, 2015, these securities amounted to $13,389,612 or 4.95% of net assets.

REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

30

Aston Funds

ASTON/Silvercrest Small Cap Fund

Portfolio Manager Commentary (unaudited)	October 31, 2015
Roger W. Vogel, CFA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.

Our sharp underweighting in Financials and overweight in Producer Durables relative to the Russell 2000® Value Index had the largest negative impact on our relative performance. We more than offset this drag, however, as our stock selection within sectors was superior, as we outperformed the Russell 2000® Value Index in each of its nine sectors.

Q.	What were the best performing holdings for the Fund during the period?

A.	Our largest contributors to return included M/A-Com Technology Solutions (+53%), ICU Medical (+55%), Lithia Motors (+52%), Bank of the Ozarks (+44%), and Lancaster Colony (+27%). All tended to report solid earnings.

Q.	What were the weakest performing holdings?

A.	Our largest detractors to return included Bonanza Creek Energy (-79%), Forum Energy Technologies (-51%), CIRCOR International (-39%), US Ecology (-21%), and Wolverine Worldwide (-31%). All reported disappointing earnings, with Bonanza Creek, Forum Energy, and CIRCOR adversely impacted by very weak energy markets.
Q.	How was the Fund positioned as of October 31, 2015?

A.	As is typical for us, we do not anticipate making significant changes at the sector level. We expect to continue to focus on what we believe are higher quality companies available at attractive valuations. As we write this, we are at the tail-end of September earnings reporting season. In many cases, companies have tempered their earnings guidance for the fourth quarter of 2015 into 2016. This has led to some dislocations that may prove to be attractive buying opportunities should economic conditions remain stable or show some improvement, prompting us to spend more time looking at companies with perhaps greater cyclical exposure. In general, balance sheets remain in solid shape and we would expect companies to use their balance sheets through merger and acquisition (M&A) activity in a bid to bolster somewhat lackluster organic growth. We are hopeful that the Fund will benefit from some M&A activity. We would be encouraged should the Federal Reserve raise interest rates in the next quarter or so, as that would suggest an economic environment strong enough to support a hike, and may prove beneficial to the Financial sector, a large part of our portfolio.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small-cap stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

RETURNS FOR PERIOD ENDED 10/31/15

Average Annual Total Returns - Class N

One Year	2.14%
Since Inception	13.48%

Inception Date 12/27/11

Average Annual Total Returns - Class I

One Year	2.37%
Since Inception	13.77%

Inception Date 12/27/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

31

Aston Funds

ASTON/Silvercrest Small Cap Fund	October 31, 2015

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 98.91%

	Consumer Discretionary – 8.77%
98,420	EW Scripps, Class A	$2,171,145
73,480	Hillenbrand	2,180,152
119,220	La-Z-Boy	3,403,731
25,210	Lithia Motors, Class A	2,959,402
42,620	Men’s Wearhouse	1,703,948
108,250	Wolverine World Wide	2,010,202

		14,428,580

	Consumer Staples – 4.37%
22,124	J & J Snack Foods	2,716,606
39,344	Lancaster Colony	4,474,200

		7,190,806

	Energy – 2.60%
100,040	Forum Energy Technologies *	1,325,530
114,720	Matador Resources *	2,949,451

		4,274,981

	Financials – 22.39%
159,080	BancorpSouth	3,965,864
58,270	Bank of the Ozarks	2,914,665
216,140	CVB Financial	3,771,643
55,758	EastGroup Properties, REIT	3,131,369
139,234	Horace Mann Educators	4,767,372
48,829	Iberiabank	2,960,502
87,243	Independent Bank/Rockland MA	4,077,738
102,780	Pebblebrook Hotel Trust, REIT	3,513,020
178,030	Physicians Realty Trust, REIT	2,844,919
65,280	QTS Realty Trust, Class A, REIT	2,807,693
46,590	Stifel Financial *	2,069,994

		36,824,779

Shares		Market Value

	Healthcare – 10.67%
39,187	Analogic	$3,433,565
57,220	Greatbatch *	3,058,409
31,974	ICU Medical *	3,516,181
62,850	INC Research Holdings, Class A *	2,621,473
49,370	Integra LifeSciences Holdings *	2,940,971
26,390	STERIS	1,977,931

		17,548,530

	Industrials – 20.06%
108,865	Altra Industrial Motion	2,880,568
62,193	Applied Industrial Technologies	2,569,193
119,710	CBIZ *	1,286,883
48,290	CIRCOR International	2,217,477
76,686	EMCOR Group	3,702,400
71,670	ESCO Technologies	2,658,240
31,170	G & K Services, Class A	2,051,609
151,430	Knoll	3,519,233
60,039	MSA Safety	2,610,496
36,490	Standex International	3,273,883
91,129	US Ecology	3,573,168
48,600	Watts Water Technologies, Class A	2,645,784

		32,988,934

	Information Technology – 17.24%
142,887	ACI Worldwide *	3,422,144
236,450	Entegris *	3,033,653
24,747	FEI	1,786,486
68,170	Itron *	2,503,884
41,805	Littelfuse	4,177,574
93,805	M/A-COM Technology Solutions Holdings *	3,164,981
132,560	Mentor Graphics	3,605,632
39,080	Methode Electronics	1,302,536
91,325	MKS Instruments	3,218,293
59,580	NetScout Systems *	2,137,135

		28,352,318

	Materials – 6.16%
114,370	Calgon Carbon	1,967,164
52,280	Minerals Technologies	3,081,383
127,363	PH Glatfelter	2,470,842
39,919	Sensient Technologies	2,605,513

		10,124,902

	Utilities – 6.65%
70,863	MGE Energy	2,924,516
71,130	ONE Gas	3,473,989
52,319	Portland General Electric	1,939,989
51,013	UIL Holdings	2,601,153

		10,939,647

	Total Common Stocks (Cost $159,205,613)	162,673,477

See accompanying Notes to Financial Statements.

32

Aston Funds

ASTON/Silvercrest Small Cap Fund	October 31, 2015

Schedule of Investments – continued

Shares		Market Value

INVESTMENT COMPANY – 0.55%
894,752	BlackRock Liquidity Funds TempFund Portfolio	$894,752

	Total Investment Company (Cost $894,752)	894,752

Total Investments – 99.46% (Cost $160,100,365)**		163,568,229

Net Other Assets and Liabilities – 0.54%		895,468

Net Assets – 100.00%		$164,463,697

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $160,411,792.

Gross unrealized appreciation	$9,895,059
Gross unrealized depreciation	(6,738,622)

Net unrealized appreciation	$3,156,437

REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

33

Aston Funds

ASTON/TAMRO Small Cap Fund

Portfolio Manager Commentary (unaudited)	October 31, 2015

Philip D. Tasho, CFA & Timothy A. Holland, CFA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.

The Fund has been in recovery mode over the past year with relative performance against the Russell 2000® starting to improve in the second and third quarters of the calendar year. As we know, nothing is linear and October reminded us of this fact, as an encouraging two steps forward were followed by a few steps back. Four stocks in particular drove the recent shortfall, which led to the underperformance for the year. In our opinion, investors overreacted relative to the long-term fundamentals and we added to all four positions as they came down in price and offered an attractive valuation. For the year, Consumer Discretionary stocks detracted the most with specialty retailers impacted by the emerging dominance of ecommerce, and media stocks impacted by on demand services that are upending traditional viewing and listening habits. Stock selection in the Financials and Healthcare sectors also detracted. On the positive side, stock selection was strong in the Industrials, Technology and Materials sectors. A large underweight to Energy, the worst performing sector in the benchmark, benefitted the portfolio.

Q.	What were the best performing holdings for the Fund during the period?

A.	The three holdings that contributed the most to performance during the year were DexCom, Manhattan Associates and Bank of the Ozarks. DexCom benefitted from strong momentum for its continuous glucose monitoring products. A record deal level led to robust revenue growth for Manhattan Associates, a supply chain management software and services company. Bank of the Ozarks advanced on continued strong earnings, organic loan growth and growth through acquisition.
Q.	What were the weakest performing holdings?

A.	Iconix Brand Group, Eros International and HMS Holdings were the biggest detractors from portfolio performance during the year. Iconix, which owns a portfolio of consumer brands, corrected on the departure of its CEO and disappointing revenue and earnings. Eros, a media and entertainment company that has a 40% share of the Indian film market, received criticism for not providing a detailed subscriber breakdown. Shares of HMS Holdings sold off following the announcement that the company lost a significant, long-standing contract to a new industry competitor.

Q.	How was the Fund positioned as of October 31, 2015?

A.	TAMRO’s investment process focuses on individual, bottom-up stock selection to identify companies that we believe possess a sustainable competitive advantage and are attractively valued. Our approach to portfolio management is opportunistic and broadly diversified, with sector weights determined by where we see opportunities at the stock level. As of October 31, 2015, Consumer Discretionary was the largest sector in the portfolio on an absolute basis and a significant overweight versus the benchmark. We believe the renaissance of the U.S. consumer is unfolding gradually. Lower energy prices, new job growth, rising incomes and improved personal balance sheets are all factors in our thesis. We were attracted to many leading companies in the sector based on historic execution and attractive valuation. While many of the Consumer Discretionary names we hold have yet to resonate with investors, we are comfortable with our exposure to the sector relative to the potential opportunity. In Financials, we have a higher exposure to the banking sector, which should benefit from rising interest rates. Conversely, we have reduced exposure to Real Estate Investment Trusts (REITs), which normally underperform in a rising interest rate environment. We remain confident in our strategy and believe a portfolio of higher quality companies purchased at attractive valuations will resonate once again.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small-cap and mid-cap stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

RETURNS FOR PERIOD ENDED 10/31/15

Average Annual Total Returns - Class N

One Year	-4.12%
Five Year	8.38%
Ten Year	7.54%
Since Inception	9.67%

Inception Date 11/30/00

Average Annual Total Returns - Class I

One Year	-3.93%
Five Year	8.64%
Ten Year	7.81%
Since Inception	7.42%

Inception Date 01/04/05

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The total expense ratios for Class N and Class I shares are 1.31% and 1.06%, respectively, as disclosed in the prospectus dated February 28, 2015. Please refer to the Financial Highlights section in this report for more information.

34

Aston Funds

ASTON/TAMRO Small Cap Fund	October 31, 2015

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 97.49%

	Consumer Discretionary – 20.39%
240,948	Dorman Products *	$11,247,452
483,551	Eros International *	5,401,265
169,255	Five Below *	5,812,217
561,237	Iconix Brand Group *	8,598,151
158,351	Monro Muffler Brake	11,744,894
93,198	Morningstar	7,652,488
156,062	Pool	12,725,295
145,224	Red Robin Gourmet Burgers *	10,875,825
124,858	Rentrak *	6,889,664
293,539	Steven Madden *	10,229,834
307,720	Texas Roadhouse	10,570,182
294,250	Zoe’s Kitchen *	10,131,027

		111,878,294

	Consumer Staples – 8.51%
19,562	Boston Beer, Class A *	4,295,620
53,386	Calavo Growers	2,744,574
83,662	Casey’s General Stores	8,886,578
99,364	Sanderson Farms	6,906,792
142,533	TreeHouse Foods *	12,206,526
230,817	United Natural Foods *	11,644,718

		46,684,808

	Financials – 15.11%
343,701	Bank of the Ozarks	17,191,924
172,101	BofI Holding *	13,769,801
528,623	Colony Capital Class A, REIT	10,752,192
285,328	Financial Engines	9,176,148
274,544	GEO Group, REIT	8,859,535
269,902	Home BancShares	11,584,194
260,649	Stifel Financial *	11,580,635

		82,914,429

Shares		Market Value

	Healthcare – 16.22%
27,651	BioSpecifics Technologies *	$1,615,095
331,698	Cepheid *	11,078,713
43,266	Clovis Oncology *	4,322,706
131,139	ICU Medical *	14,421,356
302,197	INC Research Holdings, Class A *	12,604,637
275,598	Medidata Solutions *	11,850,714
181,856	Neogen *	9,829,317
388,978	Repligen *	12,929,629
538,917	Retrophin *	10,309,482

		88,961,649

	Industrials – 14.10%
264,987	Advisory Board *	11,614,380
129,615	CEB	9,690,017
372,281	Healthcare Services Group	13,871,190
152,972	Landstar System	9,643,355
152,178	Proto Labs *	9,867,222
361,569	Simpson Manufacturing	13,732,391
255,602	Team *	8,946,070

		77,364,625

	Information Technology – 18.83%
374,530	Cardtronics *	12,921,285
142,353	Cavium *	10,099,945
328,288	Integrated Device Technology *	8,371,344
204,545	Interactive Intelligence Group *	6,614,985
179,913	Manhattan Associates *	13,106,662
750,468	Pandora Media *	8,637,887
131,257	Synaptics *	11,168,658
272,751	Synchronoss Technologies *	9,595,380
64,853	Tyler Technologies *	11,048,357
390,255	VeriFone Systems *	11,762,286

		103,326,789

	Materials – 4.33%
192,033	Balchem	13,115,854
588,569	Flotek Industries *	10,653,099

		23,768,953

	Total Common Stocks (Cost $455,169,613)	534,899,547

INVESTMENT COMPANY – 2.84%
15,604,945	BlackRock Liquidity Funds TempFund Portfolio	15,604,945

	Total Investment Company (Cost $15,604,945)	15,604,945

Total Investments – 100.33% (Cost $470,774,558)**		550,504,492

Net Other Assets and Liabilities – (0.33)%		(1,818,597)

Net Assets – 100.00%		$548,685,895

See accompanying Notes to Financial Statements.

35

Aston Funds

ASTON/TAMRO Small Cap Fund	October 31, 2015

Schedule of Investments – continued

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $478,903,412.

Gross unrealized appreciation	$119,637,469
Gross unrealized depreciation	(48,036,389)

Net unrealized appreciation	$71,601,080

REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

36

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund

Portfolio Manager Commentary (unaudited)	October 31, 2015

Jeffrey E. Gundlach; Philip A. Barach; Bonnie Baha, CFA & Luz M. Padilla

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	Fund performance was driven by both sector allocation amongst the varying sectors of the fixed income market as well as security selection within each of the respective sectors. Both benchmark and non-benchmark sectors added positive returns to the portfolio, with the exception of Emerging Market Fixed Income (EMFI). EMFI experienced a challenging environment over the last year, plagued by political scandal, commodity weakness and deteriorating global growth. The High Yield market also had a tough year given the decline in oil and gas, but the positions held in the Fund actually performed relatively well. The Fund’s overweight in Structured Products continues to enhance returns with Mortgage-Backed Securities (MBS) as the best performing sector.

Q.	What were the best performing holdings for the Fund during the period?

A.	Agency Residential Mortgage-Backed Securities (RMBS) and Treasuries were the best performing sectors held within the Fund. With interest rates declining over the period, longer duration holdings generally outperformed shorter duration holdings.
Q.	What were the weakest performing holdings?

A.	EMFI performed the worst over the twelve month period. Latin America, which accounts for a majority of the EMFI exposure, struggled from both political involvements as well as decline in the commodity complex.

Q.	How was the Fund positioned as of October 31, 2015?

A.	Over the last twelve month period, the Fund decreased its exposure to Investment Grade Corporate debt and Non-Agency RMBS, while increased exposure to Agency MBS, Treasuries, Collateralized Loan Obligations (CLO), Commercial Mortgage-Backed Securities (CMBS) and High Yield. The Fund remains underweight U.S. Corporate debt, MBS and Treasuries versus the index.

Over the last twelve month period, the Fund generally decreased its exposure to more credit sensitive sectors and increased exposures to higher quality sectors. The Fund added to Investment Grade Corporate credit and Municipal holdings, while decreased exposure to junk bonds and Emerging Markets.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Bond funds have the same interest rate, high yield and credit risks associated with the underlying bonds in the portfolio, all of which could reduce the Fund’s value. As interest rates rise, the value of the Fund can decline and an investor can lose principal.

RETURNS FOR PERIOD ENDED 10/31/15

Average Annual Total Returns - Class N

One Year	1.04%
Since Inception	5.14%

Inception Date 07/18/11

Average Annual Total Returns - Class I

One Year	1.28%
Since Inception	5.39%

Inception Date 07/18/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

37

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2015

Schedule of Investments

At October 31, 2015, 24.96% of the Total Net Assets of the Fund were comprised of securities of issuers located outside the United States.

Par Value		Market Value

CORPORATE NOTES AND BONDS – 29.64%

	Basic Materials – 0.33%
$ 300,000	Freeport-McMoRan 4.000%, 11/14/21	$253,350
500,000	Inversiones CMPC SA (Chile) 4.500%, 04/25/22	506,034
400,000	Minsur SA (Peru) Senior Unsecured Notes 6.250%, 02/07/24	416,800
500,000	Southern Copper Senior Unsecured Notes 5.875%, 04/23/45	440,360

		1,616,544

	Consumer Discretionary – 1.02%
200,000	American Axle & Manufacturing 6.625%, 10/15/22	213,500
50,000	Anthem Senior Unsecured Notes 1.875%, 01/15/18	50,224
100,000	Asbury Automotive Group 6.000%, 12/15/24	106,250
300,000	Celgene Senior Unsecured Notes 3.875%, 08/15/25	301,514
235,000	Coca-Cola Senior Unsecured Notes 1.875%, 10/27/20	233,377
70,000	Family Tree Escrow LLC Senior Secured Notes 5.750%, 03/01/23 (a)	74,112
415,000	Ford Motor Senior Unsecured Notes 7.450%, 07/16/31	534,420

Par Value		Market Value

	Consumer Discretionary (continued)
$ 200,000	Gol LuxCo SA (Luxembourg) 8.875%, 01/24/22	$105,750
135,000	Goodyear Tire & Rubber 7.000%, 05/15/22	147,319
140,000	Gray Television 7.500%, 10/01/20	146,643
600,000	Grupo Idesa SA de CV (Mexico) 7.875%, 12/18/20 (a)	613,500
300,000	Hutchison Whampoa International 12 (Cayman Islands) 6.000%, 05/29/49 (b)	314,251
200,000	Hutchison Whampoa International 12 II (Cayman Islands) 3.250%, 11/08/22	201,896
160,000	Levi Strauss Senior Unsecured Notes 5.000%, 05/01/25	163,600
200,000	McGraw Hill Financial 4.400%, 02/15/26 (a)	205,207
275,000	NCL (Bermuda) Senior Unsecured Notes 5.250%, 11/15/19 (a)	284,109
70,000	Pilgrim’s Pride 5.750%, 03/15/25 (a)	71,750
115,000	Regal Entertainment Group Senior Unsecured Notes 5.750%, 03/15/22	119,169
195,000	Sally Holdings 5.750%, 06/01/22	206,700
135,000	Station Casinos 7.500%, 03/01/21	144,788
210,000	Tenet Healthcare Senior Unsecured Notes 6.750%, 06/15/23	210,788
420,000	Teva Pharmaceutical Finance Co BV (Cook Islands) 2.950%, 12/18/22	395,531
170,000	Viking Cruises (Bermuda) Senior Unsecured Notes 8.500%, 10/15/22 (a)	185,725

		5,030,123

	Consumer Staples – 2.95%
400,000	Ajecorp BV (Netherlands) 6.500%, 05/14/22	207,000
	Camposol SA (Peru)
280,000	9.875%, 02/02/17	245,000
150,000	9.875%, 02/02/17 (a)	131,250
	Cencosud SA (Chile)
500,000	5.500%, 01/20/21	525,648
900,000	4.875%, 01/20/23	892,515
600,000	Central American Bottling (British Virgin Islands) 6.750%, 02/09/22	630,000
525,000	Coca-Cola Senior Unsecured Notes 1.650%, 11/01/18	530,392

See accompanying Notes to Financial Statements.

38

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2015

Schedule of Investments – continued

Par Value		Market Value

	Consumer Staples (continued)
$ 800,000	Corp Azucarera del Peru SA (Peru) 6.375%, 08/02/22	$671,000
350,000	Cosan Overseas (Cayman Islands) 8.250%, 11/29/49	295,750
110,000	Dana Holding Senior Unsecured Notes 5.500%, 12/15/24	110,275
1,433,797	ENA Norte Trust (Panama) 4.950%, 04/25/23	1,473,943
400,000	Grupo Bimbo SAB de CV (Mexico) 4.500%, 01/25/22	417,742
220,000	HCA 5.375%, 02/01/25	226,600
450,000	Home Depot Senior Unsecured Notes 3.350%, 09/15/25	462,462
400,000	JBS Investments GmbH (Austria) 7.250%, 04/03/24	413,000
155,000	JBS USA Senior Unsecured Notes 5.750%, 06/15/25 (a)	150,737
173,000	Kellogg Senior Unsecured Notes 7.450%, 04/01/31	223,131
535,000	Kraft Heinz Foods 1.600%, 06/30/17 (a)	535,691
690,000	Kroger Senior Unsecured Notes 3.400%, 04/15/22	704,812
500,000	Laboratory Corp of America Holdings Senior Unsecured Notes 2.500%, 11/01/18	503,406
405,000	4.700%, 02/01/45	374,133
130,000	Maestro Peru SA (Peru) 6.750%, 09/26/19	137,215
	Marfrig Holding Europe BV (Netherlands)
200,000	8.375%, 05/09/18	196,500
800,000	6.875%, 06/24/19	738,000
200,000	6.875%, 06/24/19 (a)	184,500
	Minerva Luxembourg SA (Luxembourg)
400,000	7.750%, 01/31/23	397,000
600,000	8.750%, 12/29/49 (b)	574,500
300,000	8.750%, 12/29/49 (a) (b)	287,250
200,000	Post Holdings 7.375%, 02/15/22	211,470
260,000	Revlon Consumer Products 5.750%, 02/15/21	264,550
105,000	Rite Aid 6.125%, 04/01/23 (a)	113,531
220,000	Scientific Games International Senior Secured Notes 7.000%, 01/01/22 (a)	223,300
205,000	Service Corp International Senior Unsecured Notes 5.375%, 01/15/22	217,300

Par Value		Market Value

	Consumer Staples (continued)
$ 210,000	Spectrum Brands 5.750%, 07/15/25 (a)	$224,963
990,000	Tyson Foods 3.950%, 08/15/24	1,012,922

		14,507,488

	Energy – 3.44%
400,000	AES General SA (Chile) Senior Unsecured Notes 5.250%, 08/15/21	425,288
490,000	Apache Senior Unsecured Notes 4.750%, 04/15/43	455,309
375,000	BP Capital Markets (United Kingdom) 3.062%, 03/17/22	377,152
465,000	Chevron Senior Unsecured Notes 1.365%, 03/02/18	466,469
1,100,000	CNOOC Finance 2015 Australia Property (Australia) 2.625%, 05/05/20	1,085,592
200,000	CNPC HK Overseas Capital (British Virgin Islands) 4.500%, 04/28/21	213,369
400,000	Comision Federal De Electricidad (Mexico) Senior Unsecured Notes 4.875%, 05/26/21	420,500
	Delek & Avner Tamar Bond (Israel) Senior Unsecured Notes
1,300,000	4.435%, 12/30/20 (a)	1,342,250
140,000	5.412%, 12/30/25 (a)	142,625
390,000	Devon Energy Senior Unsecured Notes 6.300%, 01/15/19	434,730
	Ecopetrol SA (Colombia) Senior Unsecured Notes
400,000	4.125%, 01/16/25	353,480
300,000	7.375%, 09/18/43	286,500
1,150,000	5.875%, 05/28/45	948,750
410,000	Energy Transfer Partners LP Senior Unsecured Notes 4.750%, 01/15/26	377,398
	Energy XXI Gulf Coast
330,000	9.250%, 12/15/17	109,065
45,000	7.500%, 12/15/21	9,000
	Senior Secured Notes
44,000	11.000%, 03/15/20 (a)	23,815
180,000	EP Energy 9.375%, 05/01/20	157,500
115,000	EPL Oil & Gas 8.250%, 02/15/18	36,800
175,000	Gibson Energy (Canada) 6.750%, 07/15/21 (a)	170,187
	Inkia Energy (Bermuda) Senior Unsecured Notes
200,000	8.375%, 04/04/21 (a)	205,500
400,000	8.375%, 04/04/21	411,000

See accompanying Notes to Financial Statements.

39

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2015

Schedule of Investments – continued

Par Value		Market Value

	Energy (continued)
$1,200,000	Instituto Costarricense de Electricidad (Costa Rica) Senior Unsecured Notes 6.950%, 11/10/21	$1,230,000
370,000	Kinder Morgan Energy Partners, MTN Senior Unsecured Notes 6.950%, 01/15/38	368,137
515,000	Memorial Production Partners Senior Unsecured Notes 6.875%, 08/01/22	327,025
	Pacific Rubiales Energy (Canada)
750,000	5.125%, 03/28/23	277,500
300,000	5.625%, 01/19/25	114,000
500,000	5.625%, 01/19/25 (a)	190,000
	Petroleos Mexicanos (Mexico)
200,000	5.500%, 01/21/21	214,000
400,000	4.500%, 01/23/26 (a)	382,920
500,000	6.375%, 01/23/45	476,250
1,075,000	5.625%, 01/23/46 (a)	931,004
	Phillips 66
95,000	5.875%, 05/01/42	106,523
75,000	4.875%, 11/15/44	74,928
500,000	Reliance Industries (India) Senior Unsecured Notes 5.875%, 02/28/49	502,500
115,000	Sanchez Energy 6.125%, 01/15/23	83,950
85,000	Sandridge Energy Senior Secured Notes 8.750%, 06/01/20 (a)	52,063
215,000	Southern Star Central Senior Unsecured Notes 5.125%, 07/15/22 (a)	209,625
285,000	Tesoro Logistics Senior Unsecured Notes 6.250%, 10/15/22 (a)	297,825
2,200,000	Transportadora de Gas Internacional SA ESP (Colombia) Senior Unsecured Notes 5.700%, 03/20/22	2,271,500
330,000	Triangle USA Petroleum Senior Unsecured Notes 6.750%, 07/15/22 (a)	156,750
355,000	Ultra Petroleum (Canada) Senior Unsecured Notes 5.750%, 12/15/18 (a)	239,625

		16,958,404

	Financials – 9.33%
	Agromercantil Senior Trust (Cayman Islands)
400,000	6.250%, 04/10/19 (a)	403,000
900,000	6.250%, 04/10/19	906,750
375,000	Air Lease Senior Unsecured Notes 3.750%, 02/01/22	371,750

Par Value		Market Value

	Financials (continued)
$ 370,000	Ally Financial Senior Unsecured Notes 4.125%, 03/30/20	$382,950
145,000	American Express Credit Senior Unsecured Notes 2.125%, 03/18/19	145,768
880,000	American Express Credit, GMTN Senior Unsecured Notes 2.250%, 08/15/19	884,179
70,000	Argos Merger Sub Senior Unsecured Notes 7.125%, 03/15/23 (a)	73,850
665,000	Australia & New Zealand Banking Group, EMTN (Australia) Senior Unsecured Notes 4.875%, 01/12/21 (a)	742,683
700,000	Banco Continental SAECA (Paraguay) Senior Unsecured Notes 8.875%, 10/15/17	712,695
600,000	Banco Davivienda SA (Peru) Subordinated Notes 5.875%, 07/09/22	612,750
600,000	Banco de Costa Rica (Costa Rica) 5.250%, 08/12/18	611,250
1,000,000	Banco de Credito del Peru (Peru) Subordinated Notes 6.125%, 04/24/27	1,080,000
500,000	Banco do Brasil SA (Brazil) 9.000%, 06/29/49 (a) (b)	347,500
700,000	Banco GNB Sudameris SA (Colombia) Subordinated Notes 7.500%, 07/30/22	726,950
1,700,000	Banco Internacional del Peru SAA (Peru) Subordinated Notes 6.625%, 03/19/29 (b)	1,751,000
200,000	Banco Latinoamericano de Comercio Exterior SA (Panama) Senior Unsecured Notes 3.250%, 05/07/20 (a)	198,750
1,000,000	Banco Nacional de Comercio Exterior SNC (Mexico) Senior Unsecured Notes 4.375%, 10/14/25	1,007,500
600,000	Banco Nacional de Costa Rica (Costa Rica) Senior Unsecured Notes 4.875%, 11/01/18	604,500
	Banco Regional SAECA (Paraguay) Senior Unsecured Notes
150,000	8.125%, 01/24/19 (a)	154,500
950,000	8.125%, 01/24/19	978,500
1,000,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (Mexico) Subordinated Notes 5.950%, 01/30/24 (b)	1,047,500

See accompanying Notes to Financial Statements.

40

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2015

Schedule of Investments – continued

Par Value		Market Value

	Financials (continued)
$1,500,000	Bancolombia SA (Colombia) Subordinated Notes 6.125%, 07/26/20	$1,597,500
735,000	Bank of America Senior Unsecured Notes 2.000%, 01/11/18	738,607
475,000	Bank of Montreal, MTN (Canada) Senior Unsecured Notes 2.375%, 01/25/19	481,702
150,000	Bantrab Senior Trust (Cayman Islands) Senior Secured Notes 9.000%, 11/14/20	151,530
545,000	BB&T, MTN Senior Unsecured Notes 2.450%, 01/15/20	549,294
600,000	BBVA Banco Continental SA (Peru) Subordinated Notes 5.250%, 09/22/29 (b)	603,000
1,100,000	BBVA Bancomer SA (Mexico) Subordinated Notes 5.350%, 11/12/29 (b)	1,111,000
	BBVA Bancomer SA (Mexico) Subordinated Notes
350,000	6.008%, 05/17/22 (b)	358,750
300,000	5.350%, 11/12/29 (a) (b)	303,000
250,000	BBVA Colombia SA (Colombia) Subordinated Notes 4.875%, 04/21/25 (a)	245,000
485,000	Boston Properties, REIT Senior Unsecured Notes 4.125%, 05/15/21	517,448
200,000	Cementos Progreso Trust (Cayman Islands) 7.125%, 11/06/23	208,500
	CIMPOR Financial Operations BV (Netherlands)
200,000	5.750%, 07/17/24	133,750
200,000	5.750%, 07/17/24 (a)	133,750
800,000	Citigroup Senior Unsecured Notes 2.650%, 10/26/20	799,169
300,000	Comcel Trust (Cayman Islands) 6.875%, 02/06/24 (a)	240,000
300,000	Corp Financiera de Desarrollo SA (Peru) Subordinated Notes 5.250%, 07/15/29	301,125
	CorpGroup Banking SA (Chile) Senior Unsecured Notes
250,000	6.750%, 03/15/23 (a)	239,063
500,000	6.750%, 03/15/23	478,125
	Credito Real SAB de CV (Mexico) Senior Unsecured Notes
200,000	7.500%, 03/13/19	207,200
200,000	7.500%, 03/13/19 (a)	207,200
920,000	GE Capital International Funding (Ireland) 0.964%, 04/15/16	919,880

Par Value		Market Value

	Financials (continued)
$ 105,000	General Motors Financial 2.400%, 04/10/18	$104,043
425,000	General Motors Financial 3.200%, 07/13/20	422,172
	Global Bank (Panama)
800,000	4.750%, 10/05/17	814,160
600,000	5.125%, 10/30/19	609,000
	Senior Unsecured Notes
700,000	5.125%, 10/30/19 (a)	710,500
560,000	Goldman Sachs Group Senior Unsecured Notes 2.600%, 04/23/20	562,747
1,000,000	Grupo Aval (Cayman Islands) 4.750%, 09/26/22	977,400
1,000,000	GrupoSura Finance SA (Cayman Islands) 5.700%, 05/18/21	1,052,500
1,550,000	Guanay Finance (Cayman Islands) Senior Secured Notes 6.000%, 12/15/20	1,573,250
150,000	Icahn Enterprises 4.875%, 03/15/19	153,795
1,500,000	Industrial Senior Trust (Cayman Islands) 5.500%, 11/01/22	1,374,562
600,000	Intercorp Peru (Peru) Senior Unsecured Notes 5.875%, 02/12/25	576,000
	JPMorgan Chase Senior Unsecured Notes
530,000	2.550%, 10/29/20	528,370
	Subordinated Notes
510,000	4.250%, 10/01/27	513,879
629,000	Liberty Mutual Group 6.500%, 05/01/42 (a)	757,654
700,000	Magnesita Finance (British Virgin Islands) 8.625%, 04/29/49	437,500
1,025,000	MetLife Senior Unsecured Notes 4.125%, 08/13/42	982,873
	Morgan Stanley Senior Unsecured Notes
475,000	2.650%, 01/27/20	478,982
520,000	3.750%, 02/25/23	536,792
455,000	MUFG Americas Holdings Senior Unsecured Notes 1.625%, 02/09/18	454,250
	National Rural Utilities Cooperative Finance
105,000	10.375%, 11/01/18	130,350
540,000	2.000%, 01/27/20	532,751
800,000	Oversea-Chinese Banking, EMTN (Singapore) Subordinated Notes 4.000%, 10/15/24 (b)	819,914
480,000	PNC Funding 3.300%, 03/08/22	495,083

See accompanying Notes to Financial Statements.

41

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2015

Schedule of Investments – continued

Par Value		Market Value

	Financials (continued)
	Simon Property Group, REIT Senior Unsecured Notes
$ 175,000	5.650%, 02/01/20	$198,114
170,000	4.125%, 12/01/21	182,579
355,000	State Street Senior Unsecured Notes 3.550%, 08/18/25	365,089
525,000	Synchrony Financial Senior Unsecured Notes 3.000%, 08/15/19	530,876
1,000,000	Tanner Servicios Financieros SA (Chile) Senior Unsecured Notes 4.375%, 03/13/18	1,016,000
375,000	TIAA Asset Management Finance Senior Unsecured Notes 2.950%, 11/01/19 (a)	380,149
480,000	Toronto-Dominion Bank (Canada) Senior Unsecured Notes 1.750%, 07/23/18	482,612
	Unifin Financiera SA de CV (Mexico)
700,000	6.250%, 07/22/19	679,000
200,000	6.250%, 07/22/19 (a)	194,000
1,000,000	United Overseas Bank, EMTN (Singapore) Subordinated Notes 3.750%, 09/19/24 (b)	1,022,040
1,030,000	Wells Fargo, MTN Senior Unsecured Notes 3.550%, 09/29/25	1,033,224

		45,951,128

	Healthcare – 0.93%
553,000	AbbVie Senior Unsecured Notes 4.700%, 05/14/45	531,434
940,000	Actavis Funding SCS (Luxembourg) 2.350%, 03/12/18	945,053
265,000	Alere 6.500%, 06/15/20	274,938
210,000	Amgen Senior Unsecured Notes 2.700%, 05/01/22	206,416
360,000	Baxalta Senior Unsecured Notes 5.250%, 06/23/45 (a)	369,945
515,000	Cardinal Health Senior Unsecured Notes 1.950%, 06/15/18	517,761
235,000	Covidien International Finance SA (Luxembourg) 2.950%, 06/15/23	232,921
260,000	LifePoint Hospitals 5.500%, 12/01/21	264,550
140,000	Quintiles Transnational 4.875%, 05/15/23 (a)	144,637
245,000	Select Medical 6.375%, 06/01/21	218,050

Par Value		Market Value

	Healthcare (continued)
$ 435,000	WellPoint Senior Unsecured Notes 2.300%, 07/15/18	$437,448
421,000	Zimmer Holdings Senior Unsecured Notes 1.450%, 04/01/17	420,250

		4,563,403

	Industrials – 2.94%
850,000	Aeropuerto Internacional de Tocumen SA (Panama) Senior Secured Notes 5.750%, 10/09/23	888,305
	Aeropuertos Dominicanos Siglo XXI SA (Domican Republic) Senior Secured Notes
200,000	9.750%, 11/13/19 (d)	201,250
200,000	9.750%, 11/13/19 (a) (d)	201,250
245,000	Air Medical Merger Sub Senior Unsecured Notes 6.375%, 05/15/23 (a)	224,175
	Avianca Holdings SA (Panama)
400,000	8.375%, 05/10/20 (a)	329,000
800,000	8.375%, 05/10/20	658,000
230,000	Avis Budget Car Rental 5.500%, 04/01/23	239,200
145,000	Berry Plastics Secured Notes 5.500%, 05/15/22	149,531
295,000	Boeing Senior Unsecured Notes 6.875%, 03/15/39	414,697
480,000	Burlington Northern Santa Fe Senior Unsecured Notes 4.550%, 09/01/44	477,661
390,000	Delphi 4.150%, 03/15/24	392,112
414,000	Enterprise Products Operating 3.700%, 02/15/26	394,512
	ESAL GmbH (Austria)
600,000	6.250%, 02/05/23 (a)	586,500
200,000	6.250%, 02/05/23	195,500
515,000	FedEx 4.750%, 11/15/45	507,847
355,000	Gates Global 6.000%, 07/15/22 (a)	286,662
400,000	Gol LuxCo SA (Luxembourg) 8.875%, 01/24/22 (a)	211,500
200,000	Grupo Cementos de Chihuahua SAB de CV (Mexico) Senior Secured Notes 8.125%, 02/08/20	210,000
750,000	Grupo Elektra SAB de CV (Mexico) 7.250%, 08/06/18	721,875
200,000	Grupo Posadas SAB de CV (Mexico) 7.875%, 06/30/22 (a)	193,000

See accompanying Notes to Financial Statements.

42

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2015

Schedule of Investments – continued

Par Value		Market Value

	Industrials (continued)
$ 205,000	HD Supply 7.500%, 07/15/20	$219,350
245,000	Hexion US Finance Senior Secured Notes 6.625%, 04/15/20	208,862
800,000	Latam Airlines Group (Chile) Senior Unsecured Notes 7.250%, 06/09/20 (a)	744,000
300,000	Lima Metro Line 2 Finance (Cayman Islands) Senior Secured Notes 5.875%, 07/05/34	303,000
210,000	Milacron 7.750%, 02/15/21 (a)	216,300
	OAS Financial (British Virgin Islands)
400,000	8.875%, 04/29/49 (a)	36,000
600,000	8.875%, 04/29/49	54,000
400,000	Odebrecht Finance (Cayman Island) 7.125%, 06/26/42	242,000
	Pesquera Exalmar S.A.A. (Peru) Senior Unsecured Notes
200,000	7.375%, 01/31/20 (a)	148,000
400,000	7.375%, 01/31/20	296,000
310,000	Plastipak Holdings Senior Unsecured Notes 6.500%, 10/01/21 (a)	308,450
370,000	Reynolds American 4.000%, 06/12/22	388,531
285,000	Reynolds Group Issuer 8.250%, 02/15/21	297,469
200,000	Southern Copper Senior Unsecured Notes 7.500%, 07/27/35	208,562
230,000	Steel Dynamics 5.125%, 10/01/21	229,425
200,000	Terex 6.000%, 05/15/21	199,000
770,000	Thermo Fisher Scientific Senior Unsecured Notes 3.300%, 02/15/22	772,481
300,000	TransDigm 6.000%, 07/15/22	304,500
	Union Andina de Cementos SAA (Peru) Senior Unsecured Notes
350,000	5.875%, 10/30/21 (a)	351,313
900,000	5.875%, 10/30/21	903,375
145,000	United Rentals North America 7.625%, 04/15/22	158,066
410,000	Waste Management 4.100%, 03/01/45	386,734

		14,457,995

	Information Technology – 1.23%
195,000	Activision Blizzard 5.625%, 09/15/21 (a)	206,739
382,000	Apple Senior Unsecured Notes 0.900%, 05/12/17	383,007

Par Value		Market Value

	Information Technology (continued)
$ 225,000	Audatex North America 6.000%, 06/15/21 (a)	$227,421
150,000	CDW 6.000%, 08/15/22	161,345
505,000	Cisco Systems Senior Unsecured Notes 1.650%, 06/15/18	509,237
295,000	Ensemble S Merger Senior Notes 9.000%, 09/30/23 (a)	298,687
420,000	Fidelity National Information Services Senior Unsecured Notes 3.625%, 10/15/20	428,025
40,000	First Data 7.000%, 12/01/23	40,900
370,000	Hewlett Packard Enterprise 3.600%, 10/15/20 (a)	373,131
275,000	Infor US Senior Unsecured Notes 6.500%, 05/15/22 (a)	261,250
430,000	International Business Machines Senior Unsecured Notes 1.125%, 02/06/18	429,207
330,000	1.250%, 02/08/18	329,834
495,000	Microsoft Senior Unsecured Notes 4.450%, 11/03/45	504,846
	Oracle Senior Unsecured Notes
420,000	2.375%, 01/15/19	428,670
525,000	2.250%, 10/08/19	531,688
200,000	Tencent Holdings (Cayman Islands) Senior Unsecured Notes 3.800%, 02/11/25 (a)	199,226
290,000	Tribune Media 5.875%, 07/15/22 (a)	298,700
450,000	Xerox Senior Unsecured Notes 2.950%, 03/15/17	454,824

		6,066,737

	Materials – 1.99%
220,000	Ashland 4.750%, 08/15/22	220,946
500,000	Braskem America Finance 7.125%, 07/22/41	400,000
170,000	Celulosa Arauco y Constitucion SA (Chile) Senior Unsecured Notes 5.000%, 01/21/21	179,969
1,100,000	Cia Minera Ares SAC (Peru) 7.750%, 01/23/21	1,072,500
100,000	Colbun SA (Chile) Senior Unsecured Notes 6.000%, 01/21/20	111,178
415,000	Dow Chemical Senior Unsecured Notes 3.000%, 11/15/22	408,379

See accompanying Notes to Financial Statements.

43

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2015

Schedule of Investments – continued

Par Value		Market Value

	Materials (continued)
$ 300,000	Freeport-McMoRan 3.875%, 03/15/23	$236,100
850,000	Freeport-McMoRan 5.450%, 03/15/43	609,875
1,040,000	Georgia-Pacific Senior Unsecured Notes 3.600%, 03/01/25 (a)	1,040,548
600,000	Grupo Idesa SA de CV (Mexico) 7.875%, 12/18/20	613,500
1,000,000	Mexichem SAB De CV (Mexico) 5.875%, 09/17/44	898,750
85,000	Platform Specialty Products Senior Unsecured Notes 6.500%, 02/01/22 (a)	72,675
325,000	Signode Industrial Group Lux SA Senior Unsecured Notes 6.375%, 05/01/22 (a)	306,313
200,000	SINOPEC Group Overseas Developement (British Virgin Islands) 2.500%, 04/28/20 (a)	197,541
	Southern Copper Senior Unsecured Notes
1,000,000	6.750%, 04/16/40	960,487
280,000	5.250%, 11/08/42	228,365
	Vedanta Resources (United Kingdom) Senior Unsecured Notes
400,000	7.125%, 05/31/23	299,000
800,000	7.125%, 05/31/23 (a)	598,000
1,300,000	Volcan Cia Minera SAA (Peru) 5.375%, 02/02/22	1,173,250
162,000	WCI Communities 6.875%, 08/15/21	170,910

		9,798,286

	Telecommunications – 2.62%
265,000	21st Century Fox America 4.750%, 09/15/44	267,443
780,000	Alibaba Group Holding (Cayman Islands) 3.600%, 11/28/24 (a)	758,472
200,000	Amazon.com Senior Unsecured Notes 3.800%, 12/05/24	209,175
555,000	AT&T Senior Unsecured Notes 3.400%, 05/15/25	539,880
801,000	British Telecommunications (United Kingdom) Senior Unsecured Notes 5.950%, 01/15/18	874,512
	CCO Holdings
320,000	5.250%, 09/30/22	324,930
55,000	5.125%, 05/01/23 (a)	55,413
305,000	Cequel Communications Holdings I Senior Unsecured Notes 6.375%, 09/15/20 (a)	306,525

Par Value		Market Value

	Telecommunications (continued)
	Comcast
$ 120,000	4.200%, 08/15/34	$118,741
355,000	4.400%, 08/15/35	360,958
400,000	Comcel Trust Via Comunicaciones Celulares SA (Cayman Islands) 6.875%, 02/06/24	320,000
220,000	CommScope 5.000%, 06/15/21 (a)	222,200
	Digicel Group (Bermuda) Senior Unsecured Notes
300,000	7.125%, 04/01/22 (a)	249,000
1,200,000	7.125%, 04/01/22	996,000
	ENTEL Chile SA (Chile) Senior Unsecured Notes
700,000	4.750%, 08/01/26	683,925
300,000	4.750%, 08/01/26 (a)	293,111
165,000	Frontier Communications Senior Unsecured Notes 10.500%, 09/15/22 (a)	171,600
295,000	Gannett 4.875%, 09/15/21 (a)	292,788
200,000	Globo Comunicacao e Participacoes SA (Brazil) Senior Unsecured Notes 5.307%, 05/11/22 (d)	200,500
255,000	Intelsat Jackson Holdings SA (Luxembourg) 5.500%, 08/01/23	212,925
295,000	Level 3 Communications Senior Unsecured Notes 5.750%, 12/01/22	303,112
210,000	Level 3 Financing 5.375%, 01/15/24	213,150
375,000	Orange SA (France) Senior Unsecured Notes 2.750%, 09/14/16	380,801
300,000	SBA Communications Senior Unsecured Notes 5.625%, 10/01/19	314,625
200,000	Sixsigma Networks Mexico SA de CV (Mexico) 8.250%, 11/07/21 (a)	196,000
1,000,000	Telefonica Celular del Paraguay SA (Paraguay) Senior Unsecured Notes 6.750%, 12/13/22	915,000
300,000	Telefonica Chile SA (Chile) Senior Unsecured Notes 3.875%, 10/12/22	301,340
205,000	Time Warner 3.600%, 07/15/25	203,683
200,000	TV Azteca SAB de CV (Mexico) 7.500%, 05/25/18	179,831
500,000	TV Azteca SAB de CV, EMTN (Mexico) 7.625%, 09/18/20	416,250
985,000	Verizon Communications Senior Unsecured Notes 4.400%, 11/01/34	929,648

See accompanying Notes to Financial Statements.

44

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2015

Schedule of Investments – continued

Par Value		Market Value

	Telecommunications (continued)
$1,100,000	VTR Finance BV (Netherlands) Senior Secured Notes 6.875%, 01/15/24	$1,069,750

		12,881,288

	Utilities – 2.86%
1,200,000	Abengoa Transmision Sur SA (Peru) Senior Secured Notes 6.875%, 04/30/43 (a)	1,246,500
500,000	6.875%, 04/30/43	519,375
1,700,000	AES Andres Dominicana (Cayman Island) Senior Secured Notes 9.500%, 11/12/20	1,719,125
300,000	AES El Salvador Trust II (Panama) 6.750%, 03/28/23	272,625
400,000	Comision Federal de Electricidad (Mexico) Senior Unsecured Notes 6.125%, 06/16/45	389,000
390,000	Duke Energy Progress 4.150%, 12/01/44	393,114
400,000	Empresa de Energia de Bogota SA ESP (Colombia) Senior Unsecured Notes 6.125%, 11/10/21	419,000
2,000,000	Empresa Electrica Angamos SA (Chile) Senior Secured Notes 4.875%, 05/25/29	1,884,348
700,000	Empresa Electrica Guacolda SA (Chile) Senior Unsecured Notes 4.560%, 04/30/25 (a)	678,989
600,000	Empresas Publicas de Medellin ESP (Colombia) Senior Unsecured Notes 7.625%, 07/29/19	685,320
	Fermaca Enterprises S de RL de CV (Mexico) Senior Secured Notes
293,761	6.375%, 03/30/38 (a)	284,948
1,028,163	6.375%, 03/30/38	997,318
2,000,000	GNL Quintero SA (Chile) Senior Unsecured Notes 4.634%, 07/31/29	1,996,856
500,000	Israel Electric (Israel) Senior Secured Notes 5.000%, 11/12/24 (a)	520,425
984,120	Mexico Generadora de Energia S de rl (Mexico) Senior Secured Notes 5.500%, 12/06/32	944,755
343,000	Midamerican Energy Holdings Senior Unsecured Notes 6.500%, 09/15/37	430,828

Par Value		Market Value

	Utilities (continued)
$ 685,000	Southern Senior Unsecured Notes 2.450%, 09/01/18	$693,319

		14,075,845

	Total Corporate Notes and Bonds (Cost $152,178,091)	145,907,241

COLLATERALIZED MORTGAGE AND ASSET-BACKED SECURITIES – 16.56%
2,920,552	Alternative Loan Trust Series 2007-J2, Class 2A1 6.000%, 07/01/37	3,025,705
686,175	American General Mortgage Loan Trust Series 2010-1A, Class A3 5.650%, 03/01/58 (a) (b)	693,257
600,000	Banc of America Commercial Mortgage Trust Series 2007-1, Class AMFX 5.482%, 01/01/49 (b)	619,498
350,000	Banc of America Commercial Mortgage Trust Series 2007-4, Class AM 5.809%, 02/01/51 (b)	372,030
560,866	Banc of America Funding Series 2006-B, Class 7A1 5.711%, 03/01/36 (b)	505,944
729,874	Banc of America Funding Series 2010-R9, Class 3A3 5.500%, 12/01/35 (a)	615,341
207,885	Banc of America Funding Series 2012-R4, Class A 0.452%, 03/03/39 (a) (b)	206,204
630,000	BBCMS Trust Series 2015-STP, Class D 4.427%, 09/06/28	621,889
271,662	Bear Stearns Asset Backed Securities I Trust Series 2004-AC2, Class 2A 5.000%, 05/01/34	274,103
450,000	Bear Stearns Commercial Mortgage Securities Trust Series 2007-T26, Class AJ 5.566%, 01/01/45 (b)	454,445
403,500	CDGJ Commercial Mortgage Trust Series 2014-BXCH, Class B 2.046%, 12/15/27 (a) (b)	398,662
126,150	Citicorp Mortgage Securities Trust Series 2007-2, Class 3A1 5.500%, 02/01/37	126,516
450,000	Citigroup Commercial Mortgage Trust Series 2007-C6, Class AM 5.711%, 12/01/49 (b)	468,461
955,393	Citigroup Commercial Mortgage Trust Series 2012-GC8, Class XA 2.181%, 09/01/45 (a) (b)	81,052

See accompanying Notes to Financial Statements.

45

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2015

Schedule of Investments – continued

Par Value		Market Value

$ 350,000	Citigroup Commercial Mortgage Trust Series 2013-SMP, Class C 2.738%, 01/01/30 (a)	$353,834
350,000	Citigroup Commercial Mortgage Trust Series 2013-SMP, Class D 2.911%, 01/01/30 (a) (b)	352,897
4,931,261	Citigroup Commercial Mortgage Trust Series 2014-GC25, Class XA 1.094%, 10/01/47 (b)	360,384
440,700	Citigroup Commercial Mortgage Trust Series 2015-GC27, Class D 4.429%, 02/01/48 (a) (b)	363,299
780,000	Citigroup Commercial Mortgage Trust Series 2015-GC31, Class C 4.200%, 06/01/48	746,536
2,274,301	Citigroup Mortgage Loan Trust Series 2006-AR2, Class 1A2 2.644%, 03/01/36 (b)	2,144,180
340,000	Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4, Class AMFX 5.366%, 12/01/49 (b)	349,904
300,000	COBALT CMBS Commercial Mortgage Trust Series 2007-C2, Class AFJX 5.568%, 04/01/47 (b)	300,165
64,089	Commercial Mortgage Pass Through Certificates Series 2010-C1, Class XPA 1.629%, 07/01/46 (a) (b)	1,914
1,890,003	Commercial Mortgage Pass Through Certificates Series 2012-CR3, Class XA 2.118%, 10/01/45 (b)	181,919
20,722,126	Commercial Mortgage Pass Through Certificates Series 2013-CR10, Class XA 0.983%, 08/01/46 (b)	936,686
3,702,478	Commercial Mortgage Pass Through Certificates Series 2014-CCRE19, Class XA 1.306%, 08/01/47 (b)	265,836
300,000	Commercial Mortgage Pass Through Certificates Series 2014-CR20, Class C 4.507%, 11/01/47 (b)	298,041
350,000	Commercial Mortgage Pass Through Certificates Series 2014-KYO, Class E 2.546%, 06/11/27 (a) (b)	344,370
300,000	Commercial Mortgage Pass Through Certificates Series 2014-KYO, Class F 3.696%, 06/11/27 (a) (b)	295,922
350,000	Commercial Mortgage Pass Through Certificates Series 2015-CCRE23, Class D 4.257%, 05/01/48 (b)	286,563

Par Value		Market Value

$ 470,000	Commercial Mortgage Pass Through Certificates Series 2015-CR25, Class C 4.548%, 08/01/48	$454,694
600,000	Commercial Mortgage Pass Through Certificates Series 2015-CR26, Class B 4.646%, 10/01/48	622,725
8,400,000	Commercial Mortgage Pass Through Certificates Series 2015-CR26, Class XA 1.220%, 10/01/48	619,723
350,000	Commercial Mortgage Trust Series 2006-GG7, Class AJ 5.819%, 07/01/38 (b)	347,827
650,000	Commercial Mortgage Trust Series 2007-GG11, Class AJ 6.047%, 12/01/49 (b)	666,785
500,000	Core Industrial Trust Series 2015-CALW, Class D 3.850%, 02/01/34 (a) (b)	500,298
1,422,928	Countrywide Alternative Loan Trust Series 2005-86CB, Class A5 5.500%, 02/01/36	1,295,166
532,200	Countrywide Alternative Loan Trust Series 2006-J1, Class 2A1 7.000%, 02/01/36	275,721
86,538	Countrywide Alternative Loan Trust Series 2007-18CB, Class 2A17 6.000%, 08/01/37	77,864
331,552	Countrywide Alternative Loan Trust Series 2007-23CB, Class A3 0.697%, 09/25/37 (b)	212,191
316,577	Countrywide Alternative Loan Trust Series 2007-23CB, Class A4 6.303%, 09/25/37 (b) (e)	86,632
665,137	Countrywide Home Loan Mortgage Pass Through Trust Series 2005-HYB8, Class 4A1 4.106%, 12/01/35 (b)	597,237
1,732,255	Countrywide Home Loan Mortgage Pass Through Trust Series 2007-14, Class A15 6.500%, 09/01/37	1,718,149
597,180	Countrywide Home Loan Mortgage Pass Through Trust Series 2007-2, Class A13 6.000%, 03/01/37	572,973
132,400	Countrywide Home Loan Mortgage Pass Through Trust Series 2007-7, Class A4 5.750%, 06/01/37	127,414
275,000	Credit Suisse Commercial Mortgage Trust Series 2006-C4, Class AM 5.509%, 09/01/39	282,783
625,000	Credit Suisse Commercial Mortgage Trust Series 2007-C4, Class A1AM 5.949%, 09/01/39	661,606

See accompanying Notes to Financial Statements.

46

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2015

Schedule of Investments – continued

Par Value		Market Value

$ 40,183	Credit Suisse First Boston Mortgage Securities Series 1998-C2, Class F 6.750%, 11/11/30 (a) (b)	$40,816
1,953,606	Credit Suisse First Boston Mortgage Securities Series 2005-9, Class 5A9 5.500%, 10/01/35	1,731,020
944,708	Credit Suisse Mortgage Capital Certificates Series 2007-1, Class 5A4 6.000%, 02/01/37	836,241
250,000	Credit Suisse Mortgage Capital Certificates Series 2009-RR2, Class IQB 5.695%, 04/01/49 (a) (b)	260,423
4,113,275	CSMC Trust Series 2013-IVR4, Class A11 3.492%, 07/01/43 (a) (b)	4,153,892
4,113,275	CSMC Trust Series 2013-IVR4, Class A2 3.000%, 07/01/43 (a) (b)	4,063,081
150,000	Del Coronado Trust Series 2013-HDC, Class D 2.146%, 03/15/26 (a) (b)	149,979
150,000	Del Coronado Trust Series 2013-HDC, Class E 2.846%, 03/15/26 (a) (b)	150,228
3,514,516	First Horizon Alternative Mortgage Securities Trust Series 2005-FA4, Class 1A6 5.500%, 06/01/35	3,269,807
1,901,720	First Horizon Mortgage Pass-Through Trust Series 2006-2, Class 1A3 6.000%, 08/01/36	1,832,705
601,400	GE Commercial Mortgage Trust Series 2007-C1, Class AM 5.606%, 12/01/49	623,819
350,000	GS Mortgage Securities Trust Series 2006-GG6, Class AJ 5.522%, 04/01/38 (b)	351,032
396,600	GS Mortgage Securities Trust Series 2006-GG8, Class AJ 5.622%, 11/01/39	399,968
391,000	GS Mortgage Securities Trust Series 2014-GC26, Class C 4.511%, 11/01/47 (b)	391,229
6,500,000	GS Mortgage Securities Trust Series 2015-GC34, Class XA 1.537%, 10/01/48	641,341
646,740	GSR Mortgage Loan Trust Series 2006-AR1, Class 3A1 2.839%, 01/01/36 (b)	589,604
50,129	HSI Asset Loan Obligation Trust Series 2007-2, Class 1A1 5.500%, 09/01/37	48,320

Par Value		Market Value

$1,615,145	JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP8, Class X 0.504%, 05/01/45 (b)	$5,278
350,000	JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9, Class AM 5.372%, 05/01/47	358,309
350,000	JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-CB19 Class AM 5.695%, 02/01/49 (b)	367,621
537,200	JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-CB20, Class AJ 6.076%, 02/01/51 (b)	552,721
250,000	JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-LD12, Class AM 6.009%, 02/01/51 (b)	265,646
1,095,277	JP Morgan Chase Commercial Mortgage Securities Trust Series 2011-C4, Class XA 1.444%, 07/01/46 (a) (b)	36,289
2,326,268	JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-C8, Class XA 2.093%, 10/01/45 (b)	203,054
789,324	JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class XA 1.748%, 06/01/45 (b)	52,073
5,887,484	JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-C18, Class XA 1.138%, 02/01/47 (b)	344,807
300,000	JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-C21, Class C 4.661%, 08/01/47 (b)	296,804
3,715,391	JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-C21, Class XA 1.113%, 08/01/47 (b)	262,410
330,824	JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-C23, Class C 4.460%, 09/01/47 (b)	329,138
450,000	JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-C25, Class C 4.449%, 11/01/47 (b)	444,527
6,524,820	JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-C25, Class XA 1.012%, 11/01/47 (b)	412,293
5,296,743	JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-C26, Class XA 1.183%, 01/01/48 (b)	355,773

See accompanying Notes to Financial Statements.

47

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2015

Schedule of Investments – continued

Par Value		Market Value

$ 300,000	JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-DSTY, Class A 3.429%, 06/06/27 (a)	$311,117
4,445,231	JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-C27, Class XA 1.391%, 02/01/48 (b)	365,557
7,979,088	JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-C28, Class XA 1.207%, 10/01/48 (b)	571,701
650,000	JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-C32, Class C 4.819%, 11/01/48	606,834
250,000	LB Commercial Mortgage Trust Series 2007-C3, Class AMFL 5.899%, 07/11/44 (a) (b)	265,971
350,000	LB-UBS Commercial Mortgage Trust Series 2007-C1, Class AJ 5.484%, 02/11/40	359,440
350,000	Merrill Lynch Mortgage Trust Series 2006-C2, Class AJ 5.802%, 08/01/43 (b)	352,339
300,000	ML-CFC Commercial Mortgage Trust Series 2006-1, Class AJ 5.563%, 02/01/39 (b)	302,116
250,000	ML-CFC Commercial Mortgage Trust Series 2007-5, Class AM 5.419%, 08/01/48	259,036
938,665	Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C5, Class XA 1.809%, 08/01/45 (a) (b)	66,801
5,945,597	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14, Class XA 1.286%, 02/01/47 (b)	360,247
300,000	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C18, Class C 4.489%, 10/01/47	306,446
413,500	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19, Class C 4.000%, 12/01/47	402,368
785,000	Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class C 4.680%, 10/01/48	750,807
800,000	Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C26, Class D 3.060%, 11/01/48 (c)	579,246
300,000	Morgan Stanley Capital I Trust Series 2006-HQ8, Class AJ 5.495%, 03/01/44 (b)	300,867

Par Value		Market Value

$ 375,100	Morgan Stanley Capital I Trust Series 2007-1Q16, Class AMA 6.070%, 12/01/49 (b)	$398,540
300,000	Morgan Stanley Capital I Trust Series 2007-HQ11, Class AJ 5.508%, 02/01/44 (b)	305,130
250,000	Morgan Stanley Capital I Trust Series 2007-IQ13, Class AM 5.406%, 03/01/44	258,361
758,946	Morgan Stanley Capital I Trust Series 2011-C1, Class XA 0.752%, 09/01/47 (a) (b)	13,207
250,000	Morgan Stanley Capital I Trust Series 2014-CPT, Class E 3.446%, 07/01/29 (a) (b)	247,704
350,000	Morgan Stanley Capital I Trust Series 2014-MP, Class D 3.693%, 08/01/29 (a) (b)	355,488
955,723	Morgan Stanley Mortgage Loan Trust Series 2005-3AR, Class 2A2 2.496%, 07/01/35 (b)	879,914
7,483,762	Morgan Stanley Mortgage Loan Trust Series 2005-9AR, Class 2A 2.768%, 12/01/35	6,427,646
289,187	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2005-AP3, Class A3 5.318%, 08/01/35 (b)	195,230
4,862,323	RALI Trust Series 2006-QS7, Class A2 6.000%, 06/01/36	4,045,882
230,908	Residential Asset Securitization Trust Series 2006-A6, Class 1A1 6.500%, 07/01/36	136,555
518,634	Residential Asset Securitization Trust Series 2007-A1, Class A8 6.000%, 03/01/37	368,351
2,288,159	Sequoia Mortgage Trust Series 2013-1, Class 2A1 1.855%, 02/01/43 (b)	2,084,265
360,216	Structured Adjustable Rate Mortgage Loan Trust Series 2006-1, Class 2A2 2.634%, 02/01/36 (b)	319,710
1,891,068	UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class XA 2.097%, 08/01/49 (a) (b)	180,252
500,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C32, Class AMFX 5.703%, 06/01/49 (a)	524,816
540,000	Wachovia Bank Commercial Mortgage Trust Series 2006-C28, Class AJ 5.632%, 10/01/48 (b)	547,613
1,063,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C30, Class AJ 5.413%, 12/01/43 (b)	1,065,275

See accompanying Notes to Financial Statements.

48

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2015

Schedule of Investments – continued

Par Value		Market Value

$ 250,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C30, Class AM 5.383%, 12/01/43	$259,312
350,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C30, Class AMFL 0.407%, 12/15/43 (a) (b)	340,342
300,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C33, Class AJ 5.952%, 02/01/51 (b)	307,843
2,306,196	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust Series 2005-8, Class 2CB1 5.500%, 10/01/35	2,323,166
471,800	Wells Fargo Commercial Mortgage Trust Series 2015-C26, Class D 3.586%, 02/01/48 (a)	366,301
725,000	Wells Fargo Commercial Mortgage Trust Series 2014-LC16, Class D 3.938%, 08/01/50	593,104
400,000	Wells Fargo Commercial Mortgage Trust Series 2015-C28, Class C 4.139%, 05/01/48 (b)	379,745
585,000	Wells Fargo Commercial Mortgage Trust Series 2015-C31, Class C 4.612%, 11/01/48 (c)	558,991
4,483,085	Wells Fargo Commercial Mortgage Trust Series 2015-NXS1, Class XA 1.210%, 05/01/48 (b)	339,981
610,000	Wells Fargo Commercial Mortgage Trust Series 2015-NXS3, Class C 4.638%, 09/01/57	593,309
512,000	Wells Fargo Commercial Mortgage Trust Series 2014-LC18, Class B 3.959%, 12/01/47	509,459
380,596	Wells Fargo Mortgage Backed Securities Trust Series 2007-13, Class A6 6.000%, 09/01/37	392,099
401,987	Wells Fargo Mortgage Backed Securities Trust Series 2007-8, Class 1A16 6.000%, 07/01/37	399,989
952,804	WF-RBS Commercial Mortgage Trust Series 2012-C8, Class XA 2.171%, 08/01/45 (a) (b)	83,137
1,409,961	WF-RBS Commercial Mortgage Trust Series 2012-C9, Class XA 2.176%, 11/01/45 (a) (b)	135,866
6,324,729	WFRBS Commercial Mortgage Trust Series 2014-C21, Class XA 1.185%, 08/01/47	448,128

	Total Collateralized Mortgage and Asset-Backed Securities (Cost $81,276,951)	81,531,197

Par Value		Market Value

U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 35.93%

	Fannie Mae – 10.60%
$ 379,138	4.000%, 06/01/42 Pool # AB5459	$396,063
4,431,845	3.000%, 10/01/34 Pool # AS3456	4,592,750
4,703,032	3.000%, 01/01/35 Pool # AS4281	4,865,322
3,888,043	3.000%, 03/01/45 Pool # AS4645	3,934,049
679,288	3.500%, 12/01/31 Pool # MA0919	716,289
598,461	3.500%, 01/01/32 Pool # MA0949	631,001
204,295	4.500%, 03/01/42 Pool # MA1050	215,749
1,595,444	3.000%, 06/01/33 Pool # MA1459	1,651,533
5,341,242	3.000%, 04/01/45 Pool # MA2248	5,347,249
266,830	4.000%, 09/01/31 Pool # MA3894	287,102
234,834	6.423%, 10/25/36 (b) (e) Series 2007-57, Class SX, REMIC	37,455
465,006	5.603%, 09/25/36 (b) (e) Series 2009-86, Class CI, REMIC	54,355
320,107	4.000%, 01/01/41 Series 2010-156, Class ZC, REMIC	341,125
380,387	4.500%, 12/01/41 Series 2011-121, Class JP, REMIC	404,764
481,941	4.000%, 03/01/41 Series 2011-18, Class UZ, REMIC	498,443
1,113,780	3.500%, 10/01/42 Series 2012-105, Class Z, REMIC	1,098,812
2,623,877	2.750%, 11/01/42 Series 2012-127, Class PA	2,633,880
4,092,242	3.500%, 03/01/42 Series 2012-20, Class ZT, REMIC	4,149,871
1,730,759	4.000%, 04/01/42 Series 2012-31, Class Z, REMIC	1,805,325
5,175,021	3.000%, 02/01/43 Series 2013-8, Class Z, REMIC	4,760,969
5,152,080	3.000%, 11/01/44 Series 2014-73, Class CZ, REMIC	4,690,199
8,720,272	3.000%, 01/01/45 Series 2015-9, Class HA	9,055,633

		52,167,938

	Freddie Mac – 8.82%
3,145,752	3.000%, 03/01/44 Series 4316, Class BZ, REMIC	2,943,924
1,524,368	3.000%, 01/01/33 Gold Pool # C91594	1,577,211
39,597	5.000%, 07/01/35 Gold Pool # G01840	43,831
11,933	5.500%, 12/01/38 Gold Pool # G06172	13,284

See accompanying Notes to Financial Statements.

49

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2015

Schedule of Investments – continued

Par Value		Market Value

	Freddie Mac (continued)
$6,730,410	3.500%, 02/01/45 Gold Pool # Q31596	$7,000,396
252,056	4.000%, 10/01/41 Gold Pool # T60392	263,965
939,525	3.500%, 10/01/42 Gold Pool # T65110	965,467
3,961,673	3.000%, 07/01/45 Pool # G08653	3,996,793
4,968,222	3.000%, 08/01/45 Pool # G08658	5,012,265
519,603	5.000%, 12/01/34 Series 2909, Class Z, REMIC	570,820
150,230	5.904%, 04/15/37 (b) (e) Series 3301, Class MS, REMIC	23,027
77,692	5.804%, 11/15/37 (b) (e) Series 3382, Class SB, REMIC	10,450
96,273	6.194%, 11/15/37 (b) (e) Series 3384, Class S, REMIC	13,789
234,052	5.324%, 01/15/39 (b) (e) Series 3500, Class SA, REMIC	25,307
267,000	5.500%, 08/01/36 Series 3626, Class AZ, REMIC	294,104
1,500,000	4.000%, 12/01/38 Series 3738, Class BP, REMIC	1,600,584
120,887	4.000%, 01/01/41 Series 3795, Class VZ, REMIC	128,654
73,420	4.000%, 06/01/41 Series 3872, Class BA, REMIC	76,776
236,994	4.000%, 07/01/41 Series 3888, Class ZG, REMIC	253,287
423,558	4.500%, 07/01/41 Series 3894, Class ZA, REMIC	457,204
573,347	3.500%, 11/01/41 Series 3957, Class DZ, REMIC	570,644
526,185	4.000%, 11/01/41 Series 3957, Class HZ, REMIC	559,876
4,656,204	2.250%, 03/01/38	4,715,208
4,964,292	3.000%, 01/01/41	5,094,819
6,571,038	5.304%, 07/15/42	1,032,403
2,155,006	9.469%, 01/15/41 (b) Series 3792, Class SE, REMIC	2,213,865
3,819,815	3.000%, 06/01/40 Series 4323, Class GA, REMIC	3,951,890

		43,409,843

	Ginnie Mae – 0.81%
36,940	31.237%, 03/20/34 (b) Series 2004-35, Class SA	62,520
477,457	7.436%, 08/20/38 (b) (e) Series 2008-69, Class SB	104,934
555,737	4.500%, 05/01/39 Series 2009-32, Class ZE	602,695
646,532	4.500%, 05/01/39 Series 2009-35, Class DZ	698,101
657,107	4.500%, 09/01/39 Series 2009-75, Class GZ	705,202

Par Value		Market Value

	Ginnie Mae (continued)
$ 228,980	5.867%, 03/01/39 (b) (e) Series 2010-98, Class IA	$25,863
1,182,352	5.256%, 06/20/41 (b) (e) Series 2011-89, Class SA	174,407
4,919,870	6.056%, 10/20/44 (b) (e) Series 2014-156, Class PS	881,917
4,688,420	5.956%, 07/20/43 (b) (e) Series 2014-5, Class PS	737,771

		3,993,410

	U.S. Treasury Bonds – 1.65%
4,920,000	2.750%, 11/15/42	4,763,943
2,940,000	3.625%, 02/15/44	3,362,013

		8,125,956

	U.S. Treasury Inflation Index Bonds – 2.33%
11,502,949	0.125%, 04/15/19	11,489,467

	U.S. Treasury Notes – 11.72%
2,390,000	0.250%, 12/31/15	2,390,576
3,510,000	0.375%, 03/31/16	3,512,376
4,260,000	2.125%, 01/31/21	4,371,493
8,300,000	2.250%, 03/31/21	8,564,621
7,960,000	2.000%, 08/31/21	8,080,284
7,930,000	1.750%, 02/28/22	7,896,702
7,950,000	1.750%, 03/31/22	7,909,010
6,820,000	1.750%, 05/15/23	6,714,283
8,180,000	2.250%, 11/15/24	8,271,600

		57,710,945

	Total U.S. Government and Agency Obligations (Cost $176,854,731)	176,897,559

OTHER MORTGAGE AND ASSET-BACKED SECURITIES – 6.73%
250,000	Adams Mill CLO (Cayman Islands) Series 2014-1A, Class D1 3.821%, 07/15/26 (a) (b)	228,155
250,000	Adams Mill CLO (Cayman Islands) Series 2014-1A, Class E1 5.321%, 07/15/26 (a) (b)	210,526
500,000	Apidos CDO V (Cayman Islands) Seires 2007-5A, Class B 1.021%, 04/15/21 (a) (b)	488,289
500,000	Apidos CDO XXI (Cayman Islands) Series 2015-21A, Class C 3.827%, 07/18/27 (a) (b)	465,539
500,000	Apidos CLO XVI (Cayman Islands) Series 2013-16A, Class B 3.115%, 01/19/25 (a) (b)	485,500
250,000	Apidos CLO XVIII (Cayman Islands) Series 2014-18A, Class C 3.970%, 07/22/26 (a) (b)	235,694
250,000	Apidos CLO XVIII (Cayman Islands) Series 2014-18A, Class D 5.520%, 07/22/26 (a) (b)	216,248

See accompanying Notes to Financial Statements.

50

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2015

Schedule of Investments – continued

Par Value		Market Value

$ 500,000	Apidos CLO XX (Cayman Islands) Series 2015-20A, Class B 3.517%, 01/16/27 (a) (b)	$498,241
500,000	Apidos CLO XX (Cayman Islands) Series 2015-20A, Class C 4.017%, 01/16/27 (a) (b)	468,319
500,000	ARES XXVI CLO (Cayman Islands) Series 2013-1A, Class D 4.071%, 04/15/25 (a) (b)	466,557
500,000	Atrium V (Cayman Islands) 0.723%, 07/20/20 (a)	483,828
500,000	Babson CLO (Cayman Islands) Series 2012-2A, Class CR 3.921%, 05/15/23 (a) (b)	483,334
250,000	Babson CLO (Cayman Islands) Series 2014-3A, Class E2 6.821%, 01/15/26 (a) (b)	231,428
500,000	Babson CLO (Cayman Islands) Series 2015-2A, Class D 3.894%, 07/20/27 (a) (b)	473,750
250,000	Babson CLO (Cayman Islands) Series 2015-IA, Class D1 3.729%, 04/20/27 (a) (b)	233,952
673,619	Bayview Financial Acquisition Trust Series 2007-A, Class 1A5 6.101%, 05/01/37 (d)	677,713
250,000	Birchwood Park CLO (Cayman Islands) Series 2014-1A, Class C2 3.471%, 07/15/26 (a) (b)	248,304
250,000	Birchwood Park CLO (Cayman Islands) Series 2014-1A, Class D2 4.521%, 07/15/26 (a) (b)	247,547
250,000	BlueMountain CLO (Cayman Islands) Series 2012-1A, Class E 5.787%, 07/20/23 (a) (b)	245,285
750,000	BlueMountain CLO (Cayman Islands) Series 2012-2A, Class C 3.083%, 11/20/24 (a) (b)	749,203
500,000	BlueMountain CLO (Cayman Islands) Series 2015-2A, Class C 2.976%, 07/18/27 (a) (b)	489,802
500,000	BlueMountain CLO (Cayman Islands) Series 2015-2A, Class D 3.826%, 07/18/27 (a) (b)	470,295
250,000	Brookside Mill CLO (Cayman Islands) Series 2013-1A, Class D 3.365%, 04/17/25 (a) (b)	223,166
250,000	Brookside Mill CLO (Cayman Islands) Series 2013-1A, Class E 4.715%, 04/17/25 (a) (b)	206,643
500,000	Canyon Capital CLO (Cayman Islands) Series 2014-1A, Class B 2.947%, 04/30/25 (a) (b)	479,404
500,000	Carlyle Global Market Strategies (Cayman Islands) Series 2014-7A, Class C 3.317%, 04/17/25 (a) (b)	492,592

Par Value		Market Value

$1,479,332	Carlyle High Yield Partners X (Cayman Islands) Series 2007-10A, Class A1 0.540%, 04/19/22	$1,435,509
250,000	Catamaran CLO (Cayman Islands) Series 2015-1A, Class C1 3.420%, 04/22/27 (a) (b)	243,350
500,000	Cent CDO 10 (Cayman Islands) Series 2005-10A, Class D 2.087%, 12/15/17 (a) (b)	495,171
500,000	ColumbusNova CLO (Cayman Islands) Series 2006-1A, Class D 1.865%, 07/18/18	495,677
500,000	ColumbusNova CLO (Cayman Islands) Series 2006-2A, Class D 1.811%, 04/04/18 (a) (b)	500,570
2,580,493	Credit Suisse Commercial Mortgage Trust Series 2015-PR2, Class A1 4.250%, 07/26/55 (a)	2,556,863
100,000	Credit-Based Asset Servicing and Securitization Series 2007-MX1, Class A4 6.231%, 12/01/36 (a) (d)	95,698
1,000,000	Dryden 33 Senior Loan Fund (Cayman Islands) Series 2014-33A, Class B 2.321%, 07/15/26 (c)	986,000
750,000	Dryden XXIV Senior Loan Fund (Cayman Islands) Series 2012-24RA, Class DR 4.021%, 11/15/23 (a) (b)	730,254
250,000	Eaton Vance CDO VIII (Cayman Islands) Series 2006-8A, Class B 0.971%, 08/15/22 (a) (b)	238,208
250,000	Emerson Park CLO (Cayman Islands) Series 2013-1A, Class C1 3.071%, 07/15/25 (a) (b)	244,518
250,000	Flatiron CLO (Cayman Islands) Series 2014-1A, Class C 3.615%, 07/17/26 (a) (b)	225,187
500,000	Galaxy XVIII CLO (Cayman Islands) Series 2014-18A, Class D1 4.021%, 10/15/26 (a) (b)	461,350
250,000	Goldentree Loan Opportunities VI (Cayman Islands) Series 2012-6A, Class D 4.515%, 04/17/22 (a) (b)	248,150
500,000	Goldentree Loan Opportunities X (Cayman Islands) Series 2015-10A, Class D 3.632%, 07/20/27 (a) (b)	454,283
757,000	GSAA Home Equity Trust Series 2006-15, Class AF3B 5.933%, 09/01/36 (b)	151,753

See accompanying Notes to Financial Statements.

51

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2015

Schedule of Investments – continued

Par Value		Market Value

$ 250,000	Halcyon Loan Advisors Funding (Cayman Islands) Series 2013-2A, Class C 3.000%, 08/01/25 (a) (b)	$234,715
500,000	ING Investment Management CLO II (Cayman Islands) Series 2006-2X, Class D 1.929%, 08/01/20 (b)	482,646
500,000	LCM VI (Cayman Islands) Series 6A, Class C 1.125%, 05/28/19 (a) (b)	500,280
250,000	LCM XI (Cayman Islands) Series 11A, Class D 4.265%, 04/19/22 (a) (b)	250,377
500,000	LCM XII (Cayman Islands) Series 12A, Class DR 3.992%, 10/19/22 (a) (b)	487,729
250,000	LCM XIV (Cayman Islands) Series 14A, Class D 3.821%, 07/15/25 (a) (b)	231,665
500,000	LCM XV (Cayman Islands) Series 15A, Class C 3.429%, 08/25/24 (a) (b)	493,633
1,000,000	LCM XVIII (Cayman Islands) Series 19A, Class D 3.771%, 07/15/27 (a) (b)	913,826
750,000	Madison Park Funding (Cayman Islands) Series 2007-6A, Class C 1.320%, 07/26/21 (a) (b)	721,944
1,000,000	Madison Park Funding IV (Cayman Islands) Series 2007-4A, Class A1B 0.619%, 03/22/21	950,119
350,000	Madison Park Funding IV (Cayman Islands) Series 2007-4A, Class D 1.749%, 03/22/21 (a) (b)	330,072
500,000	Madison Park Funding XIV (Cayman Islands) Series 2014-14A, Class D 3.887%, 07/20/26 (a) (b)	474,700
500,000	Madison Park Funding XV (Cayman Islands) Series 2014-15A, Class C 3.995%, 01/27/26 (a) (b)	482,047
500,000	Madison Park Funding XVI (Cayman Islands) Series 2015-16A, Class B 3.302%, 04/20/26 (a) (b)	494,546
500,000	Magnetite IX (Cayman Islands) Series 2014-9A, Class B 3.320%, 07/25/26 (a) (b)	489,300
500,000	Magnetite XI (Cayman Islands) Series 2014-11A, Class C 3.917%, 01/18/27 (a) (b)	470,453
1,000,000	Nautique Funding (Cayman Islands) Series 2006-1A, Class A3 0.711%, 04/15/20	968,251

Par Value		Market Value

$ 250,000	Nomad CLO (Cayman Islands) Series 2013-1A, Class B 3.271%, 01/15/25 (a) (b)	$245,646
250,000	Nomad CLO (Cayman Islands) Series 2013-1A, Class C 3.821%, 01/15/25 (a) (b)	235,105
250,000	Octagon Investment Partners XVI (Cayman Islands) Series 2013-1A, Class D 3.665%, 07/17/25 (a) (b)	227,588
250,000	Octagon Investment Partners XVI (Cayman Islands) Series 2013-1A, Class E 4.815%, 07/17/25 (a) (b)	212,267
250,000	Octagon Investment Partners XXI (Cayman Islands) Series 2014-1A, Class C 3.925%, 11/14/26 (a) (b)	231,519
250,000	Octagon Investment Partners XXII (Cayman Islands) Series 2014-1A, Class C2 3.820%, 11/22/25 (a) (b)	248,254
250,000	Octagon Investment Partners XXII (Cayman Islands) Series 2014-1A, Class D2 4.900%, 11/22/25 (a) (b)	246,212
500,000	Race Point VII CLO (Cayman Islands) Series 2012-7A, Class A 1.731%, 11/08/24	494,943
81,539	Residential Asset Mortgage Products Series 2006-RS5, Class A3 0.367%, 09/25/36 (b)	80,398
500,000	Symphony CLO XI (Cayman Islands) Series 2013-11A, Class C 3.465%, 01/17/25 (a) (b)	495,514
750,000	Symphony CLO XIV (Cayman Islands) Series 2014-14A, Class D2 3.921%, 07/14/26 (a) (b)	703,657
750,000	Venture XV CLO (Cayman Islands) Series 2013-15A, Class C 3.421%, 07/15/25 (a) (b)	739,865
250,000	Wind River CLO (Cayman Islands) Series 2013-1A, Class C 3.695%, 04/20/25 (a) (b)	231,376

	Total Other Mortgage and Asset-Backed Securities (Cost $33,778,136)	33,130,502

MUNICIPAL BONDS – 3.82%

	Arizona – 0.21%
900,000	Arizona Department of Transportation State Highway Fund Revenue RB 5.000%, 07/01/32	1,054,287

	California – 0.67%
1,000,000	State of California, GO 5.000%, 09/01/32	1,172,780

See accompanying Notes to Financial Statements.

52

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2015

Schedule of Investments – continued

Par Value		Market Value

	California (continued)
$ 580,000	East Bay Municipal Utility District Water System RB, Series A 5.000%, 06/01/31	$695,675
1,220,000	State of California, GO 5.000%, 08/01/33	1,414,541

		3,282,996

	Georgia – 0.21%
840,000	Gwinnett County School District GO 5.000%, 02/01/31	1,011,671

	Louisiana – 0.16%
670,000	State of Louisiana, GO 5.000%, 05/01/28	792,114

	Minnesota – 0.16%
650,000	State of Minnesota, GO 5.000%, 08/01/33	774,826

	Nevada – 0.25%
1,030,000	State of Nevada GO, Series B 5.000%, 11/01/26	1,254,149

	New York – 0.65%
790,000	Utility Debt Securitization Authority, RB 5.000%, 12/15/32	943,679
880,000	Port Authority of New York & New Jersey, RB 5.000%, 10/15/32	1,033,692
1,060,000	New York State Dormitory Authority RB, Series A 5.000%, 03/15/33	1,225,360

		3,202,731

	Oregon – 0.26%
1,050,000	State of Oregon Department of Transportation RB, Series A 5.000%, 11/15/29	1,259,139

	Texas – 0.67%
630,000	Texas Water Development Board RB, Class A 5.000%, 04/15/28	767,321
980,000	State of Texas GO, Transportation Commission, Series A 5.000%, 10/01/28	1,173,687
1,130,000	University of Texas System RB, Series B 5.000%, 08/15/27	1,367,289

		3,308,297

Par Value		Market Value

	Utah – 0.21%
$ 890,000	Utah Transit Authority RB, Series A 5.000%, 06/15/31	$1,059,794

	Washington – 0.37%
560,000	Central Puget Sound Regional Transit Authority RB 5.000%, 11/01/32	662,978
1,000,000	State of Washington GO, Series R-2015E 5.000%, 07/01/33	1,163,430

		1,826,408

	Total Municipal Bonds (Cost $18,763,571)	18,826,412

FOREIGN GOVERNMENT BONDS – 0.63%
1,650,000	Colombia Government International Bond Senior Unsecured Notes 4.375%, 07/12/21	1,701,975
500,000	Mexico Government International Bond Senior Unsecured Notes 3.500%, 01/21/21	515,500
560,000	Mexico Government International Bond Senior Unsecured Notes 4.000%, 10/02/23	579,320
300,000	Panama Government International Bond Senior Unsecured Notes 5.200%, 01/30/20	329,250

	Total Foreign Government Bonds (Cost $3,146,634)	3,126,045

Shares

INVESTMENT COMPANY – 7.03%
25,026,234	BlackRock Liquidity Funds TempFund Portfolio	25,026,234
963,812	DoubleLine Floating Rate Fund (f)	9,589,931

	Total Investment Company (Cost $34,766,694)	34,616,165

Total Investments – 100.34% (Cost $500,764,808)*		494,035,121

Net Other Assets and Liabilities – (0.34)%		(1,697,532)

Net Assets – 100.00%		$492,337,589

*	Aggregate cost for Federal income tax purposes is $501,524,126.

Gross unrealized appreciation	$4,078,734
Gross unrealized depreciation	(11,567,739)

Net unrealized depreciation	$(7,489,005)

See accompanying Notes to Financial Statements.

53

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2015

Schedule of Investments – continued

**	Security in default.
(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are purchased in accordance with guidelines approved by the Funds’ Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2015, these securities amounted to $69,027,600 or 14.02% of net assets. These securities have not been determined by the Subadviser to be illiquid securities.
(b)	Variable rate bond. The interest rate shown reflects the rate in effect at October 31, 2015.
(c)	Securities with a total aggregate market value of $2,124,237 or 0.43% of the net assets, were valued under the fair value procedures established by the Funds’ Board of Trustees.
(d)	Step Coupon. Security becomes interest bearing at a future date.
(e)	Interest only security. This type of security represents the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.
(f)	Affiliated issuer. (See Note G of the Financial Statement)

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
GO	General Obligation
LP	Limited Partnership
MTN	Medium Term Note
RB	Revenue Bond
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit

Portfolio Composition
U.S. Government Obligations	15%
U.S. Government Agency Obligations	20%
Corporate Notes and Bonds
(S&P Ratings (unaudited))
AAA	7%
AA	5%
A	9%
BBB	17%
BB	9%
B	4%
Lower than B	7%
Not Rated	7%

100%

For financial reporting purposes, credit quality ratings shown are assigned by Standard & Poor’s. This rating agency is an independent, nationally recognized statistical rating organization and is widely used. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Credit quality ratings are subject to change.

See accompanying Notes to Financial Statements.

54

Aston Funds

ASTON/TCH Fixed Income Fund

Portfolio Manager Commentary (unaudited)	October 31, 2015
Tere Alvarez Canida, CFA; Alan M. Habacht, William J. Canida, CFA; Scott M. Kimball CFA & Daniela M. Mardarovici, CFA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	The past twelve months represented a difficult period for U.S. credit. Global economic weakening, particularly in China, paired with record corporate issuance in the U.S. and a lower liquidity environment with weak demand contributed to widening spreads and the underperformance versus Treasuries on a duration adjusted basis. Credit markets have suffered in the recent environment with spreads widening across the board, often in excess of what is justified by the fundamentals of specific issuers. The decoupling of spreads from fundamentals made security selection based on fundamental analysis extremely difficult and detracted from performance during the period.

Q.	What were the best performing holdings for the Fund during the period?

A.	An overweight position in long-term securities paired with short-term, high quality floating rate notes and relative underweight to intermediate positions benefited the portfolio as long Treasuries meaningfully outperformed intermediate Treasuries and the yield curve flattened. An additional structural contributor during the period was the portfolio’s yield advantage; the portfolio aims to generate higher interest income than the benchmark, which added to performance. Allocations to financial issuers outperformed versus broader credit as a more defensive sector.

Q.	What were the weakest performing holdings?

A.	The portfolio had an above benchmark allocation to credit, which underperformed in the trailing twelve months. Within credit, the portfolio was overweight lower quality credit, which meaningfully underperformed higher quality credit. Further, tactical allocations to higher quality high yield hurt performance as that market segment had negative excess returns. By credit sector, the above benchmark allocation to industrials detracted from returns. Specific issuers within Industrials, such as metals & mining and technology companies detracted from performance.

Our exposure to Treasury Inflation Protected Securities (TIPS) detracted from returns as TIPS underperformed nominal securities during the last year, as signs of a significant increase in inflation remain muted.

Q.	How was the Fund positioned as of October 31, 2015?

A.	When market pricings temporarily deviate from fundamentals, it can result in short term dislocations at the issuer, term structure and sector level. While painful in the short term, these mispricings offer an accompanying opportunity to seek particularly dislocated securities or market segments and progressively position them for a return to rationality. We believe that avoiding reactive risk-averse behavior is as important to long-term results as correctly assessing risks. Such inefficient risk-pricing conditions are particularly well suited for combining top-down and bottom-up analysis to identify attractive risk-adjusted opportunities—the core of our investment approach. The widening of credit spreads overall and the steepening of credit curves and quality curves have created a more attractive yield environment for investors. Investment grade corporate bonds offering 5% are now readily available for the first time in several years.

Accordingly, we have positioned to take advantage of the recent dislocations with overweight allocations to the market segments which have underperformed and in our view are mispriced. We are currently positioned with an overweight to credit, in particular lower quality investment grade credit. Similarly, we have positioned for a flattening of credit curves, which we believe to be too steep. On the margin, we have also added to credit sectors and securities, which have been most impacted by the recent disruption, which we believe should offer value looking forward.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Bond funds have the same interest rate, high yield and credit risks associated with the underlying bonds in the portfolio, all of which could reduce the Fund’s value. As interest rates rise, the value of the Fund can decline and an investor can lose principal.

RETURNS FOR PERIOD ENDED 10/31/15

Average Annual Total Returns - Class N

One Year	-1.61%
Five Year	3.79%
Ten Year	5.37%
Since Inception	5.52%

Inception Date 12/13/93

Average Annual Total Returns - Class I

One Year	-1.37%
Five Year	4.01%
Ten Year	5.59%
Since Inception	5.65%

Inception Date 07/31/00

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

The total expense ratios for Class N and Class I shares are 1.18% and 0.93%, respectively, as disclosed in the prospectus dated February 28, 2015. Please refer to the Financial Highlights section in this report for more information.

55

Aston Funds

ASTON/TCH Fixed Income Fund	October 31, 2015

Schedule of Investments

At October 31, 2015, 13.47% of the Total Net Assets of the Fund were comprised of securities of issuers located outside the United States.

Par Value		Market Value

CORPORATE NOTES AND BONDS – 46.03%

	Consumer Discretionary – 2.79%
$ 225,000	Coach Senior Unsecured Notes 4.250%, 04/01/25	$213,635
500,000	Ford Motor Senior Unsecured Notes 1.264%, 11/04/19 (a)	485,716
390,000	L Brands Senior Unsecured Notes 7.600%, 07/15/37	427,050
250,000	Netflix Senior Unsecured Notes 5.750%, 03/01/24	265,998

		1,392,399

	Consumer Staples – 2.42%
65,000	Altria Group 10.200%, 02/06/39	107,863
320,000	Conagra Foods 6.625%, 08/15/39	351,565
	Reynolds American
100,000	7.750%,06/01/18	113,493
500,000	8.125%,05/01/40 (b)	631,325

		1,204,246

	Energy – 4.29%
	Chesapeake Energy
250,000	6.625%,08/15/20	171,875
250,000	6.125%,02/15/21	164,975
250,000	Ecopetrol SA (Colombia) Senior Unsecured Notes 7.375%, 09/18/43	238,750

Par Value		Market Value

	Energy (continued)
$ 250,000	Energy Transfer Partners Senior Unsecured Notes 9.000%, 04/15/19	$292,338
250,000	KazMunayGas National (Kazakhstan) Senior Unsecured Notes 5.750%, 04/30/43 (b)	193,594
100,000	Petroleos Mexicanos (Mexico) 4.500%, 01/23/26 (b)	95,730
250,000	Pride International 6.875%, 08/15/20	246,516
180,000	Rowan Cos 4.875%, 06/01/22	144,957
250,000	Transocean (Cayman Islands) 7.850%, 12/15/41 (c)	173,125
400,000	Weatherford International (Bermuda) 9.625%, 03/01/19	416,000

		2,137,860

	Financials – 13.23%
250,000	AerCap Ireland Capital/AerCap Global Aviation Trust (Netherland) 4.500%, 05/15/21	257,500
450,000	American Express Credit, MTN Senior Unsecured Notes 0.602%, 06/05/17 (a)	447,534
450,000	American Financial Group Senior Unsecured Notes 9.875%, 06/15/19	556,800
580,000	Bank of America Senior Unsecured Notes 1.361%, 01/15/19 (a)	583,069
	MTN, Subordinated Notes
175,000	4.000%, 01/22/25	172,934
250,000	Barrick North America Finance 5.700%, 05/30/41	208,985
250,000	Berkshire Hathaway Finance 0.621%, 01/12/18 (a)	249,880
250,000	Bunge Ltd Finance 8.500%, 06/15/19	296,165
185,000	Capital One Financial 3.150%, 07/15/16	187,678
140,000	Citigroup Senior Unsecured Notes 1.280%, 07/25/16 (a)	140,368
500,000	Credit Suisse New York (Switzerland) MTN, Senior Unsecured Notes 0.633%, 03/11/16 (a)	499,747
150,000	Daimler Finance 1.009%, 08/01/16 (a) (b)	149,928
250,000	Discover Bank Subordinated Notes 7.000%, 04/15/20	288,199
500,000	Ensco (United Kingdom) Senior Unsecured Notes 5.200%, 03/15/25	418,485
500,000	Goldman Sachs Group MTN, Senior Unsecured Notes 1.421%, 11/15/18 (a)	502,882

See accompanying Notes to Financial Statements.

56

Aston Funds

ASTON/TCH Fixed Income Fund	October 31, 2015

Schedule of Investments – continued

Par Value		Market Value

	Financials (continued)
$ 375,000	Goldman Sachs Group Senior Unsecured Notes 1.336%, 10/23/19 (a)	$376,007
400,000	Itau Unibanco Holding (Brazil) Subordinated Notes 5.500%, 08/06/22 (b)	376,500
250,000	Jefferies Group Senior Unsecured Notes 6.500%, 01/20/43	245,695
183,000	JPMorgan Chase Senior Unsecured Notes 3.150%, 07/05/16	185,369
200,000	Leucadia National Senior Unsecured Notes 5.500%, 10/18/23	200,198
250,000	Nomura Holdings (Japan) MTN, Senior Unsecured Notes 1.786%, 09/13/16 (a)	251,298

		6,595,221

	Healthcare – 2.53%
275,000	Actavis Funding 4.850%, 06/15/44	266,383
1,000,000	Merck Senior Unsecured Notes 0.719%, 02/10/20 (a)	994,125

		1,260,508

	Industrials – 4.42%
650,000	ADT Senior Unsecured Notes 4.875%, 07/15/42	500,500
250,000	FedEx Senior Notes 8.000%, 01/15/19	296,343
500,000	Mexichem SAB de CV (Mexico) 6.750%, 09/19/42 (b)	504,375
200,000	Nissan Motor Acceptance 1.026%, 09/26/16 (a) (b)	200,176
500,000	Southern Copper Senior Unsecured Notes 7.500%, 07/27/35	521,405
250,000	Vale (Brazil) Senior Unsecured Notes 5.625%, 09/11/42	179,538

		2,202,337

	Information Technology – 3.81%
350,000	eBay Senior Unsecured Notes 4.000%, 07/15/42	272,627
250,000	EMC Senior Unsecured Notes 3.375%, 06/01/23	210,824
500,000	Hewlett Packard Enterprise (b) 4.900%, 10/15/25	495,242

Par Value		Market Value

	Information Technology (continued)
$ 250,000	Micron Technology Senior Unsecured Notes 5.500%, 02/01/25	$238,750
250,000	Microsoft Senior Unsecured Notes 4.200%, 11/03/35	252,090
250,000	QUALCOMM 4.800%, 05/20/45	216,960
250,000	Seagate HDD (Cayman Islands) 5.750%, 12/01/34 (b)	212,298

		1,898,791

	Materials – 5.45%
100,000	Allegheny Technologies Senior Unsecured Notes 7.125%, 08/15/23 (c)	85,500
400,000	ArcelorMittal (Luxembourg) Senior Unsecured Notes 7.750%, 10/15/39 (c)	343,000
300,000	Ball Corp 5.000%, 03/15/22	311,250
500,000	Braskem America Finance 7.125%, 07/22/41 (b)	400,000
250,000	Dow Chemical (The) Senior Unsecured Notes 8.550%, 05/15/19	300,942
500,000	GTL Trade Finance (Virgin Islands) 7.250%, 04/16/44 (b)	377,500
250,000	International Paper Senior Unsecured Notes 8.700%, 06/15/38	342,804
250,000	Teck Resources (Canada) 6.250%, 07/15/41	143,125
500,000	Vale Overseas (Cayman Islands) 6.875%, 11/21/36	409,550

		2,713,671

	Media – 0.26%
150,000	Viacom Senior Unsecured Notes 4.850%, 12/15/34	129,870

	Telecommunication Services – 5.80%
	CenturyLink Senior Unsecured Notes
500,000	7.600%, 09/15/39	430,000
500,000	7.650%, 03/15/42	430,000
350,000	Frontier Communications Senior Unsecured Notes 9.000%, 08/15/31	318,325
300,000	Juniper Networks Senior Unsecured Notes 5.950%, 03/15/41	290,183
250,000	Telecom Italia Capital (Luxembourg) 6.375%, 11/15/33	242,940
500,000	Telefonica Europe (Netherlands) 8.250%, 09/15/30	659,513

See accompanying Notes to Financial Statements.

57

Aston Funds

ASTON/TCH Fixed Income Fund	October 31, 2015

Schedule of Investments – continued

Par Value		Market Value

	Telecommunication Services (continued)
$ 100,000	Verizon Communications Senior Unsecured Notes 1.867%, 09/15/16 (a)	$100,956
500,000	Windstream 7.500%, 06/01/22	417,500

		2,889,417

	Utilities – 1.03%
334,000	FPL Group Capital 7.875%, 12/15/15	336,769
150,000	Pacific Gas & Electric Senior Unsecured Notes 8.250%, 10/15/18	176,698

		513,467

	Total Corporate Notes and Bonds (Cost $23,604,507)	22,937,787

U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 46.24%

	Fannie Mae – 14.61%
85,158	6.000%, 11/01/17 Pool # 662854	88,029
17,332	6.000%, 04/01/18 Pool # 725175	17,762
100,786	5.500%, 11/01/18 Pool # 748886	105,896
31,772	4.500%, 06/01/19 Pool # 747860	33,059
194,985	6.000%, 01/01/21 Pool # 850787	213,069
100,691	6.000%, 09/01/32 Pool # 847899	114,007
58,002	6.000%, 02/01/34 Pool # 771952	66,334
52,183	7.500%, 02/01/35 Pool # 787557	57,461
18,099	7.500%, 04/01/35 Pool # 819231	19,249
68,156	6.000%, 11/01/35 Pool # 844078	77,169
79,323	5.000%, 05/01/36 Pool # 745581	87,395
40,875	6.000%, 12/01/36 Pool # 888029	46,350
56,317	5.500%, 06/01/37 Pool # 918778	63,033
59,616	6.500%, 10/01/37 Pool # 888890	68,798
179,481	5.500%, 03/01/38 Pool # 962344	201,029
198,620	4.000%, 02/01/41 Pool # AE0949	212,018
172,235	4.000%, 02/01/41 Pool # AH5695	183,743
886,082	3.000%, 03/01/43 Pool # AB8615	898,516

Par Value		Market Value

	Fannie Mae (continued)
$ 479,620	3.500%, 05/01/43 Pool # AB9512	$500,288
520,720	3.000%, 07/01/43 Pool # AU1629	527,925
884,021	3.000%, 08/01/43 Pool # AS0331	896,180
837,090	3.000%, 09/01/44 Pool # AX7336	847,332
1,438,258	3.000%, 02/01/45 Pool # AS4474	1,455,276
492,063	3.000%, 06/01/45 Pool # AY6104	497,885

		7,277,803

	Freddie Mac – 12.01%
186,485	5.500%, 11/01/20 Gold Pool # G18083	201,345
37,476	5.500%, 12/01/20 Gold Pool # G11820	40,427
53,832	5.500%, 05/01/37 Gold Pool # A60048	59,648
116,818	5.500%, 09/01/37 Gold Pool # G03202	130,343
92,446	5.000%, 02/01/38 Gold Pool # A73409	101,274
285,532	5.000%, 04/01/38 Gold Pool # G04334	316,864
177,951	4.000%, 12/01/39 Gold Pool # G06935	189,636
81,637	4.000%, 05/01/41 Gold Pool # Q00870	87,038
556,503	4.000%, 11/01/41 Gold Pool # Q04550	592,750
842,578	3.000%, 04/01/43 Gold Pool # V80006	852,384
843,911	3.000%, 05/01/43 Gold Pool # G08525	853,246
435,682	3.000%, 09/01/43 Gold Pool # G08544	440,168
704,276	3.500%, 10/01/43 Gold Pool # G08554	732,601
258,863	3.500%, 11/01/43 Gold Pool # G08557	269,117
608,883	3.500%, 01/01/44 Gold Pool # G08562	632,910
467,078	3.500%, 02/01/44 Gold Pool # G08572	485,515

		5,985,266

	Ginnie Mae – 1.20%
86,468	5.000%, 05/01/37 Pool # 782156	94,036
179,979	5.000%, 08/01/37 Pool # 4015	196,336
156,683	6.000%, 07/01/38 Pool # 4195	176,332

See accompanying Notes to Financial Statements.

58

Aston Funds

ASTON/TCH Fixed Income Fund	October 31, 2015

Schedule of Investments – continued

Par Value		Market Value

	Ginnie Mae (continued)
$ 81,763	5.500%, 08/01/38 Pool # 4215	$87,263
38,615	6.000%, 01/01/39 Pool # 698036	43,898

		597,865

	U.S. Treasury Inflation Index Bonds – 6.00%
1,657,740	1.375%, 07/15/18	1,725,485
1,137,570	1.750%, 01/15/28	1,265,910

		2,991,395

	U.S. Treasury Notes – 12.42%
1,500,000	2.000%, 01/31/16	1,506,875
1,250,000	2.000%, 04/30/16	1,260,636
1,000,000	2.500%, 06/30/17	1,030,247
500,000	2.250%, 11/30/17	515,130
350,000	2.000%, 11/30/20	357,333
1,500,000	2.000%, 11/15/21	1,520,498

		6,190,719

	Total U.S. Government and Agency Obligations (Cost $22,439,005)	23,043,048

COMMERCIAL MORTGAGE-BACKED SECURITY – 0.58%
274,137	Bear Stearns Commercial Mortgage Securities Series 2007-T28, Class A4 5.742%, 09/01/42 (a)	290,761

	Total Commercial Mortgage-Backed Security (Cost $193,912)	290,761

FOREIGN GOVERNMENT BOND – 0.91%
500,000	Costa Rica Government International Bond Senior Unsecured Notes 7.158%, 03/12/45 (b)	451,875

	Total Foreign Government Bond (Cost $500,000)	451,875

Shares

INVESTMENT COMPANY – 6.33%
3,152,143	BlackRock Liquidity Funds TempFund Portfolio	3,152,143

	Total Investment Company (Cost $3,152,143)	3,152,143

Total Investments – 100.09% (Cost $49,889,567)*		49,875,614

Net Other Assets and Liabilities – (0.09)%		(44,333)

Net Assets – 100.00%		$49,831,281

*	Aggregate cost for Federal income tax purposes is $49,895,088.

Gross unrealized appreciation	$1,544,166
Gross unrealized depreciation	(1,563,640)

Net unrealized depreciation	$(19,474)

(a)	Variable rate bond. The interest rate shown reflects the rate in effect at October 31, 2015.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are purchased in accordance with guidelines approved by the Funds’ Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2015, these securities amounted to $4,088,543 or 8.21% of net assets. These securities have not been determined by the Subadviser to be illiquid securities.
(c)	Step Coupon. A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods until maturity. The coupon rate shown will be accrual rate until maturity.

MTN	Medium Term Note

Portfolio Composition
U.S. Government and Agency Obligations	45%
Commercial Mortgage-Backed Security	1%
Foreign Government Bond	1%
Investment Company	4%
Corporate Notes and Bonds
(Moody’s Ratings (unaudited))
Aa	1%
A	8%
Baa	25%
Ba	13%
B	2%

100%

For financial reporting purposes, credit quality ratings shown are assigned by Moody’s Investors Service. If a Moody’s credit quality rating is not available the credit quality ratings shown are assigned by Standard & Poor’s. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of Baa/ BBB or higher. Below investment grade ratings are credit ratings of Ba/BB or lower. Credit quality ratings are subject to change.

See accompanying Notes to Financial Statements.

59

Aston Funds

ASTON/Anchor Capital Enhanced Equity Fund

Portfolio Manager Commentary (unaudited)	October 31, 2015
Ronald L. Altman; Adam D. Neves & David J. Watson

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.

For the year ended October 31, 2015, the Fund was down 1.8% compared to a gain of 5.2% for the S&P 500® Index. Virtually the entire shortfall was a function of the cost of owning put options for the period as opposed to stock selection. Overall our equity holdings performed in line with the S&P 500® Index; however, there was a signification dispersion in terms of the individual stocks and sectors. The highest yielding stocks were the worst performers while those that had more modest yields and were thought of as growth companies did the best.

Selling calls and buying puts were a net contributor for the year but that unfortunately overstates the benefit because when we sell a call the upside is capped by the strike price. We always try to move that strike price higher for the stocks that have performed relatively well. Also, when a position declines we will buy back the calls and lower the strike price to reduce the risk, but this brings down the up-capture if the stock recovers. Due to the changes in underlying positions, the net gain on the options were not realized. Another complication arises when a stock advances significantly over a short period of time and we liquidate both the stock and the call option. Closing a transaction in this manner will result in a loss on the call and a gain on the stock. Although the whole transaction just described generates a net gain, the gain is less than the benefit we would have derived if we did not sell the call option. When all of these factors are added together, they explain why we were not able to match the S&P 500® for the past 12 months. However, the result of holding higher yielding stocks, selling out of the money call options, plus buying protective put options did statistically lower the Fund’s volatility significantly vs. the S&P 500® Index.

Q.	What were the best performing holdings for the Fund during the period?

A.	On the positive side were the Technology and Financial Services sectors. Additionally the Energy segment was a positive contributor.

Q.	What were the weakest performing holdings?

A.	Utilities and Consumer Discretionary were the two areas that performed the worst during this past year. In our opinion the ongoing focus of investors as to when the Federal Reserve might raise short term interest rates had a materially negative impact on the higher yielding equities.

Q.	How was the Fund positioned as of October 31, 2015?

A.

In spite of the issues associated with holding higher yielding stocks, we remain focused on dividends and low multiples of cash flow as the cornerstone of our equity strategy. Our cash flow price-to-earnings and our multiple of sales was significantly below the S&P 500® Index. Lastly the Fund’s beta was less than half the overall market. In terms of all the value metrics we evaluate, the portfolio’s equity holdings are clearly in the large cap value area and we remain hedged with both call options and index puts.

Note: A strike price is the price at which a specific derivative contract can be exercised. Multiple is a term that measures some aspect of a company’s financial well-being. Beta is a measure of the volatility, or systematic risk, of a security in comparison to market as a whole.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

By selling covered call options, the Fund limits its opportunity to profit from an increase in the price of the underlying stock above the exercise price, but continues to bear the risk of a decline in the stock. A liquid market may not exist for options held by the Fund. If the Fund is not able to close out an options transaction, it will not be able to sell the underlying security until the option expires or is exercised. If the Fund receives premiums for writing the call options, the price it realizes from the exercise of an option could be substantially below a stock’s current market price. Premiums from the Fund’s sale of call options typically will result in short-term capital gains for federal income tax purposes.

RETURNS FOR PERIOD ENDED 10/31/15

Average Annual Total Returns - Class N

One Year	-1.86%
Five Year	4.73%
Since Inception	3.74%

Inception Date 01/15/08

Average Annual Total Returns - Class I

One Year	-1.60%
Five Year	5.01%
Since Inception	5.34%

Inception Date 03/03/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

60

Aston Funds

ASTON/Anchor Capital Enhanced Equity Fund	October 31, 2015

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 100.21%

	Consumer Discretionary – 18.09%
115,000	Coach (a)	$3,588,000
500,000	Ford Motor (a)	7,405,000
225,000	General Motors (a)	7,854,750
50,000	Kohl’s (a)	2,306,000
30,000	Macy’s	1,529,400
600,000	Staples (a)	7,794,000

		30,477,150

	Energy – 8.41%
70,000	Baker Hughes (a)	3,687,600
100,000	Halliburton (a)	3,838,000
85,000	Schlumberger (a)	6,643,600

		14,169,200

	Financials – 3.48%
20,000	Hartford Financial Services Group (a)	925,200
450,000	Huntington Bancshares (a)	4,936,500

		5,861,700

	Healthcare – 4.04%
100,000	Quest Diagnostics (a)	6,795,000

	Industrials – 22.52%
172,600	ADT (a)	5,702,704
30,000	Caterpillar (a)	2,189,700
50,000	Deere (a)	3,900,000
110,000	Emerson Electric (a)	5,195,300
140,000	Fastenal (a)	5,482,400
270,000	General Electric (a)	7,808,400
175,000	Republic Services (a)	7,654,500

		37,933,004

Shares		Market Value

	Information Technology – 17.43%
30,000	Altera (a)	$1,576,500
267,700	Cisco Systems (a)	7,723,145
130,000	EMC (a)	3,408,600
260,000	Intel (a)	8,803,600
165,000	Xilinx (a)	7,857,300

		29,369,145

	Materials – 7.85%
220,000	Alcoa (a)	1,964,600
65,000	Dow Chemical (a)	3,358,550
85,000	LyondellBasell Industries, Class A (a)	7,897,350

		13,220,500

	Telecommunication Services – 8.31%
170,000	AT&T (a)	5,696,700
120,000	CenturyLink (a)	3,385,200
105,000	Verizon Communications (a)	4,922,400

		14,004,300

	Utilities – 10.08%
200,000	Exelon (a)	5,584,000
200,000	FirstEnergy (a)	6,240,000
150,000	PPL (a)	5,160,000

		16,984,000

	Total Common Stocks (Cost $165,476,190)	168,813,999

Number of Contracts

PURCHASED OPTIONS – 0.73%

	SPDR S&P 500 ETF TRUST
1,000	Strike @ $177 Exp 12/15	49,000
1,000	Strike @ $178 Exp 12/15	53,000
1,000	Strike @ $179 Exp 12/15	58,000
4,000	Strike @ $183 Exp 12/15	316,000
4,000	Strike @ $184 Exp 12/15	338,000
4,500	Strike @ $185 Exp 12/15	423,000

	Total Purchased Options (Cost $1,572,836)	1,237,000

Shares

INVESTMENT COMPANY – 1.10%
1,851,341	BlackRock Liquidity Funds TempFund Portfolio	1,851,341

	Total Investment Company (Cost $1,851,341)	1,851,341

Total Investments – 102.04% (Cost $168,900,367)*		171,902,340

Net Other Assets and Liabilities – (2.04)%		(3,432,755)

Net Assets – 100.00%		$168,469,585

See accompanying Notes to Financial Statements.

61

Aston Funds

ASTON/Anchor Capital Enhanced Equity Fund	October 31, 2015

Schedule of Investments – continued

*	Aggregate cost for Federal income tax purposes is $169,303,776.

Gross unrealized appreciation	$14,953,997
Gross unrealized depreciation	(12,355,433)

Net unrealized appreciation	$2,598,564

(a)	These securities are pledged as collateral for call options written.

ETF	Exchange-Traded Fund
S&P	Standard & Poor
SPDR	Standard & Poor’s Depositary Receipt

Transactions in written call options for the year ended October 31, 2015 were as follows:

Contracts	Number of Contracts	Premium
Outstanding, October 31, 2014	59,168	$5,230,766
Call Options Written	273,048	26,785,217
Call Options Closed or Expired	(280,863)	(27,752,545)

Outstanding, October 31, 2015	51,353	$4,263,438

Premiums received and value of written call equity options outstanding as of October 31, 2015.

Number of Contracts	Description	Premium Received	Market Value
	ADT
300	Strike @ $38 Exp 4/16	$ 31,387	$ 27,000
1,426	Strike @ $40 Exp 4/16	118,020	81,995

	Alcoa
500	Strike @ $12 Exp 6/16	15,000	16,000
1,700	Strike @ $13 Exp 6/16	67,975	37,400

	Altera
300	Strike @ $43 Exp 1/16	203,396	298,500

	AT&T
1,700	Strike @ $37 Exp 7/16	62,999	54,400

	Baker Hughes
650	Strike @ $57.5 Exp 4/16	164,796	212,550
50	Strike @ $60 Exp 1/16	10,948	6,650

	Caterpillar
90	Strike @ $75 Exp 5/16	18,041	37,710
40	Strike @ $77.5 Exp 1/16	2,758	5,200
170	Strike @ $80 Exp 5/16	33,072	42,160

	CenturyLink
1,200	Strike @ $33 Exp 4/16	52,748	45,000

	Cisco Systems
1,000	Strike @ $30 Exp 7/16	59,957	155,000
1,677	Strike @ $32 Exp 7/16	61,978	134,160

	Coach
950	Strike @ $37 Exp 5/16	60,759	80,750
200	Strike @ $38 Exp 5/16	10,791	13,500

	Deere
79	Strike @ $87.5 Exp 3/16	12,257	12,482
421	Strike @ $90 Exp 3/16	140,380	46,731

Number of Contracts	Description	Premium Received	Market Value

	Dow Chemical
150	Strike @ $49 Exp 3/16	$ 22,001	$ 70,875
500	Strike @ $50 Exp 3/16	96,551	205,000

	EMC
75	Strike @ $31 Exp 4/16	1,947	1,875
225	Strike @ $32 Exp 1/16	4,950	3,263
500	Strike @ $34 Exp 1/16	5,000	7,000
500	Strike @ $35 Exp 1/16	3,000	500

	Emerson Electric
750	Strike @ $50 Exp 3/16	67,467	113,250
300	Strike @ $52.50 Exp 3/16	20,096	24,000
50	Strike @ $67.50 Exp 1/16	4,996	250

	Exelon
1,000	Strike @ $38 Exp 4/16	97,998	5,000

	Fastenal
1,050	Strike @ $45 Exp 5/16	46,210	70,875
200	Strike @ $46 Exp 5/16	11,300	9,500
150	Strike @ $47 Exp 5/16	6,600	4,500

	FirstEnergy
1,700	Strike @ $38 Exp 4/16	52,692	12,750
150	Strike @ $40 Exp 1/16	9,969	375

	Ford Motor
500	Strike @ $16 Exp 6/16	17,044	28,000
2,500	Strike @ $17 Exp 6/16	70,394	77,500

	General Electric
2,700	Strike @ $27 Exp 6/16	178,084	715,500

	General Motors
332	Strike @ $35 Exp 3/16	23,830	66,068
650	Strike @ $37 Exp 6/16	71,121	99,450
668	Strike @ $38 Exp 6/16	56,615	79,826
600	Strike @ $39 Exp 6/16	54,574	56,100

	Halliburton
500	Strike @ $42 Exp 4/16	85,977	94,750
500	Strike @ $45 Exp 4/16	65,978	53,750

	Hartford Financial Services Group
200	Strike @ $45 Exp 1/16	32,199	51,000

	Huntington Bancshares
4,500	Strike @ $12 Exp 4/16	156,808	130,500

	Intel
2,600	Strike @ $32 Exp 7/16	469,183	923,000

	Kohl’s
400	Strike @ $52.5 Exp 4/16	38,314	42,400
100	Strike @ $55 Exp 4/16	9,400	8,000

	LyondellBasell Industries NV
850	Strike @ $90 Exp 3/16	396,770	663,000

	Macy’s
30	Strike @ $62.5 Exp 5/16	5,040	6,000
170	Strike @ $65 Exp 5/16	20,160	26,860

	PPL
500	Strike @ $35 Exp 1/16	14,479	27,500
1,000	Strike @ $36 Exp 4/16	63,957	62,500

See accompanying Notes to Financial Statements.

62

Aston Funds

ASTON/Anchor Capital Enhanced Equity Fund	October 31, 2015

Schedule of Investments – continued

Number of Contracts	Description	Premium Received	Market Value

	Quest Diagnostics
1,000	Strike @ $70 Exp 5/16	$ 186,667	$ 370,000

	Republic Services
1,750	Strike @ $44 Exp 4/16	143,673	301,875

	Schlumberger
850	Strike @ $85 Exp 5/16	143,336	239,700

	Staples
4,000	Strike @ $20 Exp 3/16	77,833	80,000
1,500	Strike @ $21 Exp 1/16	26,729	15,000
500	Strike @ $23 Exp 1/16	13,480	2,500

	Verizon Communications
124	Strike @ $47 Exp 1/16	3,343	13,020
26	Strike @ $47 Exp 7/16	2,989	5,174
50	Strike @ $48 Exp 4/16	5,398	5,800
850	Strike @ $50 Exp 7/16	34,678	68,000

	Xilinx
1,150	Strike @ $46 Exp 3/16	160,847	462,875
500	Strike @ $47 Exp 3/16	56,499	171,250

	Total Written Call Options	$4,263,438	$6,783,099

See accompanying Notes to Financial Statements.

63

Aston Funds

ASTON/Lake Partners LASSO Alternatives Fund

Portfolio Manager Commentary (unaudited)	October 31, 2015
Frederick C. Lake & Ronald A. Lake

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	Throughout the year we positioned the portfolio to dampen the risk of conventional asset classes while aiming for relatively stable returns, by:

•	Diversifying among 1) a core of Long/Short and Long-biased Equity strategies and 2) a mix of less correlated strategies (Strategic Fixed Income, Hedged Credit, Arbitrage-related, and Global Macro);

•	Maintaining moderate composite net equity exposures; and

•	Being proactive in adjusting the mix of strategies incrementally to take advantage of opportunities or sidestep potential risks.

Although the S&P 500® gained 5.2% for the year ending October 31, 2015, this masked much turmoil and dispersion under the surface. Most significantly, the market was driven by a relatively narrow number of large-cap growth and momentum stocks, while value stocks generally lagged. These conditions created a headwind for Long/Short Equity strategies. Furthermore, spread widening undermined Credit strategies, while sharp reversals in currencies, Fixed Income, and Commodities whipsawed Managed Futures strategies between the first and second quarters of 2015.

For the fiscal year, the Class I shares of the Fund declined -2.6%, while the Fund’s benchmark, the HFRX Equity Hedge Index, was off -1.0%. The Fund’s underperformance was attributable largely to its exposure to non-equity oriented strategies, as discussed below.

Q.	What were the best performing holdings for the Fund during the period?

A.	As a group, Equity-oriented strategies made a positive contribution to returns, although there was a fair amount of dispersion within the group. The Global Macro, Arbitrage-related, and Strategic Fixed Income categories also were positive contributors, albeit to a lesser degree.
Q.	What were the weakest performing holdings?

A.	Hedged Credit strategies became a detractor as spreads widened, while Managed Futures allocations were whipsawed by volatility in a variety of asset classes. While Hedged Credit was reduced, and ultimately eliminated, during the fiscal year, managed futures was increased.

Q.	How was the Fund positioned as of October 31, 2015?

A.	The core of the portfolio is comprised of a diverse set of Equity-oriented strategies, which represented 41% of the program as of October 31. Note that this broad category encompasses a mix of Long-biased, Hedged, Multi-asset, and Global strategies. This group is intended to be a “return driver” for the portfolio. Global Macro was the next largest strategy allocation, representing 28% of the program. This category includes Discretionary and Systematic approaches, which are intended to serve as “diversifiers” as well as “return drivers.” Alternative Fixed Income strategies accounted for 15%, while arbitrage was 11%. These two sets of allocations are intended to be “stable return sources” or “volatility dampeners.”

Over the past year, we have written that we expect heightened volatility and dispersion across markets, stemming from the divergence of economic prospects for the US, Europe, Japan, and China. Looking forward, we believe that the U.S. is on a path towards sustainable but modest growth, eventually leading to a normalization of interest rates. In contrast, Europe and Japan are still engaged in quantitative easing. Although excess liquidity is supportive for these markets, they face ongoing economic weakness and serious structural issues that impede long-term growth. In China, the economy is clearly slowing while policy makers are grappling not only with reining in financial excesses but also shifting the economy from an emphasis on investment to consumption.

Given this backdrop, we have allocated the Fund across a diversified mix of strategies, and composite net equity exposure remains near the middle of our target range of 20% to 50%. We believe that the LASSO strategy is well positioned to produce attractive risk-adjusted returns over time.

Growth of a Hypothetical

$10,000 Investment—Class I

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

A fund-of-funds that invests in funds using alternative or hedging strategies may be exposed to potentially dramatic changes in the value of certain of its portfolio holdings. Investments in a fund-of-funds are subject to higher costs than investing directly in the underlying funds.

RETURNS FOR PERIOD ENDED 10/31/15

Average Annual Total Returns - Class N

One Year	-2.87%
Five Year	3.06%
Since Inception	3.46%

Inception Date 03/03/10

Average Annual Total Returns - Class I

One Year	-2.62%
Five Year	3.33%
Since Inception	5.56%

Inception Date 04/01/09*

* Because the Fund invests primarily in open-end investment companies which are priced as of the close of the NYSE, performance is shown from April 2, 2009.

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

The oldest share Class, Class I, is being shown in the above chart. Performance would have been lower for Class N shares, due to higher fees and expenses.

64

Aston Funds

ASTON/Lake Partners LASSO Alternatives Fund	October 31, 2015

Schedule of Investments

Shares		Market Value

INVESTMENT COMPANIES – 97.30%

	Long/Short Strategies – 37.85%
539,288	Blackrock Global Long/Short Equity Fund-IS	$6,395,959
626,951	Convergence Core Plus Fund	11,579,785
101	Diamond Hill Long/Short Fund-I *	2,441
406,609	FPA Crescent Fund-I	13,572,605
855,622	John Hancock Seaport Fund-I *	9,317,724
1,603,326	Mainstay U.S. Equity Opportunities Fund	14,429,933
553,574	Robeco Boston Partners Long/Short Equity Fund-IS	11,215,404
880,186	The Weitz Funds - Partners III Opportunity Fund	12,859,521

		79,373,372

	Hedged Credit and Strategic Fixed Income – 17.87%
1,346,023	Metropolitan West Unconstrained Bond Fund	15,829,232
1,429,658	PIMCO Mortgage Opportunities Fund	15,854,910
111,511	Schooner Hedged Alternative Income Fund	5,803,047

		37,487,189

	Managed Futures – 14.28%
535,714	361 Managed Futures Fund	6,042,857
1,506,408	Abbey Capital Futures Strategy Fund-I	18,016,635
548,784	ASG Managed Futures Strategy Fund-Y	5,888,453

		29,947,945

	Global Macro – 13.98%
1,158,683	John Hancock Funds II - Global Absolute Return Strategies Fund	12,977,250

Shares		Market Value

	Global Macro (continued)
1,495,864	Western Asset Macro Opportunities Fund	$16,349,788

		29,327,038

	Arbitrage – 7.73%
843,152	Calamos Market Neutral Income Fund	10,910,393
486,685	Kellner Merger Fund	5,300,000

		16,210,393

	Money Market – 5.59%
11,719,397	BlackRock Liquidity Funds Treasury Trust Fund Portfolio	11,719,397

	Total Investment Companies (Cost $199,384,728)	204,065,334

EXCHANGE TRADED FUNDS – 3.55%

	Fixed Income – 3.55%
148,640	Proshares Large Cap Core Plus	7,448,350

	Total Exchange Traded Funds (Cost $7,534,323)	7,448,350

Total Investments – 100.85% (Cost $206,919,051)**		211,513,684

Net Other Assets and Liabilities – (0.85)%		(1,774,654)

Net Assets – 100.00%		$209,739,030

*	Non income producing.
**	Aggregate cost for Federal income tax purposes is $207,157,656.

Gross unrealized appreciation	$7,187,957
Gross unrealized depreciation	(2,831,929)

Net unrealized appreciation	$4,356,028

See accompanying Notes to Financial Statements.

65

Aston Funds

ASTON/River Road Long-Short Fund

Portfolio Manager Commentary (unaudited)	October 31, 2015
Matthew W. Moran, CFA & Daniel R. Johnson, CFA, CPA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.

In the last 12 months, the Russell 3000® has returned +4.49%. The Class N Shares of the Fund returned +3.79%. Our strategy’s method for capital protection – the Drawdown Plan – detracted from the Fund.

Q.	What were the best performing holdings for the Fund during the period?

A.	The holdings with the largest positive contribution to total return during the period were United States Oil Fund LP (short), Alphabet Inc. (long) and ArcelorMittal SA ADR (short). The United States Oil Fund LP is a structurally flawed Exchange Traded Fund (ETF) that attempts to track oil prices. Alphabet manages the largest search engine in the world. Despite its immense size, Alphabet continued to grow at a rapid rate and hinted at a potential repurchase plan. ArcelorMittal is the world’s largest steel producer. ArcelorMittal declined as lackluster steel demand and overcapacity issues within the global steel industry kept a lid on steel prices.
Q.	What were the weakest performing holdings? *

A.	The holdings with the largest negative contribution to the Fund’s total return were Rolls-Royce Holdings PLC Sponsored ADR (long), Wal-Mart Stores Inc. (long) and Wesco Aircraft Holdings Inc. (long). Rolls-Royce manufactures and maintains engines typically under long-term contracts for aircraft, ships, and land machinery. After reporting its fourth profit warning in two years, the company announced a new CEO and the activist investor ValueAct took a more than 5% position in the company. We trimmed the position due to our unrealized loss sell discipline. Wal-Mart is the world’s largest retailer. The company issued disappointing guidance that called for margin compression due to higher wages and investment in e-commerce. We maintained our position. Wesco Aircraft is the largest distributor of fasteners, hardware, bearings, tools, electronic components, and chemicals to the aerospace industry. Wesco reported a poor quarter as expected synergies from its Haas acquisition failed to materialize. After the long-time CEO retired, we exited the position.

Q.	How was the Fund positioned as of October 31, 2015?

A.	The Fund was below the low end of its normal net market exposure range (50 - 70%) at 46% at the end of October. The Fund was in the Drawdown Plan and maintained a sizeable short position in the S&P 500 Exchange Traded Fund (ETF) as a hedge.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

RETURNS FOR PERIOD ENDED 10/31/15

Average Annual Total Returns - Class N

One Year	3.79%
Since Inception	5.51%

Inception Date 05/04/11

Average Annual Total Returns - Class I

One Year	4.04%
Since Inception	3.94%

Inception Date 03/04/13

Short sales may involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than that at which it was previously sold short. Losses incurred on a short sale result from increases in the values of the securities, thus losses on a short sale are theoretically unlimited.

Value investing often involves buying the stocks of companies that are currently out-of-favor that may decline further. Investing in exchange-traded and closed-end funds subjects the Fund to the additional risk that shares of the underlying fund may trade at a premium or discount to their net asset value.

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

66

Aston Funds

ASTON/River Road Long-Short Fund	October 31, 2015

Schedule of Investments

The chart represents total investments in the Fund. Materials, Healthcare, Utilities, Energy, Telecommunication Services, and Exchange Traded Funds are negative 0.21%, 0.60%, 1.64%, 1.59%, 2.65% and 18.33%, respectively, and cannot be represented in the pie chart format.

Shares		Market Value

COMMON STOCKS – 96.86%

	Consumer Discretionary – 33.27%
50,795	21st Century Fox, Class A (a)	$1,558,899
15,911	Aaron’s	392,524
40,883	Comcast, Class A (a)	2,560,093
49,072	DSW, Class A	1,223,856
46,589	General Motors (a)	1,626,422
65,667	Liberty Media, Class C (a) *	2,570,863
55,361	Liberty Ventures, Class A (a) *	2,412,079
82,742	MSG Networks, Class A *	1,697,866
16,095	Murphy USA *	987,750
130,926	News, Class A (a)	2,016,260
14,263	Ralph Lauren	1,579,913
64,404	Rent-A-Center	1,184,390
105,703	SeaWorld Entertainment (a)	2,106,661
44,998	Sotheby’s	1,559,181
28,732	Time Warner (a)	2,164,669

		25,641,426

	Consumer Staples – 5.05%
40,563	Fresh Market *	1,010,830
37,514	Wal-Mart Stores (a)	2,147,301
24,500	Whole Foods Market (a)	734,020

		3,892,151

	Financials – 37.50%
74,993	Allied World Assurance Co Holdings AG (Swizterland)	2,726,745
42,836	American Express (a)	3,138,165
11,427	Berkshire Hathaway, Class B *	1,554,301

Shares		Market Value

	Financials (continued)
102,699	Brown & Brown	$3,314,097
38,718	Equity Commonwealth, REIT *	1,111,594
87,621	GEO Group, REIT (a)	2,827,530
62,903	Iron Mountain, REIT (a)	1,927,348
37,151	Oaktree Capital Group, MLP (a)	1,852,349
96,111	PayPal Holdings (a) *	3,460,957
46,940	Ventas, REIT (a)	2,521,617
36,623	Wells Fargo (a)	1,982,769
84,774	Weyerhaeuser, REIT (a)	2,486,421

		28,903,893

	Industrials – 8.98%
52,397	Cubic	2,350,005
151,053	Rolls-Royce Holdings, SP ADR	1,601,162
28,235	UniFirst (a)	2,966,651

		6,917,818

	Information Technology – 9.54%
2,086	Alphabet, Class C *	1,482,750
49,392	Blackhawk Network Holdings *	2,103,111
66,524	Corning	1,237,346
12,459	IAC/InterActive	834,878
32,120	Microsoft (a)	1,690,797

		7,348,882

	Materials – 2.52%
17,492	Praxair	1,943,186

	Total Common Stocks (Cost $73,551,747)	74,647,356

INVESTMENT COMPANY – 28.50%

21,968,651	BlackRock Liquidity Funds TempFund Portfolio	21,968,651

	Total Investment Company (Cost $21,968,651)	21,968,651

Total Investments – 125.36% (Cost $95,520,398)**		96,616,007

$17,014,211 in cash and $33,917,928 in securities was segregated or on deposit with a prime broker to cover short sales as of October 31, 2015 and are included in “Net Other Assets and Liabilities”.

SHORT SALES (b) – (50.91)%

Common Stocks – (32.58)%

	Consumer Discretionary – (5.41)%
(11,314)	Best Buy	(396,328)
(8,180)	Burlington Stores *	(393,294)
(24,719)	Gannett	(391,055)
(47,048)	Regis *	(777,233)
(4,532)	Royal Caribbean Cruises	(445,722)
(13,553)	Sonic	(386,803)
(2,857)	TESLA Motors *	(591,199)
(4,904)	Whirlpool	(785,327)

		(4,166,961)

See accompanying Notes to Financial Statements.

67

Aston Funds

ASTON/River Road Long-Short Fund	October 31, 2015

Schedule of Investments – continued

Shares		Market Value

	Consumer Staples – (1.41)%
(59,911)	Dean Foods	$(1,084,988)

	Energy – (1.59)%
(45,827)	Noble (United Kingdom)	(617,289)
(4,446)	Pioneer Natural Resources	(609,724)

		(1,227,013)

	Financials – (6.44)%
(10,050)	Camden Property Trust, REIT	(741,590)
(7,394)	Equity Residential, REIT	(571,704)
(29,495)	Home Capital Group (Canada)	(718,427)
(55,513)	Janus Capital Group	(862,117)
(14,536)	Mercury General	(785,089)
(15,315)	Plum Creek Timber, REIT	(623,933)
(13,909)	Primerica	(662,486)

		(4,965,346)

	Healthcare – (0.60)%
(7,003)	Mallinckrodt *	(459,887)

	Industrials – (8.56)%
(94,857)	ACCO Brands *	(765,495)
(8,482)	Caterpillar	(619,101)
(22,660)	Mobile Mini	(775,878)
(34,224)	Pitney Bowes	(706,726)
(22,390)	Ritchie Bros. Auctioneers (Canada)	(581,468)
(45,949)	RR Donnelley & Sons	(775,160)
(22,140)	Tetra Tech	(595,566)
(16,480)	United Continental Holdings *	(993,909)
(10,539)	United Rentals *	(788,950)

		(6,602,253)

	Information Technology – (1.55)%
(33,411)	Ciena *	(806,542)
(16,111)	GrubHub *	(386,342)

		(1,192,884)

	Materials – (2.73)%
(99,414)	ArcelorMittal, SP ADR	(557,713)
(59,275)	Louisiana-Pacific *	(1,046,797)
(85,340)	Teck Resources, Class B (Canada)	(500,946)

		(2,105,456)

	Telecommunication Services – (2.65)%
(30,039)	CenturyLink	(847,400)
(35,682)	Consolidated Communications Holdings	(788,572)
(78,775)	Frontier Communications	(404,904)

		(2,040,876)

	Utilities – (1.64)%
(9,384)	DTE Energy	(765,641)
(18,735)	South Jersey Industries	(496,665)

		(1,262,306)

	Total Common Stocks (Proceeds $24,418,432)	(25,107,970)

Shares		Market Value

EXCHANGE TRADED FUNDS – (18.33)%
(65,265)	SPDR S&P 500 ETF Trust	$(13,570,551)
(37,771)	United States Oil Fund LP *	(559,389)

	TOTAL EXCHANGE TRADED FUNDS (Proceeds $13,127,711)	(14,129,940)

Total Short Sales – (50.91)% (Proceeds $37,546,143)		(39,237,910)

Net Other Assets and Liabilities – 25.55%		19,692,448

Net Assets – 100.00%		$77,070,545

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $98,230,281.

Gross unrealized appreciation	$3,312,801
Gross unrealized depreciation	(4,927,075)

Net unrealized appreciation	$(1,614,274)

(a)	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
(b)	The Fund is contractually responsible to the lender for any dividends payable and interest accrued on securities while those securities are in a short position. These dividends and interest are recorded as an expense of the Fund.

ETF	Exchange-Traded Fund
LP	Limited Partnership
MLP	Master Limited Partnership
REIT	Real Estate Investment Trust
S&P	Standard & Poor
SP ADR	Sponsored American Depositary Receipt
SPDR	Standard & Poor’s Depositary Receipt

See accompanying Notes to Financial Statements.

68

Aston Funds

ASTON/Barings International Fund

Portfolio Manager Commentary (unaudited)	October 31, 2015

David Bertocchi, CFA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	The portfolio performed strongly over the year, outperforming its benchmark significantly. It is also pleasing that the portfolio generated a positive absolute return, while the benchmark produced a return only marginally above zero percent. The source of this outperformance came from a number of key areas: a number of our UK and European stocks performed very well during the year, while we also largely avoided areas of the market that came under significant pressure during the year (namely Energy and Materials stocks). Our stock selection was particularly strong in continental Europe, where a number of the Financials holdings performed well, as did our holdings in the Healthcare and Information Technology sectors.

Q.	What were the best performing holdings for the Fund during the period?

A.	Our holding in Deutsche Boerse, the German stock exchange group, performed very well over the year. The company benefitted significantly from the increase in volatility in a number of its key markets over the year. Increased equity market volatility in the third quarter of the year benefitted the group in particular. Our holding in Fresenius SE, the German-listed healthcare company, performed very well over the year. Its dialysis business, Fresenius Medical Care, performed well, as did a number of its other divisions. Another of our German holdings, Wirecard, AG produced strong performance over the year. The company is a market leader in online payments processing, an industry which is experiencing very strong growth at the moment (and we think that this growth will continue).
Q.	What were the weakest performing holdings?

A.	A number of our Japanese holdings struggled during the year, primarily because of their exposure to the slowing Chinese economy. Our holding in Hitachi Metals, a world leader in specialist materials used in turbo-charged engines, underperformed during the year. We continue to believe that the selloff in the name is unjustified, and continue to hold the company in the portfolio. Our holding in Oil Search, and Australian-listed Energy company, did not perform well during the year, because of the significant fall experienced in the price of oil. We sold the holding from the portfolio during the year.

Q.	How was the Fund positioned as of October 31, 2015?

A.	A sizeable proportion of the portfolio is invested in the Healthcare and Information Technology sectors, as we continue to find a number of high quality, attractively valued investments which we believe will generate substantial earnings growth over the medium- to long-term. Conversely, we do not hold any mining companies, while our holdings in the Energy sector are focused on high quality businesses that we believe can weather the current storm being faced by the sector at the moment. We hold only a few emerging market names, as we do hold concerns about slowing economic growth in a number of key emerging markets around the world (namely China, Brazil, and South Africa). As usual, we will maintain our focus on finding high quality, attractively valued investments which we believe will produce substantial growth in earnings over the medium- to long-term.

Growth of a Hypothetical

$10,000 Investment—Class I

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets.

Emerging market securities may be subject to additional risks such as price volatility, currency fluctuation, financial reporting requirements, as well as political and economic instability.

RETURNS FOR PERIOD ENDED 10/31/15

Average Annual Total Returns - Class N

One Year	4.47%
Five Year	3.46%
Since Inception	5.08%

Inception Date 03/03/10

Average Annual Total Returns - Class I

One Year	4.78%
Five Year	3.70%
Since Inception	-1.67%

Inception Date 11/02/07

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

The oldest share Class, Class I, is being shown. Performance would have been lower for Class N shares, due to higher fees and expenses.

69

Aston Funds

ASTON/Barings International Fund	October 31, 2015

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 97.22%

	Australia – 3.41%
36,411	Amcor (a)	$351,686
5,355	CSL (a)	355,948

		707,634

	China – 0.95%
151,000	Pax Global Technology (a)	197,457

	France – 9.34%
7,658	Accor (a)	380,292
2,409	Air Liquide (a)	311,645
12,214	AXA (a)	325,969
4,552	BNP Paribas (a)	275,838
8,152	SES (a)	240,528
8,304	Total (a)	401,572

		1,935,844

	Germany – 12.53%
2,743	Bayer (a)	365,739
3,400	Daimler (a)	294,827
4,587	Deutsche Boerse (a)	422,942
6,688	Fresenius (a)	491,450
4,280	SAP (a)	337,414
17,183	TUI (a)	319,529
7,113	Wirecard (a)	367,416

		2,599,317

	Hong Kong – 2.31%
47,400	AIA Group (a)	277,922
25,600	HSBC Holdings (a)	200,163

		478,085

	Japan – 28.36%
22,900	Astellas Pharma (a)	332,382

Shares		Market Value

	Japan (continued)
9,900	Bridgestone (a)	$363,042
5,800	Daikin Industries (a)	372,656
34,000	Hitachi (a)	196,139
24,900	Hitachi Metals (a)	282,014
3,700	Hoshizaki Electric (a)	267,541
20,500	Isuzu Motors (a)	239,430
8,900	Japan Tobacco (a)	308,045
14,900	KDDI (a)	360,555
28,000	Mitsubishi Electric (a)	291,613
63,500	Mitsubishi UFJ Financial Group (a)	410,688
11,000	Mitsui Fudosan (a)	299,350
26,600	Rakuten (a)	368,495
13,300	Sony (a)	378,058
1,533	Sony, SP ADR	43,537
77,000	Sumitomo Mitsui Trust Holdings (a)	295,568
7,600	Takeda Pharmaceuticals (a)	371,125
10,700	Tokio Marine Holdings (a)	412,289
4,700	Toyota Motor (a)	287,943

		5,880,470

	Netherlands – 7.99%
3,914	Airbus Group (a)	272,553
3,851	ASML Holding (a)	357,224
21,336	Koninklijke Ahold (a)	434,052
9,139	Koninklijke Philips (a)	246,378
13,228	Royal Dutch Shell, Class A (a)	346,513

		1,656,720

	Spain – 1.62%
7,918	Amadeus IT Holding (a)	336,805

	Sweden – 1.66%
17,319	Assa Abloy (a)	344,528

	Switzerland – 7.30%
2,825	Actelion (a)	392,150
4,685	Julius Baer Group (a)	232,294
3,373	Novartis (a)	305,556
19,320	UBS Group (a)	385,867
753	Zurich Financial Services (a)	198,717

		1,514,584

	United Kingdom – 21.75%
12,914	Admiral Group (a)	320,475
25,531	ARM Holdings (a)	402,077
5,042	AstraZeneca (a)	321,338
68,582	Barclays (a)	244,342
13,309	BG Group (a)	210,262
5,790	British American Tobacco (a)	343,980
54,574	BT Group (a)	389,739
49,659	GKN (a)	219,424
22,257	Indivior (a)	70,321
16,397	Prudential (a)	382,975
3,567	Reckitt Benckiser Group (a)	348,104
5,285	SABMiller (a)	324,621
4,781	Shire (a)	362,067
55,562	Worldpay Group *	238,975

See accompanying Notes to Financial Statements.

70

Aston Funds

ASTON/Barings International Fund	October 31, 2015

Schedule of Investments – continued

Shares		Market Value

	United Kingdom (continued)
14,752	WPP (a)	$330,690

		4,509,390

	Total Common Stocks (Cost $18,805,082)	20,160,834

INVESTMENT COMPANY – 1.52%

313,701	BlackRock Liquidity Funds TempFund Portfolio	313,701

	Total Investment Company (Cost $313,701)	313,701

Total Investments – 98.74% (Cost $19,118,783)**		20,474,535

Net Other Assets and Liabilities – 1.26%		262,211

Net Assets – 100.00%		$20,736,746

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $19,247,143.

Gross unrealized appreciation	$2,009,198
Gross unrealized depreciation	(781,806)

Net unrealized appreciation	$1,227,392

(a)	Securities with a total aggregate market value of $19,878,322 or 95.86% of the net assets, were valued under the fair value procedures established by the Funds’ Board of Trustees.

SP ADR	Sponsored American Depositary Receipt

See accompanying Notes to Financial Statements.

71

Aston Funds

ASTON/Guardian Capital Global Dividend Fund

Portfolio Manager Commentary (unaudited)	October 31, 2015
Srikanth Iyer & Fiona Wilson, CFA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	The portfolio underperformed the benchmark for the year ended October 31, 2015. The second quarter of 2015 saw market volatility spike amidst growth concerns in China, geopolitical risk in Europe, and uncertainty surrounding a Federal Reserve (Fed) interest rate hike. Materials were the hardest hit during the selloff, declining 19.7% in the benchmark compared to a decline of 13.2% for the portfolio due to its positioning in large blue chip chemical companies.

Market uncertainty spilled over into the third quarter 2015, with the turmoil in China coming to the fore after a sudden devaluation of the yuan in August brought into focus the country’s ailing economy. Initially conceived as a way to stem the outflow from equities following July’s margin tightening, the move had the opposite effect, undermining the government’s ability to reign in the markets and prompting investors to question whether the country’s woes portend a macro economic slowdown.

The portfolio benefitted from its overweighting of the U.S., which continued to show promise in its domestic economy after unemployment in the U.S. dropped to 5.1% in August and the Core Consumer Price Index mustered another gain of 1.8%. Gains were further buoyed by Europe, where the economy—having emerged relatively unscathed from the debacle in Greece—reported strong earnings, fuelled by the interplay of a weaker euro, higher exports, and margin expansion.

Q.	What were the best performing holdings for the Fund during the period?

A.	Performance was driven by the tobacco cluster, with Reynolds American, Altria Group, and Imperial Tobacco Group posting solid returns backed by strong profit margin expansion.

Industrials also had a strong year, led by Ferrovial. The company has reached an inflection point in its balance sheet with refinancing risk mitigated by a net cash position at the holding company level and its investment grade credit rating. With substantial return on equity and strong dividend yield, the stock is a standout amongst its competitors.

Q.	What were the weakest performing holdings?

A.	Information Technology had the weakest selection effects, with performance being dragged down by Garmin, Amazon, and Seagate Technology. Seagate Technology’s decaying earnings weighed the most as the company struggles to transition to solid state memory.

Q.	How was the Fund positioned as of October 31, 2015?

A.	The portfolio maintains overweight in the yield bearing sectors which include Consumer Staples, Telecommunications, Industrials and Utilities. Underweight sectors include Consumer Discretionary, Financials, Information Technology and Energy.

Geographically, the portfolio is underweight Japan/Asia Pacific with Japan being the lowest yielding country in the index, underweight the U.S. and overweight Europe. The portfolio did not have a weight in Emerging Markets. In terms of portfolio characteristics, the portfolio exhibited a strong three year dividend growth rate and yield. The portfolio has a large cap, high-quality bias.

We continue to stay well within our risk limits of sector and industry, allowing for performance based on stock selection, without the need for any large sector bets.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets.

Emerging market securities may be subject to additional risks such as price volatility, currency fluctuation, financial reporting requirements as well as political and economic instability.

RETURNS FOR PERIOD ENDED 10/31/15

Average Annual Total Returns - Class N

One Year	0.07%
Since Inception	3.99%

Inception Date 04/14/14

Average Annual Total Returns - Class I

One Year	0.14%
Since Inception	4.17%

Inception Date 04/14/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

72

Aston Funds

ASTON/Guardian Capital Global Dividend Fund	October 31, 2015

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 99.87%

	Australia – 3.15%
1,679	Australia & New Zealand Banking Group (a)	$32,472
1,100	Sonic Healthcare (a)	15,044
5,200	Sydney Airport (a)	23,765
10,100	Telstra (a)	38,700
1,200	Westpac Banking (a)	26,729

		136,710

	Belgium – 3.48%
660	Anheuser-Busch InBev, SP ADR	78,758
2,100	Proximus (a)	72,670

		151,428

	Canada – 1.50%
417	Keyera	12,868
690	Pembina Pipeline	17,345
610	Royal Bank of Canada	34,880

		65,093

	Denmark – 0.69%
562	Novo Nordisk, SP ADR	29,887

	Finland – 0.54%
621	Elisa (a)	23,397

	France – 2.49%
2,600	AXA (a)	69,389
800	Total (a)	38,687

		108,076

	Germany – 6.41%
600	BASF (a)	49,154
393	Bayer (a)	52,401
222	Daimler (a)	19,250

Shares		Market Value

	Germany (continued)
2,500	Deutsche Telekom (a)	$46,829
176	Muenchener Rueckversicherungs-Gesellschaft (a)	35,093
1,400	ProSiebenSat.1 Media (a)	75,650

		278,377

	Ireland – 1.14%
673	Medtronic	49,748

	Israel – 1.17%
858	Teva Pharmaceutical, SP ADR	50,785

	Italy – 0.74%
1,960	Eni (a)	32,007

	Japan – 1.93%
581	Fuji Heavy Industries (a)	22,469
6,297	Mitsubishi UFJ Financial Group (a)	40,726
518	Sumitomo Mitsui Financial Group (a)	20,665

		83,860

	Netherlands – 1.50%
218	LyondellBasell Industries, Class A	20,254
1,003	Unilever	45,115

		65,369

	Spain – 3.11%
5,367	Ferrovial (a)	135,396

	Sweden – 1.38%
4,200	Skandinaviska Enskilda Banken (a)	44,104
700	Swedbank, Class A (a)	16,039

		60,143

	Switzerland – 6.02%
1,000	Nestle (a)	76,374
910	Novartis, ADR	82,291
200	Swisscom (a)	103,043

		261,708

	United Kingdom – 10.31%
600	AstraZeneca (a)	38,239
5,491	BAE Systems (a)	37,144
258	BP, SP ADR	9,211
540	British American Tobacco, SP ADR	63,774
418	GlaxoSmithKline, SP ADR	17,999
1,400	Imperial Tobacco Group (a)	75,387
5,500	Legal & General Group (a)	22,148
5,000	National Grid (a)	71,224
442	Prudential, ADR	20,681
500	Royal Dutch Shell, Class A (a)	13,054
3,400	SSE (a)	79,099

		447,960

	United States – 54.31%
1,090	AbbVie	64,910
440	Air Products & Chemicals	61,151

See accompanying Notes to Financial Statements.

73

Aston Funds

ASTON/Guardian Capital Global Dividend Fund	October 31, 2015

Schedule of Investments – continued

Shares		Market Value

	United States (continued)
1,500	Altria Group	$90,705
564	Ameren	24,636
222	Amgen	35,116
1,054	Apple	125,953
2,194	AT&T	73,521
860	Automatic Data Processing	74,811
252	Avago Technologies	31,029
132	Chevron	11,996
294	ConocoPhillips	15,685
1,400	CSX	37,786
1,390	Dow Chemical	71,821
666	Dr Pepper Snapple Group	59,520
475	Duke Energy	33,948
560	General Dynamics	83,205
379	Gilead Sciences	40,981
372	Goldman Sachs Group	69,750
934	Illinois Tool Works	85,872
760	Intel	25,734
899	Johnson & Johnson	90,826
1,148	JPMorgan Chase	73,759
200	Kimberly-Clark	23,942
764	Kinder Morgan	20,895
360	Lockheed Martin	79,139
252	Macquarie Infrastructure	20,047
220	McDonald’s	24,695
562	Merck	30,719
487	Microsoft	25,636
988	Newell Rubbermaid	41,921
857	Paychex	44,204
876	Pfizer	29,626
747	Philip Morris International	66,035
370	Procter & Gamble	28,261
200	Raytheon	23,480
396	Republic Services	17,321
2,172	Reynolds American	104,951
1,380	Six Flags Entertainment	71,815
1,434	Starbucks	89,725
422	Texas Instruments	23,936
1,355	Verizon Communications	63,522
882	VF	59,553
423	Walt Disney	48,112
740	Waste Management	39,782
1,540	Wells Fargo	83,376
427	Williams	16,843

		2,360,251

	Total Common Stocks (Cost $4,124,889)	4,340,195

RIGHTS – 0.01%

	Australia – 0.01%
52	Westpac Banking, Expiring 05/04/2016 *	182

	Total Rights (Cost $0)	182

Shares		Market Value

INVESTMENT COMPANY – 0.04%

1,827	BlackRock Liquidity Funds TempFund Portfolio	$1,827

	Total Investment Company (Cost $1,827)	1,827

Total Investments – 99.92% (Cost $4,126,716)**		4,342,204

Net Other Assets and Liabilities – 0.08%		3,579

Net Assets – 100.00%		$4,345,783

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $4,126,447.

Gross unrealized appreciation	$429,979
Gross unrealized depreciation	(214,222)

Net unrealized appreciation	$215,757

(a)	Securities with a total aggregate market value of $1,446,348 or 33.28% of the net assets, were valued under the fair value procedures established by the Funds’ Board of a Trustees.

ADR	American Depositary Receipt
SP ADR	Sponsored American Depositary Receipt

See accompanying Notes to Financial Statements.

74

Aston Funds

ASTON/LMCG Emerging Markets Fund

Portfolio Manager Commentary (unaudited)	October 31, 2015
Gordon Johnson, PhD, CFA; Shannon Ericson, CFA & Vikram Srimurthy, PhD, CFA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	Political and economic uncertainties in many countries led to a volatile year for emerging market equities. The timing of the U.S. Federal Reserve’s (Fed) decision to raise interest rates added to the turmoil as investors worried economic growth could slow in many emerging countries with higher financing costs. It was a challenging period for our quantitative stock selection process to add value; investors focused more on macro events and less on company fundamentals, creating a difficult environment for active stock pickers like we are. For most of the year, our stock selection model was effective, largely driven by Price Momentum. Valuation struggled as investors viewed cheapness as more risky. Earnings Quality was important but its contribution was substantially more muted than Price Momentum. October saw a sharp reversal to Price Momentum after the Fed delayed an interest rate increase following weaker economic data. Our strategy is to maintain a balanced approach between Valuation and Momentum, and it is difficult to outperform when the payoffs to these factors offset one another.

Q.	What were the best performing holdings for the Fund during the period?

A.	The best performing holdings were Evergrande Real Estate Group, China Railway Group and Grupo Aeroportuario del Pacifico. All three stocks were up strong on positive earnings related news. Evergrande, a Chinese property company, reported strong earnings results boosted by higher real estate demand in China. Shares of China Railway Group and Grupo Aeroportuario del Pacifico also gained as earnings exceeded Wall Street expectations and management provided positive guidance.

Q.	What were the weakest performing holdings?

A.	The biggest negative contributions came from overweight positions in Great Wall Motor Co., Banco do Brasil and Metalurgica Gerdau. After Great Wall Motors announced they would raise capital through a private placement, Wall Street analysts downgraded the stock on concerns the company would not use the capital effectively. Shares of Banco do Brasil declined as the company reported profit numbers in line with expectations, but disappointing asset quality trends. Metalurgica Gerdau also struggled as steel demand trends continued to be challenging.

Q.	How was the Fund positioned as of October 31, 2015?

A.	Emerging markets have dramatically underperformed developed markets over the last year on macroeconomic concerns related to China’s growth prospects and the timing of the Fed’s plan to raise rates. We believe markets could continue to be volatile as these events play out over the coming months. We anticipate that our quantitative process may experience some difficulty adding value. However, we’ve recently seen changes in the behavior of our quantitative factors that could indicate that investors are starting to focus more on corporate fundamentals, which would benefit our stock selection process.

We remain cautious on Price Momentum given its strong payoff over the last several months. We believe Price Momentum has become a proxy for safety as investors bid up stocks with similar characteristics such as low beta (a measure of volatility) and low oil sensitivity. If markets stabilize, the payoff to Price Momentum could quickly reverse. In this environment, we continue to believe in the importance of balancing the portfolio against an up or down market by having more equal exposures across all of the major stock selection factor components. We have put additional emphasis on risk control to ensure that we do not have any unwanted biases. We believe this approach will allow us to hang on to gains despite a difficult environment for stock picking.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets.

Emerging market securities may be subject to additional risks such as price volatility, currency fluctuation, financial reporting requirements as well as political and economic instability.

RETURNS FOR PERIOD ENDED 10/31/15

Average Annual Total Returns - Class N

One Year	-17.02%
Since Inception	-8.03%

Inception Date 03/28/13

Average Annual Total Returns - Class I

One Year	-16.77%
Since Inception	-7.74%

Inception Date 03/28/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

75

Aston Funds

ASTON/LMCG Emerging Markets Fund	October 31, 2015

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 92.32%

	Brazil – 8.36%
3,600	Ambev SA	$17,820
2,980	Banco Bradesco	16,227
2,100	Banco do Brasil SA	8,696
1,900	BB Seguridade Participacoes SA	13,105
2,500	Braskem, Preference A	14,119
2,100	Embraer SA	15,399
1,200	Fibria Celulose SA	16,379
3,080	Itau Unibanco Holding	21,140
6,000	JBS	22,170
2,000	Lojas Renner SA	9,594
4,000	Suzano Papel e Celulose, Preference A	17,166

		171,815

	Cayman Islands – 1.38%
2,000	Shenzhou International Group Holdings (a)	9,856
8,000	Sino Biopharmaceutical (a)	9,942
3,000	Zhen Ding Technology Holding (a)	8,526

		28,324

	China – 14.76%
18,000	Air China, Class H (a)	17,338
27,000	Bank of Communications, Class H (a)	19,915
31,000	China CITIC Bank, Class H (a) *	20,047
32,000	China Construction Bank, Class H (a)	23,192
21,000	China Railway Group (a)	19,782
4,000	China Resources Power Holdings (a)	9,049
4,000	China Taiping Insurance Holdings (a) *	12,559
26,000	Chongqing Rural Commercial Bank, Class H (a)	16,329
28,000	Evergrande Real Estate, Class H (a)	21,412
71,000	Industrial and Commercial Bank of China, Class H (a)	45,036
24,000	People’s Insurance, Group of China, Class H (a)	12,844

Shares		Market Value

	China (continued)
6,000	PICC Property & Casulty, Class H (a)	$13,614
5,300	Shanghai Pharmaceuticals Holding, Class H (a)	12,225
2,400	Tencent Holdings (a)	45,239
12,000	Zhejiang Expressway, Class H (a)	14,752

		303,333

	Czech Republic – 0.48%
490	CEZ AS (a)	9,790

	Egypt – 0.53%
1,879	Commerical International Bank SAE, GDR (a)	10,964

	Hong Kong – 3.88%
3,000	China Mobile (a)	35,970
12,000	CITIC (a)	22,374
40,000	Geely Automobile Holdings (a)	21,331

		79,675

	India – 5.43%
204	Dr. Reddy’s Laboratories, ADR	13,217
2,450	ICICI Bank, SP ADR	21,119
1,929	Infosys, SP ADR	35,031
793	Reliance Industries, GDR	22,759
1,576	Wipro, ADR	19,511

		111,637

	Indonesia – 0.84%
22,500	Bank Rakyat Indonesia Persero Tbk PT (a)	17,220

	Malaysia – 1.37%
9,400	IHH Healthcare (a)	13,813
3,400	Public Bank (a)	14,294

		28,107

	Mexico – 6.71%
40,200	America Movil	35,776
2,900	Arca Continental	18,524
8,600	Compartamos *	15,797
1,300	Gruma, Class B *	19,951
3,200	Grupo Aeroportuario del Pacifico	28,862
7,137	Wal-Mart de Mexico SAB de CV	18,903

		137,813

	Poland – 1.35%
921	Polski Koncern Naftowy Orlen SA (a)	14,942
131	Powszechny Zaklad Ubezpieczen SA (a)	12,720

		27,662

	Russia – 2.72%
1,015	Gazprom, SP ADR	4,243
3,073	Gazprom, SP ADR (a)	12,951
326	Lukoil, SP ADR	11,818
45	Lukoil, SP ADR (a)	1,635
557	MMC Norilsk Nickel OJSC, ADR (a)	8,249
552	Tatneft, SP ADR (a)	17,023

		55,919

See accompanying Notes to Financial Statements.

76

Aston Funds

ASTON/LMCG Emerging Markets Fund	October 31, 2015

Schedule of Investments – continued

Shares		Market Value

	South Africa – 5.62%
1,894	Barloworld (a)	$10,686
1,191	Discovery (a)	12,717
1,107	Foschini Group (a)	11,294
1,341	Liberty Holdings (a)	13,112
7,492	Netcare (a)	21,305
4,981	Sappi (a) *	19,655
1,860	Truworths International (a)	12,584
1,301	Vodacom Group (a)	14,052

		115,405

	South Korea – 19.29%
51	CJ CheilJedang (a)	15,619
360	Daesang (a)	9,781
360	Dongbu Insurance (a)	21,589
83	E-Mart (a)	15,440
577	Hana Financial Group (a)	14,032
181	Hyosung (a)	18,481
248	Hyundai Development Co-Engineering & Construction (a)	9,960
1,563	Industrial Bank of Korea (a)	19,132
330	Kangwon Land	12,244
506	KB Financial Group (a)	16,031
379	Korea Electric Power (a)	17,064
212	KT&G	21,199
690	LG Display (a)	13,108
446	LG International (a)	13,621
68	Lotte Chemical (a)	14,277
473	Nexen Tire (a)	5,474
336	Samsung Electro-Mechanics (a)	19,122
76	Samsung Electronics (a)	91,156
308	Samsung Securities (a)	12,957
746	SK Hynix (a)	19,965
155	SK Innovation (a) *	16,072

		396,324

	Taiwan – 13.54%
15,000	Advanced Semiconductor Engineering (a)	17,317
3,000	Catcher Technology (a)	29,442
7,000	Cheng Uei Precision Industry (a)	10,226
5,000	Chunghwa Telecom (a)	15,319
18,000	Compal Electronics (a)	11,195
1,000	Eclat Textile (a)	14,708
3,124	FLEXium Interconnect (a)	8,716
15,000	Fubon Financial Holding (a)	24,245
7,000	Highwealth Construction (a)	10,314
15,120	Hon Hai Precision Industry (a)	40,190
18,000	King Yuan Electronics (a)	11,487
4,000	Pegatron (a)	9,775
9,000	Pou Chen (a)	12,694
9,000	Taiwan Semiconductor Manufacturing (a)	37,923
14,544	Uni-President Enterprises (a)	24,590

		278,141

	Thailand – 1.77%
81,000	Jasmine International (a)	12,861
7,700	PTT Global Chemical (a)	12,063

Shares		Market Value

	Thailand (continued)
900	Siam Cement Public (a)	$11,429

		36,353

	Turkey – 4.29%
12,262	Eregli Demir ve Celik Fabrikalari TAS (a)	17,378
3,008	KOC Holding AS (a)	13,585
2,008	Koza Altin Isletmeleri AS (a)	11,272
984	Tav Havalimanlari Holding AS (a)	7,719
5,116	Turk Hava Yollari (a) *	15,084
5,727	Turk Telekomunikasyon AS (a)	12,353
7,534	Turkiye Vakiflar Bankasi Tao, Class D (a)	10,724

		88,115

	Total Common Stocks (Cost $2,049,870)	1,896,597

EXCHANGE TRADED FUNDS – 4.51%

	United States – 4.51%
1,897	iShares MSCI Emerging Markets Index Fund	66,148
928	iShares MSCI India	26,429

		92,577

	Total Exchange Traded Funds (Cost $91,584)	92,577

INVESTMENT COMPANY – 3.94%

81,048	BlackRock Liquidity Funds TempFund Portfolio	81,048

	Total Investment Company (Cost $81,048)	81,048

Total Investments – 100.77% (Cost $2,222,502)**		2,070,222

Net Other Assets and Liabilities – (0.77)%		(15,828)

Net Assets – 100.00%		$2,054,394

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $2,226,163.

Gross unrealized appreciation	$108,938
Gross unrealized depreciation	(264,879)

Net unrealized depreciation	$(155,941)

(a)	Securities with a total aggregate market value of $1,425,828 or 69.40% of the net assets, were valued under the fair value procedures established by the Funds’ Board of Trustees.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
SP ADR	Sponsored American Depositary Receipt

See accompanying Notes to Financial Statements.

77

Aston Funds

ASTON/Pictet International Fund

Portfolio Manager Commentary (unaudited)	October 31, 2015
Fabio Paolini, CFA; Swee-Kheng Lee, PhD. & Benjamin Beneche, CFA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	For the year ended October 31, 2015, the Fund outperformed the benchmark, MSCI EAFE Index. Although international equities ultimately posted only a modest decline, both currencies and underlying markets were volatile over the period. Panic over declining energy prices and ebola gave way to steady recovery – underpinned by strengthening European fundamentals. Markets then fell again late in the period on concerns over growth in China and the potential for global contagion. Energy and Materials companies were the worst performers, while IT and Telecoms stocks were the main outperformers. Due to indirect exposure to Russia, Energy sector holdings, and holdings hurt by the ebola crisis, the portfolio performed poorly early in the period – particularly in Europe. Subsequently, strong relative performance was driven by recovery in a number of the stocks, successful stock selection within Industrial and Financial sectors (especially in Europe and Japan), and the decision to cut the portfolio’s exposure to commodity stocks early in 2015.

Q.	What were the best performing holdings for the Fund during the period?

A.	Swiss airline caterer Gategroup made the top positive contribution as it began to benefit from a major cost cutting effort, and new management regained investor confidence. UK satellite communications operator Inmarsat also rose strongly following a new satellite launch that will allow the group to offer high speed data services globally. Aena, the operator of Spain’s airports, was acquired for the portfolio and subsequently rose sharply. Japanese insurance holding Sompo Japan Nipponkoa also appreciated steadily as it began to return some of its cash flow to stockholders, and the Japanese insurance pricing cycle turned positive. Also in Japan, monitored alarm network operator Sohgo Security Services performed strongly as strong customer growth drove profit margin expansion.
Q.	What were the weakest performing holdings?

A.	The largest negative contribution was made by VW holding company Porsche Automobil on news of the VW emissions testing scandal. After careful consideration the stock was sold. Macau casino operator MGM China was a weak performer on concerns about the impact of China’s growth slowdown on revenues, and the Chinese government threatened to place greater restrictions on the flow of tourists into Macau. Spanish civil engineering group OHL also fell after it became embroiled in allegations of improper payments by its Mexican subsidiary to win toll road contracts. Japanese gas exploration and production (E&P) group Inpex declined in response to weaker energy prices, and delays to first production at its key gas project off the Australian coast.

Q.	How was the Fund positioned as of October 31, 2015?

A.	The Fund’s investment process focuses on bottom-up stock selection and seeks to hold companies that are both capable of sustaining profitable cash flow growth and trade at a discount to our assessment of their underlying (intrinsic) value. Region, sector and market capitalization positions are by-products of stock selection.

Globally, equities continue to price in an improvement in underlying economic fundamentals. Developments over the period suggest that Europe is the region currently in the most attractive phase of recovery, and this is where our process has been identifying a disproportionate number of investment opportunities. From a previously underweight position, the portfolio is neutral in Europe, underweight in Japan and overweight the Pacific ex Japan region. At a sector level it is biased in favor of Industrials and IT, and against Materials and Financials. It retains a tilt towards less efficiently priced smaller companies at the expense of their larger, better covered counterparts.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets.

Emerging market securities may be subject to additional risks such as price volatility, currency fluctuation, financial reporting requirements as well as political and economic instability.

RETURNS FOR PERIOD ENDED 10/31/15

Average Annual Total Returns - Class N

One Year	3.02%
Since Inception	-2.46%

Inception Date 04/14/14

Average Annual Total Returns - Class I

One Year	3.43%
Since Inception	-2.07%

Inception Date 04/14/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

78

Aston Funds

ASTON/Pictet International Fund	October 31, 2015

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 97.65%

	Australia – 5.04%
34,676	Ansell (a)	$493,439
100,155	Computershare (a)	767,632
91,823	Estia Health (a)	485,271
43,643	Link Administration Holdings (a) *	198,246
234,748	Primary Health Care (a)	616,743

		2,561,331

	Austria – 1.25%
21,590	Erste Bank Group (a) *	633,101

	Belgium – 2.02%
14,875	Ageas (a)	655,956
12,020	Ontex Group (a)	369,234

		1,025,190

	Bermuda – 1.22%
11,398	Jardine Matheson Holdings (a)	619,782

	Cayman Islands – 3.64%
60,748	Cheung Kong Property Holding (a)	425,062
70,748	CK Hutchison Holdings (a)	968,788
312,400	MGM China Holdings (a)	455,661

		1,849,511

	Denmark – 4.30%
8,192	Carlsberg, Class B (a)	671,164
31,632	H Lundbeck (a) *	929,247
32,439	Matas (a)	588,764

		2,189,175

	Finland – 3.32%
227,160	Nokia (a)	1,689,813

Shares		Market Value

	France – 8.59%
184,936	Bollore (a)	$914,216
34,551	Elis	585,488
13,812	Orpea (a)	1,108,042
9,129	Rubis (a)	731,682
15,321	Vinci (a)	1,031,506

		4,370,934

	Hong Kong – 1.47%
1,384,355	PCCW (a)	745,394

	Italy – 4.00%
24,017	Astaldi (a)	193,460
71,054	Cerved Information Solutions (a) *	538,295
48,507	Finmeccanica (a) *	634,118
277,184	UnipolSai (a)	668,273

		2,034,146

	Japan – 16.15%
22,200	Bandai Namco Holdings (a)	545,681
5,700	FANUC (a)	1,005,716
29,500	Fujitec (a)	318,321
76,000	Inpex (a)	724,432
25,600	Japan Tobacco (a)	886,062
39,900	LIXIL Group (a)	854,261
9,200	Miraca Holdings (a)	409,449
59,500	SKY Perfect JSAT Holdings (a)	313,181
29,600	SoftBank Group (a)	1,658,426
25,300	Sompo Japan Nipponkoa Holdings (a)	794,376
17,700	Sumitomo Mitsui Financial Group (a)	706,118

		8,216,023

	Luxembourg – 1.12%
10,213	Millicom International Cellular, SDR (a)	569,340

	Netherlands – 3.23%
10,537	ASML Holding (a)	977,426
12,517	Konnikluke DSM (a)	667,251

		1,644,677

	New Zealand – 1.00%
205,841	Trade Me Group (a)	510,326

	Papua New Guinea – 0.65%
59,040	Oil Search (a)	329,044

	Philippines – 0.74%
3,364,700	Metro Pacific Investments (a)	373,972

	Portugal – 0.88%
53,933	NOS SGPS (a)	447,566

	Russia – 1.77%
147,504	Sberbank, SP ADR	901,249

	South Korea – 3.02%
1,623	NAVER (a)	852,197
568	Samsung Electronics (a)	681,274

		1,533,471

See accompanying Notes to Financial Statements.

79

Aston Funds

ASTON/Pictet International Fund	October 31, 2015

Schedule of Investments – continued

Shares		Market Value

	Spain – 5.23%
926	Banco Bilbao Vizcaya Argentaria (a)	$7,967
85,271	Banco Bilbao Vizcaya Argentaria (a)	733,639
101,347	Distribuidora Internacional de Alimentacion (a) *	643,918
46,891	Merlin Properties Socimi, REIT (a) *	600,895
51,330	Obrascon Huarte Lain (a) *	410,547
33,128	Obrascon Huarte Lain (a)	264,964

		2,661,930

	Sweden – 2.36%
33,834	Alfa Laval (a)	593,578
71,097	Com Hem Holding (a)	607,347

		1,200,925

	Switzerland – 6.75%
7,334	Cie Financiere Richemont (a)	628,873
16,166	Gategroup Holding (a) *	606,130
17,051	Nestle (a)	1,302,253
44,955	UBS Group (a)	897,860

		3,435,116

	United Kingdom – 19.90%
10,737	AstraZeneca (a)	684,293
324,321	BBA Aviation (a)	952,758
75,452	BG Group (a)	1,192,025
370,567	Enterprise Inns (a) *	612,784
44,236	GlaxoSmithKline (a)	953,977
145,540	HSBC Holdings (a)	1,137,094
72,287	Inmarsat (a)	1,095,642
10,454	LivaNova *	685,260
68,784	Petrofac (a)	892,485
39,043	Prudential (a)	911,903
23,926	Standard Chartered (a)	265,593
37,918	Tate & Lyle (a)	348,051
79,801	William Hill (a)	389,369

		10,121,234

	Total Common Stocks (Cost $49,519,122)	49,663,250

INVESTMENT COMPANY – 2.05%

1,040,842	BlackRock Liquidity Funds TempFund Portfolio	1,040,842

	Total Investment Company (Cost $1,040,842)	1,040,842

Total Investments – 99.70% (Cost $50,559,964)**		50,704,092

Net Other Assets and Liabilities – 0.30%		154,999

Net Assets – 100.00%		$50,859,091

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $50,791,597.

Gross unrealized appreciation	$2,670,017
Gross unrealized depreciation	(2,757,522)

Net unrealized appreciation	$(87,505)

(a)	Securities with a total aggregate market value of $47,491,253 or 93.38% of the net assets, were valued under the fair value procedures established by the Funds’ Board of Trustees.

REIT	Real Estate Investment Trust
SDR	Special Drawing Rights
SP ADR	Sponsored American Depositary Receipt

See accompanying Notes to Financial Statements.

80

Aston Funds

ASTON/TAMRO International Small Cap Fund

Portfolio Manager Commentary (unaudited)	October 31, 2015

Waldemar A. Mozes

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 10 months?

A.	First, slowing gross domestic product (GDP) growth in China combined with expectations of rising U.S. interest rates depressed stock market returns of commodity-exporting countries. Our exposure to stocks in Latin America, Canada, and Australia generated the bulk of negative returns since the Fund’s inception. Although we maintained an overall underweight position in commodity businesses, the severity of the decline in affected markets overwhelmed companies in Financial Services, Consumer Discretionary, Consumer Staples, and Healthcare sectors. Second, the Fund benefitted from an overweight position in European and Japanese equities, the two regions with the greatest contribution to international small cap returns. European stocks continue to rally in response to accommodative monetary policy and modest earnings growth. Japanese small caps are benefitting from capital investments and a modest revival in consumer spending. Third, market volatility in response to confusing signals from the U.S. Federal Reserve pressured Financial Services companies that rely on debt financing, which negatively impacted many of the Financial Services stocks in the Fund.

Q.	What were the best performing holdings for the Fund during the period?

A.	Ubisoft Entertainment, a videogame developer and publisher generated the most significant performance since the Fund’s inception. Ubisoft is benefitting from strong next generation console sales that enable maximum enjoyment of Ubisoft’s rich gaming environments. In addition, an integrated media and content group has taken an equity stake in Ubisoft and may pursue a takeover. Park24, a company that operates parking lots and car sharing services throughout major metropolitan areas in Japan, also contributed significantly to Fund performance. The company is experiencing a rebound in utilization trends which are translating into sales and earnings growth.
Q.	What were the weakest performing holdings?

A.	Our holding in Cosan, a Brazilian conglomerate with assets in logistics infrastructure weighed on performance since the Fund’s inception. The Brazilian economy is stagnating as demand for its commodity exports has waned while a corruption scandal has paralyzed demand for Cosan’s services. Although Cosan’s holdings are diversified, asset utilization and improved pricing requires a higher level of economic activity. Similarly, our holding in Arcos Dorados, the largest McDonald’s franchisee in Latin America (and the world), has been negatively impacted by poor economic conditions in all of Latin America. Although the company generates positive sales momentum, the foreign exchange translation impact from the company’s U.S. listing has negatively impacted earnings.

Q.	How was the Fund positioned as of October 31, 2015?

A.	The Fund’s positioning is heavily weighted towards high-quality companies that can generate earnings growth from local economic conditions. We view Japanese small cap stocks favorably due to their combination of attractive local growth prospects and reasonable valuations relative to most other geographies. Recent concerns about GDP growth in China have lowered equity valuations in Japan. But, Japanese small caps are mainly domestic-facing businesses and our overweight positioning reflects our confidence in local growth. We are also maintaining an overweight position in Europe due to stock-specific factors rather than overall confidence in economic conditions.

At the sector level, Consumer Discretionary, Industrials, and Technology were the Fund’s most significant overweight positions. Despite tepid global GDP growth, online shopping continues to power consumer spending in many parts of the world. Our Consumer Discretionary and Technology holdings have benefitted from e-commerce growth and also generated high returns on invested capital and earnings growth. Similarly, our overweight position in Industrials also benefited from global e-commerce growth with holdings in logistics support, business services, or equipment for warehouse automation.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small Company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets.

Emerging market securities may be subject to additional risks such as price volatility, currency fluctuation, financial reporting requirements, as well as political and economic instability.

RETURNS FOR PERIOD ENDED 10/31/15

Total Return - Class N

Cumulative Since Inception	0.10%

Inception Date 12/23/14

Total Return - Class I

Cumulative Since Inception	0.30%

Inception Date 12/23/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

81

Aston Funds

ASTON/TAMRO International Small Cap Fund	October 31, 2015

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 97.00%

	Australia – 3.87%
4,300	Super Retail Group (a)	$29,367
7,500	Treasury Wine Estates (a)	37,538

		66,905

	Bermuda – 1.76%
1,050	Golar LNG	30,461

	Brazil – 1.82%
9,000	Cosan, Class A	31,500

	Canada – 2.74%
2,700	Descartes Systems Group *	47,244

	China – 5.54%
68,000	Baoxin Auto Group (a)	28,075
109,000	China Modern Dairy Holdings (a)	32,787
23,000	Phoenix Healthcare Group (a)	34,830

		95,692

	France – 14.49%
400	Criteo *	15,224
700	Gaztransport Et Technigaz (a)	35,021
300	ID Logistics Group *	38,895
2,000	Tarkett SA	59,711
3,380	UBISOFT Entertainment (a) *	101,269

		250,120

	Germany – 3.58%
600	Carl Zeiss Meditec (a)	17,575
280	KUKA (a)	23,662
400	Norma Group (a)	20,513

		61,750

Shares		Market Value

	Hong Kong – 4.20%
36,500	Hongkong & Shanghai Hotels	$41,536
20,000	Melco International Development (a)	30,959

		72,495

	Italy – 6.04%
1,150	Recordati (a)	28,584
270	Tod’s (a)	22,613
1,565	Yoox (a) *	53,062

		104,259

	Japan – 30.21%
3,000	Aiming (a) *	26,634
3,400	AP (a) *	42,923
1,000	Askul (a)	36,706
2,100	Azbil (a)	52,981
4,700	DCM Holdings (a)	31,136
55	GLP J-REIT (a)	54,728
2,000	Ito En (a)	41,777
1,600	Kanamoto (a)	32,331
3,300	MISUMI Group (a)	42,973
1,400	Park24 (a)	29,342
6,300	Shinko Plantech (a)	50,634
1,700	Sumitomo Real Estate Sales (a)	39,164
1,500	TechnoPro Holdings (a)	40,224

		521,553

	Mexico – 2.97%
37,000	Mexico Real Estate Management SA de CV, REIT	51,207

	Norway – 1.48%
1,625	Kongsberg Gruppen (a)	25,512

	Poland – 1.01%
400	CCC (a)	17,464

	Switzerland – 2.52%
55	dorma+kaba Holding, Class B (a)	34,295
80	Panalpina Welttransport Holding (a)	9,134

		43,429

	Thailand – 0.78%
100,000	Beauty Community	13,487

	United Kingdom – 12.42%
3,100	BrainJuicer Group	17,013
745	Dialog Semiconductor (a) *	27,561
4,457	Intermediate Capital Group (a)	38,791
7,340	SThree (a)	40,800
1,010	Ted Baker	47,131
1,520	Victrex (a)	43,191

		214,487

	Virgin Islands (British) – 1.57%
8,800	Arcos Dorados Holdings, Class A	27,103

	Total Common Stocks (Cost $1,696,266)	1,674,668

See accompanying Notes to Financial Statements.

82

Aston Funds

ASTON/TAMRO International Small Cap Fund	October 31, 2015

Schedule of Investments – continued

Shares		Market Value

PREFERRED STOCK – 1.28%

	Germany – 1.28%
300	Jungheinrich (a)	$22,163

	Total Preferred Stock (Cost $21,686)	22,163

RIGHTS – 0%

	Australia – 0.00%
1,000	Treasury Wine Estates, Expiring 02/29/2016 (a) *	—

	Total Rights (Cost $0)	—

INVESTMENT COMPANY – 4.11%

71,004	BlackRock Liquidity Funds TempFund Portfolio	71,004

	Total Investment Company (Cost $71,004)	71,004

Total Investments – 102.39% (Cost $1,788,956)**		1,767,835

Net Other Assets and Liabilities – (2.39)%		(41,325)

Net Assets – 100.00%		$1,726,510

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $1,789,375.

Gross unrealized appreciation	$146,247
Gross unrealized depreciation	(167,787)

Net unrealized depreciation	$(21,540)

(a)	Securities with a total aggregate market value of $1,276,319 or 73.92% of the net assets, were valued under the fair value procedures established by the Funds’ Board of Trustees.

REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

83

Aston Funds

ASTON/Harrison Street Real Estate Fund

Portfolio Manager Commentary (unaudited)	October 31, 2015

James H. Kammert, CFA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	Two macro forces impacted performance during the year: a) volatility surrounding anticipated changes in Federal Reserve monetary policy—namely impact of a ‘rate increase’—on capital laden Real Estate Investment Trusts (REITs); and b) the extended commercial real estate recovery cycle—wherein even the generally acknowledged lower quality REITs benefited from a ‘rising tide.’ These ‘top down’ forces, determined more by broader capital flows and less so by dedicated REIT investor actions are always difficult to anticipate or counter. The poor performing positions in the Fund during the year were typically not the outcome of poor fundamental earnings reports, but ‘sell the news’ phenomenon, after several years of rising valuations, and rotation into lower quality, but less expensive stocks. This happens each cycle and we remain convinced that much of the run in the lower quality spectrum will ebb, particularly in an environment of slow economic growth, flat to moderately rising interest rates and more restricted access to equity capital in particular.

Q.	What were the best performing holdings for the Fund during the period?

A.	Holdings in two Self-storage property owners aided performance notably. Extra Space Storage returned an impressive 41% total return while competitor Sovran Self Storage returned over 21% reflecting sound property level results bolstered by clear capitalization rate compression as well as price/cash flow multiples rose and net asset values increased. Apartment landlords also performed well supported by comparable trends—impressive property cash flow growth and rising net asset value estimates. Positions in sun-belt focused, ‘middle market’ Mid-America Apartments and national apartment portfolio owner UDR Inc. (ticker: UDR) performed well, as did the Apartment sector overall.
Q.	What were the weakest performing holdings?

A.	The sources of performance drag included a position in GEO Group a leading private operator of corrections facilities. Ironically, pre-opening costs of several new prisons to accommodate new contracts depressed current earnings unexpectedly and investors disregarded the long-term cash flow growth implications. Accelerated fears regarding any rise in interest rates and anticipated ensuing compression of the differential between the property investment yields and cost of capital impaired the performance of two ‘spread investment’ names—Stag Industrial an Industrial landlord and Healthcare property owner Ventas Inc. While, the actual cap rates have yet to compress, the market has pressured the share prices and effectively raised the equity cost of capital—a bit of a self-fulfilling, anticipatory effect.

Q.	How was the Fund positioned as of October 31, 2015?

A.	As always, the Fund remains well diversified by property sector and geography. However, after a six year run from the depths of the ‘08/’09 financial crisis, we are cognizant of the ‘rising tide’ effect. During the year, a handful of additional positions were added to broaden the portfolio across the value spectrum, take some money off the table from strong out performers and add more exposure among the larger capitalization stocks as, generally, the larger companies within each property sector have matured to stronger business models—higher proportions of retained capital, lower leverage, better access to and pricing of capital and comparable to superior dividend growth. REITs continue to mature as an industry and the ‘have’ vs ‘have not’ business models are becoming enduring and the portfolio will increasingly reflect that evolution barring compelling valuation barriers.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Real estate funds may be subject to a higher degree of market risk than diversified funds because of the concentration in a specific industry or geographical sector. Risks also include declines in the value of real estate, general and economic conditions, changes in the value of underlying properties and defaults by borrowers.

RETURNS FOR PERIOD ENDED 10/31/15

Average Annual Total Returns - Class N

One Year	2.38%
Five Year	10.76%
Ten Year	6.19%
Since Inception	8.57%

Inception Date 12/30/97

Average Annual Total Returns - Class I

One Year	2.65%
Five Year	11.01%
Ten Year	6.44%
Since Inception	6.10%

Inception Date 09/20/05

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

The total expense ratios for Class N and Class I shares are 2.16% and 1.91%, respectively, as disclosed in the prospectus dated February 28, 2015. Please refer to the Financial Highlights section in this report for more information.

84

Aston Funds

ASTON/Harrison Street Real Estate Fund	October 31, 2015

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 99.76%

	Diversified – 13.31%
5,809	American Tower	$593,854
13,374	Duke Realty	276,842
1,040	EQUINIX	308,547
26,823	Spirit Realty Capital	273,058

		1,452,301

	Healthcare – 11.27%
5,612	LTC Properties	240,474
12,192	Omega Healthcare Investors	420,868
8,764	Welltower	568,521

		1,229,863

	Hotels – 6.88%
5,720	Chesapeake Lodging Trust	157,529
1,700	Las Vegas Sands	84,167
4,227	Pebblebrook Hotel Trust, REIT	144,479
2,571	Starwood Hotels & Resorts Worldwide	205,346
11,324	Strategic Hotels & Resorts *	159,668

		751,189

	Industrial – 5.82%
3,294	EastGroup Properties, REIT	184,991
10,530	Prologis	449,947

		634,938

	Office Properties – 15.38%
4,027	Boston Properties	506,798
7,802	CyrusOne, REIT	275,255
3,253	Digital Realty Trust	240,592
7,536	Hudson Pacific Properties	215,303
3,721	SL Green Realty	441,385

		1,679,333

Shares		Market Value

	Residential – 15.56%
2,546	AvalonBay Communities	$445,117
3,422	Camden Property Trust, REIT	252,509
2,018	Essex Property Trust	444,848
3,199	Mid-America Apartment Communities	272,523
8,212	UDR	282,986

		1,697,983

	Retail – 24.26%
7,941	Acadia Realty Trust	261,179
3,360	Agree Realty	108,797
12,422	Kimco Realty	332,537
4,504	Macerich	381,669
7,735	National Retail Properties	293,930
13,594	Retail Opportunity Investments	246,459
5,081	Simon Property Group	1,023,618

		2,648,189

	Storage – 6.51%
4,619	Extra Space Storage	366,010
3,452	Sovran Self Storage	344,751

		710,761

	Telecommunications Equipment – 0.77%
707	SBA Communications *	84,147

	Total Common Stocks (Cost $10,570,326)	10,888,704

INVESTMENT COMPANY – 0.38%

41,330	BlackRock Liquidity Funds TempFund Portfolio	41,330

	Total Investment Company (Cost $41,330)	41,330

Total Investments – 100.14% (Cost $10,611,656)**		10,930,034

Net Other Assets and Liabilities – (0.14)%		(15,380)

Net Assets – 100.00%		$10,914,654

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $10,691,715.

Gross unrealized appreciation	$564,605
Gross unrealized depreciation	(326,286)

Net unrealized appreciation	$238,319

REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

85

Aston Funds

ASTON/Montag & Caldwell Balanced Fund

Portfolio Manager Commentary (unaudited)	October 31, 2015

Ronald E. Canakaris, CFA, CIC & Helen M. Donahue, CFA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	The Fund outperformed the blended index for the period. Equity performance benefited from an overweight allocation to Consumer Staples and underweight positions in Technology and Energy. We believe that the ending of Quantitative Easing (QE) in late 2014 allowed for normal market forces and company specific fundamentals to have a greater impact on share prices than was the case during the previous periods of significant liquidity being provided by the U.S. Federal Reserve (Fed). Against this backdrop we think active managers with strong, fundamentally-driven investment processes, such as Montag & Caldwell’s, should benefit. The fixed income portion rose more than the Barclays Government/Credit Index as the Fund’s higher quality holdings performed better during the period.

Q.	What were the best performing holdings for the Fund during the period?

A.	Our best performing stock was Starbucks (+67.9%) which benefited from strong same store sales and earnings growth as well as new initiatives such as mobile ordering which is anticipated to drive further sales/earnings strength. Nike rose 42.5%, benefiting from sustained rapid growth across all key geographies during the period. Facebook rose 36% as the company demonstrated success monetizing its customers’ transition to mobile usage. IT consulting firm Accenture’s shares rose 35%. Fundamentals remained strong as they assist their clients’ transition to mobile and digital applications. Walgreens Boots Alliance shares rose 34%. New management, resulting from the closing of the merger between Walgreens and European-based Alliance Boots, moved quickly to improve performance in US-based Walgreens stores and realize merger-related synergies.
Q.	What were the weakest performing holdings?

A.	Chipmaker Qualcomm shares fell 22% following losses to competitors and a patent dispute in China. The small position size during the period limited its impact on relative performance. Following strong gains in the prior year, Union Pacific fell 22% as the slowdown in energy and industrial end markets resulted in slowing rail cargo volumes. Biogen shares fell 20% as sales for its key multiple sclerosis drug, Tecfidera, failed to meet expectations. Ralph Lauren lost 18% as ongoing heavy investments in stores and technology depressed earnings growth. Shares of online travel company Priceline fell 17%, as results suffered from the negative influence of dollar strength versus key currencies like the Euro.

Q.	How was the Fund positioned as of October 31, 2015?

A.	After several years of a zero interest rate policy and multiple rounds of QE, it appears that the Fed would like to begin raising interest rates off the zero-bound. Because economic growth is still very moderate, inflation is low and earnings growth continues to slow, the market is likely to be choppy as investors evaluate the Fed’s likely course of action. After the recent stock market correction in August, the market has recouped all of its losses even as the outlook for economic and earnings growth remains muted. With QE3 having ended a year ago, we expect stock market volatility to persist. We believe the high quality growth stocks in our Fund’s portfolio are well positioned for what could be a continuing choppy and more volatile market environment. The bond portion of the Fund is shorter in duration than the Barclays Government Credit Bond Index and is overweight high quality intermediate corporate bonds.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The Fund is subject to interest rate risk associated with the underlying bond holdings in the portfolio. The value of the Fund can decline as interest rates rise and an investor can lose principal.

RETURNS FOR PERIOD ENDED 10/31/15

Average Annual Total Returns - Class N

One Year	6.01%
Five Year	8.07%
Ten Year	6.33%
Since Inception	7.63%

Inception Date 11/02/94

Average Annual Total Returns - Class I

One Year	6.13%
Five Year	8.22%
Ten Year	6.49%
Since Inception	4.41%

Inception Date 12/31/98

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

The total expense ratios for Class N shares and Class I shares are 1.59% and 1.34%, respectively, as disclosed in the prospectus dated February 28, 2015. Please refer to the Financial Highlights section in this report for more information.

86

Aston Funds

ASTON/Montag & Caldwell Balanced Fund	October 31, 2015

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 56.14%

	Consumer Discretionary – 8.90%
9,300	Carnival	$502,944
5,200	Dollar General	352,404
8,100	Dollar Tree *	530,469
2,100	NIKE, Class B	275,163
7,600	Starbucks	475,532
7,450	TJX	545,266

		2,681,778

	Consumer Staples – 13.16%
7,000	Colgate-Palmolive	464,450
1,800	Costco Wholesale	284,616
5,400	CVS Health	533,412
5,950	Estee Lauder, Class A	478,737
16,550	Mondelez International, Class A	763,948
7,620	PepsiCo	778,688
7,800	Walgreens Boots Alliance	660,504

		3,964,355

	Energy – 0.67%
2,700	Occidental Petroleum	201,258

	Financials – 1.01%
5,600	Wells Fargo	303,184

	Healthcare – 15.43%
12,350	Abbott Laboratories	553,280
2,019	Allergan PLC (Ireland) *	622,801
3,050	AmerisourceBergen	294,356
3,282	Amgen	519,147
5,800	Celgene *	711,718
7,600	Cerner *	503,804
4,400	Gilead Sciences	475,772
2,049	McKesson	366,361
4,600	Thermo Fisher Scientific	601,588

		4,648,827

Shares		Market Value

	Industrials – 4.56%
5,700	Honeywell International	$588,696
1,996	Union Pacific	178,343
5,900	United Parcel Service, Class B	607,818

		1,374,857

	Information Technology – 12.41%
4,950	Accenture, Class A (Ireland)	530,640
1,011	Alphabet, Class A *	745,500
7,000	Cognizant Technology Solutions, Class A *	476,770
4,900	Facebook, Class A *	499,653
4,100	MasterCard, Class A	405,859
3,900	PayPal Holdings *	140,439
1,500	QUALCOMM	89,130
10,968	Visa, Class A	850,897

		3,738,888

	Total Common Stocks (Cost $14,187,231)	16,913,147

Par Value

CORPORATE NOTES AND BONDS – 21.34%

	Consumer Staples – 2.41%
$325,000	PepsiCo Senior Unsecured Notes 5.000%, 06/01/18	354,867
350,000	Wal-Mart Stores Senior Unsecured Notes 3.250%, 10/25/20	370,891

		725,758

	Energy – 1.34%
400,000	Chevron Senior Unsecured Notes 1.718%, 06/24/18	404,408

	Financials – 6.00%
300,000	General Electric Capital Senior Unsecured Notes, MTN 4.375%, 09/16/20	329,452
350,000	Goldman Sachs Group Senior Unsecured Notes 3.625%, 02/07/16	352,725
350,000	JPMorgan Chase Senior Unsecured Notes 4.350%, 08/15/21	375,212
350,000	U.S. Bancorp Subordinated Notes, MTN 2.950%, 07/15/22	350,164
400,000	Wells Fargo & Co Senior Unsecured Notes, MTN 2.150%, 01/30/20	399,286

		1,806,839

See accompanying Notes to Financial Statements.

87

Aston Funds

ASTON/Montag & Caldwell Balanced Fund	October 31, 2015

Schedule of Investments – continued

Par Value		Market Value

	Healthcare – 3.73%
$ 250,000	Johnson & Johnson Senior Unsecured Notes 5.950%, 08/15/37	$324,056
400,000	Merck & Co., Inc. Senior Unsecured Notes 2.350%, 02/10/22	398,238
400,000	Pfizer Senior Unsecured Notes 1.100%, 05/15/17	401,360

		1,123,654

	Industrials – 1.39%
400,000	United Parcel Service Senior Unsecured Notes 3.125%, 01/15/21	419,381

	Information Technology – 6.47%
400,000	Apple Senior Unsecured Notes 1.000%, 05/03/18	399,014
375,000	EMC Senior Unsecured Notes 1.875%, 06/01/18	358,631
350,000	Google Senior Unsecured Notes 3.625%, 05/19/21	376,715
400,000	Oracle Senior Unsecured Notes 2.500%, 10/15/22	392,252
425,000	QUALCOMM Senior Unsecured Notes 2.250%, 05/20/20	422,328

		1,948,940

	Total Corporate Notes and Bonds (Cost $6,330,638)	6,428,980

U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 15.64%

	Fannie Mae – 0.09%
8,181	7.500%, 02/01/35 Pool # 787557	9,009
2,838	7.500%, 04/01/35 Pool # 819231	3,019
12,126	6.000%, 11/01/35 Pool # 844078	13,729

		25,757

	Freddie Mac – 1.27%
375,000	1.000%, 09/29/17	376,726
6,665	5.500%, 12/01/20 Gold Pool # G11820	7,189

		383,915

	Ginnie Mae – 0.02%
4,744	5.500%, 02/15/39 Pool # 698060	5,316

Par Value		Market Value

	U.S. Treasury Bonds – 3.86%
$ 325,000	5.375%, 02/15/31	$446,883
450,000	3.500%, 02/15/39	505,831
200,000	3.125%, 11/15/41	209,922

		1,162,636

	U.S. Treasury Notes – 10.40%
225,000	4.500%, 02/15/16	227,804
350,000	2.625%, 04/30/16	354,097
375,000	4.625%, 02/15/17	394,563
425,000	1.375%, 09/30/18	429,394
450,000	1.500%, 01/31/19	455,215
425,000	2.125%, 08/15/21	434,438
425,000	2.500%, 05/15/24	439,485
400,000	2.125%, 05/15/25	399,380

		3,134,376

	Total U.S. Government and Agency Obligations (Cost $4,613,404)	4,712,000

Shares

INVESTMENT COMPANY – 5.66%

1,703,074	BlackRock Liquidity Funds TempFund Portfolio	1,703,074

	Total Investment Company (Cost $1,703,074)	1,703,074

Total Investments – 98.78% (Cost $26,834,347)**		29,757,201

Net Other Assets and Liabilities – 1.22%		367,733

Net Assets – 100.00%		$30,124,934

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $27,164,079.

Gross unrealized appreciation	$3,130,162
Gross unrealized depreciation	(537,040)

Net unrealized appreciation	$2,593,122

MTN	Medium Term Note

See accompanying Notes to Financial Statements.

88

Aston Funds

ASTON/Montag & Caldwell Balanced Fund	October 31, 2015

Schedule of Investments – continued

Portfolio Composition
Common Stocks	56%
U.S. Government and Agency Obligations	16%
Investment Company	7%
Corporate Notes and Bonds
(Moody’s Ratings) (unaudited)
Aaa	1%
Aa	6%
A	14%

100%

For financial reporting purposes, credit quality ratings shown are assigned by Moody’s Investors Service. If a Moody’s credit quality rating is not available the credit quality ratings shown are assigned by Standard & Poor’s. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of Baa/ BBB or higher. Below investment grade ratings are credit ratings of Ba/BB or lower. Credit quality ratings are subject to change.

See accompanying Notes to Financial Statements.

89

Aston Funds

October 31, 2015

Statements of Assets and Liabilities

	Cornerstone Large Cap Value Fund	Fairpointe Focused Equity Fund

ASSETS:
Investments:
Investments at cost	$138,362,479	$6,800,089
Net unrealized appreciation (depreciation)	(9,243,192)	(320,441)

Total investments at value	129,119,287	6,479,648
Receivables:
Dividends and interest	83,182	3,700
Dividend reclaims	7,653	341
Fund shares sold	94,124	—
Investments sold	1,305,168	10,275
Due from Adviser, net (Note G)	—	—
Deferred offering cost (Note B-13)	—	6,131
Other assets	346	6

Total assets	130,609,760	6,500,101

LIABILITIES:
Payables:
Due to custodian	—	—
Dividend distribution	—	—
Investments purchased	—	22,311
Fund shares redeemed	422,962	—
Due to Adviser, net (Note G)	86,342	2,865
Administration fees (Note G)	6,481	1,652
Distribution fees (Note G)	2,416	94
Audit and tax fees	12,245	10,578
Custodian fees	5,508	652
Transfer agent fees	22,282	4,878
Accrued expenses and other payables	6,922	279

Total liabilities	565,158	43,309

NET ASSETS	$130,044,602	$6,456,792

NET ASSETS CONSIST OF:
Paid-in capital	$154,665,618	$6,860,832
Accumulated undistributed (distribution in excess of) net investment income (loss)	999,888	54,030
Accumulated net realized gain (loss) on investments	(16,377,712)	(137,629)
Net unrealized appreciation (depreciation) on investments	(9,243,192)	(320,441)

TOTAL NET ASSETS	$130,044,602	$6,456,792

Class N:
Net Assets	$58,598,137	$2,294,928
Shares of beneficial interest outstanding (unlimited authorization)	4,279,555	245,997
NET ASSET VALUE Offering and redemption price per share (Net Assets/Shares Outstanding)	$13.69	$9.33

Class I:
Net Assets	$71,446,465	$4,161,864
Shares of beneficial interest outstanding (unlimited authorization)	5,200,142	445,152
NET ASSET VALUE Offering and redemption price per share (Net Assets/Shares Outstanding)	$13.74	$9.35

Class R:
Net Assets	$—	$—
Shares of beneficial interest outstanding (unlimited authorization)	—	—
NET ASSET VALUE Offering and redemption price per share (Net Assets/Shares Outstanding)	$—	$—

See accompanying Notes to Financial Statements.

90

Aston Funds

Herndon Large Cap Value Fund	Montag & Caldwell Growth Fund	River Road Dividend All Cap Value Fund	River Road Dividend All Cap Value Fund II	Fairpointe Mid Cap Fund	Montag & Caldwell Mid Cap Growth Fund	LMCG Small Cap Growth Fund

$110,993,900	$1,876,990,754	$707,474,462	$114,818,113	$3,990,552,401	$9,468,452	$237,507,930
9,661,299	283,798,545	137,858,395	8,430,488	403,786,523	1,373,372	(6,169,163)

120,655,199	2,160,789,299	845,332,857	123,248,601	4,394,338,924	10,841,824	231,338,767

173,197	1,740,534	1,186,229	169,598	1,215,409	3,159	11,127
—	—	9,544	—	—	—	—
41,020	1,595,395	745,360	398,060	5,024,398	—	449,057
—	28,234,734	8,687,263	1,115,490	341,868,776	227,068	4,537,647
—	—	—	—	—	643	—
—	—	—	—	—	—	—
302	8,347	2,285	279	12,176	22	131

120,869,718	2,192,368,309	855,963,538	124,932,028	4,742,459,683	11,072,716	236,336,729

—	—	—	—	—	—	742,275
—	—	137,294	7,683	—	—	—
—	—	2,839,005	447,693	26,326,436	—	3,029,944
185,104	4,592,034	2,197,543	15,499	11,275,920	—	956,115
96,298	1,234,792	498,836	72,292	2,802,068	—	129,806
6,318	88,058	35,374	6,522	189,127	2,055	11,054
348	35,064	8,845	120	76,517	204	6,366
10,878	17,148	13,295	13,295	17,123	10,578	10,578
2,890	16,845	8,486	2,079	37,232	604	3,814
22,438	425,928	212,671	17,559	1,068,189	5,776	48,345
5,389	125,827	34,610	5,349	271,129	499	15,828

329,663	6,535,696	5,985,959	588,091	42,063,741	19,716	4,954,125

$120,540,055	$2,185,832,613	$849,977,579	$124,343,937	$4,700,395,942	$11,053,000	$231,382,604

$110,296,503	$1,446,486,039	$641,467,396	$114,071,549	$4,050,702,747	$8,515,078	$239,276,454
963,616	5,987,336	(3,666,927)	(328,499)	12,066,800	(44,348)	(1,161,099)
(381,363)	449,560,693	74,318,715	2,170,399	233,839,872	1,208,898	(563,588)
9,661,299	283,798,545	137,858,395	8,430,488	403,786,523	1,373,372	(6,169,163)

$120,540,055	$2,185,832,613	$849,977,579	$124,343,937	$4,700,395,942	$11,053,000	$231,382,604

$8,499,910	$835,725,159	$214,788,925	$2,930,398	$1,861,753,472	$4,889,514	$154,393,781
640,639	31,340,595	16,947,860	225,518	49,573,088	422,533	10,666,344

$13.27	$26.67	$12.67	$12.99	$37.56	$11.57	$14.47

$112,040,145	$1,344,230,744	$635,188,654	$121,413,539	$2,838,642,470	$6,163,486	$76,988,823
8,454,689	50,115,325	50,156,815	9,338,738	73,839,198	530,869	5,259,906

$13.25	$26.82	$12.66	$13.00	$38.44	$11.61	$14.64

$—	$5,876,710	$—	$—	$—	$—	$—
—	224,127	—	—	—	—	—

$—	$26.22	$—	$—	$—	$—	$—

See accompanying Notes to Financial Statements.

91

Aston Funds

October 31, 2015

Statements of Assets and Liabilities – continued

	River Road Independent Value Fund	River Road Select Value Fund

ASSETS:
Investments:
Investments at cost	$367,546,768	$94,471,928
Affiliated Investment at cost (Note G)	—	—
Net unrealized appreciation (depreciation)	(8,726,185)	3,351,649

Total investments at value	358,820,583	97,823,577
Total affiliated investment at value (Note G)	—	—
Cash	—	—
Receivables:
Dividends and interest	27,452	33,443
Fund shares sold	425,784	50,338
Investments sold	645,804	712,850
Other assets	1,245	337

Total assets	359,920,868	98,620,545

LIABILITIES:
Payables:
Due to custodian	—	—
Dividend distribution	—	—
Investments purchased	—	1,369,654
Fund shares redeemed	3,497,664	10,397
Due to Adviser, net (Note G)	252,715	81,584
Administration fees (Note G)	15,876	5,643
Distribution fees (Note G)	9,950	206
Audit and tax fees	10,578	12,245
Custodian fees	3,786	2,969
Transfer agent fees	105,569	20,114
Accrued expenses and other payables	29,148	6,400
Call options written, at value (premiums received $4,263,438)	—	—

Total liabilities	3,925,286	1,509,212

NET ASSETS	$355,995,582	$97,111,333

NET ASSETS CONSIST OF:
Paid-in capital	$390,243,056	$86,563,624
Accumulated undistributed (distribution in excess of) net investment income (loss)	(3,636,008)	(404,126)
Accumulated net realized gain (loss) on investments, purchased and written options and capital gain distributions received	(21,885,281)	7,600,186
Net unrealized appreciation (depreciation) on investments and purchased and written options	(8,726,185)	3,351,649

TOTAL NET ASSETS	$355,995,582	$97,111,333

Class N:
Net Assets	$239,543,135	$5,038,187
Shares of beneficial interest outstanding (unlimited authorization)	24,203,325	660,015
NET ASSET VALUE Offering and redemption price per share (Net Assets/Shares Outstanding)	$9.90	$7.63

Class I:
Net Assets	$116,452,447	$92,073,146
Shares of beneficial interest outstanding (unlimited authorization)	11,628,366	11,865,491
NET ASSET VALUE Offering and redemption price per share (Net Assets/Shares Outstanding)	$10.01	$7.76

See accompanying Notes to Financial Statements.

92

Aston Funds

River Road Small Cap Value Fund	Silvercrest Small Cap Fund	TAMRO Small Cap Fund	DoubleLine Core Plus Fixed Income Fund	TCH Fixed Income Fund	Anchor Capital Enhanced Equity Fund	Lake Partners LASSO Alternatives Fund

$234,280,358	$160,100,365	$470,774,558	$491,024,348	$49,889,567	$168,900,367	$206,919,051
—	—	—	9,740,460	—	—	—
38,074,014	3,467,864	79,729,934	(6,729,687)	(13,953)	3,001,973	4,594,633

272,354,372	163,568,229	550,504,492	484,445,590	49,875,614	171,902,340	211,513,684
—	—	—	9,589,531	—	—	—
—	—	—	1,762,711	—	80,042	—

21,919	30,129	19,509	3,422,228	422,927	331,713	91,356
159,670	319,575	202,085	2,139,270	8,550	128,636	109,120
5,431,037	1,392,431	4,793,901	4,298,103	250,878	5,559,800	—
592	151	1,633	533	106	445	853

277,967,590	165,310,515	555,521,620	505,657,966	50,558,075	178,002,976	211,715,013

—	—	—	—	—	—	66,911
—	—	—	127,453	4,117	—	—
5,963,265	—	5,659,340	12,001,939	659,347	2,163,214	—
1,224,470	669,578	516,797	923,598	14,877	400,509	1,683,872
204,566	125,445	424,887	86,362	9,164	102,469	154,579
12,482	8,120	24,099	43,955	7,302	9,198	9,842
1,032	780	10,017	7,679	1,443	3,507	1,679
12,245	10,578	12,545	18,648	14,064	11,638	11,638
4,235	1,836	6,915	10,205	1,690	16,901	1,946
95,451	24,486	151,802	76,074	12,855	31,797	34,733
11,646	5,995	29,323	24,464	1,935	11,059	10,783
—	—	—	—	—	6,783,099	—

7,529,392	846,818	6,835,725	13,320,377	726,794	9,533,391	1,975,983

$270,438,198	$164,463,697	$548,685,895	$492,337,589	$49,831,281	$168,469,585	$209,739,030

$218,674,982	$154,848,988	$351,900,961	$503,890,295	$53,074,531	$167,431,844	$195,236,202
—	212,459	(2,699,597)	(599,281)	2,758	368,674	(1,030,882)
13,689,202	5,934,386	119,754,597	(4,223,738)	(3,232,055)	186,755	10,939,077
38,074,014	3,467,864	79,729,934	(6,729,687)	(13,953)	482,312	4,594,633

$270,438,198	$164,463,697	$548,685,895	$492,337,589	$49,831,281	$168,469,585	$209,739,030

$25,246,339	$19,061,274	$241,283,378	$188,286,450	$35,023,019	$84,994,419	$40,666,996
2,069,109	1,253,997	12,978,548	17,756,427	3,384,933	9,296,152	3,187,463
$12.20	$15.20	$18.59	$10.60	$10.35	$9.14	$12.76

$245,191,859	$145,402,423	$307,402,517	$304,051,139	$14,808,262	$83,475,166	$169,072,034
19,915,866	9,501,092	15,929,990	28,688,624	1,430,892	9,120,297	13,203,415
$12.31	$15.30	$19.30	$10.60	$10.35	$9.15	$12.81

See accompanying Notes to Financial Statements.

93

Aston Funds

October 31, 2015

Statements of Assets and Liabilities – continued

	River Road Long-Short Fund	Barings International Fund

ASSETS:
Investments:
Investments at cost	$95,520,398	$19,118,783
Net unrealized appreciation (depreciation)	1,095,609	1,355,752

Total investments at value	96,616,007	20,474,535
Foreign currency (Cost $988,830, $5,900, $2,207, $10,124, $79,818, $283, respectively)	986,859	5,765
Cash	2,251,838	—
Segregated Cash (Note B-5)	17,014,211	—
Receivables:
Dividends and interest	34,337	44,210
Dividend reclaims	22,514	127,739
Fund shares sold	39,963	—
Investments sold	7,432,772	134,242
Due from Adviser, net (Note G)	—	—
Deferred offering costs (Note B-13)	—	—
Other assets	425	44

Total assets	124,398,926	20,786,535

LIABILITIES:
Payables:
Interest and dividends on securities sold short	47,094	—
Investments purchased	7,392,443	—
Fund shares redeemed	507,349	—
Due to Adviser, net (Note G)	97,182	8,680
Administration fees (Note G)	5,112	11,260
Distribution fees (Note G)	1,168	16
Audit and tax fees	12,688	12,245
Custodian fees	4,435	8,945
Transfer agent fees	17,944	7,993
Accrued expenses and other payables	5,056	650
Securities sold short, at value (proceeds $37,546,143)	39,237,910	—

Total liabilities	47,328,381	49,789

NET ASSETS	$77,070,545	$20,736,746

NET ASSETS CONSIST OF:
Paid-in capital	$78,554,924	$19,002,448
Accumulated undistributed (distribution in excess of) net investment income (loss)	(23,229)	220,278
Accumulated net realized gain (loss) on investments and foreign currency transactions	(863,021)	176,318
Net unrealized appreciation (depreciation) on investments, securities sold short and translation of assets and liabilities in foreign currency	(598,129)	1,337,702

TOTAL NET ASSETS	$77,070,545	$20,736,746

Class N:
Net Assets	$27,982,788	$399,059
Shares of beneficial interest outstanding (unlimited authorization)	2,437,742	64,240
NET ASSET VALUE Offering and redemption price per share (Net Assets/Shares Outstanding)	$11.48	$6.21

Class I:
Net Assets	$49,087,757	$20,337,687
Shares of beneficial interest outstanding (unlimited authorization)	4,246,365	3,267,484
NET ASSET VALUE Offering and redemption price per share (Net Assets/Shares Outstanding)	$11.56	$6.22

See accompanying Notes to Financial Statements.

94

Aston Funds

Guardian Capital Global Dividend Fund	LMCG Emerging Markets Fund	Pictet International Fund	TAMRO International Small Cap Fund	Harrison Street Real Estate Fund	Montag & Caldwell Balanced Fund

$4,126,716	$2,222,502	$50,559,964	$1,788,956	$10,611,656	$26,834,347
215,488	(152,280)	144,128	(21,121)	318,378	2,922,854

4,342,204	2,070,222	50,704,092	1,767,835	10,930,034	29,757,201
2,236	10,058	79,081	283	—	—
—	—	—	—	—	—
—	—	—	—	—	—

8,290	333	74,229	3,327	26,160	97,007
5,471	22	39,436	901	1,916	—
175	—	297,195	—	690	324,975
9,312	—	184,687	23,247	522,600	139,364
2,329	14,357	—	8,932	—	—
—	—	—	6,143	—	—
8	7	46	2	28	47

4,370,025	2,094,999	51,378,766	1,810,670	11,481,428	30,318,594

—	—	—	—	—	—
—	—	398,472	8,959	413,797	103,776
—	—	52,812	49,504	127,196	46,191
—	—	10,018	—	2,934	14,103
6,827	13,067	13,476	7,742	1,813	3,706
44	25	43	45	432	433
12,245	12,545	12,245	12,245	11,628	14,064
857	10,703	12,005	1,425	1,237	1,441
4,088	4,145	19,243	4,122	6,843	8,788
181	120	1,361	118	894	1,158
—	—	—	—	—	—

24,242	40,605	519,675	84,160	566,774	193,660

$4,345,783	$2,054,394	$50,859,091	$1,726,510	$10,914,654	$30,124,934

$4,225,479	$2,660,248	$49,995,073	$1,751,831	$21,447,852	$26,195,849
25,313	16,180	364,479	27,483	122,213	(310,864)
(120,301)	(469,686)	356,019	(31,716)	(10,973,789)	1,317,095
215,292	(152,348)	143,520	(21,088)	318,378	2,922,854

$4,345,783	$2,054,394	$50,859,091	$1,726,510	$10,914,654	$30,124,934

$1,053,816	$605,369	$1,055,768	$1,059,261	$10,407,778	$26,606,861
102,324	76,863	110,384	105,852	814,102	1,116,601

$10.30	$7.88	$9.56	$10.01	$12.78	$23.83

$3,291,967	$1,449,025	$49,803,323	$667,249	$506,876	$3,518,073
320,195	183,161	5,188,613	66,528	39,838	148,142

$10.28	$7.91	$9.60	$10.03	$12.72	$23.75

See accompanying Notes to Financial Statements.

95

Aston Funds

For the Year Ended October 31, 2015

Statements of Operations

	Cornerstone Large Cap Value Fund	Fairpointe Focused Equity Fund(a)

INVESTMENT INCOME:
Dividends	$3,273,470	$91,215
Less: foreign taxes withheld	(34,264)	(679)

Total investment income	3,239,206	90,536

EXPENSES:
Investment advisory fees (Note G)	1,196,666	39,167
Distribution expenses (Note G)(b)	140,448	3,922
Transfer agent fees	141,443	25,637
Administration fees (Note G)	81,141	13,900
Custodian fees	24,587	5,473
Audit and tax fees	22,343	18,759
Legal fees	4,081	347
Registration expenses	37,873	23,314
Amortization of offering costs (Note B-13)	—	43,836
Reports to shareholder expense	14,852	259
Trustees fees and related expenses (Note G)	10,115	258
Other expenses	7,980	1,795

Total expenses before waivers/reimbursement/recoupment	1,681,529	176,667

Less: Investment advisory fees waived (Note G)	—	(39,167)
Less: Expenses reimbursed (Note G)	—	(89,516)
Plus: Net expenses recouped (Note G)	—	—

Net expenses	1,681,529	47,984

NET INVESTMENT INCOME (LOSS)	1,557,677	42,552

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	1,649,684	(137,629)
Net change in unrealized appreciation (depreciation) on investments	(18,638,883)	(320,441)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(16,989,199)	(458,070)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(15,431,522)	$(415,518)

(a)	The commencement of investment operations for the Fairpointe Focused Equity Fund is December 23, 2014.
(b)	Distribution expense is incurred at the Class N level for all funds except the Montag & Caldwell Growth Fund. The distribution expenses for Class N and Class R of the Montag the Montag & Caldwell Growth Fund are $2,440,877 and $33,661, respectively.

See accompanying Notes to Financial Statements.

96

Aston Funds

Herndon Large Cap Value Fund	Montag & Caldwell Growth Fund	River Road Dividend All Cap Value Fund	River Road Dividend All Cap Value Fund II	Fairpointe Mid Cap Fund	Montag & Caldwell Mid Cap Growth Fund	LMCG Small Cap Growth Fund

$2,668,614	$39,316,823	$26,762,949	$3,789,674	$75,932,502	$69,609	$468,299
—	—	(263,210)	(37,704)	(305,095)	(398)	—

2,668,614	39,316,823	26,499,739	3,751,970	75,627,407	69,211	468,299

1,089,260	19,333,611	6,826,423	945,208	38,541,887	91,112	1,336,681
26,521	2,474,538	630,530	13,914	5,659,357	13,509	222,743
122,327	2,221,399	682,797	101,963	4,393,673	30,331	152,944
75,682	1,338,790	452,825	75,628	2,468,683	19,815	75,908
8,942	86,247	33,140	6,660	157,989	3,597	12,848
19,058	32,862	23,393	23,393	32,877	18,758	18,758
3,639	80,821	25,966	3,635	147,739	287	3,576
34,390	95,506	44,954	39,343	110,712	29,080	69,213
—	—	—	—	—	—	—
8,448	233,916	43,693	8,484	547,059	2,208	29,631
9,199	216,669	66,598	8,910	368,643	702	6,711
7,658	143,553	44,319	7,331	168,958	2,496	6,820

1,405,124	26,257,912	8,874,638	1,234,469	52,597,577	211,895	1,935,833

—	—	—	—	—	(91,112)	(242,740)
—	—	—	—	—	(83)	—
42,793	—	—	—	—	—	—

1,447,917	26,257,912	8,874,638	1,234,469	52,597,577	120,700	1,693,093

1,220,697	13,058,911	17,625,101	2,517,501	23,029,830	(51,489)	(1,224,794)

(5,778)	646,002,403	78,461,890	1,871,086	314,132,084	1,246,022	605,946
(9,545,604)	(401,880,540)	(92,867,978)	(4,861,779)	(558,847,097)	(713,635)	(11,741,432)

(9,551,382)	244,121,863	(14,406,088)	(2,990,693)	(244,715,013)	532,387	(11,135,486)

$(8,330,685)	$257,180,774	$3,219,013	$(473,192)	$(221,685,183)	$480,898	$(12,360,280)

See accompanying Notes to Financial Statements.

97

Aston Funds

For the Year Ended October 31, 2015

Statements of Operations – continued

	River Road Independent Value Fund	River Road Select Value Fund

INVESTMENT INCOME:
Dividends	$1,780,704	$1,307,236
Dividends from affiliated security	—	—
Less: foreign taxes withheld	(113,470)	(1,220)
Interest	—	—

Total investment income	1,667,234	1,306,016

EXPENSES:
Investment advisory fees (Note G)	4,741,908	1,348,429
Distribution expenses (Note G)(a)	644,986	17,710
Transfer agent fees	452,818	145,491
Administration fees (Note G)	225,954	76,062
Custodian fees	17,310	14,896
Audit and tax fees	18,758	22,343
Legal fees	12,817	3,607
Registration expenses	42,258	32,245
Reports to shareholder expense	59,183	11,688
Trustees fees and related expenses (Note G)	34,223	9,624
Other expenses	23,809	8,058

Total expenses before waivers/reimbursement	6,274,024	1,690,153

Less: Investment advisory fees waived (Note G)	(81,005)	—

Net expenses	6,193,019	1,690,153

NET INVESTMENT INCOME (LOSS)	(4,525,785)	(384,137)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(10,441,681)	9,998,759
Net realized loss on purchased options	—	—
Net realized loss on written options	—	—
Net realized gain on foreign currency transactions	—	—
Net realized gain on affiliated investments	—	—
Capital gain distributions received	—	—
Net change in unrealized appreciation (depreciation) on investments	2,361,945	(4,782,442)
Net change in unrealized appreciation on purchased options	—	—
Net change in unrealized appreciation on written options	—	—

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(8,079,736)	5,216,317

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(12,605,521)	$4,832,180

(a)	Distribution expense is incurred at the Class N level.

See accompanying Notes to Financial Statements.

98

Aston Funds

River Road Small Cap Value Fund	Silvercrest Small Cap Fund	TAMRO Small Cap Fund	DoubleLine Core Plus Fixed Income Fund	TCH Fixed Income Fund	Anchor Capital Enhanced Equity Fund	Lake Partners LASSO Alternatives Fund

$2,498,008	$1,537,300	$5,120,763	$21,194	$2,100	$6,045,912	$3,534,402
—	—	—	301,078	—	—	—
(23,950)	—	—	—	—	—	—
—	—	—	14,445,706	1,957,363	—	—

2,474,058	1,537,300	5,120,763	14,767,978	1,959,463	6,045,912	3,534,402

2,508,044	1,066,552	6,312,433	1,908,289	291,222	1,423,193	3,198,520
77,755	21,181	735,734	253,037	92,014	242,200	129,205
261,189	85,801	578,937	312,462	71,830	194,678	264,478
140,676	63,112	329,869	255,173	52,854	109,649	156,922
17,839	11,308	29,355	42,205	7,500	70,802	9,366
22,343	18,758	22,643	34,314	26,249	21,041	21,041
7,531	2,751	18,361	11,866	1,436	5,765	8,736
39,895	34,910	37,005	136,355	29,181	37,624	66,213
16,315	9,156	42,863	44,755	4,409	25,862	23,321
18,444	6,192	48,542	20,192	3,452	13,653	23,488
7,927	5,799	33,951	8,645	2,949	6,373	13,833

3,117,958	1,325,520	8,189,693	3,027,293	583,096	2,150,840	3,915,123

—	(77,805)	—	(380,220)	(125,730)	—	(68,670)

3,117,958	1,247,715	8,189,693	2,647,073	457,366	2,150,840	3,846,453

(643,900)	289,585	(3,068,930)	12,120,905	1,502,097	3,895,072	(312,051)

16,134,670	5,949,673	146,503,032	702,108	767,386	14,951,868	5,462,503
—	—	—	—	—	(9,048,106)	—
—	—	—	—	—	(4,175,940)	—
688	—	—	—	—	—	—
—	—	—	23,712	—	—	—
—	—	—	159	—	—	10,640,319
(468,319)	(3,498,719)	(162,319,947)	(9,455,664)	(3,098,937)	(11,142,124)	(22,840,249)
—	—	—	—	—	1,112,672	—
—	—	—	—	—	1,475,160	—

15,667,039	2,450,954	(15,816,915)	(8,729,685)	(2,331,551)	(6,826,470)	(6,737,427)

$15,023,139	$2,740,539	$(18,885,845)	$3,391,220	$(829,454)	$(2,931,398)	$(7,049,478)

See accompanying Notes to Financial Statements.

99

Aston Funds

For the Year Ended October 31, 2015

Statements of Operations – continued

	River Road Long-Short Fund	Barings International Fund

INVESTMENT INCOME:
Dividends	$2,738,331	$511,219
Less: foreign taxes withheld	(182,033)	(42,948)
Interest	4,723	—

Total investment income	2,561,021	468,271

EXPENSES:
Investment advisory fees (Note G)	1,802,939	210,414
Distribution expenses (Note G)(b)	179,493	912
Transfer agent fees	146,336	40,152
Administration fees (Note G)	83,523	46,269
Custodian fees	14,824	35,389
Audit and tax fees	22,091	22,343
Legal fees	4,146	560
Registration expenses	37,367	29,080
Interest and dividend expense on securities sold-short	1,788,936	—
Amortization of offering costs (Note B-13)	—	—
Reports to shareholder expense	12,130	2,232
Trustees fees and related expenses (Note G)	11,484	1,376
Other expenses	8,763	2,632

Total expenses before recoupment	4,112,032	391,359

Less: Investment advisory fees waived (Note G)	—	(148,471)
Less: Expenses reimbursed (Note G)	—	—
Plus: Net expenses recouped (Note G)	34,948	—

Net expenses	4,146,980	242,888

NET INVESTMENT INCOME (LOSS)	(1,585,959)	225,383

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	10,610,114	341,653
Net realized loss on securities sold short	(3,386,269)	—
Net realized gain (loss) on foreign currency transactions	(102,036)	(4,019)
Net change in unrealized appreciation (depreciation) on investments	(1,616,367)	441,306
Net change in unrealized appreciation on securities sold short	3,671,826	—
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currency	(1,205)	(9,465)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	9,176,063	769,475

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$7,590,104	$994,858

(a)	The commencement of investment operations for TAMRO International Small Cap Fund is December 22, 2014.
(b)	Distribution expense is incurred at the Class N level.

See accompanying Notes to Financial Statements.

100

Aston Funds

Guardian Capital Global Dividend Fund	LMCG Emerging Markets Fund	Pictet International Fund	TAMRO International Small Cap Fund(a)	Harrison Street Real Estate Fund	Montag & Caldwell Balanced Fund

$164,249	$90,606	$901,707	$46,462	$343,057	$194,400
(8,419)	(10,615)	(81,352)	(3,039)	—	—
—	—	—	—	—	199,732

155,830	79,991	820,355	43,423	343,057	394,132

34,871	33,899	300,511	14,113	126,748	181,384
2,650	1,703	2,528	2,163	29,923	21,634
24,312	24,570	69,450	22,573	40,447	46,309
27,476	41,021	50,132	23,138	19,694	29,290
2,341	35,419	47,369	7,366	4,954	3,439
22,344	25,645	22,343	22,341	19,808	26,249
398	87	900	253	344	656
27,619	29,643	27,618	23,584	27,916	28,331
—	—	—	—	—	—
24,002	—	33,422	44,377	—	—
1,899	1,695	2,831	76	3,836	3,261
284	227	1,778	75	863	1,495
2,387	2,158	2,709	1,733	2,405	2,671

170,583	196,067	561,591	161,792	276,938	344,719

(34,871)	(33,899)	(175,077)	(14,113)	(105,057)	(57,055)
(87,293)	(122,369)	—	(127,876)	—	—
—	—	—	—	—	—

48,419	39,799	386,514	19,803	171,881	287,664

107,411	40,192	433,841	23,620	171,176	106,468

(82,685)	(200,041)	361,470	(31,716)	881,247	1,390,086
—	—	—	—	—	—
(268)	(13,849)	(62,053)	(774)	(75)	—
(18,774)	(289,329)	943,586	(21,121)	(835,595)	(109,152)
—	—	—	—	—	—
(80)	59	547	33	45	—

(101,807)	(503,160)	1,243,550	(53,578)	45,622	1,280,934

$5,604	$(462,968)	$1,677,391	$(29,958)	$216,798	$1,387,402

See accompanying Notes to Financial Statements.

101

Aston Funds

Statements of Changes in Net Assets

	Cornerstone Large Cap Value Fund		Fairpointe Focused Equity Fund
	Year Ended October 31,		Period Ended
	2015	2014	October 31, 2015(a)
NET ASSETS at Beginning of Period	$163,910,660	$62,648,378	$—

Increase (decrease) in net assets from operations:
Net investment income	1,557,677	1,017,771	42,552
Net realized gain (loss) on investments	1,649,684	6,701,835	(137,629)
Net change in unrealized appreciation (depreciation) on investments	(18,638,883)	2,552,837	(320,441)

Net increase (decrease) in net assets from operations	(15,431,522)	10,272,443	(415,518)

Distributions to shareholders from:
Net investment income:
Class N	(453,376)	(102,489)	—
Class I	(916,253)	(297,744)	—
Class R	—	—	—
Net realized gain on investments:
Class N	—	—	—
Class I	—	—	—
Class R	—	—	—

Total distributions	(1,369,629)	(400,233)	—

Capital share transactions:
Proceeds from sales of shares:
Class N	25,360,315	46,807,591	2,662,257 (b)
Class I	15,432,813	71,518,302	4,383,700 (b)
Class R	—	—	—
Proceeds from reinvestment of distributions:
Class N	443,961	97,214	—
Class I	892,106	290,077	—
Class R	—	—	—
Cost of shares redeemed:
Class N	(21,728,149)	(12,358,613)	(173,637)
Class I	(37,465,953)	(14,964,499)	(10)
Class R	—	—	—

Net increase (decrease) from capital share transactions	(17,064,907)	91,390,072	6,872,310

Total increase (decrease) in net assets	(33,866,058)	101,262,282	6,456,792

NET ASSETS at End of Period	$130,044,602	$163,910,660	$6,456,792

Undistributed (distributions in excess of) net investment income (loss)	$999,888	$811,840	$54,030

(a)	The commencement of investment operations for the Fairpointe Focused Equity Fund is December 23, 2014.
(b)	Fairpointe Focused Equity Fund had a subscription-in-kind in the amount of $2,333,718 on December 23, 2014. The subscription was composed of securities, cash, and dividends accrued in the amounts of $2,305,531, $26,148 and $2,039, respectively.

See accompanying Notes to Financial Statements.

102

Aston Funds

Herndon Large Cap Value Fund		Montag & Caldwell Growth Fund		River Road Dividend All Cap Value Fund
Year Ended October 31,		Year Ended October 31,		Year Ended October 31,
2015	2014	2015	2014	2015	2014
$153,445,046	$122,395,081	$4,136,667,896	$5,235,796,676	$1,138,258,945	$1,228,988,525

1,220,697	1,429,201	13,058,911	23,807,692	17,625,101	38,247,126
(5,778)	9,189,481	646,002,403	830,078,413	78,461,890	100,414,252
(9,545,604)	3,565,628	(401,880,540)	(344,295,024)	(92,867,978)	(21,456,186)

(8,330,685)	14,184,310	257,180,774	509,591,081	3,219,013	117,205,192

(45,033)	(300,533)	(2,061,261)	(12,394,334)	(4,291,181)	(13,621,324)
(1,262,041)	(733,243)	(15,765,431)	(24,280,948)	(14,028,198)	(26,859,558)
—	—	(2,777)	(34,093)	—	—

(823,682)	(829,848)	(212,615,826)	(147,918,291)	(24,073,946)	(26,590,807)
(7,930,253)	(1,561,843)	(439,875,741)	(202,241,647)	(65,111,598)	(45,069,967)
—	—	(1,298,521)	(700,844)	—	—

(10,061,009)	(3,425,467)	(671,619,557)	(387,570,157)	(107,504,923)	(112,141,656)

2,861,832	11,262,099	186,556,494	215,113,264	41,437,554	62,653,200
20,901,274	88,729,125	241,907,926	694,385,708	90,897,533	134,042,328
—	—	914,418	1,218,147	—	—

868,259	1,130,230	209,112,111	156,933,268	27,956,925	39,949,265
8,623,751	2,099,431	365,652,584	167,592,670	54,080,077	46,719,016
—	—	1,092,345	580,629	—	—

(7,618,749)	(44,133,670)	(769,717,997)	(1,264,451,943)	(177,421,338)	(202,510,406)
(40,149,664)	(38,796,093)	(1,768,877,865)	(1,188,092,282)	(220,946,207)	(176,646,519)
—	—	(3,036,516)	(4,429,165)	—	—

(14,513,297)	20,291,122	(1,536,396,500)	(1,221,149,704)	(183,995,456)	(95,793,116)

(32,904,991)	31,049,965	(1,950,835,283)	(1,099,128,780)	(288,281,366)	(90,729,580)

$120,540,055	$153,445,046	$2,185,832,613	$4,136,667,896	$849,977,579	$1,138,258,945

$963,616	$1,050,704	$5,987,336	$13,249,668	$(3,666,927)	$(883,544)

See accompanying Notes to Financial Statements.

103

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Statements of Changes in Net Assets – continued

	River Road Dividend All Cap Value Fund II		Fairpointe Mid Cap Fund
	Year Ended October 31,		Year Ended October 31,
	2015	2014	2015	2014
NET ASSETS at Beginning of Period	$132,696,953	$89,873,662	$5,963,929,210	$4,892,248,060

Increase (decrease) in net assets from operations:
Net investment income (loss)	2,517,501	3,295,012	23,029,830	890,017
Net realized gain (loss) on investments	1,871,086	4,129,826	314,132,084	1,049,016,350
Net change in unrealized appreciation (depreciation) on investments	(4,861,779)	4,067,038	(558,847,097)	(389,789,424)

Net increase (decrease) in net assets from operations	(473,192)	11,491,876	(221,685,183)	660,116,943

Distributions to shareholders from:
Net investment income:
Class N	(90,999)	(173,767)	(2,292,874)	—
Class I	(2,543,708)	(3,298,001)	(4,564,241)	(3,375,463)
Net realized gain on investments:
Class N	(214,191)	(43,196)	(388,644,763)	(223,568,950)
Class I	(3,926,742)	(981,977)	(533,671,049)	(234,479,219)

Total distributions	(6,775,640)	(4,496,941)	(929,172,927)	(461,423,632)

Capital share transactions:
Proceeds from sales of shares:
Class N	974,246	3,999,728	416,140,464	611,134,453
Class I	26,220,994	41,902,478	915,244,322	1,427,015,336
Proceeds from reinvestment of distributions:
Class N	304,395	215,899	374,916,825	215,069,467
Class I	6,012,510	3,879,481	421,110,375	170,521,263
Cost of shares redeemed:
Class N	(5,131,502)	(1,213,066)	(876,287,601)	(850,386,062)
Class I	(29,484,827)	(12,956,164)	(1,363,799,543)	(700,366,618)

Net increase (decrease) from capital share transactions	(1,104,184)	35,828,356	(112,675,158)	872,987,839

Total increase (decrease) in net assets	(8,353,016)	42,823,291	(1,263,533,268)	1,071,681,150

NET ASSETS at End of Period	$124,343,937	$132,696,953	$4,700,395,942	$5,963,929,210

Undistributed (distributions in excess of) net investment income (loss)	$(328,499)	$(73,053)	$12,066,800	$—

See accompanying Notes to Financial Statements.

104

Aston Funds

Montag & Caldwell Mid Cap Growth Fund		LMCG Small Cap Growth Fund		River Road Independent Value Fund
Year Ended October 31,		Year Ended October 31,		Year Ended October 31,
2015	2014	2015	2014	2015	2014
$11,500,265	$11,402,187	$52,181,137	$40,540,640	$667,238,002	$725,355,861

(51,489)	(63,632)	(1,224,794)	(350,017)	(4,525,785)	(6,388,141)
1,246,022	797,891	605,946	3,358,983	(10,441,681)	37,973,231

(713,635)	320,711	(11,741,432)	3,429,213	2,361,945	(38,109,822)

480,898	1,054,970	(12,360,280)	6,438,179	(12,605,521)	(6,524,732)

—	—	—	—	—	—
—	—	—	(14,282)	—	—
(403,184)	(1,708,527)	(1,601,490)	(4,374,487)	(16,133,453)	(13,027,499)

(315,621)	—	(873,314)	(1,139,027)	(18,654,429)	(15,234,387)

(718,805)	(1,708,527)	(2,474,804)	(5,527,796)	(34,787,882)	(28,261,886)

254,809	411,838	163,893,120	8,647,070	58,337,595	74,910,227
2,248,304	3,668,445	78,735,146	9,672,810	24,984,792	154,544,987

401,617	1,673,347	1,532,620	4,189,554	16,067,708	12,978,719
315,621	—	772,122	1,140,513	16,055,433	14,687,638

(3,272,973)	(5,001,822)	(38,253,671)	(8,150,286)	(96,524,628)	(125,071,162)
(156,736)	(173)	(12,642,786)	(4,769,547)	(282,769,917)	(155,381,650)

(209,358)	751,635	194,036,551	10,730,114	(263,849,017)	(23,331,241)

(447,265)	98,078	179,201,467	11,640,497	(311,242,420)	(58,117,859)

$11,053,000	$11,500,265	$231,382,604	$52,181,137	$355,995,582	$667,238,002

$(44,348)	$—	$(1,161,099)	$(4,379)	$(3,636,008)	$(36,937)

See accompanying Notes to Financial Statements.

105

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Statements of Changes in Net Assets – continued

	River Road Select Value Fund		River Road Small Cap Value Fund
	Year Ended October 31,		Year Ended October 31,
	2015	2014	2015	2014
NET ASSETS at Beginning of Period	$184,553,976	$217,318,502	$299,221,337	$309,597,171

Increase in net assets from operations:
Net investment income (loss)	(384,137)	(270,098)	(643,900)	(163,580)
Net realized gain (loss) on investments, affiliated investments and capital gain distributions	9,998,759	30,115,873	16,135,358	48,359,630
Net change in unrealized appreciation (depreciation) on investments and affiliated investments	(4,782,442)	(29,790,084)	(468,319)	(46,163,511)

Net increase (decrease) in net assets from operations	4,832,180	55,691	15,023,139	2,032,539

Distributions to shareholders from:
Net investment income:
Class N	—	(30,707)	—	(125,993)
Class I	—	(702,476)	—	(1,180,379)
Net realized gain on investments:
Class N	(1,302,384)	(2,748,770)	(6,051,268)	(12,061,338)
Class I	(23,636,785)	(28,381,897)	(35,176,931)	(54,042,337)

Total distributions	(24,939,169)	(31,863,850)	(41,228,199)	(67,410,047)

Capital share transactions:
Proceeds from sales of shares:
Class N	563,077	1,992,585	4,898,671	10,064,979
Class I	5,734,516	29,881,645	51,083,192	87,864,652
Proceeds from reinvestment of distributions:
Class N	1,186,303	2,654,598	6,025,655	12,142,608
Class I	23,099,814	28,799,580	34,115,956	55,057,909
Cost of shares redeemed:
Class N	(4,058,556)	(12,614,171)	(30,860,654)	(17,845,889)
Class I	(93,860,808)	(51,670,604)	(67,840,899)	(92,282,585)

Net increase (decrease) from capital share transactions	(67,335,654)	(956,367)	(2,578,079)	55,001,674

Total increase (decrease) in net assets	(87,442,643)	(32,764,526)	(28,783,139)	(10,375,834)

NET ASSETS at End of Period	$97,111,333	$184,553,976	$270,438,198	$299,221,337

Undistributed (distributions in excess of) net investment income (loss)	$(404,126)	$—	$—	$—

See accompanying Notes to Financial Statements.

106

Aston Funds

Silvercrest Small Cap Fund		TAMRO Small Cap Fund		DoubleLine Core Plus Fixed Income Fund
Year Ended October 31,		Year Ended October 31,		Year Ended October 31,
2015	2014	2015	2014	2015	2014
$68,888,134	$33,267,442	$835,868,756	$1,325,799,376	$207,345,624	$176,385,864

289,585	135,005	(3,068,930)	(4,876,541)	12,120,905	5,528,276
5,949,673	1,540,966	146,503,032	116,264,947	725,979	(860,472)
(3,498,719)	2,445,591	(162,319,947)	(117,572,672)	(9,455,664)	3,161,286

2,740,539	4,121,562	(18,885,845)	(6,184,266)	3,391,220	7,829,090

(10,817)	(229)	—	—	(3,720,662)	(1,658,186)
(144,060)	(56,178)	—	—	(9,249,014)	(4,001,526)

(132,428)	(146,801)	(42,602,557)	(47,504,176)	—	—
(1,405,279)	(1,082,382)	(51,414,056)	(68,914,775)	—	—

(1,692,584)	(1,285,590)	(94,016,613)	(116,418,951)	(12,969,676)	(5,659,712)

14,949,946	4,648,830	19,025,334	48,233,449	184,596,263	23,358,553
120,581,732	34,184,068	60,349,910	124,353,293	194,716,457	109,666,232

143,245	147,030	41,973,876	44,495,639	3,553,381	1,513,332
1,549,338	1,138,560	49,177,354	55,420,970	7,995,114	3,409,741

(2,969,906)	(2,442,586)	(133,982,290)	(211,736,661)	(45,659,902)	(42,728,442)
(39,726,747)	(4,891,182)	(210,824,587)	(428,094,093)	(50,630,892)	(66,429,034)

94,527,608	32,784,720	(174,280,403)	(367,327,403)	294,570,421	28,790,382

95,575,563	35,620,692	(287,182,861)	(489,930,620)	284,991,965	30,959,760

$164,463,697	$68,888,134	$548,685,895	$835,868,756	$492,337,589	$207,345,624

$212,459	$77,751	$(2,699,597)	$(4,567,670)	$(599,281)	$(376,971)

See accompanying Notes to Financial Statements.

107

Aston Funds

Statements of Changes in Net Assets – continued

	TCH Fixed Income Fund		Anchor Capital Enhanced Equity Fund
	Year Ended October 31,		Year Ended October 31,
	2015	2014	2015	2014
NET ASSETS at Beginning of Period	$52,148,980	$54,512,660	$210,964,549	$159,761,924

Increase (decrease) in net assets from operations:
Net investment income (loss)	1,502,097	1,750,503	3,895,072	3,494,860
Net realized gain (loss) on investments, purchased and written options, securities sold short, capital gain distributions and foreign currency transactions	767,386	937,543	1,727,822	(487,554)
Net change in unrealized appreciation (depreciation) on investments, purchased and written options, securities sold short, and translation of assets and liabilities denominated in foreign currency	(3,098,937)	153,019	(8,554,292)	2,733,967

Net increase (decrease) in net assets from operations	(829,454)	2,841,065	(2,931,398)	5,741,273

Distributions to shareholders from:
Net investment income:
Class N	(1,136,381)	(1,513,765)	(1,707,469)	(1,760,434)
Class I	(538,130)	(444,550)	(2,146,798)	(1,547,989)
Net realized gain on investments:
Class N	—	—	—	—
Class I	—	—	—	—

Total distributions	(1,674,511)	(1,958,315)	(3,854,267)	(3,308,423)

Capital share transactions:
Proceeds from sales of shares:
Class N	5,212,865	5,903,056	19,879,836	35,023,834
Class I	7,349,230	9,601,364	38,797,603	71,169,669
Proceeds from reinvestment of distributions:
Class N	1,082,315	1,435,599	1,660,101	1,731,451
Class I	528,388	433,047	1,570,561	1,151,589
Cost of shares redeemed:
Class N	(6,493,178)	(16,909,433)	(35,314,017)	(37,674,832)
Class I	(7,493,354)	(3,710,063)	(62,303,383)	(22,631,936)
Capital Contribution (Note G):
Class N	—	—	—	—
Class I	—	—	—	—

Net increase (decrease) from capital share transactions	186,266	(3,246,430)	(35,709,299)	48,769,775

Total increase (decrease) in net assets	(2,317,699)	(2,363,680)	(42,494,964)	51,202,625

NET ASSETS at End of Period	$49,831,281	$52,148,980	$168,469,585	$210,964,549

Undistributed (distributions in excess of) net investment income (loss)	$2,758	$101,428	$368,674	$327,869

See accompanying Notes to Financial Statements.

108

Aston Funds

Lake Partners LASSO Alternatives Fund		River Road Long-Short Fund		Barings International Fund
Year Ended October 31,		Year Ended October 31,		Year Ended October 31,
2015	2014	2015	2014	2015	2014
$521,542,660	$470,862,793	$219,410,621	$180,141,159	$21,590,303	$37,984,420

(312,051)	(1,496,938)	(1,585,959)	(3,311,713)	225,383	619,600

16,102,822	18,553,737	7,121,809	2,468,897	337,634	3,377,022

(22,840,249)	(448,365)	2,054,254	(8,658,331)	431,841	(4,350,016)

(7,049,478)	16,608,434	7,590,104	(9,501,147)	994,858	(353,394)

(15,074)	(378,809)	—	—	(6,430)	(10,891)
(1,016,136)	(3,788,207)	—	—	(466,160)	(988,215)

(1,747,938)	(186,666)	(2,666,296)	(2,911,026)	(41,149)	(28,909)
(13,332,770)	(1,404,331)	(2,591,487)	(2,032,930)	(2,620,405)	(2,374,296)

(16,111,918)	(5,758,013)	(5,257,783)	(4,943,956)	(3,134,144)	(3,402,311)

34,958,681	21,759,727	24,668,308	94,199,671	79,319	61,141
91,358,414	136,099,370	21,197,504	106,897,007	1,046,591	5,876,501

1,751,278	544,810	2,640,850	2,838,180	47,579	39,800
10,592,840	4,429,761	1,835,170	1,960,122	3,086,565	3,362,511

(36,889,708)	(33,487,553)	(109,558,808)	(89,100,715)	(22,075)	(202,001)
(390,414,611)	(89,517,183)	(85,455,421)	(63,079,700)	(2,952,250)	(21,776,364)

—	45	—	—	—	—
872	469	—	—	—	—

(288,642,234)	39,829,446	(144,672,397)	53,714,565	1,285,729	(12,638,412)

(311,803,630)	50,679,867	(142,340,076)	39,269,462	(853,557)	(16,394,117)

$209,739,030	$521,542,660	$77,070,545	$219,410,621	$20,736,746	$21,590,303

$(1,030,882)	$(1,997,170)	$(23,229)	$(25,371)	$220,278	$471,531

See accompanying Notes to Financial Statements.

109

Aston Funds

Statements of Changes in Net Assets – continued

	Guardian Capital Global Dividend Fund		LMCG Emerging Markets Fund
	Year Ended October 31, 2015	Period Ended October 31, 2014(a)	Year Ended October 31,
			2015	2014
NET ASSETS at Beginning of Period	$4,263,024	$—	$3,913,026	$3,981,658

Increase (decrease) in net assets from operations:
Net investment income	107,411	54,125	40,192	53,625
Net realized gain (loss) on investments and foreign currency transactions	(82,953)	(34,774)	(213,890)	(44,370)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currency	(18,854)	234,146	(289,270)	47,409

Net increase (decrease) in net assets from operations	5,604	253,497	(462,968)	56,664

Distributions to shareholders from:
Net investment income:
Class N	(22,159)	(10,791)	(3,910)	(9,940)
Class I	(80,811)	(35,829)	(24,689)	(54,634)
Net realized gain on investments:
Class N	—	—	—	—
Class I	—	—	—	—

Total distributions	(102,970)	(46,620)	(28,599)	(64,574)

Capital share transactions:
Proceeds from sales of shares:
Class N	35,451	1,001,103	18,704	58,981
Class I	106,476	3,029,962	—	225,396
Proceeds from reinvestment of distributions:
Class N	339	1	3,910	9,940
Class I	57,526	25,081	24,689	54,634
Cost of shares redeemed:
Class N	(12,441)	—	(14,368)	(12,775)
Class I	(7,667)	—	(1,400,000)	(396,898)
Capital Contribution (Note G):
Class N	107	—	—	—
Class I	334	—	—	—

Net increase (decrease) from capital share transactions	180,125	4,056,147	(1,367,065)	(60,722)

Total increase (decrease) in net assets	82,759	4,263,024	(1,858,632)	(68,632)

NET ASSETS at End of Period	$4,345,783	$4,263,024	$2,054,394	$3,913,026

Undistributed net investment income	$25,314	$16,335	$16,180	$18,436

(a)	The commencement of investment operations for the Guardian Capital Global Dividend Fund is April 11, 2014.
(b)	The commencement of investment operations for the Pictet International Fund is April 11, 2014.
(c)	The commencement of investment operations for the TAMRO International Small Cap Fund is December 22, 2014.

See accompanying Notes to Financial Statements.

110

Aston Funds

Pictet International Fund		TAMRO International Small Cap Fund	Harrison Street Real Estate Fund
Year Ended October 31, 2015	Period Ended October 31, 2014(b)	Period Ended October 31, 2015(c)	Year Ended October 31,
			2015	2014
$9,450,969	$—	$—	$13,583,237	$13,625,155

433,841	100,895	23,620	171,176	115,696
299,417	47,967	(32,490)	881,172	398,784
944,133	(800,613)	(21,088)	(835,550)	1,080,562

1,677,391	(651,751)	(29,958)	216,798	1,595,042

(3,516)	—	—	(153,737)	(140,263)
(122,686)	—	—	(10,621)	(7,304)

(2,589)	—	—	—	—
(59,646)	—	—	—	—

(188,437)	—	—	(164,358)	(147,567)

66,599	1,052,710	1,150,470	1,977,600	4,328,824
47,089,385	9,050,010	672,510	125,440	356,754

305	—	—	148,501	136,039
47,892	—	—	7,332	4,230

(17,102)	—	(66,502)	(4,621,226)	(6,092,762)
(7,291,209)	—	(10)	(358,670)	(222,478)

1,022	—	—	—	—
22,276	—	—	—	—

39,919,168	10,102,720	1,756,468	(2,721,023)	(1,489,393)

41,408,122	9,450,969	1,726,510	(2,668,583)	(41,918)

$50,859,091	$9,450,969	$1,726,510	$10,914,654	$13,583,237

$364,480	$102,611	$27,484	$122,214	$115,470

See accompanying Notes to Financial Statements.

111

Aston Funds

Statements of Changes in Net Assets – continued

	Montag & Caldwell Balanced Fund
	Year Ended October 31,
	2015	2014
NET ASSETS at Beginning of Period	$22,379,687	$24,264,373

Increase in net assets from operations:
Net investment income	106,468	118,156
Net realized gain on investments	1,390,086	1,933,249
Net change in unrealized depreciation on investments	(109,152)	(274,140)

Net increase in net assets from operations	1,387,402	1,777,265

Distributions to shareholders from:
Net investment income:
Class N	(156,641)	(189,116)
Class I	(20,244)	(19,216)
Net realized gain on investments:
Class N	(1,709,309)	(686,237)
Class I	(163,800)	(54,424)

Total distributions	(2,049,994)	(948,993)

Capital share transactions:
Proceeds from sales of shares:
Class N	8,907,085	1,181,819
Class I	2,184,522	356,063
Proceeds from reinvestment of distributions:
Class N	1,812,107	851,885
Class I	88,941	31,658
Cost of shares redeemed:
Class N	(3,919,684)	(4,776,971)
Class I	(665,132)	(357,412)

Net increase (decrease) from capital share transactions	8,407,839	(2,712,958)

Total increase (decrease) in net assets	7,745,247	(1,884,686)

NET ASSETS at End of Period	$30,124,934	$22,379,687

Distributions in excess of net investment income	$(310,864)	$(304,404)

See accompanying Notes to Financial Statements.

112

Aston Funds

ASTON/Cornerstone Large Cap Value Fund – Class N	October 31, 2015

Financial Highlights

	Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12		Year Ended 10/31/11
Net Asset Value, Beginning of Period	$15.35	$13.74	$11.04	$10.04		$9.20

Income from Investment Operations:
Net investment income	0.13 (a)	0.11 (a)	0.09 (a)	0.10	(a)	0.12	(a)
Net realized and unrealized gain (loss) on investments	(1.67)	1.56	2.72	0.94		0.83

Total from investment operations	(1.54)	1.67	2.81	1.04		0.95

Less Distributions:
Distributions from and in excess of net investment income	(0.12)	(0.06)	(0.11)	(0.04)		(0.11)

Total distributions	(0.12)	(0.06)	(0.11)	(0.04)		(0.11)

Net increase (decrease) in net asset value .	(1.66)	1.61	2.70	1.00		0.84

Net Asset Value, End of Period	$13.69	$15.35	$13.74	$11.04		$10.04

Total Return (b)	(10.17)%	12.17%	25.72%	10.43%		10.44%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$58,598	$60,683	$23,913	$21,105		$24,631
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.28%	1.30%	1.48%	1.58%		1.61%
After expense reimbursement and/or fee waiver by Adviser	1.28%	1.30%	1.30%	1.26	%(c)	1.14	%(c)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.89%	0.73%	0.53%	0.60%		0.80%
After expense reimbursement and/or fee waiver by Adviser	0.89%	0.73%	0.71%	0.92%		1.27%
Portfolio Turnover	57.64%	30.03%	58.24%	58.21%		59.07	%(d)

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Effective March 22, 2011, the Adviser changed the voluntary expense limitation from 1.07% to 1.19%. Subsequently, on February 29, 2012, the Adviser removed the voluntary expense limitation and replaced it with a contractual expense limitation of 1.30%.
(d)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

See accompanying Notes to Financial Statements.

113

Aston Funds

ASTON/Cornerstone Large Cap Value Fund – Class I	October 31, 2015

Financial Highlights

	Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12		Year Ended 10/31/11
Net Asset Value, Beginning of Period	$15.38	$13.78	$11.07	$10.05		$9.19

Income from Investment Operations:
Net investment income	0.17 (a)	0.15 (a)	0.12 (a)	0.11	(a)	0.16	(a)
Net realized and unrealized gain (loss) on investments	(1.67)	1.54	2.73	0.96		0.84

Total from investment operations	(1.50)	1.69	2.85	1.07		1.00

Less Distributions:
Distributions from and in excess of net investment income	(0.14)	(0.09)	(0.14)	(0.05)		(0.14)

Total distributions	(0.14)	(0.09)	(0.14)	(0.05)		(0.14)

Net increase (decrease) in net asset value .	(1.64)	1.60	2.71	1.02		0.86

Net Asset Value, End of Period	$13.74	$15.38	$13.78	$11.07		$10.05

Total Return (b)	(9.88)%	12.33%	26.08%	10.66%		10.95%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$71,446	$103,228	$38,735	$5,397		$126
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.03%	1.05%	1.23%	1.33%		1.36%
After expense reimbursement and/or fee waiver by Adviser	1.03%	1.05%	1.05%	1.01	%(c)	0.89	%(c)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.14%	0.98%	0.78%	0.85%		1.05%
After expense reimbursement and/or fee waiver by Adviser	1.14%	0.98%	0.96%	1.17%		1.52%
Portfolio Turnover	57.64%	30.03%	58.24%	58.21%		59.07	%(d)

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Effective March 22, 2011, the Adviser changed the voluntary expense limitation from 0.82% to 0.94%. Subsequently, on February 29, 2012, the Adviser removed the voluntary expense limitation and replaced it with a contractual expense limitation of 1.05%.
(d)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

See accompanying Notes to Financial Statements.

114

Aston Funds

ASTON/Fairpointe Focused Equity Fund – Class N	October 31, 2015

Financial Highlights

	Period Ended 10/31/15(a)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income	0.06	(b)
Net realized and unrealized loss on investments	(0.73)

Total from investment operations	(0.67)

Net decrease in net asset value	(0.67)

Net Asset Value, End of Period	$9.33

Total Return (c)	(6.70	)%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$2,295
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	3.78	%(e)
After expense reimbursement and/or fee waiver by Adviser	1.15	%(e)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(1.93	)%(e)
After expense reimbursement and/or fee waiver by Adviser	0.70	%(e)
Portfolio Turnover	0.91	%(d)(f)

(a)	The commencement of investment operations for Fairpointe Focused Equity Fund Class N shares is December 23, 2014.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate excludes securities received from processing a subscription-in-kind.

See accompanying Notes to Financial Statements.

115

Aston Funds

ASTON/Fairpointe Focused Equity Fund – Class I	October 31, 2015

Financial Highlights

	Period Ended 10/31/15(a)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income	0.08	(b)
Net realized and unrealized loss on investments	(0.73)

Total from investment operations	(0.65)

Net decrease in net asset value	(0.65)

Net Asset Value, End of Period	$9.35

Total Return (c)	(6.50	)%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$4,162
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	3.53	%(e)
After expense reimbursement and/or fee waiver by Adviser	0.90	%(e)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(1.68	)%(e)
After expense reimbursement and/or fee waiver by Adviser	0.95	%(e)
Portfolio Turnover	0.91	%(d)(f)

(a)	The commencement of investment operations for Fairpointe Focused Equity Fund Class I shares is December 23, 2014.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate excludes securities received from processing a subscription-in-kind.

See accompanying Notes to Financial Statements.

116

Aston Funds

ASTON/Herndon Large Cap Value Fund – Class N	October 31, 2015

Financial Highlights

	Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/11
Net Asset Value, Beginning of Period	$15.08	$13.84	$11.73	$11.31	$10.39

Income from Investment Operations:
Net investment income	0.09 (a)	0.11 (a)	0.15 (a)	0.18 (a)	0.12 (a)
Net realized and unrealized gain (loss) on investments	(0.97)	1.49	2.40	0.91	0.81

Total from investment operations	(0.88)	1.60	2.55	1.09	0.93

Less Distributions:
Distributions from and in excess of net investment income	(0.05)	(0.10)	(0.22)	(0.11)	(0.01)
Distributions from net realized gain on investments	(0.88)	(0.26)	(0.22)	(0.56)	—

Total distributions	(0.93)	(0.36)	(0.44)	(0.67)	(0.01)

Net increase (decrease) in net asset value	(1.81)	1.24	2.11	0.42	0.92

Net Asset Value, End of Period	$13.27	$15.08	$13.84	$11.73	$11.31

Total Return (b)	(6.10)%	11.67%	22.58%	10.39%	9.09%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$8,500	$13,997	$41,861	$20,832	$6,089
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	1.26%	1.23%	1.27%	1.41%	2.38%
After expense reimbursement and/or fee waiver, or recoupment by Adviser	1.29%	1.30%	1.30%	1.30%	1.30%
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	0.70%	0.84%	1.24%	1.44%	(0.05)%
After expense reimbursement and/or fee waiver, or recoupment by Adviser	0.67%	0.77%	1.21%	1.55%	1.03%
Portfolio Turnover	62.28%	75.46%	69.51%	80.56%	189.70%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.

See accompanying Notes to Financial Statements.

117

Aston Funds

ASTON/Herndon Large Cap Value Fund – Class I	October 31, 2015

Financial Highlights

	Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12	Period Ended 10/31/11(a)
Net Asset Value, Beginning of Period	$15.12	$13.87	$11.75	$11.33	$11.48

Income from Investment Operations:
Net investment income	0.13 (b)	0.15 (b)	0.19 (b)	0.21 (b)	0.10	(b)
Net realized and unrealized gain (loss) on investments	(0.98)	1.48	2.39	0.91	(0.25)

Total from investment operations	(0.85)	1.63	2.58	1.12	(0.15)

Less Distributions:
Distributions from and in excess of net investment income	(0.14)	(0.12)	(0.24)	(0.14)	—
Distributions from net realized gain on investments	(0.88)	(0.26)	(0.22)	(0.56)	—

Total distributions	(1.02)	(0.38)	(0.46)	(0.70)	—

Net increase (decrease) in net asset value	(1.87)	1.25	2.12	0.42	(0.15)

Net Asset Value, End of Period	$13.25	$15.12	$13.87	$11.75	$11.33

Total Return (c)	(5.88)%	11.94%	22.94%	10.69%	(1.31	)%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$112,040	$139,448	$80,534	$34,575	$11,881
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	1.01%	0.98%	1.02%	1.16%	2.13	%(e)
After expense reimbursement and/or fee waiver, or recoupment by Adviser	1.04%	1.05%	1.05%	1.05%	1.05	%(e)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	0.95%	1.09%	1.49%	1.69%	0.20	%(e)
After expense reimbursement and/or fee waiver, or recoupment by Adviser	0.92%	1.02%	1.46%	1.80%	1.28	%(e)
Portfolio Turnover	62.28%	75.46%	69.51%	80.56%	189.70	%(d)

(a)	The commencement of investment operations for Herndon Large Cap Value Fund Class I shares is March 1, 2011.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Annualized.

See accompanying Notes to Financial Statements.

118

Aston Funds

ASTON/Montag & Caldwell Growth Fund – Class N	October 31, 2015

Financial Highlights

	Year Ended 10/13/15	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/11
Net Asset Value, Beginning of Period	$29.59	$28.68	$25.31	$24.72	$22.92

Income from Investment Operations:
Net investment income	0.07 (a)	0.10 (a)	0.23 (a)	0.15 (a)	0.14 (a)
Net realized and unrealized gain on investments	2.06	2.93	5.07	2.45	1.83

Total from investment operations	2.13	3.03	5.30	2.60	1.97

Less Distributions:
Distributions from and in excess of net investment income	(0.05)	(0.16)	(0.22)	(0.13)	(0.13)
Distributions from net realized gain on investments	(5.00)	(1.96)	(1.71)	(1.88)	(0.04)

Total distributions	(5.05)	(2.12)	(1.93)	(2.01)	(0.17)

Net increase (decrease) in net asset value	(2.92)	0.91	3.37	0.59	1.80

Net Asset Value, End of Period	$26.67	$29.59	$28.68	$25.31	$24.72

Total Return (b)	7.93%	10.98%	22.61%	11.40%	8.56%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$835,725	$1,344,317	$2,190,074	$1,908,663	$1,683,183
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.05%	1.03%	1.04%	1.05%	1.06%
After expense reimbursement and/or fee waiver by Adviser	1.05%	1.03%	1.04%	1.05%	1.06%
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.28%	0.34%	0.88%	0.60%	0.59%
After expense reimbursement and/or fee waiver by Adviser	0.28%	0.34%	0.88%	0.60%	0.59%
Portfolio Turnover	12.11%	47.31%	50.57%	46.42%	63.48%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.

See accompanying Notes to Financial Statements.

119

Aston Funds

ASTON/Montag & Caldwell Growth Fund – Class I	October 31, 2015

Financial Highlights

	Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/11
Net Asset Value, Beginning of Period	$29.80	$28.87	$25.46	$24.85	$23.05

Income from Investment Operations:
Net investment income	0.14 (a)	0.17 (a)	0.30 (a)	0.21 (a)	0.21 (a)
Net realized and unrealized gain on investments	2.06	2.96	5.10	2.47	1.82

Total from investment operations	2.20	3.13	5.40	2.68	2.03

Less Distributions:
Distributions from and in excess of net investment income	(0.18)	(0.24)	(0.28)	(0.19)	(0.19)
Distributions from net realized gain on investments	(5.00)	(1.96)	(1.71)	(1.88)	(0.04)

Total distributions	(5.18)	(2.20)	(1.99)	(2.07)	(0.23)

Net increase (decrease) in net asset value	(2.98)	0.93	3.41	0.61	1.80

Net Asset Value, End of Period	$26.82	$29.80	$28.87	$25.46	$24.85

Total Return (b)	8.21%	11.26%	22.95%	11.67%	8.82%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$1,344,231	$2,784,650	$3,035,623	$2,406,145	$1,749,183
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.80%	0.78%	0.79%	0.80%	0.81%
After expense reimbursement and/or fee waiver by Adviser	0.80%	0.78%	0.79%	0.80%	0.81%
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.53%	0.59%	1.13%	0.85%	0.84%
After expense reimbursement and/or fee waiver by Adviser	0.53%	0.59%	1.13%	0.85%	0.84%
Portfolio Turnover	12.11%	47.31%	50.57%	46.42%	63.48%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.

See accompanying Notes to Financial Statements.

120

Aston Funds

ASTON/Montag & Caldwell Growth Fund – Class R	October 31, 2015

Financial Highlights

	Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/11
Net Asset Value, Beginning of Period	$29.21	$28.33	$25.02	$24.45	$22.70

Income from Investment Operations:
Net investment income	0.01 (a)	0.03 (a)	0.16 (a)	0.09 (a)	0.08 (a)
Net realized and unrealized gain on investments	2.01	2.91	5.01	2.43	1.80

Total from investment operations	2.02	2.94	5.17	2.52	1.88

Less Distributions:
Distributions from and in excess of net investment income	(0.01)	(0.10)	(0.15)	(0.07)	(0.09)
Distributions from net realized gain on investments	(5.00)	(1.96)	(1.71)	(1.88)	(0.04)

Total distributions	(5.01)	(2.06)	(1.86)	(1.95)	(0.13)

Net increase (decrease) in net asset value .	(2.99)	0.88	3.31	0.57	1.75

Net Asset Value, End of Period	$26.22	$29.21	$28.33	$25.02	$24.45

Total Return (b)	7.66%	10.74%	22.30%	11.10%	8.29%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$5,877	$7,701	$10,099	$8,771	$8,654
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.30%	1.28%	1.29%	1.30%	1.31%
After expense reimbursement and/or fee waiver by Adviser	1.30%	1.28%	1.29%	1.30%	1.31%
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.03%	0.09%	0.63%	0.35%	0.34%
After expense reimbursement and/or fee waiver by Adviser	0.03%	0.09%	0.63%	0.35%	0.34%
Portfolio Turnover	12.11%	47.31%	50.57%	46.42%	63.48%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.

See accompanying Notes to Financial Statements.

121

Aston Funds

ASTON/River Road Dividend All Cap Value Fund – Class N	October 31, 2015

Financial Highlights

	Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/11
Net Asset Value, Beginning of Period	$14.05	$13.99	$11.67	$10.68	$10.23

Income from Investment Operations:
Net investment income	0.21	0.42	0.30	0.31 (a)	0.29 (a)
Net realized and unrealized gain (loss) on investments	(0.20)	0.89	2.73	1.05	0.42

Total from investment operations	0.01	1.31	3.03	1.36	0.71

Less Distributions:
Distributions from and in excess of net investment income	(0.22)	(0.44)	(0.27)	(0.30)	(0.26)
Distributions from net realized gain on investments	(1.17)	(0.81)	(0.44)	(0.07)	—

Total distributions	(1.39)	(1.25)	(0.71)	(0.37)	(0.26)

Net increase (decrease) in net asset value	(1.38)	0.06	2.32	0.99	0.45

Net Asset Value, End of Period	$12.67	$14.05	$13.99	$11.67	$10.68

Total Return (b)	(0.23)%	9.89%	27.47%	12.96%	6.94%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$214,789	$349,937	$449,130	$338,166	$301,290
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.10%	1.09%	1.09%	1.12%	1.12%
After expense reimbursement and/or fee waiver by Adviser	1.10%	1.09%	1.09%	1.12%	1.12%
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.62%	2.96%	2.38%	2.74%	2.70%
After expense reimbursement and/or fee waiver by Adviser	1.62%	2.96%	2.38%	2.74%	2.70%
Portfolio Turnover	26.68%	31.78%	35.18%	28.17%	24.65%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.

See accompanying Notes to Financial Statements.

122

Aston Funds

ASTON/River Road Dividend All Cap Value Fund – Class I	October 31, 2015

Financial Highlights

	Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/11
Net Asset Value, Beginning of Period	$14.04	$13.98	$11.66	$10.67	$10.22

Income from Investment Operations:
Net investment income	0.25	0.44	0.34	0.34 (a)	0.32 (a)
Net realized and unrealized gain (loss) on investments	(0.20)	0.90	2.72	1.05	0.42

Total from investment operations	0.05	1.34	3.06	1.39	0.74

Less Distributions:
Distributions from and in excess of net investment income	(0.26)	(0.47)	(0.30)	(0.33)	(0.29)
Distributions from net realized gain on investments	(1.17)	(0.81)	(0.44)	(0.07)	—

Total distributions	(1.43)	(1.28)	(0.74)	(0.40)	(0.29)

Net increase (decrease) in net asset value .	(1.38)	0.06	2.32	0.99	0.45

Net Asset Value, End of Period	$12.66	$14.04	$13.98	$11.66	$10.67

Total Return (b)	0.02%	10.18%	27.81%	13.25%	7.21%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$635,189	$788,322	$779,859	$586,043	$318,863
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.85%	0.84%	0.84%	0.87%	0.87%
After expense reimbursement and/or fee waiver by Adviser	0.85%	0.84%	0.84%	0.87%	0.87%
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.87%	3.21%	2.63%	2.99%	2.95%
After expense reimbursement and/or fee waiver by Adviser	1.87%	3.21%	2.63%	2.99%	2.95%
Portfolio Turnover	26.68%	31.78%	35.18%	28.17%	24.65%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.

See accompanying Notes to Financial Statements.

123

Aston Funds

ASTON/River Road Dividend All Cap Value Fund II – Class N	October 31, 2015

Financial Highlights

	Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13	Period Ended 10/31/12(a)
Net Asset Value, Beginning of Period	$13.69	$12.89	$10.44	$10.00

Income from Investment Operations:
Net investment income	0.22 (b)	0.36	0.22	0.09	(b)
Net realized and unrealized gain (loss) on investments	(0.26)	0.96	2.46	0.41

Total from investment operations	(0.04)	1.32	2.68	0.50

Less Distributions:
Distributions from and in excess of net investment income	(0.23)	(0.38)	(0.23)	(0.06)
Distributions from net realized gain on investments	(0.43)	(0.14)	— (c)	—

Total distributions	(0.66)	(0.52)	(0.23)	(0.06)

Net increase (decrease) in net asset value	(0.70)	0.80	2.45	0.44

Net Asset Value, End of Period	$12.99	$13.69	$12.89	$10.44

Total Return (d)	(0.47)%	10.46%	25.99%	5.09	%(e)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$2,930	$7,037	$3,634	$1,049
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	1.15%	1.17%	1.37%	4.99	%(f)
After expense reimbursement and/or fee waiver, or recoupment by Adviser	1.15%	1.25%	1.30%	1.30	%(f)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	1.62%	2.81%	1.68%	(1.24	)%(f)
After expense reimbursement and/or fee waiver, or recoupment by Adviser	1.62%	2.72%	1.76%	2.45	%(f)
Portfolio Turnover	34.86%	29.42%	27.80%	5.58	%(e)(g)

(a)	The commencement of investment operations for River Road Dividend All Cap Value Fund II Class N shares is June 26, 2012.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	Represents less than $(0.005) per share.
(d)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover excludes securities received from processing a subscription-in-kind.

See accompanying Notes to Financial Statements.

124

Aston Funds

ASTON/River Road Dividend All Cap Value Fund II – Class I	October 31, 2015

Financial Highlights

	Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13	Period Ended 10/31/12(a)
Net Asset Value, Beginning of Period	$13.69	$12.89	$10.45	$10.00

Income from Investment Operations:
Net investment income	0.25 (b)	0.39	0.25	0.10	(b)
Net realized and unrealized gain (loss) on investments	(0.25)	0.96	2.45	0.42

Total from investment operations	—	1.35	2.70	0.52

Less Distributions:
Distributions from and in excess of net investment income	(0.26)	(0.41)	(0.26)	(0.07)
Distributions from net realized gain on investments	(0.43)	(0.14)	— (c)	—

Total distributions	(0.69)	(0.55)	(0.26)	(0.07)

Net increase (decrease) in net asset value	(0.69)	0.80	2.44	0.45

Net Asset Value, End of Period	$13.00	$13.69	$12.89	$10.45

Total Return (d)	(0.13)%	10.73%	26.30%	5.17	%(e)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$121,414	$125,660	$86,240	$9,370
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	0.90%	0.92%	1.12%	4.74	%(f)
After expense reimbursement and/or fee waiver, or recoupment by Adviser	0.90%	1.00%	1.05%	1.05	%(f)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	1.87%	3.06%	1.93%	(0.99	)%(f)
After expense reimbursement and/or fee waiver, or recoupment by Adviser	1.87%	2.97%	2.01%	2.70	%(f)
Portfolio Turnover	34.86%	29.42%	27.80%	5.58	%(e)(g)

(a)	The commencement of investment operations for River Road Dividend All Cap Value Fund II Class I shares is June 26, 2012.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	Represents less than $(0.005) per share.
(d)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover excludes securities received from processing a subscription-in-kind.

See accompanying Notes to Financial Statements.

125

Aston Funds

ASTON/Fairpointe Mid Cap Fund – Class N	October 31, 2015

Financial Highlights

	Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12		Year Ended 10/31/11
Net Asset Value, Beginning of Period	$46.89	$45.40	$32.79	$29.76		$29.04

Income from Investment Operations:
Net investment income (loss)	0.12	(0.06)	0.17	0.16		0.06	(a)
Net realized and unrealized gain (loss) on investments	(1.83)	5.82	13.48	3.13		0.82

Total from investment operations	(1.71)	5.76	13.65	3.29		0.88

Less Distributions:
Distributions from and in excess of net investment income	(0.04)	—	(0.30)	(0.05)		(0.08)
Distributions from net realized gain on investments	(7.58)	(4.27)	(0.74)	(0.21)		(0.08)

Total distributions	(7.62)	(4.27)	(1.04)	(0.26)		(0.16)

Net increase (decrease) in net asset value .	(9.33)	1.49	12.61	3.03		0.72

Net Asset Value, End of Period	$37.56	$46.89	$45.40	$32.79		$29.76

Total Return (b)	(5.02)%	13.32%	42.88%	11.15%		2.98%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$1,861,753	$2,432,815	$2,370,432	$1,561,510		$1,502,266
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.11%	1.10%	1.11%	1.11	%(c)	1.14	%(c)
After expense reimbursement and/or fee waiver by Adviser	1.11%	1.10%	1.11%	1.11	%(c)	1.14	%(c)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.27%	(0.12)%	0.42%	0.50%		0.21%
After expense reimbursement and/or fee waiver by Adviser	0.27%	(0.12)%	0.42%	0.50%		0.21%
Portfolio Turnover	31.75%	50.25%	36.98%	28.06	%(d)	11.20%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for each of the years ended October 31, 2012, and October 31, 2011, which are not included in the contractual expense limitation. The interest expense is from utilizing the line of credit, as discussed in Note H to the Financial Statements.
(d)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

See accompanying Notes to Financial Statements.

126

Aston Funds

ASTON/Fairpointe Mid Cap Fund – Class I	October 31, 2015

Financial Highlights

	Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12		Year Ended 10/31/11
Net Asset Value, Beginning of Period	$47.74	$46.10	$33.28	$30.20		$29.41

Income from Investment Operations:
Net investment income	0.23	0.05	0.28	0.24		0.14	(a)
Net realized and unrealized gain (loss) on investments	(1.89)	5.92	13.67	3.18		0.82

Total from investment operations	(1.66)	5.97	13.95	3.42		0.96

Less Distributions:
Distributions from and in excess of net investment income	(0.06)	(0.06)	(0.39)	(0.13)		(0.09)
Distributions from net realized gain on investment	(7.58)	(4.27)	(0.74)	(0.21)		(0.08)

Total distributions	(7.64)	(4.33)	(1.13)	(0.34)		(0.17)

Net increase (decrease) in net asset value	(9.30)	1.64	12.82	3.08		0.79

Net Asset Value, End of Period	$38.44	$47.74	$46.10	$33.28		$30.20

Total Return (b)	(4.78)%	13.61%	43.23%	11.46%		3.22%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$2,838,642	$3,531,114	$2,521,876	$1,464,222		$1,339,223
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.86%	0.85%	0.86%	0.86	%(c)	0.89	%(c)
After expense reimbursement and/or fee waiver by Adviser	0.86%	0.85%	0.86%	0.86	%(c)	0.89	%(c)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.52%	0.13%	0.67%	0.75%		0.46%
After expense reimbursement and/or fee waiver by Adviser	0.52%	0.13%	0.67%	0.75%		0.46%
Portfolio Turnover	31.75%	50.25%	36.98%	28.06	%(d)	11.20%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for each of the years ended October 31, 2012, and October 31, 2011, which are not included in the contractual expense limitation. The interest expense is from utilizing the line of credit, as discussed in Note H to the Financial Statements.
(d)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

See accompanying Notes to Financial Statements.

127

Aston Funds

ASTON/Montag & Caldwell Mid Cap Growth Fund – Class N	October 31, 2015

Financial Highlights

	Year Ended 10/31/15	Year Ended 10/31/14		Year Ended 10/31/13	Year Ended 10/31/12		Year Ended 10/31/11
Net Asset Value, Beginning of Period	$11.99	$12.77		$10.36	$9.71		$8.51

Income from Investment Operations:
Net investment loss	(0.08)	(0.06	)(a)	(0.07)	(0.07	)(a)	(0.07)
Net realized and unrealized gain on investments	0.65	1.20		2.58	0.72		1.27

Total from investment operations	0.57	1.14		2.51	0.65		1.20

Less Distributions:
Distributions from net realized gain on investments	(0.99)	(1.92)		(0.10)	—		—

Total distributions	(0.99)	(1.92)		(0.10)	—		—

Net increase (decrease) in net asset value	(0.42)	(0.78)		2.41	0.65		1.20

Net Asset Value, End of Period	$11.57	$11.99		$12.77	$10.36		$9.71

Total Return (b)	4.81%	9.75%		24.51%	6.70%		14.10%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$4,890	$7,633		$11,402	$7,369		$4,507
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	2.10%	2.16%		1.85%	2.50%		3.07%
After expense reimbursement and/or fee waiver by Adviser	1.25%	1.25%		1.25%	1.25	%(c)	1.39	%(c)
Ratios of net investment loss to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(1.46)%	(1.45)%		(1.18)%	(1.88)%		(2.39)%
After expense reimbursement and/or fee waiver by Adviser	(0.60)%	(0.55)%		(0.58)%	(0.63)%		(0.71)%
Portfolio Turnover	58.12%	32.96%		74.24%	36.60%		29.31%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	For the period November 1, 2010 through September 29, 2011 the Adviser contractually waived management fees and/or reimbursed expenses so that the net expense ratio did not exceed 1.40%, excluding interest, taxes, investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses. Effective September 30, 2011, the Adviser implemented a voluntary expense limitation of 1.25%. Subsequently, on February 29, 2012, the Adviser removed the voluntary expense limitation and replaced it with a contractual expense limitation of 1.25%.

See accompanying Notes to Financial Statements.

128

Aston Funds

ASTON/Montag & Caldwell Mid Cap Growth Fund – Class I	October 31, 2015

Financial Highlights

	Year Ended 10/31/15	Period Ended 10/31/14(a)

Net Asset Value, Beginning of Period	$12.00	$11.36

Income from Investment Operations:
Net investment loss	(0.04)	(0.04	)(b)
Net realized and unrealized gain on investments	0.64	0.68

Total from investment operations	0.60	0.64

Less Distributions:
Distributions from net realized gain on investments	(0.99)	—

Total Distributions	(0.99)	—

Net increase (decrease) in net asset value	(0.39)	0.64

Net Asset Value, End of Period	$11.61	$12.00

Total Return (c)	5.08%	5.63	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$6,163	$3,867
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.85%	2.27	%(e)
After expense reimbursement and/or fee waiver by Adviser	1.00%	1.00	%(e)
Ratios of net investment loss to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(1.21)%	(1.95	)%(e)
After expense reimbursement and/or fee waiver by Adviser	(0.35)%	(0.68	)%(e)
Portfolio Turnover	58.12%	32.96	%(d)

(a)	The commencement of investment operations for Montag & Caldwell Mid Cap Growth Fund Class I shares is May 13, 2014.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Annualized.

See accompanying Notes to Financial Statements.

129

Aston Funds

ASTON/LMCG Small Cap Growth Fund – Class N	October 31, 2015

Financial Highlights

	Year Ended 10/31/15		Year Ended 10/31/14		Year Ended 10/31/13		Year Ended 10/31/12		Period Ended 10/31/11(a)

Net Asset Value, Beginning of Period	$14.76		$14.71		$11.42		$9.95		$10.00

Income from Investment Operations:
Net investment income (loss)	(0.15	)(b)	(0.13	)(b)	—	(b)(c)	(0.12	)(b)	(0.04)
Net realized and unrealized gain (loss) on investments	0.40		2.21		4.18		1.59		(0.01)

Total from investment operations	0.25		2.08		4.18		1.47		(0.05)

Less Distributions:
Distributions from net realized gains on investments	(0.54)		(2.03)		(0.89)		—		—

Total distributions	(0.54)		(2.03)		(0.89)		—		—

Net increase (decrease) in net asset value	(0.29)		0.05		3.29		1.47		(0.05)

Net Asset Value, End of Period	$14.47		$14.76		$14.71		$11.42		$9.95

Total Return (d)	1.65%		15.18%		39.31%		14.77%		(0.50	)%(e)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$154,394		$37,099		$32,045		$5,659		$5,411
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.53%		1.67%		2.03%		2.86%		8.27	%(f)
After expense reimbursement and/or fee waiver by Adviser	1.35%		1.35%		1.35%		1.35%		1.35	%(f)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(1.18)%		(1.22)%		(0.66)%		(2.68)%		(8.14	)%(f)
After expense reimbursement and/or fee waiver by Adviser	(1.00)%		(0.90)%		0.02%		(1.17)%		(1.21	)%(f)
Portfolio Turnover	79.46%		143.99%		186.40	%(g)	168.05	%(h)	205.85	%(e)

(a)	The commencement of investment operations for LMCG Small Cap Growth Fund Class N shares is November 2, 2010.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	Represents less than $0.005 per share.
(d)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes securities received from the reorganization.
(h)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

See accompanying Notes to Financial Statements.

130

Aston Funds

ASTON/LMCG Small Cap Growth Fund – Class I	October 31, 2015

Financial Highlights

	Year Ended 10/31/15		Year Ended 10/31/14		Year Ended 10/31/13		Year Ended 10/31/12		Period Ended 10/31/11(a)

Net Asset Value, Beginning of Period	$14.89		$14.81		$11.46		$9.97		$12.40

Income from Investment Operations:
Net investment income (loss)	(0.12	)(b)	(0.09	)(b)	0.04	(b)	(0.10	)(b)	(0.04)
Net realized and unrealized gain (loss) on investments	0.41		2.23		4.20		1.59		(2.39)

Total from investment operations	0.29		2.14		4.24		1.49		(2.43)

Less Distributions:
Distributions from and in excess of net investment income	—		(0.03)		—		—		—
Distributions from net realized gains on investments	(0.54)		(2.03)		(0.89)		—		—

Total distributions	(0.54)		(2.06)		(0.89)		—		—

Net increase (decrease) in net asset value	(0.25)		0.08		3.35		1.49		(2.43)

Net Asset Value, End of Period	$14.64		$14.89		$14.81		$11.46		$9.97

Total Return (c)	1.91%		15.51%		39.72%		14.95%		(19.60	)%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$76,989		$15,083		$8,496		$755		$2,551
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.28%		1.42%		1.78%		2.61%		6.25	%(e)
After expense reimbursement and/or fee waiver by Adviser	1.10%		1.10%		1.10%		1.10%		1.10	%(e)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(0.93)%		(0.97)%		(0.41)%		(2.43)%		(6.11	)%(e)
After expense reimbursement and/or fee waiver by Adviser	(0.75)%		(0.65)%		0.27%		(0.92)%		(0.96	)%(e)
Portfolio Turnover	79.46%		143.99%		186.40	%(f)	168.05	%(g)	205.85	%(d)

(a)	The commencement of investment operations for LMCG Small Cap Growth Fund Class I shares is May 31, 2011.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate excludes securities received from the reorganization.
(g)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

See accompanying Notes to Financial Statements.

131

Aston Funds

ASTON/River Road Independent Value Fund – Class N	October 31, 2015

Financial Highlights

	Year Ended 10/31/15		Year Ended 10/31/14		Year Ended 10/31/13		Year Ended 10/31/12		Period Ended 10/31/11(a)
Net Asset Value, Beginning of Period	$10.89		$11.47		$11.42		$10.75		$10.00

Income from Investment Operations:
Net investment loss	(0.11	)(b)	(0.12	)(b)	(0.07)		(0.09	)(b)	(0.07	)(b)
Net realized and unrealized gain (loss) on investments	(0.23)		(0.01)		0.75		0.88		0.82

Total from investment operations	(0.34)		(0.13)		0.68		0.79		0.75

Less Distributions:
Distributions from net realized gain on investments	(0.65)		(0.45)		(0.63)		(0.12)		—

Total distributions	(0.65)		(0.45)		(0.63)		(0.12)		—

Net increase (decrease) in net asset value	(0.99)		(0.58)		0.05		0.67		0.75

Net Asset Value, End of Period	$9.90		$10.89		$11.47		$11.42		$10.75

Total Return (c)	(3.38)%		(1.24)%		6.37%		7.41%		7.50	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$239,543		$285,949		$339,088		$362,416		$306,223
Ratios of expenses to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, by the Adviser	1.44%		1.42	%(e)	1.43	%(e)	1.44	%(e)	1.59	%(f)
After earnings credit, expense reimbursement and/or fee waiver, by the Adviser	1.42%		1.42	%(e)	1.41	%(e)	1.42	%(e)	1.42	%(f)
Ratios of net investment loss to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, by the Adviser	(1.09)%		(1.04)%		(0.61)%		(0.81)%		(0.98	)%(f)
After earnings credit, expense reimbursement and/or fee waiver, by the Adviser	(1.07)%		(1.03)%		(0.59)%		(0.79)%		(0.80	)%(f)
Portfolio Turnover	59.40%		91.10%		82.24	%(g)	141.17%		105.69	%(d)

(a)	The commencement of investment operations for River Road Independent Value Fund Class N shares is December 30, 2010.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Ratios of expenses to average net assets include Earnings Credits of 0.01% for the year ended October 31, 2013 and less than 0.005% for the years ended October 31, 2014 and 2012, which are not included in the contractual expense limitation. See Note I to the Financial Statements.
(f)	Annualized.
(g)	Portfolio turnover rate excludes securities received from processing a subscription-in-kind.

See accompanying Notes to Financial Statements.

132

Aston Funds

ASTON/River Road Independent Value Fund – Class I	October 31, 2015

Financial Highlights

	Year Ended 10/31/15		Year Ended 10/31/14		Year Ended 10/31/13		Year Ended 10/31/12		Period Ended 10/31/11(a)
Net Asset Value, Beginning of Period	$10.98		$11.54		$11.46		$10.75		$10.92

Income from Investment Operations:
Net investment loss	(0.09	)(b)	(0.09	)(b)	(0.04)		(0.06	)(b)	(0.02	)(b)
Net realized and unrealized gain (loss) on investments	(0.23)		(0.02)		0.75		0.89		(0.15)

Total from investment operations	(0.32)		(0.11)		0.71		0.83		(0.17)

Less Distributions:
Distributions from net realized gain on investments	(0.65)		(0.45)		(0.63)		(0.12)		—

Total distributions	(0.65)		(0.45)		(0.63)		(0.12)		—

Net increase (decrease) in net asset value	(0.97)		(0.56)		0.08		0.71		(0.17)

Net Asset Value, End of Period	$10.01		$10.98		$11.54		$11.46		$10.75

Total Return (c)	(3.16)%		(1.05)%		6.62%		7.68%		(1.47	)%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$116,452		$381,289		$386,268		$338,234		$85,478
Ratios of expenses to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, by the Adviser	1.19%		1.17	%(e)	1.18	%(e)	1.19	%(e)	1.34	%(f)
After earnings credit, expense reimbursement and/or fee waiver, by the Adviser	1.17%		1.17	%(e)	1.16	%(e)	1.17	%(e)	1.17	%(f)
Ratios of net investment loss to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, by the Adviser	(0.84)%		(0.79)%		(0.36)%		(0.56)%		(0.73	)%(f)
After earnings credit, expense reimbursement and/or fee waiver, by the Adviser	(0.82)%		(0.78)%		(0.34)%		(0.54)%		(0.55	)%(f)
Portfolio Turnover	59.40%		91.10%		82.24	%(g)	141.17%		105.69	%(d)

(a)	The commencement of investment operations for River Road Independent Value Fund Class I shares is May 31, 2011.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Ratios of expenses to average net assets include Earnings Credits of 0.01% for the year ended October 31, 2013 and less than 0.005% for the years ended October 31, 2014 and 2012, which are not included in the contractual expense limitation. See Note I to the Financial Statements.
(f)	Annualized.
(g)	Portfolio turnover rate excludes securities received from processing a subscription-in-kind.

See accompanying Notes to Financial Statements.

133

Aston Funds

ASTON/River Road Select Value Fund – Class N	October 31, 2015

Financial Highlights

	Year Ended 10/31/15		Year Ended 10/31/14		Year Ended 10/31/13	Year Ended 10/31/12		Year Ended 10/31/11
Net Asset Value, Beginning of Period	$8.77		$10.28		$8.50	$9.54		$9.01

Income from Investment Operations:
Net investment income (loss)	(0.04	)(a)	(0.03	)(a)	0.07 (a)	0.01	(a)	(0.02	)(a)
Net realized and unrealized gain on investments	0.33		0.03		2.34	1.01		0.66

Total from investment operations	0.29		—		2.41	1.02		0.64

Less Distributions:
Distributions from net investment income	—		(0.02)		(0.12)	—		(0.03)
Distributions from net realized gains on investments	(1.43)		(1.49)		(0.51)	(2.06)		(0.08)

Total distributions	(1.43)		(1.51)		(0.63)	(2.06)		(0.11)

Net increase (decrease) in net asset value	(1.14)		(1.51)		1.78	(1.04)		0.53

Net Asset Value, End of Period	$7.63		$8.77		$10.28	$8.50		$9.54

Total Return (b)	3.26%		(0.23)%		30.44%	12.87%		7.12%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$5,038		$8,388		$19,099	$6,270		$13,160
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	1.49%		1.45%		1.46%	1.43	%(c)	1.42	%(c)
After expense reimbursement and/or fee waiver, or recoupment by Adviser	1.49%		1.45%		1.46%	1.43	%(c)	1.42	%(c)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	(0.52)%		(0.36)%		0.78%	0.07%		(0.18)%
After expense reimbursement and/or fee waiver, or recoupment by Adviser	(0.52)%		(0.36)%		0.78%	0.07%		(0.18)%
Portfolio Turnover	58.97%		64.44%		71.01%	38.84%		48.22%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for each of the years ended October 31, 2012 and October 31, 2011, which are not included in the contractual expense limitation. The interest expense is from utilizing the line of credit, as discussed in Note H to the Financial Statements.

See accompanying Notes to Financial Statements.

134

Aston Funds

ASTON/River Road Select Value Fund – Class I	October 31, 2015

Financial Highlights

	Year Ended 10/31/15		Year Ended 10/31/14		Year Ended 10/31/13	Year Ended 10/31/12		Year Ended 10/31/11
Net Asset Value, Beginning of Period	$8.88		$10.38		$8.58	$9.59		$9.04

Income from Investment Operations:
Net investment income (loss)	(0.02	)(a)	(0.01	)(a)	0.10 (a)	0.03	(a)	0.01	(a)
Net realized and unrealized gain on investments	0.33		0.04		2.36	1.02		0.67

Total from investment operations	0.31		0.03		2.46	1.05		0.68

Less Distributions:
Distributions from net investment income	—		(0.04)		(0.15)	—		(0.05)
Distributions from net realized gains on investments	(1.43)		(1.49)		(0.51)	(2.06)		(0.08)

Total distributions	(1.43)		(1.53)		(0.66)	(2.06)		(0.13)

Net increase (decrease) in net asset value	(1.12)		(1.50)		1.80	(1.01)		0.55

Net Asset Value, End of Period	$7.76		$8.88		$10.38	$8.58		$9.59

Total Return (b)	3.60%		0.00%		30.74%	13.18%		7.56%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$92,073		$176,166		$198,220	$156,510		$130,527
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	1.24%		1.20%		1.21%	1.18	%(c)	1.17	%(c)
After expense reimbursement and/or fee waiver, or recoupment by Adviser	1.24%		1.20%		1.21%	1.18	%(c)	1.17	%(c)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	(0.27)%		(0.11)%		1.03%	0.32%		0.07%
After expense reimbursement and/or fee waiver, or recoupment by Adviser	(0.27)%		(0.11)%		1.03%	0.32%		0.07%
Portfolio Turnover	58.97%		64.44%		71.01%	38.84%		48.22%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for each of the years ended October 31, 2012 and October 31, 2011, which are not included in the contractual expense limitation. The interest expense is from utilizing the line of credit, as discussed in Note H to the Financial Statements.

See accompanying Notes to Financial Statements.

135

Aston Funds

ASTON/River Road Small Cap Value Fund – Class N	October 31, 2015

Financial Highlights

	Year Ended 10/31/15		Year Ended 10/31/14		Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/11

Net Asset Value, Beginning of Period	$13.53		$17.05		$13.56	$12.20	$11.60

Income from Investment Operations:
Net investment income (loss)	(0.06	)(a)	(0.04	)(a)	0.16	0.03 (a)	(0.03)
Net realized and unrealized gain on investments	0.72		0.14		3.98	1.33	0.67

Total from investment operations	0.66		0.10		4.14	1.36	0.64

Less Distributions:
Distributions from and in excess of net investment income	—		(0.04)		(0.22)	—	(0.04)
Distributions from net realized gain on investments	(1.99)		(3.58)		(0.43)	—	—

Total distributions	(1.99)		(3.62)		(0.65)	—	(0.04)

Net increase (decrease) in net asset value	(1.33)		(3.52)		3.49	1.36	0.60

Net Asset Value, End of Period	$12.20		$13.53		$17.05	$13.56	$12.20

Total Return (b)	5.15%		(0.05)%		31.98%	11.15%	5.46%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$25,246		$49,049		$56,793	$49,154	$91,347
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.34%		1.33%		1.34%	1.37%	1.37	%(c)
After expense reimbursement and/or fee waiver by Adviser	1.34%		1.33%		1.34%	1.37%	1.37	%(c)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(0.45)%		(0.26)%		1.03%	0.22%	(0.13)%
After expense reimbursement and/or fee waiver by Adviser	(0.45)%		(0.26)%		1.03%	0.22%	(0.13)%
Portfolio Turnover	60.94%		66.22%		56.08%	26.95%	42.29%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2011, which are not included in the contractual expense limitation. The interest expense is from utilizing the line of credit, as discussed in Note H to the Financial Statements.

See accompanying Notes to Financial Statements.

136

Aston Funds

ASTON/River Road Small Cap Value Fund – Class I	October 31, 2015

Financial Highlights

	Year Ended 10/31/15		Year Ended 10/31/14		Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/11

Net Asset Value, Beginning of Period	$13.60		$17.13		$13.62	$12.22	$11.62

Income from Investment Operations:
Net investment income (loss)	(0.03	)(a)	(—	)(a)(b)	0.19	0.06 (a)	0.01
Net realized and unrealized gain on investments	0.73		0.13		4.01	1.34	0.65

Total from investment operations	0.70		0.13		4.20	1.40	0.66

Less Distributions:
Distributions from and in excess of net investment income	—		(0.08)		(0.26)	—	(0.06)
Distributions from net realized gain on investments	(1.99)		(3.58)		(0.43)	—	—

Total distributions	(1.99)		(3.66)		(0.69)	—	(0.06)

Net increase (decrease) in net asset value	(1.29)		(3.53)		3.51	1.40	0.60

Net Asset Value, End of Period	$12.31		$13.60		$17.13	$13.62	$12.22

Total Return (c)	5.45%		0.16%		32.36%	11.46%	5.70%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$245,192		$250,173		$252,804	$240,075	$246,141
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.09%		1.08%		1.09%	1.12%	1.12	%(d)
After expense reimbursement and/or fee waiver by Adviser	1.09%		1.08%		1.09%	1.12%	1.12	%(d)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(0.20)%		(0.01)%		1.28%	0.47%	0.12%
After expense reimbursement and/or fee waiver by Adviser	(0.20)%		(0.01)%		1.28%	0.47%	0.12%
Portfolio Turnover	60.94%		66.22%		56.08%	26.95%	42.29%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	Represents less than $(0.005) per share.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2011, which are not included in the contractual expense limitation. The interest expense is from utilizing the line of credit, as discussed in Note H to the Financial Statements.

See accompanying Notes to Financial Statements.

137

Aston Funds

ASTON/Silvercrest Small Cap Fund – Class N	October 31, 2015

Financial Highlights

	Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13	Period Ended 10/31/12(a)

Net Asset Value, Beginning of Period	$15.20	$14.54	$10.90	$10.00

Income from Investment Operations:
Net investment income	0.01 (b)	0.01	0.01 (b)	0.01
Net realized and unrealized gain on investments	0.31	1.16	3.77	0.89

Total from investment operations	0.32	1.17	3.78	0.90

Less Distributions:
Distributions from and in excess of net investment income	(0.02)	— (c)	(0.11)	—
Distributions from net realized gains on investments	(0.30)	(0.51)	(0.03)	—

Total distributions	(0.32)	(0.51)	(0.14)	—

Net increase in net asset value	0.00	0.66	3.64	0.90

Net Asset Value, End of Period	$15.20	$15.20	$14.54	$10.90

Total Return (d)	2.14%	8.18%	35.09%	9.00	%(e)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$19,061	$6,673	$4,049	$750
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.47%	1.61%	2.05%	5.10	%(f)
After expense reimbursement and/or fee waiver by Adviser	1.40%	1.40%	1.40%	1.40	%(f)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(0.03)%	(0.17)%	(0.61)%	(3.51	)%(f)
After expense reimbursement and/or fee waiver by Adviser	0.04%	0.04%	0.04%	0.19	%(f)
Portfolio Turnover	36.02%	31.68%	36.82%	26.22	%(e)(g)

(a)	The commencement of investment operations for Silvercrest Small Cap Fund Class N shares is December 26, 2011.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	Represents less than $(0.005) per share.
(d)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

See accompanying Notes to Financial Statements.

138

Aston Funds

ASTON/Silvercrest Small Cap Fund – Class I	October 31, 2015

Financial Highlights

	Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13	Period Ended 10/31/12(a)

Net Asset Value, Beginning of Period	$15.27	$14.59	$10.93	$10.00

Income from Investment Operations:
Net investment income	0.04 (b)	0.05	0.04 (b)	0.03
Net realized and unrealized gain on investments	0.32	1.17	3.78	0.90

Total from investment operations	0.36	1.22	3.82	0.93

Less Distributions:
Distributions from and in excess of net investment income	(0.03)	(0.03)	(0.13)	—
Distributions from net realized gains on investments	(0.30)	(0.51)	(0.03)	—

Total distributions	(0.33)	(0.54)	(0.16)	—

Net increase in net asset value	0.03	0.68	3.66	0.93

Net Asset Value, End of Period	$15.30	$15.27	$14.59	$10.93

Total Return (c)	2.37%	8.47%	35.39%	9.30	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$145,402	$62,215	$29,219	$4,962
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.22%	1.36%	1.80%	4.85	%(e)
After expense reimbursement and/or fee waiver by Adviser	1.15%	1.15%	1.15%	1.15	%(e)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.22%	0.08%	(0.36)%	(3.26	)%(e)
After expense reimbursement and/or fee waiver by Adviser	0.29%	0.29%	0.29%	0.44	%(e)
Portfolio Turnover	36.02%	31.68%	36.82%	26.22	%(d)(f)

(a)	The commencement of investment operations for Silvercrest Small Cap Fund Class I shares is December 26, 2011.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

See accompanying Notes to Financial Statements.

139

Aston Funds

ASTON/TAMRO Small Cap Fund – Class N	October 31, 2015

Financial Highlights

	Year Ended 10/31/15		Year Ended 10/31/14		Year Ended 10/31/13		Year Ended 10/31/12		Year Ended 10/31/11
Net Asset Value, Beginning of Period	$22.07		$24.06		$20.52		$20.57		$19.42

Income from Investment Operations:
Net investment loss	(0.12	)(a)	(0.13	)(a)	(0.03	)(a)	(0.12	)(a)	(0.15	)(a)
Net realized and unrealized gain (loss) on investments	(0.62)		0.30		5.55		2.09		1.75

Total from investment operations	(0.74)		0.17		5.52		1.97		1.60

Less Distributions:
Distributions from net realized gain on investments	(2.74)		(2.16)		(1.98)		(2.02)		(0.45)

Total distributions	(2.74)		(2.16)		(1.98)		(2.02)		(0.45)

Net increase (decrease) in net asset value	(3.48)		(1.99)		3.54		(0.05)		1.15

Net Asset Value, End of Period	$18.59		$22.07		$24.06		$20.52		$20.57

Total Return (b)	(4.12)%		0.57%		29.52%		10.70%		8.16%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$241,283		$336,350		$533,627		$389,125		$375,969
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.31%		1.31%		1.31%		1.28	%(c)	1.29%
After expense reimbursement and/or fee waiver by Adviser	1.31%		1.31%		1.31%		1.28	%(c)	1.29%
Ratios of net investment loss to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(0.58)%		(0.57)%		(0.16)%		(0.59)%		(0.69)%
After expense reimbursement and/or fee waiver by Adviser	(0.58)%		(0.57)%		(0.16)%		(0.59)%		(0.69)%
Portfolio Turnover	64.94%		69.72%		71.28	%(d)(e)	48.22	%(d)	47.25%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2012, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit, as discussed in Note H to the Financial Statements.
(d)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.
(e)	Portfolio turnover rate excludes securities received from processing a subscription-in-kind.

See accompanying Notes to Financial Statements.

140

Aston Funds

ASTON/TAMRO Small Cap Fund – Class I	October 31, 2015

Financial Highlights

	Year Ended 10/31/15		Year Ended 10/31/14		Year Ended 10/31/13		Year Ended 10/31/12		Year Ended 10/31/11

Net Asset Value, Beginning of Period	$22.76		$24.69		$20.96		$20.91		$19.69

Income from Investment Operations:
Net investment income (loss)	(0.07	)(a)	(0.07	)(a)	0.02	(a)	(0.07	)(a)	(0.09	)(a)
Net realized and unrealized gain (loss) on investments	(0.65)		0.30		5.69		2.14		1.76

Total from investment operations	(0.72)		0.23		5.71		2.07		1.67

Less Distributions:
Distributions from net realized gain on investments	(2.74)		(2.16)		(1.98)		(2.02)		(0.45)

Total distributions	(2.74)		(2.16)		(1.98)		(2.02)		(0.45)

Net increase (decrease) in net asset value	(3.46)		(1.93)		3.73		0.05		1.22

Net Asset Value, End of Period	$19.30		$22.76		$24.69		$20.96		$20.91

Total Return (b)	(3.93)%		0.86%		29.84%		10.98%		8.40%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$307,403		$469,518		$792,172		$635,663		$625,315
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.06%		1.06%		1.06%		1.03	%(c)	1.04%
After expense reimbursement and/or fee waiver by Adviser	1.06%		1.06%		1.06%		1.03	%(c)	1.04%
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(0.33)%		(0.32)%		0.09%		(0.34)%		(0.44)%
After expense reimbursement and/or fee waiver by Adviser	(0.33)%		(0.32)%		0.09%		(0.34)%		(0.44)%
Portfolio Turnover	64.94%		69.72%		71.28	%(d)(e)	48.22	%(d)	47.25%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2012, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit, as discussed in Note H to the Financial Statements.
(d)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.
(e)	Portfolio turnover rate excludes securities received from processing a subscription-in-kind.

See accompanying Notes to Financial Statements.

141

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund – Class N	October 31, 2015

Financial Highlights

	Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12	Period Ended 10/31/11(a)
Net Asset Value, Beginning of Period	$10.86	$10.65	$11.10	$10.44	$10.00

Income from Investment Operations:
Net investment income	0.38	0.40	0.30	0.33 (b)	0.12	(b)
Net realized and unrealized gain (loss) on investments	(0.27)	0.22	(0.33)	0.72	0.41

Total from investment operations	0.11	0.62	(0.03)	1.05	0.53

Less Distributions:
Distributions from and in excess of net investment income	(0.37)	(0.41)	(0.36)	(0.37)	(0.09)
Distributions from net realized gain on investments	—	—	(0.06)	(0.02)	—

Total distributions	(0.37)	(0.41)	(0.42)	(0.39)	(0.09)

Net increase (decrease) in net asset value	(0.26)	0.21	(0.45)	0.66	0.44

Net Asset Value, End of Period	$10.60	$10.86	$10.65	$11.10	$10.44

Total Return (c)	1.04%	5.96%	(0.28)%	10.25%	5.33	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$188,286	$49,147	$66,368	$71,546	$22,657
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.05%	1.08%	1.04%	1.35%	3.16	%(e)
After expense reimbursement and/or fee waiver by Adviser	0.94%	0.94%	0.94%	0.94%	0.94	%(e)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	3.21%	3.58%	2.66%	2.59%	1.63	%(e)
After expense reimbursement and/or fee waiver by Adviser	3.32%	3.72%	2.77%	3.01%	3.85	%(e)
Portfolio Turnover	59.42%	117.18%	125.07%	118.67%	38.49	%(d)

(a)	The commencement of investment operations for DoubleLine Core Plus Fixed Income Fund Class N shares is July 17, 2011.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Annualized.

See accompanying Notes to Financial Statements.

142

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund – Class I	October 31, 2015

Financial Highlights

	Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12	Period Ended 10/31/11(a)
Net Asset Value, Beginning of Period	$10.86	$10.65	$11.10	$10.44	$10.00

Income from Investment Operations:
Net investment income	0.41	0.44	0.33	0.35 (b)	0.13	(b)
Net realized and unrealized gain (loss) on investments	(0.27)	0.21	(0.33)	0.73	0.41

Total from investment operations	0.14	0.65	—	1.08	0.54

Less Distributions:
Distributions from and in excess of net investment income	(0.40)	(0.44)	(0.39)	(0.40)	(0.10)
Distributions from net realized gain on investments	—	—	(0.06)	(0.02)	—

Total distributions	(0.40)	(0.44)	(0.45)	(0.42)	(0.10)

Net increase (decrease) in net asset value	(0.26)	0.21	(0.45)	0.66	0.44

Net Asset Value, End of Period	$10.60	$10.86	$10.65	$11.10	$10.44

Total Return (c)	1.28%	6.22%	(0.03)%	10.52%	5.38	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$304,051	$158,198	$110,018	$105,335	$4,486
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.80%	0.83%	0.79%	1.10%	2.91	%(e)
After expense reimbursement and/or fee waiver by Adviser	0.69%	0.69%	0.69%	0.69%	0.69	%(e)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	3.46%	3.83%	2.91%	2.84%	1.88	%(e)
After expense reimbursement and/or fee waiver by Adviser	3.57%	3.97%	3.02%	3.26%	4.10	%(e)
Portfolio Turnover	59.42%	117.18%	125.07%	118.67%	38.49	%(d)

(a)	The commencement of investment operations for DoubleLine Core Plus Fixed Income Fund Class I shares is July 17, 2011.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Annualized.

See accompanying Notes to Financial Statements.

143

Aston Funds

ASTON/TCH Fixed Income Fund – Class N	October 31, 2015

Financial Highlights

	Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/11
Net Asset Value, Beginning of Period	$10.85	$10.67	$11.11	$10.59	$10.49

Income from Investment Operations:
Net investment income	0.29	0.35 (a)	0.40 (a)	0.45 (a)	0.47	(a)
Net realized and unrealized gain (loss) on investments	(0.46)	0.23	(0.39)	0.56	0.10

Total from investment operations	(0.17)	0.58	0.01	1.01	0.57

Less Distributions:
Distributions from and in excess of net investment income	(0.33)	(0.40)	(0.45)	(0.49)	(0.47)

Total distributions	(0.33)	(0.40)	(0.45)	(0.49)	(0.47)

Net increase (decrease) in net asset value	(0.50)	0.18	(0.44)	0.52	0.10

Net Asset Value, End of Period	$10.35	$10.85	$10.67	$11.11	$10.59

Total Return (b)	(1.61)%	5.48%	0.13%	9.74%	5.62%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$35,023	$36,950	$45,771	$59,772	$62,346
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.18%	1.17%	1.02%	1.02%	1.14%
After expense reimbursement and/or fee waiver by Adviser	0.94%	0.94%	0.84%	0.86%	0.88	%(c)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	2.52%	3.04%	3.49%	4.03%	4.20%
After expense reimbursement and/or fee waiver by Adviser	2.76%	3.26%	3.67%	4.19%	4.46%
Portfolio Turnover	28.51%	36.31%	53.77%	57.43%	37.51%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Effective March 1, 2011, the contractual expense limitation was increased from 0.74% to 0.94%, excluding interest, taxes, investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses.

See accompanying Notes to Financial Statements.

144

Aston Funds

ASTON/TCH Fixed Income Fund – Class I	October 31, 2015

Financial Highlights

	Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/11
Net Asset Value, Beginning of Period	$10.85	$10.67	$11.11	$10.59	$10.49

Income from Investment Operations:
Net investment income	0.32	0.38 (a)	0.42 (a)	0.47 (a)	0.49	(a)
Net realized and unrealized gain (loss) on investments	(0.46)	0.22	(0.39)	0.55	0.11

Total from investment operations	(0.14)	0.60	0.03	1.02	0.60

Less Distributions:
Distributions from and in excess of net investment income	(0.36)	(0.42)	(0.47)	(0.50)	(0.50)

Total distributions	(0.36)	(0.42)	(0.47)	(0.50)	(0.50)

Net increase (decrease) in net asset value .	(0.50)	0.18	(0.44)	0.52	0.10

Net Asset Value, End of Period	$10.35	$10.85	$10.67	$11.11	$10.59

Total Return (b)	(1.37)%	5.75%	0.28%	9.93%	5.89%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$14,808	$15,199	$8,742	$10,396	$10,423
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.93%	0.92%	0.87%	0.85%	0.89%
After expense reimbursement and/or fee waiver by Adviser	0.69%	0.69%	0.69%	0.69%	0.63	%(c)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	2.77%	3.29%	3.64%	4.20%	4.45%
After expense reimbursement and/or fee waiver by Adviser	3.01%	3.51%	3.82%	4.36%	4.71%
Portfolio Turnover	28.51%	36.31%	53.77%	57.43%	37.51%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Effective March 1, 2011, the contractual expense limitation was increased from 0.49% to 0.69%, excluding interest, taxes, investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses.

See accompanying Notes to Financial Statements.

145

Aston Funds

ASTON/Anchor Capital Enhanced Equity Fund – Class N	October 31, 2015

Financial Highlights

	Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13		Year Ended 10/31/12		Year Ended 10/31/11

Net Asset Value, Beginning of Period	$9.49	$9.39	$8.68		$9.61		$9.41

Income from Investment Operations:
Net investment income	0.18	0.17	0.20		0.16		0.14
Net realized and unrealized gain (loss) on investments	(0.36)	0.09	0.86		0.11		0.56

Total from investment operations	(0.18)	0.26	1.06		0.27		0.70

Less Distributions:
Distributions from and in excess of net investment income	(0.17)	(0.16)	(0.20)		(0.16)		(0.13)
Distributions from net realized gain on investments	—	—	(0.15)		(1.04)		(0.37)

Total distributions	(0.17)	(0.16)	(0.35)		(1.20)		(0.50)

Net increase (decrease) in net asset value	(0.35)	0.10	0.71		(0.93)		0.20

Net Asset Value, End of Period	$9.14	$9.49	$9.39		$8.68		$9.61

Total Return (a)	(1.86)%	2.68%	12.60%		3.12%		7.69%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$84,994	$101,980	$101,663		$106,191		$48,365
Ratios of expenses to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	1.19%	1.19%	1.23	%(b)	1.22	%(b)(c)	1.24	%(c)
After earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	1.19%	1.19%	1.23	%(b)	1.27	%(b)(c)	1.33	%(c)
Ratios of net investment income to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	1.78%	1.81%	2.24%		1.82%		1.51%
After earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	1.78%	1.81%	2.24%		1.78%		1.41%
Portfolio Turnover	33.30%	41.24%	77.70%		56.33%		87.37%

(a)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(b)	Ratios of expenses to average net assets include Earnings Credits of less than 0.005% for each of the years ended October 31, 2013 and October 31, 2012, which are not included in the contractual expense limitation. See Note I to the Financial Statements.
(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for each of the years ended October 31, 2012 and October 31, 2011, which are not included in the contractual expense limitation. The interest expense is from utilizing the line of credit, as discussed in Note H to the Financial Statements.

See accompanying Notes to Financial Statements.

146

Aston Funds

ASTON/Anchor Capital Enhanced Equity Fund – Class I	October 31, 2015

Financial Highlights

	Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13		Year Ended 10/31/12		Year Ended 10/31/11

Net Asset Value, Beginning of Period	$9.50	$9.40	$8.69		$9.62		$9.41

Income from Investment Operations:
Net investment income	0.19	0.18	0.22		0.18		0.16
Net realized and unrealized gain (loss) on investments	(0.35)	0.10	0.86		0.11		0.57

Total from investment operations	(0.16)	0.28	1.08		0.29		0.73

Less Distributions:
Distributions from and in excess of net investment income	(0.19)	(0.18)	(0.22)		(0.18)		(0.15)
Distributions from net realized gain on investments	—	—	(0.15)		(1.04)		(0.37)

Total distributions	(0.19)	(0.18)	(0.37)		(1.22)		(0.52)

Net increase (decrease) in net asset value	(0.35)	0.10	0.71		(0.93)		0.21

Net Asset Value, End of Period	$9.15	$9.50	$9.40		$8.69		$9.62

Total Return (a)	(1.60)%	2.94%	12.88%		3.46%		7.97%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$83,475	$108,985	$58,099		$71,618		$64,840
Ratios of expenses to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	0.94%	0.94%	0.98	%(b)	0.97	%(b)(c)	0.99	%(c)
After earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	0.94%	0.94%	0.98	%(b)	1.02	%(b)(c)	1.08	%(c)
Ratios of net investment income to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	2.03%	2.06%	2.49%		2.07%		1.76%
After earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	2.03%	2.06%	2.49%		2.03%		1.66%
Portfolio Turnover	33.30%	41.24%	77.70%		56.33%		87.37%

(a)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(b)	Ratios of expenses to average net assets include Earnings Credits of less than 0.005% for each of the years ended October 31, 2013 and October 31, 2012, which are not included in the contractual expense limitation. See Note I to the Financial Statements.
(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for each of the years ended October 31, 2012 and October 31, 2011, which are not included in the contractual expense limitation. The interest expense is from utilizing the line of credit, as discussed in Note H to the Financial Statements.

See accompanying Notes to Financial Statements.

147

Aston Funds

ASTON/Lake Partners LASSO Alternatives Fund – Class N	October 31, 2015

Financial Highlights

	Year Ended 10/31/15		Year Ended 10/31/14		Year Ended 10/31/13		Year Ended 10/31/12		Year Ended 10/31/11
Net Asset Value, Beginning of Period	$13.64		$13.34		$12.39		$11.94		$11.97

Income from Investment Operations:
Net investment income (loss)	(0.04	)(a)	(0.07	)(a)	—	(a)(b)	0.04	(a)	(0.01	)(a)
Net realized and unrealized gain (loss) on investments	(0.34)		0.50	(c)	1.11		0.59		0.13

Total from investment operations	(0.38)		0.43		1.11		0.63		0.12

Less Distributions:
Distributions from and in excess of net investment income	—	(b)	(0.09)		(0.16)		(0.18)		(0.08)
Distributions from net realized gain on investments	(0.50)		(0.04)		—		—		(0.07)

Total distributions	(0.50)		(0.13)		(0.16)		(0.18)		(0.15)

Net increase (decrease) in net asset value	(0.88)		0.30		0.95		0.45		(0.03)

Net Asset Value, End of Period	$12.76		$13.64		$13.34		$12.39		$11.94

Total Return (d)	(2.87)%		3.27%		9.05%		5.34%		0.92%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$40,667		$44,386		$54,388		$33,719		$17,626
Ratios of expenses to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser (e)	1.43	%(f)	1.41%		1.43	%(g)	1.41	%(g)(h)	1.53%
After earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser (e)	1.41	%(f)	1.43%		1.45	%(g)	1.45	%(g)(h)	1.45%
Ratios of net investment income (loss) to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	(0.33)%		(0.51)%		—	%(b)	0.36	%(h)	(0.17)%
After earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	(0.31)%		(0.53)%		(0.03)%		0.32	%(h)	(0.10)%
Portfolio Turnover	72.73%		45.91%		43.55%		45.60%		79.77%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	Represents less than ($0.005) or $0.005 per share or less than 0.005%.
(c)	Includes capital contribution of less than $0.005 per share.
(d)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Effective February 28, 2015, the contractual expense limitation was decreased from 1.45% to 1.40%, excluding interest, taxes, investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses.
(g)	Ratios of expenses to average net assets includes Earnings Credits of less than 0.005% for each of the years ended October 31, 2013 and October 31, 2012, which are not included in the contractual expense limitation. See Note I to the Financial Statements.
(h)	Ratios of expenses and net investment income to average net assets include advisory fee waiver of less than 0.005% for the year ended October 31, 2012.

See accompanying Notes to Financial Statements.

148

Aston Funds

ASTON/Lake Partners LASSO Alternatives Fund – Class I	October 31, 2015

Financial Highlights

	Year Ended 10/31/15		Year Ended 10/31/14		Year Ended 10/31/13		Year Ended 10/31/12		Year Ended 10/31/11

Net Asset Value, Beginning of Period	$13.69		$13.38		$12.42		$11.97		$11.98

Income from Investment Operations:
Net investment income (loss)	(0.01)		(0.04	)(a)	0.03	(a)	0.07	(a)	0.02 (a)
Net realized and unrealized gain (loss) on investments	(0.33	)(b)	0.51	(b)	1.11		0.59		0.13

Total from investment operations	(0.34)		0.47		1.14		0.66		0.15

Less Distributions:
Distributions from and in excess of net investment income	(0.04)		(0.12)		(0.18)		(0.21)		(0.09)
Distributions from net realized gain on investments	(0.50)		(0.04)		—		—		(0.07)

Total distributions	(0.54)		(0.16)		(0.18)		(0.21)		(0.16)

Net increase (decrease) in net asset value	(0.88)		0.31		0.96		0.45		(0.01)

Net Asset Value, End of Period	$12.81		$13.69		$13.38		$12.42		$11.97

Total Return (c)	(2.62)%		3.56%		9.31%		5.56%		1.22%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$169,072		$477,157		$416,475		$253,343		$189,999
Ratios of expenses to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser (d)	1.18	%(e)	1.16%		1.18	%(f)	1.16	%(f)(g)	1.28%
After earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser (d)	1.16	%(e)	1.18%		1.20	%(f)	1.20	%(f)(g)	1.20%
Ratios of net investment income (loss) to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	(0.08)%		(0.26)%		0.25%		0.61	%(g)	0.08%
After earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	(0.06)%		(0.28)%		0.22%		0.57	%(g)	0.15%
Portfolio Turnover	72.73%		45.91%		43.55%		45.60%		79.77%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	Includes capital contribution of less than $0.005 per share.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective February 28, 2015, the contractual expense limitation was decreased from 1.20% to 1.15%, excluding interest, taxes, investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses.
(f)	Ratios of expenses to average net assets include Earnings Credits of less than 0.005% for each of the years ended October 31, 2013 and October 31, 2012, which are not included in the contractual expense limitation. See Note I to the Financial Statements.
(g)	Ratios of expenses and net investment income to average net assets include advisory fee waiver of less than 0.005% for the year ended October 31, 2012.

See accompanying Notes to Financial Statements.

149

Aston Funds

ASTON/River Road Long-Short Fund – Class N	October 31, 2015

Financial Highlights

	Year Ended 10/31/15		Year Ended 10/31/14	Year Ended 10/31/13		Year Ended 10/31/12	Period Ended 10/31/11(a)

Net Asset Value, Beginning of Period	$11.35		$12.02	$10.73		$9.91	$10.00

Income from Investment Operations:
Net investment loss	(0.14	)(b)	(0.19)	(0.17	)(b)	(0.18)	(0.04	)(b)
Net realized and unrealized gain (loss) on investments	0.57		(0.19)	2.02		1.00	(0.05)

Total from investment operations	0.43		(0.38)	1.85		0.82	(0.09)

Less Distributions:
Distributions from net realized gain on investments	(0.30)		(0.29)	(0.56)		—	—

Total distributions	(0.30)		(0.29)	(0.56)		—	—

Net increase (decrease) in net asset value	0.13		(0.67)	1.29		0.82	(0.09)

Net Asset Value, End of Period	$11.48		$11.35	$12.02		$10.73	$9.91

Total Return (c)	3.79%		(3.27)%	18.14%		8.17%	(0.80	)%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$27,983		$109,140	$108,966		$7,506	$4,594
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser, including interest and dividend expense for securities sold short	2.87%		2.53%	2.54%		5.03%	8.68	%(e)
After expense reimbursement and/or fee waiver, or recoupment by Adviser, including interest and dividend expense for securities sold short	2.89%		2.58%	2.38%		3.11%	2.72	%(e)
After expense reimbursement and/or fee waiver, or recoupment by Adviser, excluding interest and dividend expense for securities sold short	1.70%		1.70%	1.70%		1.70%	1.70	%(e)
Ratios of net investment loss to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	(1.16)%		(1.55)%	(1.62)%		(3.63)%	(6.80	)%(e)
After expense reimbursement and/or fee waiver, or recoupment by Adviser	(1.19)%		(1.59)%	(1.46)%		(1.71)%	(0.84	)%(e)
Portfolio Turnover	278.88%		303.04%	291.36%		277.72%	127.32	%(d)

(a)	The commencement of investment operations for River Road Long-Short Fund Class N shares is May 3, 2011.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Annualized.

See accompanying Notes to Financial Statements.

150

Aston Funds

ASTON/River Road Long-Short Fund – Class I	October 31, 2015

Financial Highlights

	Year Ended 10/31/15		Year Ended 10/31/14	Period Ended 10/31/13(a)
Net Asset Value, Beginning of Period	$11.40		$12.05	$10.96

Income from Investment Operations:
Net investment loss	(0.11	)(b)	(0.16)	(0.10	)(b)
Net realized and unrealized gain (loss) on investments	0.57		(0.20)	1.19

Total from investment operations	0.46		(0.36)	1.09

Less Distributions:
Distributions from net realized gain on investments	(0.30)		(0.29)	—

Total distributions	(0.30)		(0.29)	—

Net increase (decrease) in net asset value	0.16		(0.65)	1.09

Net Asset Value, End of Period	$11.56		$11.40	$12.05

Total Return (c)	4.04%		(3.01)%	9.85	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$49,088		$110,271	$71,175
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser, including interest and dividend expense for securities sold short	2.62%		2.28%	2.20	%(e)
After expense reimbursement and/or fee waiver, or recoupment by Adviser, including interest and dividend expense for securities sold short	2.64%		2.33%	2.10	%(e)
After expense reimbursement and/or fee waiver, or recoupment by Adviser, excluding interest and dividend expense for securities sold short	1.45%		1.45%	1.45	%(e)
Ratios of net investment loss to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	(0.91)%		(1.30)%	(1.44	)%(e)
After expense reimbursement and/or fee waiver, or recoupment by Adviser	(0.94)%		(1.34)%	(1.33	)%(e)
Portfolio Turnover	278.88%		303.04%	291.36	%(d)

(a)	The commencement of investment operations for River Road Long-Short Fund Class I shares is March 1, 2013.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Annualized.

See accompanying Notes to Financial Statements.

151

Aston Funds

ASTON/Barings International Fund – Class N	October 31, 2015

Financial Highlights

	Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/11
Net Asset Value, Beginning of Period	$6.98	$7.81	$6.87	$6.81	$7.24

Income from Investment Operations:
Net investment income	0.05 (a)	0.14 (a)	0.11 (a)	0.10 (a)	0.07	(a)
Net realized and unrealized gain (loss) on investments	0.20	(0.31)	1.00	0.17	(0.37)

Total from investment operations	0.25	(0.17)	1.11	0.27	(0.30)

Less Distributions:
Distributions from and in excess of net investment income	(0.14)	(0.18)	(0.09)	(0.04)	(0.13)
Distributions from net realized gain on investments	(0.88)	(0.48)	(0.08)	(0.17)	—

Total distributions	(1.02)	(0.66)	(0.17)	(0.21)	(0.13)

Net increase (decrease) in net asset value	(0.77)	(0.83)	0.94	0.06	(0.43)

Net Asset Value, End of Period	$6.21	$6.98	$7.81	$6.87	$6.81

Total Return (b)	4.47%	(2.62)%	16.64%	4.28%	(4.22)%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$399	$331	$477	$421	$393
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	2.11%	1.95%	1.67%	1.60%	1.68	%(c)
After expense reimbursement and/or fee waiver by Adviser	1.40%	1.40%	1.40%	1.40%	1.40	%(c)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.12%	1.42%	1.26%	1.30%	0.76	%(c)
After expense reimbursement and/or fee waiver by Adviser	0.83%	1.97%	1.53%	1.50%	1.04	%(c)
Portfolio Turnover	37.56%	53.14%	55.78%	33.48%	58.96%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	For the period November 1, 2010 through February 28, 2011, the Adviser voluntarily waived management fees and/or reimbursed expenses so that the net expense ratio did not exceed 1.40%, excluding interest, taxes, investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses. Effective March 1, 2011, the expense limitation became contractual and was decreased from 1.50% to 1.40%, excluding interest, taxes, investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses.

See accompanying Notes to Financial Statements.

152

Aston Funds

ASTON/Barings International Fund – Class I	October 31, 2015

Financial Highlights

	Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/11

Net Asset Value, Beginning of Period	$6.99	$7.82	$6.89	$6.82	$7.26

Income from Investment Operations:
Net investment income	0.07 (a)	0.16 (a)	0.13 (a)	0.12 (a)	0.09	(a)
Net realized and unrealized gain (loss) on investments	0.20	(0.31)	0.99	0.18	(0.38)

Total from investment operations	0.27	(0.15)	1.12	0.30	(0.29)

Less Distributions:
Distributions from and in excess of net investment income	(0.16)	(0.20)	(0.11)	(0.06)	(0.15)
Distributions from net realized gain on investments	(0.88)	(0.48)	(0.08)	(0.17)	—

Total distributions	(1.04)	(0.68)	(0.19)	(0.23)	(0.15)

Net increase (decrease) in net asset value	(0.77)	(0.83)	0.93	0.07	(0.44)

Net Asset Value, End of Period	$6.22	$6.99	$7.82	$6.89	$6.82

Total Return (b)	4.78%	(2.37)%	16.72%	4.72%	(4.09)%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$20,338	$21,260	$37,507	$61,662	$52,390
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.86%	1.70%	1.42%	1.35%	1.43	%(c)
After expense reimbursement and/or fee waiver by Adviser	1.15%	1.15%	1.15%	1.15%	1.15	%(c)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.37%	1.67%	1.51%	1.55%	1.01	%(c)
After expense reimbursement and/or fee waiver by Adviser	1.08%	2.22%	1.78%	1.75%	1.29	%(c)
Portfolio Turnover	37.56%	53.14%	55.78%	33.48%	58.96%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	For the period November 1, 2010 through February 28, 2011, the Adviser voluntarily waived management fees and/or reimbursed expenses so that the net expense ratio did not exceed 1.15%, excluding interest, taxes, investment related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses. Effective March 1, 2011, the expense limitation became contractual and was decreased from 1.25% to 1.15%, excluding interest, taxes, investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses.

See accompanying Notes to Financial Statements.

153

Aston Funds

ASTON/Guardian Capital Global Dividend Fund – Class N	October 31, 2015

Financial Highlights

	Year Ended 10/31/15	Period Ended 10/31/14(a)
Net Asset Value, Beginning of Period	$10.51	$10.00

Income from Investment Operations:
Net investment income	0.24	0.13
Net realized and unrealized gain (loss) on investments	(0.23)	0.49

Total from investment operations	0.01	0.62

Less Distributions:
Distributions from and in excess of net investment income	(0.22)	(0.11)

Total Distributions	(0.22)	(0.11)

Net increase (decrease) in net asset value	(0.21)	0.51

Net Asset Value, End of Period	$10.30	$10.51

Total Return (b)	0.07%	6.17	%(c)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$1,054	$1,052
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	4.10%	5.21	%(d)
After expense reimbursement and/or fee waiver by Adviser	1.30%	1.30	%(d)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(0.53)%	(1.74	)%(d)
After expense reimbursement and/or fee waiver by Adviser	2.28%	2.17	%(d)
Portfolio Turnover	28.46%	15.97	%(c)

(a)	The commencement of investment operations for Guardian Capital Global Dividend Fund Class N shares is April 11, 2014.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Not annualized.
(d)	Annualized.

See accompanying Notes to Financial Statements.

154

Aston Funds

ASTON/Guardian Capital Global Dividend Fund – Class I	October 31, 2015

Financial Highlights

	Year Ended 10/31/15	Period Ended 10/31/14(a)

Net Asset Value, Beginning of Period	$10.52	$10.00

Income from Investment Operations:
Net investment income	0.27	0.14
Net realized and unrealized gain (loss) on investments	(0.25)	0.50

Total from investment operations	0.02	0.64

Less Distributions:
Distributions from and in excess of net investment income	(0.26)	(0.12)

Total Distributions	(0.26)	(0.12)

Net increase (decrease) in net asset value	(0.24)	0.52

Net Asset Value, End of Period	$10.28	$10.52

Total Return (b)	0.14%	6.39	%(c)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$3,292	$3,211
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	3.85%	4.96	%(d)
After expense reimbursement and/or fee waiver by Adviser	1.05%	1.05	%(d)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(0.28)%	(1.49	)%(d)
After expense reimbursement and/or fee waiver by Adviser	2.52%	2.42	%(d)
Portfolio Turnover	28.46%	15.97	%(c)

(a)	The commencement of investment operations for Guardian Capital Global Dividend Fund Class I shares is April 11, 2014.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Not annualized.
(d)	Annualized.

See accompanying Notes to Financial Statements.

155

Aston Funds

ASTON/LMCG Emerging Markets Fund – Class N	October 31, 2015

Financial Highlights

	Year Ended 10/31/15	Year Ended 10/31/14	Period Ended 10/31/13(a)
Net Asset Value, Beginning of Period	$9.55	$9.65	$10.00

Income from Investment Operations:
Net investment income	0.09 (b)	0.11	0.08	(b)
Net realized and unrealized loss on investments	(1.71)	(0.07)	(0.43)

Total from investment operations	(1.62)	0.04	(0.35)

Less Distributions:
Distributions from and in excess of net investment income	(0.05)	(0.14)	—

Total distributions	(0.05)	(0.14)	—

Net decrease in net asset value	(1.67)	(0.10)	(0.35)

Net Asset Value, End of Period	$7.88	$9.55	$9.65

Total Return (c)	(17.02)%	0.49%	(3.50	)%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$605	$725	$675
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	6.27%	5.96%	7.24	%(e)
After expense reimbursement and/or fee waiver by Adviser	1.43%	1.57%	1.65	%(e)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(3.79)%	(3.24)%	(4.13	)%(e)
After expense reimbursement and/or fee waiver by Adviser	1.05%	1.15%	1.46	%(e)
Portfolio Turnover	64.35%	63.48%	101.96	%(d)

(a)	The commencement of investment operations for LMCG Emerging Markets Fund Class N shares is March 27, 2013.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Annualized.

See accompanying Notes to Financial Statements.

156

Aston Funds

ASTON/LMCG Emerging Markets Fund – Class I	October 31, 2015

Financial Highlights

	Year Ended 10/31/15	Year Ended 10/31/14	Period Ended 10/31/13 (a)

Net Asset Value, Beginning of Period	$9.58	$9.67	$10.00

Income from Investment Operations:
Net investment income	0.12 (b)	0.14	0.10	(b)
Net realized and unrealized loss on investments	(1.72)	(0.07)	(0.43)

Total from investment operations	(1.60)	0.07	(0.33)

Less Distributions:
Distributions from and in excess of net investment income	(0.07)	(0.16)	—

Total distributions	(0.07)	(0.16)	—

Net decrease in net asset value	(1.67)	(0.09)	(0.33)

Net Asset Value, End of Period	$7.91	$9.58	$9.67

Total Return (c)	(16.77)%	0.79%	(3.30	)%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$1,449	$3,188	$3,307
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	6.02%	5.71%	6.99	%(e)
After expense reimbursement and/or fee waiver by Adviser	1.18%	1.33%	1.40	%(e)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(3.54)%	(2.99)%	(3.88	)%(e)
After expense reimbursement and/or fee waiver by Adviser	1.30%	1.40%	1.71	%(e)
Portfolio Turnover	64.35%	63.48%	101.96	%(d)

(a)	The commencement of investment operations for LMCG Emerging Markets Fund Class I shares is March 27, 2013.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Annualized.

See accompanying Notes to Financial Statements.

157

Aston Funds

ASTON/Pictet International Fund – Class N	October 31, 2015

Financial Highlights

	Year Ended 10/31/15	Period Ended 10/31/14(a)
Net Asset Value, Beginning of Period	$9.34	$10.00

Income from Investment Operations:
Net investment income	0.10 (b)	0.09
Net realized and unrealized gain (loss) on investments	0.17 (c)	(0.75)

Total from investment operations	0.27	(0.66)

Less Distributions:
Distributions from and in excess of net investment income	(0.03)	—
Distributions from net realized gain on investments	(0.02)	—

Total distributions	(0.05)	—

Net increase (decrease) in net asset value	0.22	(0.66)

Net Asset Value, End of Period	$9.56	$9.34

Total Return (d)	3.02%	(6.60	)%(e)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$1,056	$984
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.92%	3.26	%(f)
After expense reimbursement and/or fee waiver by Adviser	1.40%	1.40	%(f)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.53%	(0.25	)%(f)
After expense reimbursement and/or fee waiver by Adviser	1.06%	1.61	%(f)
Portfolio Turnover	53.26%	25.82	%(e)

(a)	The commencement of investment operations for Pictet International Fund Class N shares is April 11, 2014.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	Includes capital contribution of $0.01 per share.
(d)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(e)	Not annualized.
(f)	Annualized.

See accompanying Notes to Financial Statements.

158

Aston Funds

ASTON/Pictet International Fund – Class I	October 31, 2015

Financial Highlights

	Year Ended 10/31/15	Period Ended 10/31/14(a)

Net Asset Value, Beginning of Period	$9.36	$10.00

Income from Investment Operations:
Net investment income	0.12 (b)	0.10
Net realized and unrealized gain (loss) on investments	0.19 (c)	(0.74)

Total from investment operations	0.31	(0.64)

Less Distributions:
Distributions from and in excess of net investment income	(0.05)	—
Distributions from net realized gain on investments	(0.02)	—

Total distributions	(0.07)	—

Net increase (decrease) in net asset value	0.24	(0.64)

Net Asset Value, End of Period	$9.60	$9.36

Total Return (d)	3.43%	(6.40	)%(e)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$49,803	$8,467
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.67%	3.01	%(f)
After expense reimbursement and/or fee waiver by Adviser	1.15%	1.15	%(f)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.78%	—	%(f)(g)
After expense reimbursement and/or fee waiver by Adviser	1.31%	1.86	%(f)
Portfolio Turnover	53.26%	25.82	%(e)

(a)	The commencement of investment operations for Pictet International Fund Class I shares is April 11, 2014.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	Includes capital contribution of $0.01 per share.
(d)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(e)	Not annualized.
(f)	Annualized.
(g)	Represents less than 0.005%.

See accompanying Notes to Financial Statements.

159

Aston Funds

ASTON/TAMRO International Small Cap Fund – Class N	October 31, 2015

Financial Highlights

	Period Ended 10/31/15(a)

Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income	0.13
Net realized and unrealized loss on investments	(0.12)

Total from investment operations	0.01

Net increase in net asset value	0.01

Net Asset Value, End of Period	$10.01

Total Return (b)	0.10	%(c)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$1,059
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	11.56	%(d)
After expense reimbursement and/or fee waiver by Adviser	1.50	%(d)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(8.48	)%(d)
After expense reimbursement and/or fee waiver by Adviser	1.58	%(d)
Portfolio Turnover	55.16	%(c)

(a)	The commencement of investment operations for TAMRO International Small Cap Fund Class N shares is December 22, 2014.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Not annualized.
(d)	Annualized.

See accompanying Notes to Financial Statements.

160

Aston Funds

ASTON/TAMRO International Small Cap Fund – Class I	October 31, 2015

Financial Highlights

	Period Ended 10/31/15(a)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income	0.15
Net realized and unrealized loss on investments	(0.12)

Total from investment operations	0.03

Net increase in net asset value	0.03

Net Asset Value, End of Period	$10.03

Total Return (b)	0.30	%(c)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$667
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	11.31	%(d)
After expense reimbursement and/or fee waiver by Adviser	1.25	%(d)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(8.23	)%(d)
After expense reimbursement and/or fee waiver by Adviser	1.83	%(d)
Portfolio Turnover	55.16	%(c)

(a)	The commencement of investment operations for TAMRO International Small Cap Fund Class I shares is December 22, 2014.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Not annualized.
(d)	Annualized.

See accompanying Notes to Financial Statements.

161

Aston Funds

ASTON/Harrison Street Real Estate Fund – Class N	October 31, 2015

Financial Highlights

	Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12		Year Ended 10/31/11

Net Asset Value, Beginning of Period	$12.63	$11.29	$10.49	$8.97		$8.16

Income from Investment Operations:
Net investment income	0.17 (a)	0.10 (a)	0.17 (a)	0.15	(a)	0.15	(a)
Net realized and unrealized gain on investments	0.13	1.37	0.79 (b)	1.44		0.79

Total from investment operations	0.30	1.47	0.96	1.59		0.94

Less Distributions:
Distributions from and in excess of net investment income	(0.15)	(0.13)	(0.16)	(0.07)		(0.13)

Total distributions	(0.15)	(0.13)	(0.16)	(0.07)		(0.13)

Net increase in net asset value .	0.15	1.34	0.80	1.52		0.81

Net Asset Value, End of Period	$12.78	$12.63	$11.29	$10.49		$8.97

Total Return (c)	2.38%	13.19%	9.30%	17.85%		11.66%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$10,408	$12,852	$13,093	$10,381		$6,287
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	2.20%	2.16%	2.22%	2.36%		1.61	%(d)
After expense reimbursement and/or fee waiver by Adviser	1.37%	1.37%	1.37%	1.37%		1.29	%(d)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.51%	0.08%	0.67%	0.53%		1.36%
After expense reimbursement and/or fee waiver by Adviser	1.34%	0.87%	1.52%	1.52%		1.68%
Portfolio Turnover	150.16%	162.93%	159.14%	86.62	%(e)	143.86%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	Includes capital contribution of less than $0.005 per share.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2011, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to the Financial Statements.
(e)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

See accompanying Notes to Financial Statements.

162

Aston Funds

ASTON/Harrison Street Real Estate Fund – Class I	October 31, 2015

Financial Highlights

	Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12		Year Ended 10/31/11

Net Asset Value, Beginning of Period	$12.57	$11.24	$10.44	$8.92		$8.12

Income from Investment Operations:
Net investment income	0.20 (a)	0.13 (a)	0.20 (a)	0.15	(a)	0.16	(a)
Net realized and unrealized gain on investments	0.14	1.35	0.79 (b)	1.46		0.79

Total from investment operations	0.34	1.48	0.99	1.61		0.95

Less Distributions:
Distributions from and in excess of net investment income	(0.19)	(0.15)	(0.19)	(0.09)		(0.15)

Total distributions	(0.19)	(0.15)	(0.19)	(0.09)		(0.15)

Net increase in net asset value .	0.15	1.33	0.80	1.52		0.80

Net Asset Value, End of Period	$12.72	$12.57	$11.24	$10.44		$8.92

Total Return (c)	2.65%	13.45%	9.58%	18.16%		11.82%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$507	$732	$532	$166		$32,925
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.95%	1.91%	1.97%	2.11%		1.44	%(d)
After expense reimbursement and/or fee waiver by Adviser	1.12%	1.12%	1.12%	1.12%		1.12	%(d)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.76%	0.33%	0.92%	0.78%		1.53%
After expense reimbursement and/or fee waiver by Adviser	1.59%	1.12%	1.77%	1.77%		1.85%
Portfolio Turnover	150.16%	162.93%	159.14%	86.62	%(e)	143.86%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	Includes capital contribution of less than $0.005 per share.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2011, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to the Financial Statements.
(e)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

See accompanying Notes to Financial Statements.

163

Aston Funds

ASTON/Montag & Caldwell Balanced Fund – Class N	October 31, 2015

Financial Highlights

	Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/11

Net Asset Value, Beginning of Period	$24.68	$23.81	$21.46	$20.09	$19.13

Income from Investment Operations:
Net investment income	0.10 (a)	0.12 (a)	0.21 (a)	0.16 (a)	0.15	(a)
Net realized and unrealized gain on investments	1.31	1.70	2.43	1.45	1.03

Total from investment operations	1.41	1.82	2.64	1.61	1.18

Less Distributions:
Distributions from and in excess of net investment income	(0.18)	(0.21)	(0.29)	(0.24)	(0.22)
Distributions from net realized gain on investments	(2.08)	(0.74)	—	—	—

Total distributions	(2.26)	(0.95)	(0.29)	(0.24)	(0.22)

Net increase (decrease) in net asset value.	(0.85)	0.87	2.35	1.37	0.96

Net Asset Value, End of Period	$23.83	$24.68	$23.81	$21.46	$20.09

Total Return (b)	6.01%	7.83%	12.40%	8.03%	6.20%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$26,607	$20,446	$22,425	$31,536	$23,315
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.44%	1.43%	1.37%	1.42%	1.57	%(c)
After expense reimbursement and/or fee waiver by Adviser	1.20%	1.20%	1.20%	1.22%	1.35	%(c)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.19%	0.26%	0.77%	0.57%	0.53%
After expense reimbursement and/or fee waiver by Adviser	0.43%	0.50%	0.94%	0.77%	0.76%
Portfolio Turnover	35.78%	27.43%	34.62%	35.48%	40.31%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2011, which is not included in the voluntary expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to the Financial Statements.

See accompanying Notes to Financial Statements.

164

Aston Funds

ASTON/Montag & Caldwell Balanced Fund – Class I	October 31, 2015

Financial Highlights

	Year Ended 10/31/15	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/11

Net Asset Value, Beginning of Period	$24.60	$23.76	$21.41	$20.05	$19.08

Income from Investment Operations:
Net investment income	0.12 (a)	0.14 (a)	0.23 (a)	0.19 (a)	0.20	(a)
Net realized and unrealized gain on investments	1.31	1.70	2.43	1.44	1.04

Total from investment operations	1.43	1.84	2.66	1.63	1.24

Less Distributions:
Distributions from and in excess of net investment income	(0.20)	(0.26)	(0.31)	(0.27)	(0.27)
Distributions from net realized gain on investments	(2.08)	(0.74)	—	—	—

Total distributions	(2.28)	(1.00)	(0.31)	(0.27)	(0.27)

Net increase (decrease) in net asset value .	(0.85)	0.84	2.35	1.36	0.97

Net Asset Value, End of Period	$23.75	$24.60	$23.76	$21.41	$20.05

Total Return (b)	6.13%	7.92%	12.53%	8.14%	6.52%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$3,518	$1,934	$1,839	$1,930	$1,415
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.34%	1.33%	1.27%	1.30%	1.32	%(c)
After expense reimbursement and/or fee waiver by Adviser	1.10%	1.10%	1.10%	1.10%	1.10	%(c)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.29%	0.36%	0.87%	0.69%	0.79%
After expense reimbursement and/or fee waiver by Adviser	0.53%	0.60%	1.04%	0.89%	1.02%
Portfolio Turnover	35.78%	27.43%	34.62%	35.48%	40.31%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2011, which is not included in the voluntary expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to the Financial Statements.

See accompanying Notes to Financial Statements.

165

Aston Funds

October 31, 2015

Notes to Financial Statements

Note (A) Fund Organization: Aston Funds (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated September 10, 1993. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with 26 separate portfolios (each, a “Fund” and collectively, the “Funds”) as of October 31, 2015.

Aston Asset Management, LLC (“Aston” or the “Adviser”), the investment adviser and the administrator, manages each Fund by retaining one or more subadvisers (each, a “Subadviser”) to manage each Fund’s portfolio on a subadvisory basis. The following 26 portfolios of the Trust are included in these financial statements:

ASTON/Cornerstone Large Cap Value Fund (the “Cornerstone Large Cap Value Fund”)
ASTON/Fairpointe Focused Equity Fund (the “Fairpointe Focused Equity Fund”)
ASTON/Herndon Large Cap Value Fund (the “Herndon Large Cap Value Fund”)
ASTON/Montag & Caldwell Growth Fund (the “Montag & Caldwell Growth Fund”)
ASTON/River Road Dividend All Cap Value Fund (the “River Road Dividend All Cap Value Fund”)
ASTON/River Road Dividend All Cap Value Fund II (the “River Road Dividend All Cap Value Fund II”)
ASTON/Fairpointe Mid Cap Fund (the “Fairpointe Mid Cap Fund”)
ASTON/Montag & Caldwell Mid Cap Growth Fund (the “Montag & Caldwell Mid Cap Growth Fund”)
ASTON/LMCG Small Cap Growth Fund (the “LMCG Small Cap Growth Fund”)
ASTON/River Road Independent Value Fund (the “River Road Independent Value Fund”)
ASTON/River Road Select Value Fund (the “River Road Select Value Fund”)
ASTON/River Road Small Cap Value Fund (the “River Road Small Cap Value Fund”)
ASTON/Silvercrest Small Cap Fund (the “Silvercrest Small Cap Fund”)
ASTON/TAMRO Small Cap Fund (the “TAMRO Small Cap Fund”)
ASTON/DoubleLine Core Plus Fixed Income Fund (the “DoubleLine Core Plus Fixed Income Fund”)
ASTON/TCH Fixed Income Fund (the “TCH Fixed Income Fund”)
ASTON/Anchor Capital Enhanced Equity Fund (the “Anchor Capital Enhanced Equity Fund”)
ASTON/Lake Partners LASSO Alternatives Fund (the “Lake Partners LASSO Alternatives Fund”)
ASTON/River Road Long-Short Fund (the “River Road Long-Short Fund”)
ASTON/Barings International Fund (the “Barings International Fund”)
ASTON/Guardian Capital Global Dividend Fund (the “Guardian Capital Global Dividend Fund”)
ASTON/LMCG Emerging Markets Fund (the “LMCG Emerging Markets Fund”)

ASTON/Pictet International Fund (the “Pictet International Fund”)
ASTON/TAMRO International Small Cap Fund (the “TAMRO International Small Cap Fund”)
ASTON/Harrison Street Real Estate Fund (the “Harrison Street Real Estate Fund”)
ASTON/Montag & Caldwell Balanced Fund (the “Montag & Caldwell Balanced Fund”)

Each Fund, except Montag & Caldwell Growth Fund, is authorized to issue two classes of shares (Class N shares and Class I shares). Montag & Caldwell Growth Fund is authorized to issue three classes of shares (Class N shares, Class I shares and Class R shares). Each class of shares is substantially the same except that certain classes of shares bear class specific expenses that include distribution and services fees. River Road Dividend All Cap Value Fund and Fairpointe Mid Cap Fund are closed to new investors until further notice.

The Funds are investment companies that follow accounting and reporting guidance in FASB Accounting Standards Codification Topic No. 946, Financial Services-Investment Companies.

The investment objectives of the Funds are as follows:

Cornerstone Large Cap Value Fund Total return through long-term capital appreciation and current income.
Fairpointe Focused Equity Fund Long-term total return through capital appreciation.
Herndon Large Cap Value Fund Long-term capital appreciation.
Montag & Caldwell Growth Fund Long-term capital appreciation and, secondarily, current income, by investing primarily in common stocks and convertible securities.
River Road Dividend All Cap Value Fund High current income and, secondarily, long-term capital appreciation.
River Road Dividend All Cap Value Fund II Long-term capital appreciation and high current income.
Fairpointe Mid Cap Fund Long-term total return through capital appreciation by investing primarily in common and preferred stocks and convertible securities.
Montag & Caldwell Mid Cap Growth Fund Long-term capital appreciation, and secondarily, current income, by investing primarily in common stocks and convertible securities.
LMCG Small Cap Growth Fund Long-term capital appreciation.
River Road Independent Value Fund Long-term total return.
River Road Select Value Fund Long-term capital appreciation.
River Road Small Cap Value Fund Long-term capital appreciation.
Silvercrest Small Cap Fund Long-term capital appreciation.

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Notes to Financial Statements – continued

TAMRO Small Cap Fund Long-term capital appreciation.
DoubleLine Core Plus Fixed Income Fund Maximize total return.
TCH Fixed Income Fund High current income consistent with prudent risk of capital.
Anchor Capital Enhanced Equity Fund Total return through a combination of a high level of current income and capital appreciation.
Lake Partners LASSO Alternatives Fund Long term total return with reduced correlation to the conventional stock and bond markets.
River Road Long-Short Fund Absolute return while minimizing volatility over a full market cycle.
Barings International Fund Total return.
Guardian Capital Global Dividend Fund Long-term capital appreciation and current income.
LMCG Emerging Markets Fund Long-term capital appreciation.
Pictet International Fund Capital appreciation.
TAMRO International Small Cap Fund Long-term capital appreciation.
Harrison Street Real Estate Fund Total return through a combination of growth and income.
Montag & Caldwell Balanced Fund Long-term total return.

Note (B) Summary of Significant Accounting Policies: The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”).

(1) Valuation of Investments: Equity securities, closed-end funds, exchange-traded funds, index options traded on a national securities exchange, and over-the-counter securities listed on the NASDAQ National Market System are valued at the last sale price or the NASDAQ Official Closing Price (“NOCP”), if applicable. If no last sale price or NOCP, if applicable, is reported, the last quoted bid price may be used. Fixed income securities, except short-term investments, are valued on the basis of mean prices provided by an independent pricing service when such prices are believed by the Adviser to reflect the current market value of such securities, in accordance with guidelines adopted by the Board of Trustees of the Trust (the “Board”). The pricing service provider may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other techniques. Such techniques generally consider factors such as composite security prices, yields, maturities, call features, credit ratings and developments relating to specific securities, in arriving at valuations. If accurate market quotations are not available, securities are valued at fair values in accordance with guidelines adopted by the Board. Short-term investments, that is, those with maturities of 60 days or less, are valued at amortized cost, which approximates fair market value. Repurchase agreements are valued at cost. Investments in money market funds and other mutual funds are valued at the underlying fund’s net asset value (“NAV”) at the date of valuation. Foreign equity securities are valued at the last official closing price on the primary exchange where the security is traded. Under the fair valuation procedures adopted by the Board, the Funds may utilize the services of an independent pricing service to determine fair value prices for foreign securities.

Certain Funds invest in securities of other investment companies, including open-end funds, closed-end funds and exchange-traded funds (“ETFs”). Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. An ETF is an investment company. Typically, an ETF seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index; however, some ETFs are actively managed. ETFs are traded on securities exchanges based on their market values. The risks of investment in other investment companies typically reflect the risks of the types of securities in which investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their NAV per share. When a Fund invests in another investment company, shareholders of the Fund bear their proportionate shares of the other investment company’s fees and expenses, including operating, registration, trustee, licensing and marketing, as well as their shares of the Fund’s fees and expenses.

Fair Value Measurements - The inputs and valuation techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:

• Level 1 –	unadjusted quoted prices in active markets for identical assets or liabilities
• Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 –	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

167

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Notes to Financial Statements – continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the market value at the end of the period. The summary of each Fund’s investments that are measured at fair value by Level within the fair value hierarchy as of October 31, 2015 is as follows:

Funds	Total Value at 10/31/15	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Cornerstone Large Cap Value Fund
Assets
Investments in Securities*	$129,119,287	$129,119,287	$—	$—

Fairpointe Focused Equity Fund
Assets
Investments in Securities*	$6,479,648	$6,479,648	$—	$—

Herndon Large Cap Value Fund
Assets
Investments in Securities*	$120,655,199	$120,655,199	$—	$—

Montag & Caldwell Growth Fund
Assets
Investments in Securities*	$2,160,789,299	$2,160,789,299	$—	$—

River Road Dividend All Cap Value Fund
Assets
Investments in Securities*	$845,332,857	$845,332,857	$—	$—

River Road Dividend All Cap Value Fund II
Assets
Investments in Securities*	$123,248,601	$123,248,601	$—	$—

Fairpointe Mid Cap Fund
Assets
Investments in Securities*	$4,394,338,924	$4,394,338,924	$—	$—

Montag & Caldwell Mid Cap Growth Fund
Assets
Investments in Securities*	$10,841,824	$10,841,824	$—	$—

LMCG Small Cap Growth Fund
Assets
Investment in Securities*	$231,338,767	$231,338,767	$—	$—

River Road Independent Value Fund
Assets
Investments in Securities*	$358,820,583	$358,820,583	$—	$—

River Road Select Value Fund
Assets
Investments in Securities*	$97,823,577	$97,823,577	$—	$—

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Notes to Financial Statements – continued

Funds	Total Value at 10/31/15	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

River Road Small Cap Value Fund
Assets
Common Stocks*
Consumer Discretionary	$57,529,454	$55,919,042	$1,610,412	$—
Consumer Staples	14,000,147	14,000,147	—	—
Energy	9,521,308	5,384,944	4,136,364	—
Financials	39,305,363	39,305,363	—	—
Healthcare	7,952,782	7,952,782	—	—
Industrials	67,273,334	67,273,334	—	—
Information Technology	45,025,506	37,382,670	7,642,836	—
Telecommunication Services	9,671,457	9,671,457	—	—

Total Common Stocks	250,279,351	236,889,739	13,389,612	—
Investment Company*	22,075,021	22,075,021	—	—

Total	$272,354,372	$258,964,760	$13,389,612	$—

Silvercrest Small Cap Fund
Assets
Investments in Securities*	$163,568,229	$163,568,229	$—	$—

TAMRO Small Cap Fund
Assets
Investments in Securities*	$550,504,492	$550,504,492	$—	$—

DoubleLine Core Plus Fixed Income Fund
Assets
Corporate Notes and Bonds	$145,907,241	$—	$145,907,241	$—
Collateralized Mortgage-Backed Securities	81,531,197	—	81,531,197	—
U.S. Government and Agency Obligations	176,897,559	—	176,897,559	—
Other Mortgage and Asset-Backed Securities	33,130,502	—	33,130,502	—
Municipal Bonds	18,826,412	—	18,826,412	—
Foreign Government Bonds	3,126,045	—	3,126,045	—
Investment Companies*	34,616,165	34,616,165	—	—

Total	$494,035,121	$34,616,165	$459,418,956	$—

TCH Fixed Income Fund
Assets
Corporate Notes and Bonds	$22,937,787	$—	$22,937,787	$—
U.S. Government and Agency Obligations	23,043,048	—	23,043,048	—
Commercial Mortgage-Backed Security	290,761	—	290,761	—
Foreign Government Bond	451,875	—	451,875	—
Investment Company*	3,152,143	3,152,143	—	—

Total	$49,875,614	$3,152,143	$46,723,471	$—

Anchor Capital Enhanced Equity Fund
Assets
Common Stocks*	$168,813,999	$168,813,999	$—	$—
Purchased Options	1,237,000	1,237,000	—	—
Investment Company*	1,851,341	1,851,341	—	—

Total Assets	171,902,340	171,902,340	—	—

Liabilities
Written Options	(6,783,099)	(6,783,099)	—	—

Total Liabilities	(6,783,099)	(6,783,099)	—	—

Total	$165,119,241	$165,119,241	$—	$—

Lake Partners LASSO Alternative Fund
Assets
Investments in Securities*	$211,513,684	$211,513,684	$—	$—

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Funds	Total Value at 10/31/15	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

River Road Long-Short Fund
Assets
Investments in Securities*	$96,616,007	$96,616,007	$—	$—

Total Assets	96,616,007	96,616,007	—	—

Liabilities
Securities Sold Short*	(25,107,970)	(25,107,970)	—	—
Exchange Traded Funds	(14,129,940)	(14,129,940)	—	—

Total Liabilities	(39,237,910)	(39,237,910)	—	—

Total	$57,378,097	$57,378,097	$—	$—

Barings International Fund
Assets
Common Stocks*
Australia	$707,634	$—	$707,634	$—
Bermuda	197,457	—	197,457	—
France	1,935,844	—	1,935,844	—
Germany	2,599,317	—	2,599,317	—
Hong Kong	478,085	—	478,085	—
Japan	5,880,470	43,537	5,836,933	—
Netherlands	1,656,720	—	1,656,720	—
Spain	336,805	—	336,805	—
Sweden	344,528	—	344,528	—
Switzerland	1,514,584	—	1,514,584	—
United Kingdom	4,509,390	238,975	4,270,415	—

Total Common Stocks	20,160,834	282,512	19,878,322	—
Investment Company*	313,701	313,701	—	—

Total	$20,474,535	$596,213	$19,878,322	$—

Guardian Capital Global Dividend Fund
Assets
Common Stocks*
Australia	$136,710	$—	$136,710	$—
Belgium	151,428	78,758	72,670	—
Canada	65,093	65,093	—	—
Denmark	29,887	29,887	—	—
Finland	23,397	—	23,397	—
France	108,076	—	108,076	—
Germany	278,377	—	278,377	—
Ireland	49,748	49,748	—	—
Israel	50,785	50,785	—	—
Italy	32,007	—	32,007	—
Japan	83,860	—	83,860	—
Netherlands	65,369	65,369	—	—
Spain	135,396	—	135,396	—
Sweden	60,143	—	60,143	—
Switzerland	261,708	82,291	179,417	—
United Kingdom	447,960	111,665	336,295	—
United States	2,360,251	2,360,251	—	—

Total Common Stocks	4,340,195	2,893,847	1,446,348	—
Rights	182	182	—	—
Investment Company*	1,827	1,827	—	—

Total	$4,342,204	$2,895,856	$1,446,348	$—

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Funds	Total Value at 10/31/15	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

LMCG Emerging Markets Fund
Assets
Common Stocks*
Brazil	$171,815	$171,815	$—	$—
Cayman Islands	28,324	—	28,324	—
China	303,333	—	303,333	—
Czech Republic	9,790	—	9,790	—
Egypt	10,964	—	10,964	—
Hong Kong	79,675	—	79,675	—
India	111,637	111,637	—	—
Indonesia	17,220	—	17,220	—
Malaysia	28,107	—	28,107	—
Mexico	137,813	137,813	—	—
Poland	27,662	—	27,662	—
Russia	55,919	16,061	39,858	—
South Africa	115,405	—	115,405	—
South Korea	396,324	33,443	362,881	—
Taiwan	278,141	—	278,141	—
Thailand	36,353	—	36,353	—
Turkey	88,115	—	88,115	—

Total Common Stocks	1,896,597	470,769	1,425,828	—

Exchange Traded Funds	92,577	92,577	—	—
Investment Company*	81,048	81,048	—	—

Total	$2,070,222	$644,394	$1,425,828	$—

Pictet International Fund
Assets
Common Stocks*
Australia	$2,561,331	$—	$2,561,331	$—
Austria	633,101	—	633,101	—
Belgium	1,025,190	—	1,025,190	—
Bermuda	619,782	—	619,782	—
Cayman Islands	1,849,511	—	1,849,511	—
Denmark	2,189,175	—	2,189,175	—
Finland	1,689,813	—	1,689,813	—
France	4,370,934	585,488	3,785,446	—
Hong Kong	745,394	—	745,394	—
Italy	2,034,146	—	2,034,146	—
Japan	8,216,023	—	8,216,023	—
Luxembourg	569,340	—	569,340	—
Netherlands	1,644,677	—	1,644,677	—
New Zealand	510,326	—	510,326	—
Papua New Guinea	329,044	—	329,044	—
Philippines	373,972	—	373,972	—
Portugal	447,566	—	447,566	—
Russia	901,249	901,249	—	—
South Korea	1,533,471	—	1,533,471	—
Spain	2,661,930	—	2,661,930	—
Sweden	1,200,925	—	1,200,925	—
Switzerland	3,435,116	—	3,435,116	—
United Kingdom	10,121,234	685,260	9,435,974	—

Total Common Stocks	49,663,250	2,171,997	47,491,253	—

Investment Company*	1,040,842	1,040,842	—	—

Total	$50,704,092	$3,212,839	$47,491,253	$—

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Funds	Total Value at 10/31/15	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

TAMRO International Small Cap
Assets
Common Stocks*
Australia	$66,905	$—	$66,905	$—
Bermuda	30,461	30,461	—	—
Brazil	31,500	31,500	—	—
Canada	47,244	47,244	—	—
China	95,692	—	95,692	—
France	250,120	113,830	136,290	—
Germany	61,750	—	61,750	—
Hong Kong	72,495	41,536	30,959	—
Italy	104,259	—	104,259	—
Japan	521,553	—	521,553	—
Mexico	51,207	51,207	—	—
Norway	25,512	—	25,512	—
Poland	17,464	—	17,464	—
Switzerland	43,429	—	43,429	—
Thailand	13,487	13,487	—	—
United Kingdom	214,487	64,144	150,343	—
Virgin Islands (British)	27,103	27,103	—	—

Total Common Stocks	1,674,668	420,512	1,254,156	—
Preferred Stock	22,163	—	22,163	—
Rights	—	—	—	—
Investment Company*	71,004	71,004	—	—

Total	$1,767,835	$491,516	$1,276,319	$—

Harrison Street Real Estate Fund
Assets
Investments in Securities*	$10,930,034	$10,930,034	$—	$—

Montag & Caldwell Balanced Fund
Assets
Common Stocks*	$16,913,147	$16,913,147	$—	$—
Corporate Notes and Bonds	6,428,980	—	6,428,980	—
U.S. Government and Agency Obligations	4,712,000	—	4,712,000	—
Investment Company*	1,703,074	1,703,074	—	—

Total	$29,757,201	$18,616,221	$11,140,980	$—

*	All Common Stocks and Investment Companies are Level 1. Please refer to the Schedule of Investments for industry, sector or country breakout.

At the end of each fiscal quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at a quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair values of investments that do not have readily available market values, the fair values of the Funds’ investments may fluctuate from period to period. Additionally, the fair values of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize upon the disposition of such investments. Further, such investments may be subject to legal and other restrictions on resale or they may be otherwise less liquid than publicly-traded securities.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

Certain securities that were held at October 31, 2015 and since the beginning of the fiscal year in Barings International Fund, River Road Independent Value Fund, River Road Small Cap Value Fund, and Pictet International Fund had changes in liquidity assessments which resulted in a transfer between Levels. Transfers between Levels, if any, are recognized as of the last day of the fiscal quarter in which the event or change in circumstances that resulted in reclassification occurred.

Funds	Transfer from Level 1 to Level 2	Transfer from Level 2 to Level 1
Barings International Fund	$240,528	$—
River Road Independent Value Fund	—	1,722,737
River Road Small Cap Value	—	6,697,537
Pictet International Fund	607,347	—

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The following is a reconciliation of Level 3 holdings since the beginning of the year. As of October 31, 2015, there were no Level 3 securities for which significant unobservable inputs or Adviser assumptions used in determining fair value:

DoubleLine Core Plus Fixed Income Fund	Total	Corporate Bonds	Asset- Backed
Fair Value, beginning of period	$640,628	$154,500	$486,128
Purchases	732,900	732,900	—
Sales	(236,925)	—	(236,925)
Transfer out	(1,119,733)	(888,305)	(231,428)
Amortization	(284)	(1,573)	1,289
Realized Gain/(Loss)	(492)	—	(492)
Change in unrealized appreciation (depreciation)	(16,094)	2,478	(18,572)

Fair value, end of period	$—	$—	$—

Change in net unrealized appreciation (depreciation) on Level 3 holdings held at end of period	$(16,094)	$2,478	$(18,572)

(2) Repurchase Agreements: Each Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Fund’s Adviser or Subadviser, subject to the seller’s agreement to repurchase and the Fund’s agreement to sell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund has the right to sell the underlying securities at market value and may claim any resulting loss against the seller. During the year ended October 31, 2015, the Funds did not hold any repurchase agreements.

(3) When Issued/Delayed Delivery Securities: Each Fund may purchase and sell securities on a “when issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of any security so purchased is subject to market fluctuations during the applicable period. The Funds segregate assets having an aggregate value at least equal to the amount of when issued or delayed delivery purchase commitments until payment is made. During the year ended October 31, 2015, DoubleLine Core Plus Fixed Income Fund owned delayed delivery securities.

(4) Mortgage-Backed Securities: Montag & Caldwell Balanced Fund, DoubleLine Core Plus Fixed Income Fund and TCH Fixed Income Fund may invest in mortgage-backed securities (“MBS”). These securities represent interests in pools of mortgage loans and they provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. The timely payment of principal and interest on MBS issued or guaranteed by Ginnie Mae (formerly known as the Government National Mortgage Association) is backed by Ginnie Mae and the full faith and credit of the U.S. government. MBS issued by U.S.

government agencies or instrumentalities other than Ginnie Mae are not “full faith and credit” obligations. Certain obligations, such as those issued by the Federal Home Loan Banks, Fannie Mae (formerly known as the Federal National Mortgage Association) and Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation) are supported only by the credit of the issuer. MBS issued by private issuers are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government-backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations are also higher. Montag & Caldwell Balanced Fund, DoubleLine Core Plus Fixed Income Fund and TCH Fixed Income Fund may also invest in collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”) and real estate mortgage investment conduits (“REMICs”). A CMO and/or REMIC is a bond that is collateralized by a pool of MBS. A CLO is a bond that is collateralized by a financial institution’s receivables from loans. These MBS pools are divided into classes with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid.

(5) Securities Sold Short: River Road Long-Short Fund utilizes short sales as part of its overall portfolio management strategy. A short sale involves the sale of a security that is borrowed from a broker or other institution. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon closing a short sale. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund making a short sale must segregate liquid assets, or otherwise cover its position in a permissible manner. The Subadviser determines the liquidity of assets, in accordance with procedures established by the Board. Cash segregated as collateral for short sales is shown in the Statement of Assets and Liabilities as segregated cash. Security positions segregated as collateral for short sales are included in the Total Investments on the Statement of Assets and Liabilities.

(6) Options Contracts: In the normal course of pursuing its investment objectives, certain Funds are subject to price volatility risk. Certain Funds may write and/or purchase call and put options on securities for hedging purposes, to seek capital appreciation, to mitigate risk and/or to increase exposure. Writing put options or purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes or purchases a call or put option, an amount equal to the premium received or paid by the Fund is included in a Fund’s Statement of Assets and Liabilities as a liability or an investment and subsequently adjusted to the current market value based on the quoted daily settlement price of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option

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is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. If the Fund writes a covered call option, the Fund forgoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option, it accepts the risk of a decline in the market value of the underlying security below the exercise price. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. The risk associated with purchasing put and call options is limited to the premium paid. Options were traded during the period in Anchor Capital Enhanced Equity Fund. See the Schedule of Investments for open options contracts held by Anchor Capital Enhanced Equity Fund at October 31, 2015. During the year ended October 31, 2015, the average* volume of derivative activities were as follows:

Funds	Purchased Options (Premium Paid)	Written Options (Premiums Received)
Anchor Capital Enhanced Equity Fund	$2,072,896	$5,160,134

*	estimated based on quarter-end holdings

(7) Forward Foreign Currency Contracts: In the normal course of pursuing their investment objectives, certain Funds are subject to foreign investment and currency risk. Certain Funds may enter into forward foreign currency contracts (“forward contracts”) for purposes of hedging, duration management, as a substitute for securities, to increase returns, for currency hedging or risk management, or to otherwise help achieve a Fund’s investment goal. These contracts are marked-to-market daily at the applicable forward exchange rates. A Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of its contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. During the year ended October 31, 2015, the Funds did not enter into any forward foreign currency contracts.

(8) Disclosures about Derivative Instruments: The following is a table summarizing the fair value of derivatives held at October 31, 2015, by primary risk exposure:

	Asset Derivative Investments Value	Liability Derivative Investments Value
	Equity Contracts(a)	Equity Contracts(a)
Anchor Capital Enhanced Equity Fund	$1,237,000	$(6,783,099)

(a)	Statement of Assets and Liabilities location: Total investments at value for purchase options and call options written, at value for written options.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2015:

	Amount of Realized Gain (Loss) on Derivatives Investments Value	Change in Unrealized Appreciation (Depreciation) on Derivatives Investments Value
	Equity Contracts (a)	Equity Contracts (b)
Anchor Capital Enhanced Equity Fund	$(13,224,046)	$2,587,832
(a)	Statement of Operations location: Net realized loss on purchased options and net realized loss on written options.

(b)	Statement of Operations location: Net change in unrealized appreciation (depreciation) on purchased options and net change in unrealized appreciation (depreciation) on written options.

(9) Investment Income and Securities Transactions: Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income is accrued daily. Dividend income and interest income are recorded in the Statement of Operations as investment income. Premiums and discounts are amortized or accreted on an effective yield method on fixed income securities. The Funds may be subject to foreign taxes on income, gains on investments, securities transactions or currency repatriation, some of which may be recoverable in part. The Funds will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the Funds invest. Transactions in securities are accounted for on a trade date basis. The cost of securities sold is determined using the identified cost method.

(10) Foreign Currency: Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates at the close of the regular trading session on the New York Stock Exchange. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are segregated from the effects of changes in market prices of those securities, and are included with the net realized gain (loss) on investments, and net change in unrealized appreciation (depreciation) on investment on the Statement of Operations.

(11) Federal Income Taxes: The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their respective net taxable income. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains.

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At October 31, 2015, the following Funds had available realized capital loss carryforwards to offset future net capital gains through the fiscal year ended:

	Capital Loss Carryforwards:
	2016		2017	2018	2019	No Expiration Short Term*	No Expiration Long Term*	Total

Cornerstone Large Cap Value Fund	$—		$7,545,482	$6,819,813	$—	$—	$—	$14,365,295
Fairpointe Focused Equity Fund	—		—	—	—	135,558	—	135,558
Montag & Caldwell Growth Fund	—		2,530,371	—	—	—	—	2,530,371
LMCG Small Cap Growth Fund	561,605	**	—	—	—	—	—	561,605
River Road Independent Value Fund	—		—	—	—	4,834,393	—	4,834,393
DoubleLine Core Plus Fixed Income Fund	—		—	—	—	2,853,818	1,207,345	4,061,163
TCH Fixed Income Fund	1,961,275		1,270,780	—	—	—	—	3,232,055
Guardian Capital Global Dividend Fund	—		—	—	—	80,836	39,734	120,570
LMCG Emerging Markets Fund	—		—	—	—	428,582	37,443	466,025
TAMRO International Small Cap Fund	—		—	—	—	31,717	—	31,717
Harrison Street Real Estate Fund	—		10,893,731	—	—	—	—	10,893,731

*	On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. Under the Modernization Act, the Funds are permitted to carry forward capital losses incurred for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.
**	This capital loss carryforward amount was acquired in the reorganization of the Aston Small Cap Fund into the LMCG Small Cap Growth Fund on April 19, 2013. The Fund’s ability to utilize the capital loss carryforwards is limited under Internal Revenue Service regulations.

For the year ended October 31, 2015, the following Funds utilized capital losses as follows:

		Utilized Capital Losses (with Expiration Year)
Fund	2016	2017	2018	2019	No Expiration

Cornerstone Large Cap Value Fund	$—	$3,579,111	$—	$—	$—
Montag & Caldwell Growth Fund	—	3,189,231	—	—	—
LMCG Small Cap Growth Fund	561,605	—	—	—	—
DoubleLine Core Plus Fixed Income Fund	—	—	—	—	177,911
TCH Fixed Income Fund	693,642	—	—	—	—
Anchor Capital Enhanced Equity Fund	—	—	—	—	441,599
Harrison Street Real Estate Fund	606,778	334,369	—	—	—

Under current laws, certain capital losses realized after October 31 may be deferred (and certain ordinary losses after January 1st may be deferred) and treated as occurring on the first day of the following fiscal year. During the year ended October 31, 2015, the Funds elected to defer the following losses incurred from November 1, 2014 through October 31, 2015:

	Long-Term Realized Capital Losses	Short-Term Realized Capital Losses	Late-Year Ordinary Losses
Montag & Caldwell Mid Cap Growth Fund	$—	$—	$44,348
LMCG Small Cap Growth Fund	—	—	1,157,118
River Road Independent Value Fund	—	—	3,602,333
River Road Select Value Fund	—	—	404,126
TAMRO Small Cap Fund	—	—	2,699,597
Lake Partners LASSO Alternatives Fund	—	—	1,030,882

Management has analyzed the Funds’ tax positions for all open tax years (current and prior three tax years), as well as potential exposure to foreign capital gains withholding taxes, and has concluded that no provision for federal, state, or international income tax is required in the Funds’ financial statements. The Funds’ federal income and excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service.

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(12) Multi-Class Operations: Each class offered by a Fund that is authorized to offer multiple classes of shares has equal rights as to the Fund’s net assets.

Income, fund and trust level expenses, and realized and unrealized capital gains and losses, if any, are allocated to each class of shares based on the relative net assets of each class. Class specific expenses are charged to each class.

(13) Offering Costs: Certain costs were incurred in connection with the offering of the following Funds, as disclosed in the table below. The costs associated have been capitalized and are being amortized on a straight-line basis over twelve months based on the commencement date of the Funds, stated below.

Fund	Inception Date	Original Offering Costs
Fairpointe Focused Equity Fund	December 24, 2014	$49,967
Guardian Capital Global Dividend Fund	April 14, 2014	59,779
Pictet International Fund	April 14, 2014	72,702
TAMRO International Small Cap fund	December 23, 2014	50,521

(14) Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(15) Commitments and Contingencies: In the normal course of business, the Trust enters into contracts on behalf of the Funds that contain a variety of provisions for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on experience, the Funds believe the risk of loss is remote.

Note (C) Dividends from Net Investment Income and Distributions of Capital Gains: Dividends and distributions to shareholders are recorded on the ex-dividend date. River Road Dividend All Cap Value Fund, River Road Dividend All Cap Value Fund II, DoubleLine Core Plus Fixed Income Fund and TCH Fixed Income Fund distribute dividends from net investment income to shareholders monthly and net realized gains from investment transactions, if any, are generally distributed annually, usually in December.

Anchor Capital Enhanced Equity Fund, Guardian Capital Global Dividend Fund, and Montag & Caldwell Balanced Fund distribute dividends from net investment income to shareholders quarterly and net realized gains from investment transactions, if any, are generally distributed annually, usually in December.

The following Funds distribute dividends from net investment income to shareholders annually and net realized gains from investment transactions, if any, are generally distributed annually, usually in December: Fairpointe Focused Equity Fund, Montag & Caldwell Growth Fund, Herndon Large Cap Value Fund, Cornerstone Large Cap Value Fund, Fairpointe Mid Cap Fund, Montag & Caldwell Mid Cap Growth Fund, LMCG Small Cap Growth Fund, Silvercrest Small Cap Fund, TAMRO Small Cap Fund, River Road Select Value Fund, River Road Small Cap Value Fund, River Road Independent Value Fund, Lake Partners LASSO Alternatives Fund, River Road Long-Short Fund, Barings International Fund, LMCG Emerging Markets Fund, Pictet International Fund, TAMRO International Small Cap Fund and Harrison Street Real Estate Fund.

Dividends and distributions are automatically reinvested in additional Fund shares on ex-date at that day’s ending NAV for the respective Fund for those shareholders who have elected the reinvestment option.

Differences in dividends per share between classes of the Funds are due to different class expenses.

Net investment income and realized gains and losses for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book and tax basis differences. Permanent differences, such as redesignation of dividends paid, partnership reclasses, disallowed capitalized dividends on short sales, reclass of short-term gain to ordinary income, write off of capital loss carryovers, return of capital adjustments, non-deductible tax paid and long term undistributed gains, premium reversals, paydown reclasses, passive foreign investment company reclasses, foreign currency reclasses, adjustments for business development corporations, disallowed expenses, non-deductible 12b-1 fee, Fund level over distributions, the use of equalization and net operating loss reclasses are reclassified among capital accounts in the financial statements to reflect their character. Temporary differences, such as deferrals on losses relating to wash sales transactions, amortization of offering costs, premium amortization, current year dividends payable, passive foreign investment company adjustments, qualified late-year losses deferred, prior year partnership basis adjustment, and capital loss carryovers, arise when income, expenses, gains or losses are recognized in different periods for financial statement and tax purposes; these differences may reverse at some time in the future.

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Permanent differences between book and tax basis reporting for the 2015 fiscal year have been identified and appropriately reclassified as indicated below. These reclassifications have no impact on net assets.

	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
Fairpointe Focused Equity Fund	$11,478	$—	$(11,478)
Herndon Large Cap Value Fund	(711)	711	—
Montag & Caldwell Growth Fund	(2,491,774)	(187,762,178)	190,253,952
River Road Dividend All Cap Value Fund	(1,885,701)	(6,112,677)	7,998,378
River Road Dividend All Cap Value Fund II	(138,240)	195,449	(57,209)
Fairpointe Mid Cap Fund	(4,105,915)	(79,773,583)	83,879,498
Montag & Caldwell Mid Cap Growth Fund	7,141	—	(7,141)
LMCG Small Cap Growth Fund	68,074	—	(68,074)
River Road Independent Value Fund	926,714	3,405	(930,119)
River Road Select Value Fund	(19,989)	(1,814,438)	1,834,427
River Road Small Cap Value Fund	643,900	(149,385)	(494,515)
TAMRO Small Cap Fund	4,937,003	(19,969,278)	15,032,275
DoubleLine Core Plus Fixed Income Fund	626,461	(626,461)	—
TCH Fixed Income Fund	73,744	(73,744)	—
Lake Partners LASSO Alternatives Fund	2,309,549	(5,080,824)	2,771,275
River Road Long-Short Fund	1,588,101	(1,588,101)	—
Barings International Fund	(4,046)	4,046	—
Guardian Capital Global Dividend Fund	4,537	537	(5,074)
LMCG Emerging Markets Fund	(13,849)	13,849	—
Pictet International Fund	(45,771)	62,053	(16,282)
TAMRO International Small Cap Fund	3,863	774	(4,637)
Harrison Street Real Estate Fund	(75)	75	—
Montag & Caldwell Balanced Fund	63,957	(63,957)	—

Distributions from net realized gains for book purposes may include short-term capital gains, which are classified as ordinary income for shareholder tax purposes.

The tax character of distributions paid during the fiscal years ended 2015 and 2014 was as follows:

	Distributions Paid-in 2015		Distributions Paid-in 2014
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains

Cornerstone Large Cap Value Fund	$1,369,629	$—	$400,233	$—
Herndon Large Cap Value Fund	2,334,787	7,726,222	3,419,118	6,349
Montag & Caldwell Growth Fund	44,398,227	627,221,330	45,645,316	341,924,841
River Road Dividend All Cap Value Fund	18,975,031	89,326,656	46,656,555	64,851,857
River Road Dividend All Cap Value Fund II	3,652,872	3,141,523	4,391,126	86,891
Fairpointe Mid Cap Fund	158,253,393	770,919,534	3,375,463	458,048,169
Montag & Caldwell Mid Cap Growth Fund	22,455	696,350	54,000	1,654,527
LMCG Small Cap Growth Fund	1,396,041	1,078,763	4,567,533	960,263
River Road Independent Value Fund	13,126,283	21,661,599	27,428,053	833,833
River Road Select Value Fund	7,895,744	17,043,425	5,039,706	26,824,144
River Road Small Cap Value Fund	9,289,576	31,938,623	10,537,955	56,872,092
Silvercrest Small Cap Fund	494,555	1,198,029	723,403	562,187
TAMRO Small Cap Fund	—	94,016,613	—	116,418,951
DoubleLine Core Plus Fixed Income Fund	12,876,362	—	5,696,835	—
TCH Fixed Income Fund	1,676,460	—	1,961,530	—
Anchor Capital Enhanced Equity Fund	3,854,267	—	3,308,423	—
Lake Partners LASSO Alternatives Fund	1,031,209	15,080,709	4,167,016	1,590,997
River Road Long-Short Fund	4,922,443	335,340	4,915,054	28,902
Barings International Fund	773,676	2,360,468	2,458,302	944,009
Guardian Capital Global Dividend Fund	102,970	—	46,620	—
LMCG Emerging Markets Fund	28,599	—	64,574	—
Pictet International Fund	188,437	—	—	—
Harrison Street Real Estate Fund	164,358	—	147,567	—
Montag & Caldwell Balanced Fund	241,984	1,808,010	208,332	740,641

177

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Notes to Financial Statements – continued

As of October 31, 2015, the most recent tax year end, the components of distributable earnings on a tax basis were as follows:

	Accumulated Capital and Other Losses	Undistributed Ordinary Income	Undistributed Long-Term Gain	Appreciation (Depreciation)	Total
Cornerstone Large Cap Value Fund	$(14,365,295)	$999,888	$—	$(11,255,609)	$(24,621,016)
Fairpointe Focused Equity Fund	(135,558)	54,030	—	(322,512)	(404,040)
Herndon Large Cap Value Fund	—	963,616	156,441	9,123,495	10,243,552
Montag & Caldwell Growth Fund	(2,530,371)	5,987,336	453,313,303	282,576,306	739,346,574
River Road Dividend All Cap Value Fund	—	—	68,842,050	139,805,427	208,647,477
River Road Dividend All Cap Value Fund II	—	—	1,666,697	8,623,205	10,289,902
Fairpointe Mid Cap Fund	—	12,066,800	234,496,728	403,129,667	649,693,195
Montag & Caldwell Mid Cap Growth Fund	(44,348)	—	1,215,154	1,367,116	2,537,922
LMCG Small Cap Growth Fund	(1,718,723)	—	25,386	(6,196,532)	(7,889,869)
River Road Independent Value Fund	(8,436,726)	—	—	(25,777,073)	(34,213,799)
River Road Select Value Fund	(404,126)	—	7,969,023	2,982,812	10,547,709
River Road Small Cap Value Fund	—	1,531,982	13,692,607	36,538,627	51,763,216
Silvercrest Small Cap Fund	—	259,867	6,208,067	3,156,437	9,624,371
TAMRO Small Cap Fund	(2,699,597)	—	127,883,451	71,601,080	196,784,934
DoubleLine Core Plus Fixed Income Fund	(4,061,163)	244,629	—	(7,489,005)	11,305,539
TCH Fixed Income Fund	(3,232,055)	12,396	—	(19,474)	(3,239,133)
Anchor Capital Enhanced Equity Fund	—	368,674	590,164	78,903	1,037,741
Lake Partners LASSO Alternatives Fund	(1,030,882)	—	11,177,682	4,356,028	14,502,828
River Road Long-Short Fund	—	1,302,018	544,844	(3,308,012)	(1,461,150)
Barings International Fund	—	220,278	304,678	1,209,342	1,734,298
Guardian Capital Global Dividend Fund	(120,570)	28,570	—	215,561	123,561
LMCG Emerging Markets Fund	(466,025)	19,918	—	(156,009)	(602,116)
Pictet International Fund	—	973,948	—	(88,522)	885,426
TAMRO International Small Cap Fund	(31,716)	27,902	—	(21,507)	(25,321)
Harrison Street Real Estate Fund	(10,893,730)	122,213	—	238,319	(10,533,198)
Montag & Caldwell Balanced Fund	—	11,392	1,324,571	2,593,122	3,929,085

Note (D) Shares of Beneficial Interest: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Share transactions of the Funds were as follows:

Year Ended October 31, 2015

Class N	Sold	Proceeds From Reinvestment of Distributions	Redeemed	Net Increase (Decrease) in Shares Outstanding
Cornerstone Large Cap Value Fund	1,788,633	28,081	(1,491,371)	325,343
Fairpointe Focused Equity Fund (a)(b)	263,764	—	(17,767)	245,997
Herndon Large Cap Value Fund	204,863	62,690	(555,307)	(287,754)
Montag & Caldwell Growth Fund	7,138,882	8,194,054	(29,417,908)	(14,084,972)
River Road Dividend All Cap Value Fund	3,166,753	2,107,691	(13,241,566)	(7,967,122)
River Road Dividend All Cap Value Fund II	73,197	22,350	(384,147)	(288,600)
Fairpointe Mid Cap Fund	10,093,808	9,137,627	(21,538,445)	(2,307,010)
Montag & Caldwell Mid Cap Growth Fund	22,197	34,984	(271,296)	(214,115)
LMCG Small Cap Growth Fund	10,550,961	105,407	(2,502,649)	8,153,719
River Road Independent Value Fund	5,681,604	1,563,007	(9,309,358)	(2,064,747)
River Road Select Value Fund	73,126	156,298	(525,281)	(295,857)
River Road Small Cap Value Fund	397,814	503,817	(2,457,631)	(1,556,000)
Silvercrest Small Cap Fund	1,007,117	9,374	(201,402)	815,089
TAMRO Small Cap Fund	941,849	2,105,009	(6,664,523)	(3,617,665)
DoubleLine Core Plus Fixed Income Fund	17,140,542	330,780	(4,242,057)	13,229,265
TCH Fixed Income Fund	486,398	101,645	(609,564)	(21,521)
Anchor Capital Enhanced Equity Fund	2,092,810	175,479	(3,722,695)	(1,454,406)
Lake Partners LASSO Alternatives Fund	2,643,650	133,278	(2,843,208)	(66,280)
River Road Long-Short Fund	2,159,459	231,451	(9,572,482)	(7,181,572)
Barings International Fund	12,218	8,119	(3,483)	16,854
Guardian Capital Global Dividend Fund	3,342	32	(1,156)	2,218
LMCG Emerging Markets Fund	2,222	426	(1,711)	937
Pictet International Fund	6,850	34	(1,762)	5,122
TAMRO International Small Cap Fund (c)	112,581	—	(6,729)	105,852
Harrison Street Real Estate Fund	152,499	11,379	(367,136)	(203,258)
Montag & Caldwell Balanced Fund	377,132	78,257	(167,264)	288,125

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Notes to Financial Statements – continued

Class I	Sold	Proceeds From Reinvestment of Distributions	Redeemed	Net Increase (Decrease) in Shares Outstanding
Cornerstone Large Cap Value Fund	1,038,073	56,356	(2,604,193)	(1,509,764)
Fairpointe Focused Equity Fund (a)(b)	445,153	—	(1)	445,152
Herndon Large Cap Value Fund	1,504,825	624,457	(2,898,699)	(769,417)
Montag & Caldwell Growth Fund	9,136,847	14,272,154	(66,732,284)	(43,323,283)
River Road Dividend All Cap Value Fund	6,894,934	4,086,211	(16,988,277)	(6,007,132)
River Road Dividend All Cap Value Fund II	1,954,180	444,366	(2,238,283)	160,263
Fairpointe Mid Cap Fund	21,809,966	10,047,970	(31,979,189)	(121,253)
Montag & Caldwell Mid Cap Growth Fund	194,128	27,469	(13,014)	208,583
LMCG Small Cap Growth Fund	5,014,447	52,633	(820,163)	4,246,917
River Road Independent Value Fund	2,378,112	1,546,766	(27,022,115)	(23,097,237)
River Road Select Value Fund	725,982	2,999,976	(11,708,876)	(7,982,918)
River Road Small Cap Value Fund	4,076,490	2,833,551	(5,385,952)	1,524,089
Silvercrest Small Cap Fund	7,917,658	100,934	(2,591,868)	5,426,724
TAMRO Small Cap Fund	2,927,154	2,381,469	(10,007,368)	(4,698,745)
DoubleLine Core Plus Fixed Income Fund	18,070,549	742,838	(4,697,945)	14,115,442
TCH Fixed Income Fund	681,573	49,603	(701,252)	29,924
Anchor Capital Enhanced Equity Fund	4,045,214	165,598	(6,567,499)	(2,356,687)
Lake Partners LASSO Alternatives Fund	6,903,527	804,316	(29,352,862)	(21,645,019)
River Road Long-Short Fund	1,845,983	160,137	(7,436,665)	(5,430,545)
Barings International Fund	168,034	526,718	(467,167)	227,585
Guardian Capital Global Dividend Fund	10,042	5,543	(731)	14,854
LMCG Emerging Markets Fund	—	2,687	(152,256)	(149,569)
Pictet International Fund	5,060,181	5,369	(781,788)	4,283,762
TAMRO International Small Cap Fund (c)	66,529	—	(1)	66,528
Harrison Street Real Estate Fund	9,993	565	(28,917)	(18,359)
Montag & Caldwell Balanced Fund	94,050	3,852	(28,359)	69,543

(a)	The commencement of investment operations for Fairpointe Focused Equity Fund is December 23, 2014.
(b)	Fairpointe Focused Equity Fund had a subscription-in-kind in the amount of $2,333,718 on December 23, 2014. The subscription was comprised of securities, cash and dividends accrued in the amount of $2,305,531, $26,148 and $2,039, respectively.
(c)	The commencement of investment operations for TAMRO International Small Cap Fund is December 22, 2014.

Class R	Sold	Proceeds From Reinvestment of Distributions	Redeemed	Net Decrease in Shares Outstanding
Montag & Caldwell Growth Fund	35,243	43,433	(118,215)	(39,539)

Year Ended October 31, 2014

Class N	Sold	Proceeds From Reinvestment of Distributions	Redeemed	Net Increase (Decrease) in Shares Outstanding
Cornerstone Large Cap Value Fund	3,048,364	6,618	(840,585)	2,214,397
Herndon Large Cap Value Fund	774,911	78,380	(2,949,039)	(2,095,748)
Montag & Caldwell Growth Fund	7,516,258	5,582,826	(44,037,900)	(30,938,816)
River Road Dividend All Cap Value Fund	4,595,497	2,941,808	(14,719,302)	(7,181,997)
River Road Dividend All Cap Value Fund II	308,070	16,347	(92,224)	232,193
Fairpointe Mid Cap Fund	13,219,533	4,903,545	(18,453,660)	(330,582)
Montag & Caldwell Mid Cap Growth Fund	35,309	147,172	(438,462)	(255,981)
LMCG Small Cap Growth Fund	615,033	304,695	(585,882)	333,846
River Road Independent Value Fund	6,616,331	1,167,151	(11,067,285)	(3,283,803)
River Road Select Value Fund	215,257	295,283	(1,412,098)	(901,558)
River Road Small Cap Value Fund	695,985	871,062	(1,272,564)	294,483
Silvercrest Small Cap Fund	318,690	9,961	(168,205)	160,446
TAMRO Small Cap Fund	2,156,386	1,983,756	(9,725,416)	(5,585,274)
DoubleLine Core Plus Fixed Income Fund	2,161,225	141,089	(4,006,735)	(1,704,421)
TCH Fixed Income Fund	549,014	133,538	(1,567,315)	(884,763)
Anchor Capital Enhanced Equity Fund	3,747,280	184,255	(4,009,865)	(78,330)
Lake Partners LASSO Alternatives Fund	1,605,400	40,597	(2,469,534)	(823,537)
River Road Long-Short Fund	8,014,551	238,102	(7,696,381)	556,272
Barings International Fund	8,221	5,415	(27,372)	(13,736)
Guardian Capital Global Dividend Fund (a)	100,106	—	—	100,106
LMCG Emerging Markets Fund	6,335	1,079	(1,378)	6,036
Pictet International Fund (b)	105,262	—	—	105,262
Harrison Street Real Estate Fund	374,724	12,655	(529,928)	(142,549)
Montag & Caldwell Balanced Fund	49,674	35,776	(198,637)	(113,187)

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Notes to Financial Statements – continued

Class I	Sold	Proceeds From Reinvestment of Distributions	Redeemed	Net Increase (Decrease) in Shares Outstanding
Cornerstone Large Cap Value Fund	4,871,810	19,747	(993,206)	3,898,351
Herndon Large Cap Value Fund	5,946,567	145,491	(2,674,050)	3,418,008
Montag & Caldwell Growth Fund	24,146,473	5,932,472	(41,799,885)	(11,720,940)
River Road Dividend All Cap Value Fund	9,868,160	3,439,419	(12,909,103)	398,476
River Road Dividend All Cap Value Fund II	3,185,525	293,676	(990,015)	2,489,186
Fairpointe Mid Cap Fund	30,513,534	3,826,779	(15,079,903)	19,260,410
Montag & Caldwell Mid Cap Growth Fund (c)	322,300	—	(14)	322,286
LMCG Small Cap Growth Fund	696,705	82,467	(339,984)	439,188
River Road Independent Value Fund	13,556,500	1,311,396	(13,609,667)	1,258,229
River Road Select Value Fund	3,281,294	3,175,257	(5,705,277)	751,274
River Road Small Cap Value Fund	6,333,689	3,935,519	(6,638,474)	3,630,734
Silvercrest Small Cap Fund	2,326,474	76,930	(331,458)	2,071,946
TAMRO Small Cap Fund	5,439,909	2,400,215	(19,301,842)	(11,461,718)
DoubleLine Core Plus Fixed Income Fund	10,159,407	317,973	(6,234,468)	4,242,912
TCH Fixed Income Fund	885,168	40,165	(343,869)	581,464
Anchor Capital Enhanced Equity Fund	7,598,733	122,231	(2,426,538)	5,294,426
Lake Partners LASSO Alternatives Fund	9,990,525	329,595	(6,588,040)	3,732,080
River Road Long-Short Fund	9,063,711	164,164	(5,460,015)	3,767,860
Barings International Fund	775,349	457,485	(2,987,094)	(1,754,260)
Guardian Capital Global Dividend Fund (a)	302,975	2,366	—	305,341
LMCG Emerging Markets Fund	26,107	5,932	(41,200)	(9,161)
Pictet International Fund (b)	904,851	—	—	904,851
Harrison Street Real Estate Fund	29,872	396	(19,438)	10,830
Montag & Caldwell Balanced Fund	14,759	1,333	(14,900)	1,192

(a)	The commencement of investment operations for Guardian Capital Global Dividend Fund is April 11, 2014.
(b)	The commencement of investment operations for Pictet International Fund is April 11, 2014.
(c)	The commencement of investment operations for Montag & Caldwell Mid Cap Growth Fund Class I is May 13, 2014.

Class R	Sold	Proceeds From Reinvestment of Distributions	Redeemed	Net Decrease in Shares Outstanding
Montag & Caldwell Growth Fund	43,265	20,886	(156,936)	(92,785)

Note (E) Investment Transactions: Aggregate purchases and proceeds from sales and maturities of investment securities (other than short-term investments) for the year ended October 31, 2015 were as follows:

	Purchases		Proceeds from Sales

	U.S Government	Other	U.S Government	Other
Cornerstone Large Cap Value Fund	$—	$82,484,485	$—	$101,398,715
Fairpointe Focused Equity Fund	—	1,217,288	—	46,064
Herndon Large Cap Value Fund	—	82,610,175	—	103,059,624
Montag & Caldwell Growth Fund	—	337,620,193	—	766,720,917
River Road Dividend All Cap Value Fund	—	256,256,225	—	504,657,427
River Road Dividend All Cap Value Fund II	—	45,516,700	—	48,650,312
Fairpointe Mid Cap Fund	—	1,673,808,483	—	2,721,532,124
Montag & Caldwell Mid Cap Growth Fund	—	5,987,097	—	6,975,216
LMCG Small Cap Growth Fund	—	294,555,281	—	101,472,929
River Road Independent Value Fund	—	56,128,651	—	155,410,152
River Road Select Value Fund	—	78,107,472	—	169,016,907
River Road Small Cap Value Fund	—	155,443,230	—	196,514,395
Silvercrest Small Cap Fund	—	130,892,039	—	38,599,648
TAMRO Small Cap Fund	—	445,639,756	—	736,750,318
DoubleLine Core Plus Fixed Income Fund	189,995,122	305,971,253	68,017,830	116,480,326
TCH Fixed Income Fund	4,871,188	9,387,428	6,215,401	8,394,452
Anchor Capital Enhanced Equity Fund	—	67,098,080	—	112,953,725
Lake Partners LASSO Alternatives Fund	—	229,658,305	—	514,905,677
River Road Long-Short Fund	—	378,543,685	—	504,320,396
Barings International Fund	—	7,692,729	—	9,122,340
Guardian Capital Global Dividend Fund	—	1,481,085	—	1,294,355
LMCG Emerging Markets Fund	—	2,008,602	—	3,340,216
Pictet International Fund	—	55,998,309	—	17,079,189
TAMRO International Small Cap Fund	—	2,540,676	—	791,006
Harrison Street Real Estate Fund	—	18,913,068	—	21,570,180
Montag & Caldwell Balanced Fund	1,674,863	13,604,486	889,716	8,957,927

180

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Notes to Financial Statements – continued

Note (F) Redemption Fees: In accordance with the prospectus, certain Funds may assess a redemption fee on Fund share redemptions and exchanges within specified time periods. The redemption fees are indicated in the following table for the year ended October 31, 2015 and are included in the Cost of Shares Redeemed on the Statements of Changes in Net Assets:

Fund Name	Time Period	Amount
Barings International Fund	2% Within 90 Days	$210
Guardian Capital Global Dividend Fund	2% Within 90 Days	50
LMCG Emerging Markets Fund	2% Within 90 Days	—
Pictet International Fund	2% Within 90 Days	972
Harrison Street Real Estate Fund	2% Within 90 Days	5,024

Note (G) Advisory, Administration, Affiliated Investments, Distribution Services and Trustee Arrangements:

Advisory. Aston serves as investment adviser and administrator to the Funds. Under the terms of the investment advisory agreement for the Funds (the “Investment Advisory Agreement”), fees are accrued daily and paid monthly, at specified annual rates of average daily net assets. The factors considered by the Board in approving the current Investment Advisory Agreement are included in the Funds’ annual or semi-annual report to shareholders covering the period during which the approval occurred.

Certain Funds are subject to an expense limitation agreement with the Adviser, pursuant to which annual ordinary operating expenses for Class N and Class I shareholders are capped at certain specified annual rates of average daily net assets. There are no contractual expense limitations for Class R shareholders.

The contractual expense limitations for the Funds are effective through February 29, 2016. The advisory rates and contractual expense limitations for the year ended October 31, 2015 were as follows:

		Contractual Expense Limitations
Fund Name	Advisory Fees	Class N	Class I
Cornerstone Large Cap Value Fund	0.80%	1.30%	1.05%
Fairpointe Focused Equity Fund (a)	0.80%	1.15%	0.90%
Herndon Large Cap Value Fund	0.80%	1.30%	1.05%
Montag & Caldwell Growth Fund	0.80% on first $800,000,000
	0.60% over $800,000,000 up to $6 billion
	0.55% over $6 billion up to $12 billion 0.50% over $12 billion	N/A	N/A
River Road Dividend All Cap Value Fund	0.70%	1.30%	1.05%
River Road Dividend All Cap Value Fund II	0.70%	1.30%	1.05%
Fairpointe Mid Cap Fund	0.80% on first $100,000,000
	0.75% next $300,000,000
	0.70% over $400,000,000	N/A	N/A
Montag & Caldwell Mid Cap Growth Fund	0.85%	1.25%	1.00%
LMCG Small Cap Growth Fund	1.00%	1.35%	1.10%
River Road Independent Value Fund	1.00%	1.42%	1.17%
River Road Select Value Fund	1.00%	1.50%	1.25%
River Road Small Cap Value Fund	0.90%	N/A	N/A
Silvercrest Small Cap Fund	1.00%	1.40%	1.15%
TAMRO Small Cap Fund	0.90%	N/A	N/A
DoubleLine Core Plus Fixed Income Fund	0.55%	0.94%	0.69%
TCH Fixed Income Fund	0.55%	0.94%	0.69%
Anchor Capital Enhanced Equity Fund	0.70%	1.40%	1.15%
Lake Partners LASSO Alternatives Fund (b)	1.00%	1.40%	1.15%
River Road Long-Short Fund	1.20%	1.70%	1.45%
Barings International Fund	1.00%	1.40%	1.15%
Guardian Capital Global Dividend Fund	0.80%	1.30%	1.05%
LMCG Emerging Markets Fund	1.05%	1.43%	1.18%
Pictet International Fund	0.90%	1.40%	1.15%
TAMRO International Small Cap Fund (c)	1.00%	1.50%	1.25%
Harrison Street Real Estate Fund	1.00%	1.37%	1.12%
Montag & Caldwell Balanced Fund	0.75%	1.35%	1.10%

(a)	The commencement of investment operations for Fairpointe Focused Equity Fund is December 23, 2014.
(b)	Prior to February 28, 2015, the contractual expense limitation was 1.45% and 1.20% for Class N and Class I, respectively.
(c)	The commencement of investment operations for TAMRO International Small Cap Fund is December 22, 2014.

181

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Notes to Financial Statements – continued

Pursuant to a contractual expense reimbursement agreement between the Adviser and the Trust, for a period of up to three years from the fiscal year end during which the Adviser waived its advisory fees or reimbursed expenses for each of: Fairpointe Focused Equity Fund-Classes N and I, Herndon Large Cap Value Fund-Classes N and I, River Road Dividend All Cap Value Fund II-Classes N and I, LMCG Small Cap Growth Fund-Classes N and I, River Road Independent Value Fund-Classes N and I, Silvercrest Small Cap Fund-Classes N and I, DoubleLine Core Plus Fixed Income Fund-Classes N and I, River Road Long-Short Fund-Classes N and I, Guardian Capital Global Dividend Fund-Classes N and I, LMCG Emerging Markets Fund-Classes N and I, Pictet International Fund-Classes N and I, and TAMRO International Small Cap Fund-Classes N and I, the Adviser is entitled to be reimbursed by each Fund for such previously waived fees and reimbursed expenses from commencement of operations through the completion of the first three full fiscal years, to the extent that each Fund’s expense ratio (not including interest, taxes, other investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses) remains below the operating expense cap after such reimbursement.

The cumulative reimbursement amounts as of October 31, 2015 that are entitled to be recouped for each Fund are as follows:

	Expiration
	2016	2017	2018
Fairpointe Focused Equity Fund	N/A	N/A	$128,683
Herndon Large Cap Value Fund	$—	N/A	N/A
River Road Dividend All Cap Value Fund II	—	$—	—
LMCG Small Cap Growth Fund	157,143	131,012	N/A
River Road Independent Value Fund	59,855	25,960	N/A
Silvercrest Small Cap Fund	116,435	108,554	77,805
DoubleLine Core Plus Fixed Income Fund	205,067	183,865	N/A
River Road Long-Short Fund	76,699	—	N/A
Guardian Capital Global Dividend Fund	N/A	89,764	122,164
LMCG Emerging Markets Fund	119,333	173,395	156,268
Pictet International Fund	N/A	102,208	175,077
TAMRO International Small Cap Fund	N/A	N/A	141,989

Total	$734,532	$814,758	$801,986

For the year ended October 31, 2015, the Adviser was reimbursed $42,793 by the Herndon Large Cap Value Fund and $34,948 by the River Road Long-Short Fund for recoupment of prior year fee waivers. No other Fund in the above table reimbursed the Adviser for the period.

During the year ended October 31, 2015, the following Funds were reimbursed by the respective Subadviser for losses incurred on transactions not meeting the Funds’ investment guidelines:

Capital Contribution
Guardian Capital Global Dividend Fund	$441
Pictet International Fund	23,298

On November 25, 2014, Instinet LLC contributed $60 of capital to the following Fund to mitigate the negative impact to Shareholders from a trade execution error.

Capital Contribution
River Road Dividend All Cap Value Fund	$60

On March 13, 2015, BNY Mellon contributed $872 of capital to the following Fund to mitigate the negative impact to Shareholders from an incorrect calculation of net asset value.

Capital Contribution
Lake Partners LASSO Alternatives Fund	$872

On September 28, 2015, State Street Bank contributed to the LASSO Alternatives Fund 9,777 shares of Blackrock Global Long/Short Equity Fund (an investment held by the Fund) with a fair market value of $115,466. The contribution was made to mitigate the negative impact to the Fund resulting from an incorrect calculation of the Blackrock Fund’s net asset value.

The Adviser manages each Fund by retaining one or more Subadvisers to manage each Fund, as follows:

Fund	Subadviser
Cornerstone Large Cap Value Fund	Cornerstone Investment Partners, LLC
Fairpointe Focused Equity Fund	Fairpointe Capital LLC
Herndon Large Cap Value Fund	Herndon Capital Management, LLC
Montag & Caldwell Growth Fund	Montag & Caldwell, LLC
River Road Dividend All Cap Value Fund	River Road Asset Management, LLC
River Road Dividend All Cap Value Fund II	River Road Asset Management, LLC
Fairpointe Mid Cap Fund	Fairpointe Capital LLC
Montag & Caldwell Mid Cap Growth Fund	Montag & Caldwell, LLC
LMCG Small Cap Growth Fund	LMCG Investments, LLC
River Road Independent Value Fund	River Road Asset Management, LLC
River Road Select Value Fund	River Road Asset Management, LLC
River Road Small Cap Value Fund	River Road Asset Management, LLC
Silvercrest Small Cap Fund	Silvercrest Asset Management Group LLC
TAMRO Small Cap Fund	TAMRO Capital Partners LLC
DoubleLine Core Plus Fixed Income Fund	DoubleLine Capital LP
TCH Fixed Income Fund	Taplin, Canida & Habacht, LLC
Anchor Capital Enhanced Equity Fund	Anchor Capital Advisors LLC
Lake Partners LASSO Alternatives Fund	Lake Partners, Inc.
River Road Long-Short Fund	River Road Asset Management, LLC
Barings International Fund	Baring International Investment Limited
Guardian Capital Global Dividend Fund	Guardian Capital LP
LMCG Emerging Markets Fund	LMCG Investments, LLC
Pictet International Fund	Pictet Asset Management Limited
TAMRO International Small Cap Fund	TAMRO Capital Partners LLC
Harrison Street Real Estate Fund	Harrison Street Securities, LLC
Montag & Caldwell Balanced Fund	Montag & Caldwell, LLC

Subadvisory fees are paid monthly by Aston. The factors considered by the Board in approving the current sub-investment advisory agreements for the Funds (each, a “Sub-Investment Advisory Agreement”) are included in the additional information section of the Funds’ annual or semi-annual report to shareholders covering the period in which such approval occurred.

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Administration. Under the terms of the administration agreement between the Trust and Aston, the Funds’ administrator (the “Administration Agreement”), administration fees are accrued daily and paid monthly, based on a specified percentage of average daily net assets of the Trust, and base fees are fixed at an annual rate of $12,000 per Fund. The fee is allocated to each Fund based on the relative net assets of the Trust. Administration expenses also include pricing agent fees and compliance-related expenses. The administration fee arrangement is as follows:

Administration Fees at Trust Level	Annual Rate

First $7.4 billion	0.0437%
Over $7.4 billion	0.0412%

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) provides certain administrative services to the Funds pursuant to a Sub-administration and Accounting Services Agreement between Aston and BNY Mellon (the “Sub-Administration Agreement”).

Distribution Services. Foreside Funds Distributors LLC (the “Distributor”) serves as principal underwriter and distributor of the Funds’ shares. Pursuant to Rule 12b-1 distribution and service plans (the “Plans”) adopted by the Funds, with respect to Class N shares and Class R shares, the Funds pay certain expenses associated with the distribution and servicing of their shares. Under the Plans, each Fund may pay actual expenses not exceeding, on an annual basis, 0.25% of each participating Fund’s Class N average daily net assets and 0.50% of each participating Fund’s Class R average daily net assets. The Class I shares do not have Rule 12b-1 plans. Effective January 1, 2012 and ending October 31, 2013, the TCH Fixed Income Fund

12b-1 fee was reduced to 0.15%. Effective January 1, 2012, Montag & Caldwell Balanced Fund reduced its 12b-1 fees to 0.10%.

Trustees. The Trustees of the Trust who are not affiliated with the Adviser or a Subadviser receive an annual retainer and per meeting fees, and they are reimbursed for out-of-pocket expenses for each meeting of the Board they attend. The Chairman of the Board and the Audit Committee Chair receive additional retainers. No officer or employee of the Adviser, of a Subadviser, or of their affiliates receives any compensation from the Funds for acting as a Trustee of the Trust. The officers of the Trust receive no compensation directly from the Funds for performing the duties of their offices, except that the Funds compensate the Administrator for providing an officer to serve as the Funds’ Chief Compliance Officer. The aggregate remuneration paid to the Trustees during the year ended October 31, 2015 was $758,588.

Effective May 30, 2014, Aston became an indirect, wholly-owned subsidiary of Affiliated Managers Group, Inc. (“AMG”), the interests in which are held by AMG through its wholly-owned subsidiary, AMG Funds LLC. AMG Funds LLC serves as investment adviser to the AMG Funds family of mutual funds (“AMG Funds”) and the same trustees serve on the Boards of Trustees of both the Trust and AMG Funds. Effective January 1, 2015, the Trustees’ fees and expenses are generally allocated among all of the Funds and the funds within AMG Funds based on the relative net assets of such funds. Before January 1, 2015, the Trustees’ fees and expenses were allocated among the Aston Funds. The “Trustees fees and related expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid to the Trustees of the Trust.

Affiliated Investments: Certain Funds may invest in affiliated funds subject to compliance with each Fund’s policies.

A summary of each Fund’s investment, as applicable, in affiliated funds for the year ended October 31, 2015, is as follows:

DoubleLine Core Plus Fixed Income Fund

Underlying Fund	Purchases	Proceeds from Sales	Market Value 10/31/2015	Dividend Income	Realized Gain
DoubleLine Floating Rate Fund	$11,200,000	$4,000,000	$9,589,931	$301,078	$23,712

Note (H) Credit Agreement: Effective July 6, 2010 and as amended August 29, 2014 and July 29, 2015, the Trust entered into a Credit Agreement with The Bank of New York Mellon (the “Bank”) which provides the Trust with a revolving line of credit facility of up to $50 million. The facility is shared by each series of the Trust and is available for temporary, emergency purposes including liquidity needs in meeting redemptions. The interest rate on outstanding Alternate Base Rate Loans is equal to the greater of the Prime Rate plus 1.25% or 0.50% plus the Federal Funds Effective Rate plus 1.25%. The interest rate on outstanding Overnight Loans is equal to the greater of the Federal Funds Effective Rate plus 1.25% or the One Month LIBOR Rate plus 1.25%. Effective July 29, 2015, the Trust pays a commitment fee on the unutilized commitment amount of 0.15% per annum, included in Other Expenses on the Statement of Operations. Prior to July 29, 2015, the Trust paid a commitment fee of 0.12% per annum. The Funds did not utilize the line of credit during the year ended October 31, 2015.

Note (I) Fund Closure: ASTON/TAMRO Diversified Equity Fund was liquidated on October 29, 2015.

Note (J) Significant Concentrations: Certain Funds may invest a significant percentage of their assets in securities of foreign issuers. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in

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the respective countries. Some countries in which the Funds invest may require government approval for repatriation of investment income, capital or the proceeds for sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. In addition, changes in currency exchange rates will affect the value of investments denominated in a foreign currency, as well as investment income derived from those securities.

Note (K) Subsequent Events: Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements, except as follows:

The Trust filed a Post-Effective Amendment to its Registration Statement on August 18, 2015 for the purpose of adding a new series to the Trust, ASTON/River Road Focused Absolute Value Fund. This new fund commenced investment operations on November 3, 2015.

The Trust filed a Post-Effective Amendment to its Registration Statement on October 1, 2015 for the purpose of adding a new series to the Trust, ASTON/Value Partners Asia Dividend Fund. This new fund commenced investment operations on December 16, 2015.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Aston Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Aston Funds (the “Trust”) (comprising, respectively, ASTON/Cornerstone Large Cap Value Fund, ASTON/Fairpointe Focused Equity Fund, ASTON/Herndon Large Cap Value Fund, ASTON/Montag & Caldwell Growth Fund, ASTON/River Road Dividend All Cap Value Fund, ASTON/River Road Dividend All Cap Value Fund II, ASTON/Fairpointe Mid Cap Fund, ASTON/Montag & Caldwell Mid Cap Growth Fund, ASTON/LMCG Small Cap Growth Fund, ASTON/River Road Independent Value Fund, ASTON/River Road Select Value Fund, ASTON/River Road Small Cap Value Fund, ASTON/Silvercrest Small Cap Fund, ASTON/TAMRO Small Cap Fund, ASTON/DoubleLine Core Plus Fixed Income Fund, ASTON/TCH Fixed Income Fund, ASTON/Anchor Capital Enhanced Equity Fund, ASTON/Lake Partners LASSO Alternatives Fund, ASTON/River Road Long-Short Fund, ASTON/Barings International Fund, ASTON/Guardian Capital Global Dividend Fund, ASTON/LMCG Emerging Markets Fund, ASTON/Pictet International Fund, ASTON/TAMRO International Small Cap Fund, ASTON/Harrison Street Real Estate Fund, and ASTON/Montag & Caldwell Balanced Fund (the “Funds”)) as of October 31, 2015, and the related statements of operations, changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Aston Funds at October 31, 2015, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 22, 2015

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Additional Information (unaudited)

Form N-Q: The Trust files complete schedules of portfolio holdings for the Funds with the Securities and Exchange Commission (the “SEC”) for the Trust’s first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q are available on the SEC’s website at www.sec.gov and are available for review and copying at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling the SEC at 202-942-8090.

Proxy Voting: The Trust’s Proxy Voting Policies and Procedures, used to determine how to vote proxies relating to portfolio securities, are included in the Trust’s Statement of Additional Information, which is available (i) upon request, without charge, by calling 800-992-8151; (ii) on Aston Funds’ website at www.astonfunds.com; and (iii) on the SEC’s website at www.sec.gov. The Funds’ Proxy Voting Record for the most recent twelve-month period ended June 30 is available without charge (i) on the Funds’ website at www.astonfunds.com; and (ii) on the SEC’s website at www.sec.gov.

CONSIDERATIONS OF THE BOARD OF TRUSTEES IN CONNECTION WITH THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT FOR ASTON/VALUE PARTNERS ASIA DIVIDEND FUND

At an in-person meeting on September 17, 2015, the Board of Trustees (the “Board”) of Aston Funds (the “Trust”), including the trustees who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), determined that the terms of the Investment Advisory Agreement between the Trust and Aston Asset Management, LLC (“Aston”) with respect to the ASTON/Value Partners Asia Dividend Fund (the “New Fund”) are fair and reasonable and approved the Investment Advisory Agreement for the New Fund as being in the best interests of the New Fund. In making such determinations, the Board, including the Independent Trustees, considered materials received and discussions held with respect to the approval of the Investment Advisory Agreement at the September 17, 2015 meeting. The Independent Trustees met separately from the Trustees who are “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and any officers of Aston or its affiliates to consider approval of the Investment Advisory Agreement with respect to the New Fund and were assisted by independent legal counsel in their deliberations.

In evaluating the Investment Advisory Agreement on behalf of the New Fund, the Board reviewed, among other things, information regarding: (1) the nature, quality and extent of the services to be provided to the New Fund; (2) the management fees to be charged and estimated total expense ratio of the New Fund compared to a peer group of funds; (3) fee waivers or expenses to be reimbursed by Aston and/or the New Fund’s subadviser; and (4) potential benefits to be received by Aston or its affiliates from Aston’s relationship with the New Fund. In considering the Investment Advisory Agreement on behalf of the New Fund, the Board, including the Independent Trustees, did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The following summary does not detail all the matters considered.

Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of the services to be provided by Aston, including investment advisory services and administrative services. The Board considered that Aston is a manager-of-managers, and that in its role as investment adviser to the New Fund it intends to delegate the day-to-day responsibility for managing the New Fund’s investments to a subadviser. Accordingly, the Board considered Aston’s capabilities and processes with respect to the selection and monitoring of subadvisers on an ongoing basis, as well as information regarding the composition, experience and role of its Investment Committee. In this regard, the Board noted the responsibilities and experience of Aston personnel, the resources made available to such personnel, the ability of Aston to attract and retain high quality personnel and the organizational depth and stability of Aston.

In addition to investment advisory services, the Board considered the quality of other services provided by Aston including the oversight of service providers, regulatory administration and Board support, fund administration and operational support, compliance services, shareholder servicing and platform management and distribution- and marketing-related services. The Board also considered the nature, quality and extent of the services provided by Aston with respect to other series of the Trust. On the basis of this evaluation, the Board concluded that the nature, quality and extent of the services to be provided by Aston are expected to be satisfactory.

Fees and Expenses. The Board considered the New Fund’s proposed management fee rate and total net expense ratio after contractual expense reimbursements and fee waivers. As a part of this analysis, the Board compared the proposed management fees and total net expenses to those of a relevant peer group for the New Fund. The Board concluded that the proposed management fees were reasonable and appropriate in light of the nature, quality and extent of the services to be provided by Aston.

Costs and Profitability. With respect to the costs of the services to be provided and the profits expected to be realized by Aston, the Board considered the resources involved in managing the New Fund in light of Aston’s business model as well as fees to be waived or expenses to be reimbursed under an Expense Reimbursement Agreement with Aston. The Board noted that Aston and the subadviser each will bear a portion of any fee waivers or expense reimbursements with respect to the New Fund. Because the New Fund has not yet commenced operations, profitability information was not available. However, based upon projected asset size and the impact of fee waivers or expenses to be reimbursed by Aston, the Board concluded that profitability was not expected to be unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the New Fund grows. The Board considered the potential asset size of the New Fund, as well as the terms of the Expense Reimbursement Agreement, and concluded that at this time the potential for economies of scale are limited.

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Other Benefits to the Investment Adviser. The Board considered the nature and amount of fees to be paid by the New Fund for services to be provided by Aston for administration services. The Board noted that Aston currently does not intend to manage the New Fund directly, and therefore will not benefit from the use of “soft” commission dollars to pay for research or brokerage services. The Board concluded that any other benefits to be received by Aston from its relationship with the New Fund were not expected to be unreasonable.

Conclusion. Based upon its evaluation of all material factors and assisted by the advice of independent legal counsel, the Board, including all of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement for the New Fund, including the proposed management fees, were fair and reasonable, that the approval of the Investment Advisory Agreement was in the best interests of the New Fund and that the Investment Advisory Agreement on behalf of the New Fund should be approved.

CONSIDERATIONS OF THE BOARD OF TRUSTEES IN CONNECTION WITH THE APPROVAL OF THE SUB-INVESTMENT ADVISORY AGREEMENT FOR ASTON/VALUE PARTNERS ASIA DIVIDEND FUND

At an in-person meeting on September 17, 2015, the Board of Trustees (the “Board”) of Aston Funds (the “Trust”), including the trustees who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the approval of a Sub-Investment Advisory Agreement between Aston Asset Management, LLC (“Aston”) and Value Partners Hong Kong Limited (“Value Partners”) with respect to the ASTON/Value Partners Asia Dividend Fund (the “New Fund”). The Board considered information provided and discussions held at the September 17, 2015 meeting. The Independent Trustees met separately from the Trustees who are “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and any officers of Aston, Value Partners or their respective affiliates to consider approval of the Sub-Investment Advisory Agreement and were assisted by independent legal counsel in their deliberations.

In evaluating the Sub-Investment Advisory Agreement for the New Fund, the Board considered, among other things, the factors described below. In considering the Sub-Investment Advisory Agreement for the New Fund, the Board, including the Independent Trustees, did not identify any single factor or group of factors as all-important or controlling, but considered all factors together.

Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of the services expected to be provided under the Sub-Investment Advisory Agreement. The Board considered the reputation, qualifications and background of Value Partners and its operational and compliance infrastructures. The Board also considered information provided regarding Value Partners’ investment approach, the experience and skills of senior management and investment personnel of

Value Partners, the resources made available to such personnel, the ability of Value Partners to attract and retain high-quality personnel and the organizational depth of Value Partners. The Board also considered the historical composite performance of Value Partners in the proposed investment strategy for the New Fund for the year-to-date, one-year, three-year and since inception (September 2, 2002) periods ended June 30, 2015, as well as for the calendar year 2014, in each case compared to a Morningstar peer group and an appropriate benchmark index. The Board noted that the composite performance outperformed the benchmark and ranked in the first quartile of the Morningstar peer group for each of these periods. On the basis of this evaluation, the Board concluded that the nature, quality and extent of the services to be provided by Value Partners are expected to be satisfactory.

Fees, Profitability and Economies of Scale. The Board considered the subadvisory fee rate under the Sub-Investment Advisory Agreement as well as the overall management fee structure of the New Fund, noting that the subadvisory fee rate is fifty percent (50%) of the investment advisory fee less certain third-party payments, fee waivers and expense reimbursements incurred by Aston. The Board considered that Aston would compensate Value Partners from the investment advisory fees it receives from the New Fund. The Board noted that Aston’s ultimate parent company owns a minority equity interest in Value Partners. As part of its review of the investment advisory agreement with Aston, the Board considered whether there will be economies of scale with respect to the overall fee structure of the New Fund and whether the New Fund will benefit from any economies of scale.

The Board determined that profitability information with respect to Value Partners was not material to its considerations in light of the fee model used by Aston. The Board concluded that the proposed subadvisory fee rate was reasonable in light of the nature, quality and extent of the services to be provided and that economies of scale were limited at this time.

Other Benefits to the Subadviser. The Board also considered the character and amount of other incidental benefits expected to be received by Value Partners and its affiliates. The Board considered potential benefits to Value Partners from the use of “soft dollars” to pay for research services generated by parties other than the executing broker-dealer. The Board concluded that the subadvisory fees were reasonable, taking into account any other benefits expected to be received by Value Partners from its relationship with the New Fund.

Conclusion. Based upon its evaluation of all material factors and assisted by the advice of independent legal counsel, the Board, including all of the Independent Trustees, concluded that the terms of the Sub-Investment Advisory Agreement for the New Fund, including the proposed subadvisory fees, were fair and reasonable, that the approval of the Sub-Investment Advisory Agreement was in the best interests of the New Fund and that the Sub-Investment Advisory Agreement for the New Fund should be approved.

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Additional Information (unaudited) – continued

CONSIDERATIONS OF THE BOARD OF TRUSTEES IN CONNECTION WITH THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT FOR ASTON/RIVER ROAD FOCUSED ABSOLUTE VALUE FUND

At an in-person meeting held on September 17, 2015, the Board of Trustees (the “Board”) of Aston Funds (the “Trust”), and separately the trustees who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), determined that the terms of the Investment Advisory Agreement between the Trust and Aston Asset Management, LLC (“Aston”) with respect to ASTON/River Road Focused Absolute Value Fund (the “New Fund”) are fair and reasonable and approved the Investment Advisory Agreement for the New Fund as being in the best interests of the New Fund. In making such determinations, the Board, including the Independent Trustees, considered materials received and discussions held with respect to the approval of the Investment Advisory Agreement at the June 25, 2015 and September 17, 2015 meetings and prior meetings. The Independent Trustees met separately from the Trustees who are “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and any officers of Aston or its affiliates to consider approval of the Investment Advisory Agreement with respect to the New Fund. The Independent Trustees were assisted by independent legal counsel in their deliberations.

In evaluating the Investment Advisory Agreement on behalf of the New Fund, the Board reviewed information regarding: (1) the nature, quality and extent of the services to be provided to the New Fund; (2) the investment advisory fees to be charged and estimated total expense ratio of the New Fund compared to a peer group of funds; (3) fee waivers or expenses to be reimbursed by Aston and/or the New Fund’s subadviser; and (4) potential benefits to be received by Aston or its affiliates from Aston’s relationship with the New Fund. In considering the Investment Advisory Agreement on behalf of the New Fund, the Board, including the Independent Trustees, did not identify any single factor or group of factors as all-important or controlling, and with each Trustee not necessarily attributing the same weight to each factor, but considered all factors together. The following summary does not detail all the matters considered.

Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of services to be provided by Aston, including investment advisory services and administrative services. The Board considered that Aston is a manager-of-managers, and that in its role as investment adviser to the New Fund it intends to delegate the day-to-day responsibility for managing the New Fund’s investments to a subadviser. Accordingly, the Board considered Aston’s capabilities and processes with respect to the selection and monitoring of subadvisers on an ongoing basis, as well as information regarding the composition, experience and role of its Investment Committee. In this regard, the Board noted the responsibilities and experience of Aston personnel, the resources made available to such personnel, the ability of Aston to attract and retain high quality personnel and the organizational depth and stability of Aston.

In considering the nature, extent and quality of the services to be provided by Aston under the Investment Advisory Agreement, the Board took into account information provided periodically throughout the previous year by Aston in Board meetings relating to Aston’s financial information, operations and personnel, the performance of its duties with respect to other funds in the Aston complex, the quality of the performance of Aston’s duties and the Trustees’ knowledge of Aston’s management team.

In addition to investment advisory services, the Board considered the quality of other services provided by Aston including oversight of service providers, regulatory administration and Board support, fund administration and operational support, compliance services, shareholder servicing and platform management and distribution- and marketing-related services. The Board also considered Aston’s risk management processes. On the basis of this evaluation, the Board concluded that the nature, quality and extent of services to be provided by Aston are expected to be satisfactory.

Fees and Expenses. The Board considered the New Fund’s proposed management fee rate and total net expense ratio after contractual expense reimbursements and fee waivers. As a part of this analysis, the Board compared the proposed investment advisory fees and total net expenses to those of a relevant peer group for the New Fund. The Board noted that a portion of the management fee paid to Aston would be paid in turn to the subadviser and that Aston could indirectly benefit from such fees because Aston and the subadviser are affiliated. The Board also considered the amount of the management fee to be retained by Aston after payment of the subadvisory fee in light of the services to be rendered for those amounts. The Board concluded that the proposed investment advisory fees were reasonable and appropriate in light of the nature, quality and extent of services to be provided by Aston.

Costs and Profitability. With respect to the costs of services to be provided and profits expected to be realized by Aston, the Board considered the resources involved in managing the New Fund in light of Aston’s business model as well as fees to be waived or expenses to be reimbursed under an Expense Reimbursement Agreement with Aston. The Board noted that, with respect to the New Fund, Aston and the subadviser each will bear a portion of any fee waivers or expense reimbursements. Because the New Fund has not yet commenced operations, profitability information was not available. However, based upon projected asset size and the impact of fee waivers or expenses to be reimbursed by Aston, the Board concluded that profitability was not expected to be unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the New Fund grows. The Board considered the potential asset size of the New Fund, as well as the terms of the Expense Reimbursement Agreement, and concluded that at this time the potential for economies of scale are limited.

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Other Benefits to the Investment Adviser. The Board considered the nature and amount of fees to be paid by the New Fund for administration services to be provided by Aston. The Board noted that Aston currently does not intend to manage the New Fund directly, and therefore, will not directly benefit from the use of “soft” commission dollars to pay for research and brokerage services. The Board concluded that any other benefits to be received by the Aston from its relationship with the New Fund were not expected to be unreasonable.

Conclusion. Based upon its evaluation of all material factors and assisted by the advice of independent legal counsel, the Board, including all of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement for the New Fund, including the proposed investment advisory fee, were fair and reasonable, and that the Investment Advisory Agreement on behalf of the New Fund should be approved.

CONSIDERATIONS OF THE BOARD OF TRUSTEES IN CONNECTION WITH THE APPROVAL OF THE SUB-INVESTMENT ADVISORY AGREEMENT FOR ASTON/RIVER ROAD FOCUSED ABSOLUTE VALUE FUND

At an in-person meeting held on June 25, 2015, the Board of Trustees (the “Board”) of Aston Funds (the “Trust”), and separately the trustees who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the approval of a Sub-Investment Advisory Agreement (the “Sub-Investment Advisory Agreement”) between Aston Asset Management, LLC (“Aston”) and River Road Asset Management, LLC (“River Road”) with respect to ASTON/River Road Focused Absolute Value Fund (the “New Fund”). The Board considered information provided and discussions held at the June 25, 2015 meeting and at prior meetings. The Independent Trustees met separately from the Trustees who are “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and any officers of Aston, River Road or their respective affiliates to consider approval of the Sub-Investment Advisory Agreement. The Independent Trustees were assisted by independent legal counsel in their deliberations.

Among the matters considered by the Board, including the Independent Trustees, in connection with its approval of the Sub-Investment Advisory Agreement were the following:

Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of services expected to be provided under the Sub-Investment Advisory Agreement. The Board considered the reputation, qualifications and background of River Road and its operational and compliance infrastructures. The Board also considered information provided regarding River Road’s investment approach, the experience and skills of senior management and investment personnel of River Road, the resources made available to such personnel, the ability of River Road to attract and retain high-quality personnel and the organizational depth of River Road. The Board also considered the nature and quality of services provided by River Road with respect to other series of the Trust. The Board also considered

River Road’s risk management processes. On the basis of this evaluation, the Board concluded that the nature, quality and extent of services to be provided by River Road are expected to be satisfactory.

Performance. Because the New Fund has not yet commenced operations, the Board noted that they could not draw any conclusions regarding the performance of the New Fund.

Fees, Profitability and Economies of Scale. The Board considered the subadvisory fee rate under the Sub-Investment Advisory Agreement as well as the overall management fee structure of the New Fund, including the amount of management fee to be retained by Aston after payment of the subadvisory fee. The Board noted that a portion of the management fee paid to Aston would be paid in turn to the subadviser and that Aston could indirectly benefit from such fees because Aston and the subadviser are affiliated. As part of its review of the investment advisory agreement with Aston, the Board considered whether there will be economies of scale with respect to the overall fee structure of the New Fund and whether the New Fund will benefit from any economies of scale.

In considering the anticipated profitability of River Road with respect to the provision of subadvisory services to the New Fund, although recognizing that profitability with respect to the New Fund is speculative, the Trustees considered information regarding River Road’s organization, management and financial stability. The Trustees noted that, because River Road is an affiliate of Aston, such anticipated profitability might be directly or indirectly shared by Aston. The Trustees also noted that the subadvisory fees are to be paid by Aston out of its management fee. The Board took into account management’s discussion of the proposed subadvisory fee structure, and the services River Road is expected to provide in performing its functions under the Sub-Investment Advisory Agreement. The Trustees also considered the anticipated net assets of the New Fund for its first year of operations. Based on the foregoing, the Trustees concluded that the profitability to River Road is not expected to be unreasonable. The Board concluded that the proposed subadvisory fee rate was reasonable in light of the nature, quality and extent of services to be provided and that the potential for economies of scale was limited at this time.

Other Benefits to the Subadviser. The Board also considered the character and amount of other incidental benefits expected to be received by River Road and its affiliates. The Board considered potential benefits to River Road from the use of “soft dollars” to pay for research services generated by parties other than the executing broker-dealer. The Board concluded that the subadvisory fees were reasonable, taking into account any other benefits expected to be received by River Road from its relationship with the New Fund.

Conclusion. Based on all of the information considered and the conclusions reached, the Board, and separately all of the Independent Trustees, determined that the terms of the Sub-Investment Advisory Agreement are fair and reasonable, and

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that the approval of the Sub-Investment Advisory Agreement is in the best interests of the New Fund. No single factor was determinative in the Board’s analysis and each Trustee may have given different weight to the various factors.

Tax Information: In accordance with Federal tax law, the following Funds hereby make the designations indicated below regarding their fiscal year ended October 31, 2015:

The following are the estimated percentages of the income dividends qualifying for the dividends received deduction available to corporations:

Fund	Percentage
Cornerstone Large Cap Value Fund	100.00%
Herndon Large Cap Value Fund	100.00%
Montag & Caldwell Growth Fund	100.00%
River Road Dividend All Cap Value Fund	97.46%
River Road Dividend All Cap Value Fund II	82.83%
Fairpointe Mid Cap Fund	35.45%
Montag & Caldwell Mid Cap Growth Fund	100.00%
LMCG Small Cap Growth Fund	7.68%
River Road Independent Value Fund	11.69%
River Road Select Value Fund	18.39%
River Road Small Cap Value Fund	22.81%
Silvercrest Small Cap Fund	100.00%
Anchor Capital Enhanced Equity Fund	100.00%
Lake Partners LASSO Alternatives Fund	49.64%
River Road Long-Short Fund	34.10%
Guardian Capital Global Dividend Fund	67.26%
LMCG Emerging Markets Fund	2.62%
Harrison Street Real Estate Fund	4.32%
Montag & Caldwell Balanced Fund	90.15%

For the fiscal year ended October 31, 2015, certain dividends may be subject to a maximum tax rate of 15%, as qualified dividend income (“QDI”) under the Jobs and Growth Tax Relief Reconciliation Act of 2003. For individual shareholders, a percentage of their ordinary income dividends (dividend income plus short-term gains, if any) may qualify for a maximum tax rate of 15%. Complete information is computed and reported in conjunction with your Form 1099-DIV.

The following percentages of ordinary dividends paid during the fiscal year ended October 31, 2015 are designated as QDI:

Fund	Percentage
Cornerstone Large Cap Value Fund	100.00%
Herndon Large Cap Value Fund	100.00%
Montag & Caldwell Growth Fund	100.00%
River Road Dividend All Cap Value Fund	98.74%
River Road Dividend All Cap Value Fund II	87.90%
Fairpointe Mid Cap Fund	36.48%
Montag & Caldwell Mid Cap Growth Fund	100.00%
LMCG Small Cap Growth Fund	7.68%
River Road Independent Value Fund	22.72%
River Road Select Value Fund	21.24%
River Road Small Cap Value Fund	25.93%
Silvercrest Small Cap Fund	100.00%
Anchor Capital Enhanced Equity Fund	100.00%
Lake Partners LASSO Alternatives Fund	100.00%
River Road Long-Short Fund	41.90%
Barings International Fund	71.47%

Fund	Percentage
Guardian Capital Global Dividend Fund	100.00%
LMCG Emerging Markets Fund	100.00%
Pictet International Fund	90.21%
Harrison Street Real Estate Fund	4.32%
Montag & Caldwell Balanced Fund	91.25%

Each Fund designates 100%, or if subsequently different, of “QDI” to qualify for the lower tax rates applicable to individual shareholders; and 100%, or if subsequently different, of ordinary income dividends to qualify for the “DRD” for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements.

The following Funds designated the listed amounts as long-term capital gain dividends during the year ended October 31, 2015. Distributable long-term gains are based on net realized long term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount
Herndon Large Cap Value Fund	$7,726,222
Montag & Caldwell Growth Fund	814,995,176
River Road Dividend All Cap Value Fund	98,089,972
River Road Dividend All Cap Value Fund II	3,141,523
Fairpointe Mid Cap Fund	850,693,976
Montag & Caldwell Mid Cap Growth Fund	1,250,512
LMCG Small Cap Growth Fund	1,078,763
River Road Independent Value Fund	21,661,599
River Road Select Value Fund	19,171,424
River Road Small Cap Value Fund	31,938,623
Silvercrest Small Cap Fund	6,208,342
TAMRO Small Cap Fund	147,855,799
Anchor Capital Enhanced Equity Fund	590,164
Lake Partners LASSO Alternatives Fund	17,851,984
River Road Long-Short Fund	545,512
Barings International Fund	2,360,468
Montag & Caldwell Balanced Fund	1,808,010

Shareholders should not use the above tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2015.

Disclosure of Fund Expenses: We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average daily net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

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The below table illustrates each Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the past six-month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the SEC requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees, which are described in the prospectus. If these costs were applied to your account, your costs would be higher.

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expense Ratio(1)	Expenses Paid During Period(2)
Cornerstone Large Cap Value Fund
Actual Fund Return
Class N	$1,000	$909.60	1.30%	$6.26
Class I	1,000	911.10	1.05%	5.06
Hypothetical 5% Return
Class N	$1,000	$1,018.65	1.30%	$6.61
Class I	1,000	1,019.91	1.05%	5.35
Fairpointe Focused Equity Fund(3)
Actual Fund Return
Class N	$1,000	$892.00	1.15%	$5.48
Class I	1,000	893.00	0.90%	4.29
Hypothetical 5% Return
Class N	$1,000	$1,019.41	1.15%	$5.85
Class I	1,000	1,020.67	0.90%	4.58
Herndon Large Cap Value Fund
Actual Fund Return
Class N	$1,000	$929.30	1.29%	$6.27
Class I	1,000	929.80	1.04%	5.06
Hypothetical 5% Return
Class N	$1,000	$1,018.70	1.29%	$6.56
Class I	1,000	1,019.96	1.04%	5.30

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expense Ratio(1)	Expenses Paid During Period(2)
Montag & Caldwell Growth Fund
Actual Fund Return
Class N	$1,000	$1,045.90	1.08%	$5.57
Class I	1,000	1,047.70	0.82%	4.23
Class R	1,000	1,045.10	1.32%	6.80
Hypothetical 5% Return
Class N	$1,000	$1,019.76	1.08%	$5.50
Class I	1,000	1,021.07	0.82%	4.18
Class R	1,000	1,018.55	1.32%	6.72
River Road Dividend All Cap Value Fund
Actual Fund Return
Class N	$1,000	$962.70	1.10%	$5.44
Class I	1,000	963.90	0.85%	4.21
Hypothetical 5% Return
Class N	$1,000	$1,019.66	1.10%	$5.60
Class I	1,000	1,020.92	0.85%	4.33
River Road Dividend All Cap Value Fund II
Actual Fund Return
Class N	$1,000	$964.00	1.15%	$5.69
Class I	1,000	965.30	0.90%	4.46
Hypothetical 5% Return
Class N	$1,000	$1,019.41	1.15%	$5.85
Class I	1,000	1,020.67	0.90%	4.58
Fairpointe Mid Cap Fund
Actual Fund Return
Class N	$1,000	$886.50	1.11%	$5.28
Class I	1,000	887.60	0.86%	4.09
Hypothetical 5% Return
Class N	$1,000	$1,019.61	1.11%	$5.65
Class I	1,000	1,020.87	0.86%	4.38
Montag & Caldwell Mid Cap Growth Fund
Actual Fund Return
Class N	$1,000	$978.80	1.25%	$6.23
Class I	1,000	979.70	1.00%	4.99
Hypothetical 5% Return
Class N	$1,000	$1,018.90	1.25%	$6.36
Class I	1,000	1,020.16	1.00%	5.09
LMCG Small Cap Growth Fund
Actual Fund Return
Class N	$1,000	$939.60	1.35%	$6.60
Class I	1,000	941.50	1.10%	5.38
Hypothetical 5% Return
Class N	$1,000	$1,018.40	1.35%	$6.87
Class I	1,000	1,019.66	1.10%	5.60
River Road Independent Value Fund
Actual Fund Return
Class N	$1,000	$960.20	1.42%	$7.02
Class I	1,000	960.60	1.17%	5.78
Hypothetical 5% Return
Class N	$1,000	$1,018.05	1.42%	$7.22
Class I	1,000	1,019.31	1.17%	5.96
River Road Select Value Fund
Actual Fund Return
Class N	$1,000	$979.50	1.51%	$7.53
Class I	1,000	981.00	1.26%	6.29
Hypothetical 5% Return
Class N	$1,000	$1,017.59	1.51%	$7.68
Class I	1,000	1,018.85	1.26%	6.41
River Road Small Cap Value Fund
Actual Fund Return
Class N	$1,000	$999.20	1.35%	$6.80
Class I	1,000	1,000.80	1.10%	5.55
Hypothetical 5% Return
Class N	$1,000	$1,018.40	1.35%	$6.87
Class I	1,000	1,019.66	1.10%	5.60

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	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expense Ratio(1)	Expenses Paid During Period(2)
Silvercrest Small Cap Fund
Actual Fund Return
Class N	$1,000	$1,000.70	1.40%	$7.06
Class I	1,000	1,002.00	1.15%	5.80
Hypothetical 5% Return
Class N	$1,000	$1,018.15	1.40%	$7.12
Class I	1,000	1,019.41	1.15%	5.85
TAMRO Small Cap Fund
Actual Fund Return
Class N	$1,000	$941.80	1.31%	$6.41
Class I	1,000	942.80	1.06%	5.19
Hypothetical 5% Return
Class N	$1,000	$1,018.60	1.31%	$6.67
Class I	1,000	1,019.86	1.06%	5.40
DoubleLine Core Plus Fixed Income Fund
Actual Fund Return
Class N	$1,000	$991.40	0.94%	$4.72
Class I	1,000	992.60	0.69%	3.47
Hypothetical 5% Return
Class N	$1,000	$1,020.47	0.94%	$4.79
Class I	1,000	1,021.73	0.69%	3.52
TCH Fixed Income Fund
Actual Fund Return
Class N	$1,000	$970.30	0.94%	$4.67
Class I	1,000	971.50	0.69%	3.43
Hypothetical 5% Return
Class N	$1,000	$1,020.47	0.94%	$4.79
Class I	1,000	1,021.73	0.69%	3.52
Anchor Capital Enhanced Equity Fund
Actual Fund Return
Class N	$1,000	$948.90	1.21%	$5.94
Class I	1,000	950.20	0.96%	4.72
Hypothetical 5% Return
Class N	$1,000	$1,019.11	1.21%	$6.16
Class I	1,000	1,020.37	0.96%	4.89
Lake Partners LASSO Alternatives Fund
Actual Fund Return
Class N	$1,000	$969.60	1.40%	$6.95
Class I	1,000	971.20	1.15%	5.71
Hypothetical 5% Return
Class N	$1,000	$1,018.15	1.40%	$7.12
Class I	1,000	1,019.41	1.15%	5.85
River Road Long-Short Fund(4)
Actual Fund Return
Class N	$1,000	$994.80	1.70%	$8.55
Class I	1,000	995.70	1.45%	7.29
Hypothetical 5% Return
Class N	$1,000	$1,016.64	1.70%	$8.64
Class I	1,000	1,017.90	1.45%	7.37
Barings International Fund
Actual Fund Return
Class N	$1,000	$964.30	1.40%	$6.93
Class I	1,000	965.80	1.15%	5.70
Hypothetical 5% Return
Class N	$1,000	$1,018.15	1.40%	$7.12
Class I	1,000	1,019.41	1.15%	5.85
Guardian Capital Global Dividend Fund
Actual Fund Return
Class N	$1,000	$974.00	1.30%	$6.47
Class I	1,000	975.70	1.05%	5.23
Hypothetical 5% Return
Class N	$1,000	$1,018.65	1.30%	$6.61
Class I	1,000	1,019.91	1.05%	5.35

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expense Ratio(1)	Expenses Paid During Period(2)
LMCG Emerging Markets Fund
Actual Fund Return
Class N	$1,000	$804.10	1.43%	$6.50
Class I	1,000	804.70	1.18%	5.37
Hypothetical 5% Return
Class N	$1,000	$1,018.00	1.43%	$7.27
Class I	1,000	1,019.26	1.18%	6.01
Pictet International Fund
Actual Fund Return
Class N	$1,000	$959.80	1.40%	$6.92
Class I	1,000	961.90	1.15%	5.69
Hypothetical 5% Return
Class N	$1,000	$1,018.15	1.40%	$7.12
Class I	1,000	1,019.41	1.15%	5.85
TAMRO International Small Cap Fund(5)
Actual Fund Return
Class N	$1,000	$928.60	1.50%	$7.29
Class I	1,000	929.60	1.25%	6.08
Hypothetical 5% Return
Class N	$1,000	$1,017.64	1.50%	$7.63
Class I	1,000	1,018.90	1.25%	6.36
Harrison Street Real Estate Fund
Actual Fund Return
Class N	$1,000	$1,029.80	1.37%	$7.01
Class I	1,000	1,030.80	1.12%	5.73
Hypothetical 5% Return
Class N	$1,000	$1,018.30	1.37%	$6.97
Class I	1,000	1,019.56	1.12%	5.70
Montag & Caldwell Balanced Fund
Actual Fund Return
Class N	$1,000	$1,032.60	1.20%	$6.15
Class I	1,000	1,033.10	1.10%	5.64
Hypothetical 5% Return
Class N	$1,000	$1,019.16	1.20%	$6.11
Class I	1,000	1,019.66	1.10%	5.60

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) or partial year, if applicable, for the actual return and multiplied by the most recent fiscal half-year for the hypothetical 5% return, then divided by 365. Expense ratios do not include interest expense, if applicable.

(3)	The commencement of investment operations for Fairpointe Focused Equity Fund is December 23, 2014.

(4)	Excludes interest expense and dividends on short positions. If included, your annualized expense ratios would be 3.28% and 3.03% for Class N and Class I, respectively and your actual and hypothetical expenses paid during the period would be $16.49 and $16.61 and $15.24 and $15.35 for Class N and Class I, respectively.

(5)	The commencement of investment operations for TAMRO International Small Cap Fund is December 22, 2014.

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TRUSTEES AND OFFICERS OF THE TRUST

Under Delaware law, the business and affairs of the Trust are managed under the direction of the Board. Information pertaining to the Trustees and officers of the Trust is set forth below. The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Name, Address, Age and Position(s) with Trust	Term of Office [1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex [2] Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES
Bruce B. Bingham c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 DOB: 12/1/48 Trustee	Since 2014	Partner, Hamilton Partners (real estate development firm) (1987-present)	28	Director of The Yacktman Funds, Inc. (2 portfolios); Trustee of AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (45 portfolios)	Significant mutual fund board experience; business experience as a partner of a real estate development and investment firm; familiar with financial statements.

William E. Chapman, II c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 DOB: 9/23/41 Trustee; Independent Chairman	Since 2010	President and Owner, Longboat Retirement Planning Solutions (1998-present); Formerly Trustee of Bowdoin College (2002-2013); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009)	28	Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (45 portfolios)	Significant mutual fund board experience; significant executive experience with several financial services firms; continuing service as Independent Chairman of the Board and Chairman of the Trust’s Governance Committee.

Edward J. Kaier c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 DOB: 9/23/45 Trustee	Since 2010	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007)	28	Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (45 portfolios)	Significant mutual fund board experience; practicing attorney; Chairman of the Trust’s Audit Committee.

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Name, Address, Age and Position(s) with Trust	Term of Office [1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex [2] Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES (continued)
Kurt Keilhacker c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 DOB: 10/5/63 Trustee	Since 2014	Managing Member, TechFund Europe (2000-present); Managing Member, TechFund Capital (1997-Present); Managing Member, Clapham Partners I LLC (2013-present)	28	Trustee of AMG Funds, AMG Funds I, AMG Funds II and: AMG Funds III (45 portfolios); Trustee of Gordon College and Board Member for 6wind SA	Significant board experience, including as a board member of private companies; significant experience as a managing member of private companies; significant experience in the venture capital industry; significant experience as co-founder of a number of technology companies.

Steven J. Paggioli c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 DOB: 4/3/50 Trustee	Since 2010	Independent Consultant (2001-present); Formerly, Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001)	28	Trustee, Professionally Managed Portfolios (45 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel. Trustee of AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (45 portfolios)

Significant board experience, including as a board member of mutual funds; significant executive experience with several financial services firms; former service with financial service regulator;

Audit Committee financial expert.

Richard F. Powers III c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 DOB: 2/2/46 Trustee	Since 2014	Adjunct Professor, Boston College (2011-present)	28	Director of Ameriprise Financial Inc. (2005-2009); Trustee of AMG Funds, AMG Funds I, AMG Funds II and AMG Fund III (45 portfolios)	Significant board experience; significant executive experience with several financial services firms; significant experience as President and Chief Executive Officer of a mutual fund complex.

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Additional Information (unaudited) – continued

Name, Address, Age and Position(s) with Trust	Term of Office [1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex [2] Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES (continued)
Eric Rakowski c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 DOB: 6/5/58 Trustee	Since 2010	Professor, University of California at Berkeley School of Law (1990-present)	28	Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (45 portfolios)	Significant mutual fund board experience; former practicing attorney; currently professor of law.

Victoria Sassine c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 DOB: 8/11/65 Trustee	Since 2014	Lecturer, Babson College (2007-present)	28	Trustee of AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (45 portfolios)	Currently professor of finance; significant business and finance experience in strategic financial and operation management positions in a variety of industries; accounting experience in a global accounting firm; experience as a board member of various organizations; Certified Public Accountant (inactive).

Thomas R. Schneeweis c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 DOB: 5/10/47 Trustee	Since 2010	Professor Emeritus, University of Massachusetts (2013-present); Director, CISDM at the University of Massachusetts, (1996-2013); President, TRS Associates (1982-present); President, Alternative Investment Analytics, LLC (formerly Schneeweis Partners, LLC) (2001-2013); Partner, S Capital Management, LLC (2007-present); Professor of Finance, University of Massachusetts (1977-2013); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004- 2010)	28	Trustee of AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (45 portfolios)	Significant mutual fund board experience; professor Emeritus of finance; significant executive experience with several investment partnerships.

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Additional Information (unaudited) – continued

Name, Address, Age and Position(s) with Trust	Term of Office [1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex [2] Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES
Christine C. Carsman[3] c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 DOB: 4/2/52	Since 2014	Senior Vice President (2007-present) and Deputy General Counsel (2011-present); Senior Vice President and Chief Regulatory Counsel Affiliated Managers Group, Inc. (2007-2011), Vice President (2004-2007), and Chief Regulatory Counsel, Affiliated Managers Group, Inc.; Chief Legal Officer, Aston Funds (2010-2014); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)	28	Trustee of AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (45 portfolios)	Significant business, legal and risk management experience with several financial services firms; former practicing attorney at private law firm; significant experience as Chief Legal Officer.

OFFICER(S) WHO ARE NOT TRUSTEES
Jeffrey T. Cerutti c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 Age: 47 Chief Executive Officer and President	Since 2015	Chief Executive Officer and President, Aston Funds (2015-present); Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); President, VP Distributors (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010)	N/A	N/A	N/A

Gerald F. Dillenburg, CPA c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 Age: 48 Senior Vice President, Chief Operating Officer and Chief Compliance Officer	Since 1996	Chief Compliance Officer, Aston Asset Management, LLC (2006-present); Chief Financial Officer, Aston Asset Management, LLC (2006-2010)	N/A	N/A	N/A

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Additional Information (unaudited) – continued

Name, Address, Age and Position(s) with Trust	Term of Office [1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex [2] Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

OFFICER(S) WHO ARE NOT TRUSTEES (continued)
Mark J. Duggan c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 Age: 50 Secretary and Chief Legal Officer	Since 2015	Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Attorney, K&L Gates, LLP (2009-2015)	N/A	N/A	N/A

Laura M. Curylo, CPA c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 Age: 46 Chief Financial Officer and Treasurer	Since 2010	Chief Financial Officer, Aston Asset Management, LLC (2010-present); Vice President and Controller, Aston Asset Management, LLC (2006-present)	N/A	N/A	N/A

[1]

A Trustee serves for an indefinite term until the earliest of: (i) removal by two-thirds of the Board or shareholders, (ii) resignation, death or incapacity, (iii) the election and qualification of his successor, in accordance with the By-Laws of the Trust, or (iv) the last day of the fiscal year in which he attains the age of 75 years. Officers serve for an indefinite term until the earliest of: (i) removal by the Board, (ii) resignation, death or incapacity, or (iii) the election and qualification of their successors, in accordance with the By-Laws of the Trust.

[2]	The term “Fund Complex” includes all series of Aston Funds.
[3]

“Interested person” of the Trust as defined in the 1940 Act. Ms. Carsman is considered an “interested person” because of her affiliation with Affiliated Managers Group, Inc., the ultimate parent of the investment adviser.

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ADVISER

Aston Asset Management, LLC

120 N. LaSalle Street, 25th Floor

Chicago, IL 60602

SUBADVISERS

Anchor Capital Advisors LLC

One Post Office Square, Suite 3850

Boston, MA 02109

Baring International Investment Limited

155 Bishopsgate

London, EC2M 3XY UK

Cornerstone Investment Partners, LLC

Phipps Tower

3438 Peachtree Road NE, Suite 900

Atlanta, GA 30326

DoubleLine Capital LP

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

Fairpointe Capital LLC

One North Franklin, Suite 3300

Chicago, IL 60606

Guardian Capital LP

199 Bay Street, Suite 3100

Toronto, ON, M5L 1E8

Harrison Street Securities, LLC

71 South Wacker Drive, Suite 3575

Chicago, IL 60606

Herndon Capital Management, LLC

191 Peachtree Street, NE, Suite 2500

Atlanta, GA 30303

Lake Partners, Inc.

4 High Ridge Park, Suite 300

Stamford, CT 06905

LMCG Investments, LLC

200 Clarendon Street, 28th Floor

Boston, MA 02116

SUBADVISERS - continued

Montag & Caldwell, LLC

3455 Peachtree Road NE, Suite 1200

Atlanta, GA 30326

Pictet Asset Management Limited

120 London Wall

London, EC2Y 5ET UK

River Road Asset Management, LLC

Meidinger Tower, Suite 2000

462 South Fourth Street

Louisville, KY 40202

Silvercrest Asset Management Group LLC

1330 Avenue of the Americas, 38th Floor

New York, NY 10019

TAMRO Capital Partners LLC

1701 Duke St., Suite 250

Alexandria, VA 22314

Taplin, Canida & Habacht LLC

1001 Brickell Bay Drive, Suite 2100

Miami, FL 33131

SHAREHOLDER SERVICES

Aston Funds

P.O. Box 9765

Providence, RI 02940

DISTRIBUTOR

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

OFFICERS

Jeffrey T. Cerutti, President and Chief Executive Officer

Gerald F. Dillenburg, Senior Vice President, Chief Operating Officer and Chief Compliance Officer

Mark J. Duggan, Secretary and Chief Legal Officer

Laura M. Curylo, Treasurer and Chief Financial Officer

Juli A. Braun, Assistant Treasurer

Michael A. Cozzi, Assistant Treasurer

James A. Dimmick, Assistant Secretary

Marc J. Peirce, Assistant Secretary

Diana R. Podgorny, Assistant Secretary

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, New York 10286

LEGAL COUNSEL

Vedder Price P.C.

222 N. LaSalle Street

Chicago, IL 60601

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

155 N. Wacker Drive

Chicago, IL 60606

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY CALLING 800-992-8151.

198

Guide to Shareholder Benefits

We’re delighted to offer all Aston Funds shareholders a variety of services and convenient options. To receive more information about any of these benefits, simply call an Investor Services Associate Monday through Friday, 9 a.m. – 7 p.m. Eastern Time.

THE EASY WAY TO ADD TO YOUR ACCOUNT: START AN AUTOMATIC INVESTMENT PLAN

For Class N shareholders, systematic investing is an easy, effortless way to help reach any investment goal. Just choose a fixed amount, and we’ll automatically deduct it from your checking or savings account on a regular schedule and invest it in your Aston Funds account. Periodic investment plans involve continuous investments in securities regardless of price. You should consider your financial ability to continue to purchase shares through periods of both high and low price levels. This plan does not assure a profit and does not protect against loss in declining markets.

COMPOUND YOUR EARNINGS WITH AUTOMATIC DIVIDEND REINVESTMENT

By automatically reinvesting dividends into your Fund account, profits have the opportunity to mount. Monthly and quarterly dividends and annual capital gain distributions are reinvested at no charge.

ACCESS INFORMATION AND MAKE TRANSACTIONS ONLINE AT OUR WEBSITE

You can open a new account, access account balances, view statements, obtain fund information, and make transactions online 24 hours a day, 7 days a week.

www.astonfunds.com

Our Automated Shareholder Services Line Is at Your Service 24 Hours a Day
800-992-8151

Investor Services

Associates are available to assist you Monday – Friday 9 a.m. to 7 p.m., Eastern Time. Or, call any time, day or night, for automated account information to make exchanges or check fund performance.

Aston Funds

P.O. Box 9765

Providence, RI 02940

ATAN 15

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	Attached is the Code of Ethics for the Registrant’s Principal Executive and Principal Financial Officers, which reflects the name of the recently appointed PEO.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Edward J. Kaier is qualified to serve as the registrant’s audit committee financial expert and that he is “independent,” as defined by the Securities and Exchange Commission.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $473,452 for 2015 and $444,500 for 2014.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $28,905 for 2015 and $28,200 for 2014. Such fees were related to agreed upon procedures for the April 30, 2015 and April 30, 2014 unaudited semi-annual reports.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2015 and $0 for 2014.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $0 for 2014.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

In accordance with Audit Committee Charter, the Audit Committee shall:

1.	Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors.[1]
•

The Chairman of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

2.

Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate”[2] of the Adviser providing ongoing services to the

1 Pre-approval of non-audit services for the Fund pursuant to Section IV.C. 2 is not required, if:

(a)	the aggregate amount of all non-audit services provided to the Fund is no more than 5% of the total fees paid by the Fund to the independent auditors during the fiscal year in which the non-audit services are provided;

(b)	the services were not recognized by Fund management at the time of the engagement as non-audit services; and

(c)	such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

2 “Control affiliate” means any entity controlling, controlled by, or under common control with the Adviser.

Fund), if the engagement relates directly to the operations and financial reporting of the Funds.[3]

•

The Chairman of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) N/A

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2015 and $0 for 2014.

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common

[3]	Pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Fund) pursuant to Section IV.C.3 is not required, if:

(a)	the aggregate amount of all non-audit services provided is no more than 5% of the total fees paid by the Fund, the Adviser and any “control affiliate” of the Adviser providing ongoing services to the Fund to the independent auditors during the fiscal year in which the non-audit services are provided;

(b)	the services were not recognized by Fund management at the time of the engagement as non-audit services; and

(c)	such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Aston Funds

By (Signature and Title)*	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Chief Executive Officer and President
(principal executive officer)

Date	12/31/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Chief Executive Officer and President
(principal executive officer)

Date	12/31/2015

By (Signature and Title)*	/s/ Laura M. Curylo
Laura M. Curylo, Treasurer and Chief Financial Officer
(principal financial officer)

Date	12/31/2015

*	Print the name and title of each signing officer under his or her signature.